UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end: July 31, 2005

Date of reporting period: January 31, 2006

ITEM 1. REPORT TO SHAREHOLDERS



                                                             [LOGO]
                                                             WELLS   ADVANTAGE
                                                             FARGO   FUNDS

--------------------------------------------------------------------------------
                                JANUARY 31, 2006
--------------------------------------------------------------------------------
                               Semi-Annual Report
[PHOTO OMITTED]
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                 WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                 Wells Fargo Advantage Endeavor Large Cap Fund(SM)

                 Wells Fargo Advantage Endeavor Select Fund(SM)

                 Wells Fargo Advantage Equity Index Fund

                 Wells Fargo Advantage Large Company Core Fund

                 Wells Fargo Advantage U.S. Value Fund

                 Wells Fargo Advantage Value Fund

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

Table of Contents

Letter to Shareholders ....................................................    1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   Endeavor Large Cap Fund ................................................    2
   Endeavor Select Fund ...................................................    4
   Equity Index Fund ......................................................    6
   Large Company Core Fund ................................................    8
   U.S. Value Fund ........................................................   10
   Value Fund .............................................................   12
Fund Expenses .............................................................   14
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   Endeavor Large Cap Fund ................................................   17
   Endeavor Select Fund ...................................................   20
   Equity Index Fund ......................................................   24
   Large Company Core Fund ................................................   38
   U.S. Value Fund ........................................................   42
   Value Fund .............................................................   48
Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ...................................   54
   Statements of Operations ...............................................   56
   Statements of Changes in Net Assets ....................................   58
   Financial Highlights ...................................................   66
   Notes to Financial Highlights ..........................................   72

Notes to Financial Statements .............................................   73
--------------------------------------------------------------------------------
Other Information (Unaudited) .............................................   82
--------------------------------------------------------------------------------
List of Abbreviations .....................................................   84
--------------------------------------------------------------------------------

               -------------------------------------------------
               NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
               -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the semi-annual report for the WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS. On the following pages, you will find a discussion of the Funds, including the Fund managers' strategic outlook, performance highlights, and information about the Funds' portfolios.

ECONOMY HOLDS UP AFTER EFFECTS OF GULF COAST STORMS
--------------------------------------------------------------------------------

      A promising start to the period gave way as investors braced for the full impact of rising fuel costs and the two U.S. Gulf Coast hurricanes. However, the economy shrugged off these events along with interest-rate hikes by the Federal Reserve (the Fed). The economy continued to exhibit growth and low inflation. Gross Domestic Product (GDP) growth pulled down the unemployment rate but was not so strong as to push up the rate of inflation.

      During January 2006, it was reported that the growth of the GDP slowed to 1.1% in the fourth quarter of 2005; however, most of that weakness emerged early in that quarter because car and truck sales plummeted from the unsustainable September and October levels. An end to auto sales incentive programs, the U.S. Gulf Coast storms, and the consequent spike in gasoline prices combined to produce a huge falloff in vehicle sales and production in October and November. By December, however, consumer spending had recovered and the economy appeared to have regained momentum going into January. Several of the December economic indicators, such as retail sales, durable goods orders, and industrial production, were stronger than had been anticipated.

STOCKS ARE VOLATILE BUT STRONG DURING REPORTING PERIOD
--------------------------------------------------------------------------------

      Although there was volatility within the stock market, overall large cap stocks produced positive returns during the reporting period. Stocks extended a second-quarter rally during the July through September period with their strongest gain since the closing months of 2004. Most of the third-quarter return came as the economy emerged from a mid-year soft patch in July. However, stocks also managed to move higher during the immediate aftermath of the hurricanes in late September, historically the weakest month of the year for the stock market.

      Stocks barely finished in the black during December 2005, capping an up-and-down fourth quarter of 2005 with the S&P 500 Index having its weakest fourth quarter in five years. Lower fuel costs and strong economic data triggered an impressive rally in November, which lost steam the following month amid worries over rising interest rates and the implication of an inverted yield curve. Energy stocks continued to follow the ups and downs of fuel costs by going from the best performing sector in the third quarter of 2005 to the worst performing sector during the final three months of 2005. Equity markets surged higher in the first month of 2006 as speculation that an end to the Fed's tightening cycle could soon be approaching.

LOOKING AHEAD: CORPORATIONS MAY CONTINUE TREND OF STOCK BUYBACKS
--------------------------------------------------------------------------------

      Economic signs indicate that companies are likely to add to the record amounts of cash on their balance sheets. Although this trend has been prevalent for a while, there is pressure on companies to either deploy these monies or return them to shareholders. The popularity of stock buybacks, which reached record levels in 2005, might continue into 2006 because they offer management more flexibility than dividend payments. The upbeat economic environment in both the United States and around the world, and a belief that there could be a pause in the Fed's interest rate hikes, may bode well for equities in 2006.

      Developments that could dampen the stock market in 2006 are an increase in inflation, as higher energy and commodity prices get passed on to consumers, and a slowdown in the housing market, which might reduce spending if consumers are less likely to take equity out of their home.

      That's one of the reasons we believe successful investing includes a balanced approach of owning a diversified portfolio while keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals. To help you reach your diversification goals, we offer Funds across every key category, each one guided by skillful, independent money managers--our subadvisers--chosen for their focused attention to a particular investment style. We believe that our insistence on seeking outstanding money managers who share our dedication to pursuing consistent, long-term results, offers our investors the firm footing they need to navigate changing market conditions and move forward to meeting their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us and we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                SUBADVISER
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated

FUND MANAGERS                          FUND INCEPTION DATE
   Thomas J. Pence, CFA                   09/28/2001
   Erik J. Voss, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 6.84% 1 (excluding sales charge) for the six-month period that ended January 31, 2006, outperforming its benchmark, the S&P 500 Index 2, which returned 4.67%, and outperforming the Russell 1000(R) Growth Index 3, which returned 3.91% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      During the period, the Fund produced positive results due to its holdings within the health care, information technology, and energy sectors. In health care, holdings in managed health care providers WellPoint, Inc., and UnitedHealth Group Inc. advanced during the period. In addition, Gilead Sciences, Inc. produced solid results as the firm continued to gain share in the HIV market and as it negotiated more favorable royalty terms for its patents used in Tamiflu(R), a flu-fighting vaccination. In information technology, the Fund's performance significantly benefited from large positions in Marvell Technology Group Ltd. Marvell is a semiconductor firm that continues to increase sales as it penetrates multiple consumer products, including wireless LAN and optical storage.

      The third area of relative strength for the Fund was the energy sector as the Fund continued to be heavily positioned in the sector during the period. Transocean Inc., an offshore drilling company, posted healthy gains as the market for deepwater rigs continued to be competitive. The firm's large market share in deepwater assets allowed it to sustain favorable contract pricing while increasing its revenue visibility. Further, the company appears poised to capitalize on the future sustained drilling cycle as it meets its contract obligations beyond 2006.

      On the other hand, the Fund's holdings within the telecommunications sector detracted from returns during the period. Specifically, Sprint Nextel Corporation did not perform well on the heels of the two companies (Sprint and Nextel) merging. As a result, we took advantage of the lower stock price and increased our position because we believe that Sprint Nextel Corporation has yet to realize the full benefits of the merger.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      In response to the Fund's under representation in the consumer staples sector, we added to our position in CVS Corporation (a drugstore chain) after completing fundamental analysis that pointed to a positive long-term growth outlook for the company. While CVS detracted from Fund performance after releasing sales data in September 2005 that was below investors' expectations, the company still posted solid earnings for the third quarter in 2005. We were able to buy the stock during the temporary drop in price.

      Within technology, we rebalanced the Fund's holdings by adding exposure to semiconductors with a position in Advanced Micro Devices, Inc. This firm continued to see strong market share gains within the industry. In addition, we eliminated some of the Fund's holdings in the software category.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We expect 2006 to be more challenging than 2005. With little expectation that valuations will rise meaningfully, we believe earnings growth will be the driver of market returns. Currently, market participants appear to be discounting long-term earnings growth by approximately 5%. We will continue to focus on our investment process of identifying long-term growth opportunities in both core growth as well as developing growth companies.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of January 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

                                                                         Including Sales Charge           Excluding Sales Charge
                                                                     ------------------------------  ------------------------------
                                                                     6-Month*  1-Year  Life of Fund  6-Month*  1-Year  Life of Fund
-----------------------------------------------------------------------------------------------------------------------------------
      ENDEAVOR LARGE CAP FUND - Class A (Incept. Date 09/28/2001)    0.68       10.72      5.55        6.84     17.47      7.00
-----------------------------------------------------------------------------------------------------------------------------------
      ENDEAVOR LARGE CAP FUND - Class B (Incept. Date 09/28/2001)    1.40       11.52      5.95        6.40     16.52      6.33
-----------------------------------------------------------------------------------------------------------------------------------
      ENDEAVOR LARGE CAP FUND - Class C (Incept. Date 09/28/2001)    5.30       15.52      6.31        6.30     16.52      6.31
-----------------------------------------------------------------------------------------------------------------------------------
      Benchmarks
-----------------------------------------------------------------------------------------------------------------------------------
         S&P 500 Index 2                                                                              4.67     10.38      6.70
-----------------------------------------------------------------------------------------------------------------------------------
         Russell 1000(R) Growth Index 3                                                               3.91     10.81      4.83

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
      Beta**                                                              1.09
--------------------------------------------------------------------------------
      Price to Earnings (trailing 12 months)                             26.10x
--------------------------------------------------------------------------------
      Price to Book Ratio                                                 3.41x
--------------------------------------------------------------------------------
      Median Market Cap. ($B)                                           $27.14
--------------------------------------------------------------------------------
      Portfolio Turnover                                                    65%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
      WellPoint Incorporated                                              4.64%
--------------------------------------------------------------------------------
      Sprint Nextel Corporation                                           3.69%
--------------------------------------------------------------------------------
      Yahoo! Incorporated                                                 3.58%
--------------------------------------------------------------------------------
      Newmont Mining Corporation                                          3.41%
--------------------------------------------------------------------------------
      CVS Corporation                                                     2.95%
--------------------------------------------------------------------------------
      Comcast Corporation Class A                                         2.83%
--------------------------------------------------------------------------------
      Allstate Corporation                                                2.76%
--------------------------------------------------------------------------------
      Advanced Micro Devices Incorporated                                 2.70%
--------------------------------------------------------------------------------
      Transocean Incorporated                                             2.68%
--------------------------------------------------------------------------------
      Marriott International Incorporated Class A                         2.59%

SECTOR DISTRIBUTION 4 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                              15%
Consumer Staples                                     6%
Energy                                              10%
Financials                                           7%
Health Care                                         24%
Industrials                                          5%
Information Technology                              26%
Materials                                            3%
Telecommunication Services                           4%

GROWTH OF $10,000 INVESTMENT 6 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                     WELLS FARGO
                 ADVANTAGE ENDEAVOR                       Russell 1000(R) GROWTH
               LARGE CAP FUND - CLASS A   S&P 500 INDEX            INDEX
   9/28/2001             9,425                10,000            $10,000
   9/30/2001             9,425                10,000            $10,000
  10/31/2001             9,727                10,191            $10,525
  11/30/2001            10,358                10,972            $11,536
  12/31/2001            10,222                11,068            $11,514
   1/31/2002             9,961                10,907            $11,311
   2/28/2002             9,218                10,697            $10,841
   3/31/2002             9,710                11,099            $11,216
   4/30/2002             9,092                10,426            $10,301
   5/31/2002             8,967                10,350            $10,052
   6/30/2002             8,330                 9,613            $ 9,122
   7/31/2002             7,519                 8,864            $ 8,620
   8/31/2002             7,509                 8,922            $ 8,646
   9/30/2002             7,133                 7,953            $ 7,749
  10/31/2002             7,558                 8,652            $ 8,460
  11/30/2002             7,818                 9,161            $ 8,920
  12/31/2002             7,287                 8,623            $ 8,303
   1/31/2003             7,094                 8,398            $ 8,102
   2/28/2003             7,104                 8,272            $ 8,065
   3/31/2003             7,239                 8,351            $ 8,215
   4/30/2003             7,770                 9,039            $ 8,822
   5/31/2003             8,224                 9,515            $ 9,263
   6/30/2003             8,310                 9,637            $ 9,390
   7/31/2003             8,716                 9,807            $ 9,624
   8/31/2003             9,063                 9,997            $ 9,863
   9/30/2003             8,909                 9,892            $ 9,758
  10/31/2003             9,420                10,451            $10,306
  11/30/2003             9,401                10,543            $10,414
  12/31/2003             9,729                11,095            $10,774
   1/31/2004            10,125                11,299            $10,994
   2/29/2004            10,212                11,456            $11,064
   3/31/2004            10,029                11,283            $10,858
   4/30/2004             9,556                11,106            $10,732
   5/31/2004             9,990                11,258            $10,932
   6/30/2004            10,270                11,477            $11,069
   7/31/2004             9,768                11,097            $10,443
   8/31/2004             9,575                11,142            $10,391
   9/30/2004            10,125                11,262            $10,490
  10/31/2004            10,376                11,435            $10,654
  11/30/2004            10,897                11,897            $11,020
  12/31/2004            11,225                12,302            $11,452
   1/31/2005            10,762                12,002            $11,070
   2/28/2005            10,801                12,254            $11,188
   3/31/2005            10,714                12,037            $10,984
   4/30/2005            10,463                11,809            $10,775
   5/31/2005            11,158                12,185            $11,297
   6/30/2005            11,322                12,202            $11,255
   7/31/2005            11,833                12,656            $11,805
   8/31/2005            11,766                12,541            $11,653
   9/30/2005            11,988                12,642            $11,707
  10/31/2005            11,689                12,431            $11,593
  11/30/2005            12,229                12,901            $12,093
  12/31/2005            12,255                12,906            $12,055
   1/31/2006            12,642                13,248            $12,267

--------------------------------------------------------------------------------

      Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Endeavor Large Cap Fund, its predecessor fund, adjusted to reflect each Class' applicable sales charge.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

3 The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.You cannot invest directly in an Index.

4 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND Class A shares for the life of the Fund with the S&P 500 Index and the Russell 1000(R) Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Thomas J. Pence, CFA                    12/29/2000
   Erik J. Voss, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 7.35% 1 (excluding sales charges) for the six-month period that ended January 31, 2006, outperforming its benchmark, the S&P 500 Index 2, which returned 4.67%, and outperforming the Russell 1000(R) Growth Index 3, which returned 3.91% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      During the period, the Fund produced positive results due to its holdings within health care, energy, and materials. In health care, holdings in managed health care providers WellPoint, Inc. and UnitedHealth Group Inc. advanced during the period. In addition, Gilead Sciences, Inc. produced solid results as the firm continued to gain share in the HIV market and as it negotiated more favorable royalty terms for its patents used in Tamiflu(R), a flu-fighting vaccination.

      The Fund continued to be heavily positioned in energy during the six-month period, which also helped performance. Transocean Inc., an offshore drilling company, posted healthy gains as the market for deepwater rigs continued to be competitive. The firm's large market share in deepwater assets allowed it to sustain favorable contract pricing while increasing its revenue visibility. Further, the company appears poised to capitalize on the future sustained drilling cycle as it meets its contract obligations beyond 2006.

      The third area of relative strength came from the Fund's increased exposure in the materials sector. The demand for a number of precious metals continued to grow steadily as growth in supply failed to keep pace. This favorable circumstance led to strong performance in holdings such as Newmont Mining Corporation. As the largest North American-based gold mining company, Newmont benefited from the strong gold market and increased gold production operations at its mines.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      In response to the Fund's under representation in the consumer staples sector, we added to our position in CVS Corporation (a drugstore chain) after completing fundamental analysis that pointed to a positive long-term growth outlook for the company. While CVS detracted from Fund performance after releasing sales data in September 2005 that was below investors' expectations, the company still posted solid earnings for the third quarter in 2005. We were able to buy the stock during the temporary drop in price.

      Within technology, we rebalanced the Fund's positions by adding exposure to semiconductors with a position in Advanced Micro Devices, Inc. This firm continued to see strong market share gains within the industry. In addition, we eliminated some of the Fund's holdings in the software category.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We expect 2006 to be more challenging than 2005. With few indications that valuations will rise meaningfully, we believe earnings growth will be the driver of market returns. Currently, market participants appear to be discounting long-term earnings growth by approximately 5%. We will continue to focus our investment process of identifying long-term growth opportunities in both core growth as well as developing growth companies.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES, FOREIGN INVESTMENTS, AND NON-DIVERSIFIED PORTFOLIO RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of January 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Select Fund, its predecessor fund, adjusted to reflect each Class' applicable sales charge.Performance shown for the Administrator Class and Institutional Class shares of the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND for periods prior to April 11,2005,reflects the performance of the Class A shares of the Strong Advisor Select Fund,its predecessor fund,and includes fees and expenses that are not applicable to and are higher than those of the Administrator Class and Institutional Class shares. The Class A shares returns are substantially similar to what the Administrator Class and Institutional Class shares returns would be because the shares are invested in the same portfolio of securities and the returns differ only to the extent that the Classes do not have the same fees and expenses.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

                                                            Including Sales Charge                  Excluding Sales Charge
                                                    --------------------------------------  --------------------------------------
                                                    6-Month*  1-Year  5-Year  Life of Fund  6-Month*  1-Year  5-Year  Life of Fund
----------------------------------------------------------------------------------------------------------------------------------
      ENDEAVOR SELECT FUND - Class A
         (Incept. Date 12/29/2000)                   1.15      10.82  (0.46)       0.91       7.35    17.58     0.72      2.09
----------------------------------------------------------------------------------------------------------------------------------
      ENDEAVOR SELECT FUND - Class B
         (Incept. Date 12/29/2000)                   1.97      11.74  (0.41)       1.16       6.97    16.74    (0.01)     1.35
----------------------------------------------------------------------------------------------------------------------------------
      ENDEAVOR SELECT FUND - Class C
         (Incept. Date 12/29/2000)                   5.97      15.61  (0.03)       1.33       6.97    16.61    (0.03)     1.33
----------------------------------------------------------------------------------------------------------------------------------
      ENDEAVOR SELECT FUND - Administrator Class
         (Incept. Date 04/11/2005)                                                            7.45    17.81    0.76       2.13
----------------------------------------------------------------------------------------------------------------------------------
      ENDEAVOR SELECT FUND - Institutional Class
         (Incept. Date 04/11/2005)                                                            7.55    17.93    0.78       2.15
----------------------------------------------------------------------------------------------------------------------------------
      Benchmarks
----------------------------------------------------------------------------------------------------------------------------------
         S&P 500 Index 2                                                                      4.67    10.38    0.37       1.05
----------------------------------------------------------------------------------------------------------------------------------
         Russell 1000(R) Growth Index 3                                                       3.91    10.81    (4.53)    (3.20)

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
      Beta**                                                              1.17
--------------------------------------------------------------------------------
      Price to Earnings (trailing 12 months)                             28.10x
--------------------------------------------------------------------------------
      Price to Book Ratio                                                 3.64x
--------------------------------------------------------------------------------
      Median Market Cap. ($B)                                           $27.50
--------------------------------------------------------------------------------
      Portfolio Turnover                                                    50%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
      WellPoint Incorporated                                              5.75%
--------------------------------------------------------------------------------
      CVS Corporation                                                     4.32%
--------------------------------------------------------------------------------
      Yahoo! Incorporated                                                 4.23%
--------------------------------------------------------------------------------
      Sprint Nextel Corporation                                           4.10%
--------------------------------------------------------------------------------
      Johnson & Johnson                                                   4.08%
--------------------------------------------------------------------------------
      Newmont Mining Corporation                                          4.03%
--------------------------------------------------------------------------------
      NII Holdings Incorporated                                           3.80%
--------------------------------------------------------------------------------
      Comcast Corporation Class A                                         3.73%
--------------------------------------------------------------------------------
      General Electric Company                                            3.67%
--------------------------------------------------------------------------------
      Grant Prideco Incorporated                                          3.57%

SECTOR DISTRIBUTION 4 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                              15%
Consumer Staples                                     6%
Energy                                              11%
Financials                                           3%
Health Care                                         24%
Industrials                                          4%
Information Technology                              25%
Materials                                            4%
Telecommunication Services                           8%

GROWTH OF $10,000 INVESTMENT 6 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        WELLS FARGO ADVANTAGE ENDEAVOR     WELLS FARGO ADVANTAGE ENDEAVOR                     RUSSELL 1000(R) GROWTH
                            SELECT FUND - CLASS A        SELECT FUND - ADMINISTRATOR CLASS    S&P 500 INDEX           INDEX
    12/29/2000                     9,425                             10,000                       10,000              10000
    12/31/2000                     9,425                             10,000                       10,000              10000
     1/31/2001                    10,104                             10,720                       10,355              10691
     2/28/2001                     8,445                              8,960                        9,411               8876
     3/31/2001                     7,549                              8,010                        8,815               7910
     4/30/2001                     8,228                              8,730                        9,500               8910
     5/31/2001                     8,341                              8,850                        9,563               8779
     6/30/2001                     8,454                              8,970                        9,331               8576
     7/31/2001                     8,002                              8,490                        9,239               8362
     8/31/2001                     7,418                              7,870                        8,661               7678
     9/30/2001                     6,635                              7,040                        7,962               6911
    10/31/2001                     6,975                              7,400                        8,114               7274
    11/30/2001                     7,493                              7,950                        8,736               7973
    12/31/2001                     7,531                              7,990                        8,812               7958
     1/31/2002                     7,088                              7,520                        8,684               7817
     2/28/2002                     6,607                              7,010                        8,516               7493
     3/31/2002                     7,191                              7,630                        8,837               7752
     4/30/2002                     6,777                              7,190                        8,301               7119
     5/31/2002                     6,654                              7,060                        8,240               6947
     6/30/2002                     6,277                              6,660                        7,653               6304
     7/31/2002                     5,740                              6,090                        7,057               5958
     8/31/2002                     5,787                              6,140                        7,103               5976
     9/30/2002                     5,683                              6,030                        6,332               5356
    10/31/2002                     6,070                              6,440                        6,889               5847
    11/30/2002                     6,202                              6,580                        7,294               6165
    12/31/2002                     5,760                              6,111                        6,866               5739
     1/31/2003                     5,599                              5,941                        6,686               5599
     2/28/2003                     5,580                              5,921                        6,586               5574
     3/31/2003                     5,694                              6,041                        6,649               5678
     4/30/2003                     6,005                              6,371                        7,197               6097
     5/31/2003                     6,354                              6,742                        7,576               6402
     6/30/2003                     6,458                              6,852                        7,672               6490
     7/31/2003                     6,864                              7,283                        7,808               6651
     8/31/2003                     7,223                              7,664                        7,960               6817
     9/30/2003                     7,091                              7,524                        7,875               6744
    10/31/2003                     7,629                              8,095                        8,321               7123
    11/30/2003                     7,639                              8,105                        8,394               7197
    12/31/2003                     7,894                              8,375                        8,834               7446
     1/31/2004                     8,318                              8,826                        8,996               7598
     2/29/2004                     8,337                              8,846                        9,121               7646
     3/31/2004                     8,252                              8,756                        8,983               7504
     4/30/2004                     7,875                              8,355                        8,842               7417
     5/31/2004                     8,300                              8,806                        8,964               7555
     6/30/2004                     8,639                              9,166                        9,138               7650
     7/31/2004                     8,016                              8,505                        8,835               7217
     8/31/2004                     7,790                              8,265                        8,871               7182
     9/30/2004                     8,271                              8,776                        8,967               7250
    10/31/2004                     8,507                              9,026                        9,104               7363
    11/30/2004                     8,970                              9,517                        9,472               7616
    12/31/2004                     9,220                              9,782                        9,794               7915
     1/31/2005                     8,908                              9,451                        9,556               7651
     2/28/2005                     8,888                              9,430                        9,756               7733
     3/31/2005                     8,849                              9,389                        9,584               7592
     4/30/2005                     8,571                              9,094                        9,402               7447
     5/31/2005                     9,210                              9,772                        9,701               7807
     6/30/2005                     9,303                              9,881                        9,715               7779
     7/31/2005                     9,757                             10,363                       10,076               8159
     8/31/2005                     9,777                             10,385                        9,985               8054
     9/30/2005                    10,015                             10,626                       10,066               8091
    10/31/2005                     9,664                             10,264                        9,897               8012
    11/30/2005                    10,108                             10,735                       10,272               8358
    12/31/2005                    10,162                             10,803                       10,276               8332
     1/31/2006                    10,474                             11,135                       10,548               8478

--------------------------------------------------------------------------------

3 The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index.

4 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND Class A and Administrator Class shares for the life of the Fund with the S&P 500 Index and the Russell 1000(R) Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS              PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE EQUITY INDEX FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE EQUITY INDEX FUND (the Fund) seeks to approximate to the extent practicable the total rate of return of substantially all common stocks comprising the S&P 500 Index(2) before fees and expenses.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            FUND INCEPTION DATE
   Gregory T. Genung, CFA                  01/25/1984

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 4.39%(1) (excluding sales charge) for the six-month period that ended January 31, 2006, underperforming its benchmark, the S&P 500 Index(2), which returned 4.67% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      As a Fund that follows the lead of the S&P 500 Index, its sector allocations were in line with those of its benchmark and it performed accordingly on the heels of the S&P 500 Index. Overall, the index earned solid returns despite battling large trade deficits, high energy costs, and hurricanes. Double-digit corporate earnings growth, along with positive economic data, continued to lead performance. The basic materials sector enjoyed a prosperous period as prices of metals rose, especially gold and copper. The automotive sector was the biggest laggard as car manufacturers struggled with declining sales along with pension and health care obligations.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      All additions and deletions to the Fund were made in line with Standard and Poor's changes to the S&P 500 Index. Share weightings were changed in the Index in response to variable accounting factors including--but not limited to--mergers, share issuances, retirement of debt, and share buybacks.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the combination of economic strength and fiscally sound corporations may help provide the opportunity for positive Fund performance as we continue to trade shares in the Fund's holdings only in response to changes set forth by the S&P 500 Index, which we believe continues to show signs of positive performance in 2006.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of January 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE EQUITY INDEX FUND.

1 The Fund's adviser has committed through November 30,2006,to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE EQUITY INDEX FUND was named the Wells Fargo Equity Index Fund. Performance shown for the Class A and Class B shares of the Fund for periods prior to November 8, 1999, reflects the performance of the applicable share class of the Stagecoach Equity Index Fund, its predecessor fund. Performance for the Class A shares for periods prior to December 15, 1997, reflects the performance of the Stagecoach Corporate Stock Fund, a predecessor portfolio with the same investment objectives and policies as the Fund. Performance shown for the Class B shares for periods prior to February 17, 1998, reflects the performance of the Class A shares adjusted to reflect Class B sales charges and expenses.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

                                                          Including Sales Charge                 Excluding Sales Charge
                                                   ------------------------------------   ------------------------------------
                                                   6-Month*   1-Year   5-Year   10-Year   6-Month*   1-Year   5-Year   10-Year
------------------------------------------------------------------------------------------------------------------------------
      EQUITY INDEX FUND - Class A (Incept. Date
         01/25/1984)                                (1.60)     3.43    (1.43)    7.55       4.39      9.73    (0.25)     8.19
------------------------------------------------------------------------------------------------------------------------------
      EQUITY INDEX FUND - Class B (Incept. Date
         02/17/1998)                                (1.02)     3.90    (1.42)    7.41       3.98      8.90    (1.00)     7.41
------------------------------------------------------------------------------------------------------------------------------
      Benchmark
------------------------------------------------------------------------------------------------------------------------------
         S&P 500 Index 2                                                                    4.67     10.38     0.37      8.99

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
      Beta**                                                              1.00
--------------------------------------------------------------------------------
      Price to Earnings Ratio (trailing 12 months)                       17.10x
--------------------------------------------------------------------------------
      Price to Book Ratio                                                 2.79x
--------------------------------------------------------------------------------
      Median Market Cap. ($B)                                           $12.06
--------------------------------------------------------------------------------
      Portfolio Turnover                                                     3%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 3 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                              11%
Consumer Staples                                     9%
Energy                                              10%
Financials                                          21%
Health Care                                         13%
Industrials                                         11%
Information Technology                              15%
Materials                                            3%
Telecommunication Services                           3%
Utilities                                            4%

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
      Exxon Mobil Corporation                                             3.38%
--------------------------------------------------------------------------------
      General Electric Company                                            2.99%
--------------------------------------------------------------------------------
      Microsoft Corporation                                               2.23%
--------------------------------------------------------------------------------
      Citigroup Incorporated                                              2.04%
--------------------------------------------------------------------------------
      Bank of America Corporation                                         1.78%
--------------------------------------------------------------------------------
      Procter & Gamble Company                                            1.72%
--------------------------------------------------------------------------------
      Pfitzer Incorporated                                                1.64%
--------------------------------------------------------------------------------
      Johnson & Johnson                                                   1.48%
--------------------------------------------------------------------------------
      American International Group Incorporated                           1.47%
--------------------------------------------------------------------------------
      Altria Group Incorporated                                           1.30%

GROWTH OF $10,000 INVESTMENT 5 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE
                EQUITY INDEX FUND -
                      CLASS A               S&P 500 INDEX
 1/31/1996             9,425                  10,000
 2/29/1996             9,507                  10,093
 3/31/1996             9,591                  10,190
 4/30/1996             9,723                  10,340
 5/31/1996             9,962                  10,607
 6/30/1996             9,993                  10,647
 7/31/1996             9,545                  10,177
 8/31/1996             9,736                  10,392
 9/30/1996            10,274                  10,976
10/31/1996            10,547                  11,279
11/30/1996            11,329                  12,131
12/31/1996            11,100                  11,890
 1/31/1997            11,777                  12,633
 2/28/1997            11,859                  12,732
 3/31/1997            11,366                  12,210
 4/30/1997            12,033                  12,938
 5/31/1997            12,752                  13,725
 6/30/1997            13,318                  14,340
 7/31/1997            14,352                  15,480
 8/31/1997            13,541                  14,613
 9/30/1997            14,268                  15,413
10/31/1997            13,783                  14,899
11/30/1997            14,404                  15,588
12/31/1997            14,640                  15,856
 1/31/1998            14,793                  16,031
 2/28/1998            15,850                  17,187
 3/31/1998            16,649                  18,066
 4/30/1998            16,807                  18,248
 5/31/1998            16,507                  17,934
 6/30/1998            17,176                  18,662
 7/31/1998            16,984                  18,464
 8/31/1998            14,525                  15,797
 9/30/1998            15,447                  16,809
10/31/1998            16,679                  18,175
11/30/1998            17,681                  19,277
12/31/1998            18,691                  20,387
 1/31/1999            19,457                  21,239
 2/28/1999            18,843                  20,579
 3/31/1999            19,583                  21,402
 4/30/1999            20,330                  22,231
 5/31/1999            19,838                  21,707
 6/30/1999            20,921                  22,910
 7/31/1999            20,261                  22,196
 8/31/1999            20,151                  22,086
 9/30/1999            19,589                  21,481
10/31/1999            20,820                  22,840
11/30/1999            21,221                  23,304
12/31/1999            22,451                  24,676
 1/31/2000            21,310                  23,436
 2/29/2000            20,896                  22,993
 3/31/2000            22,912                  25,241
 4/30/2000            22,209                  24,482
 5/31/2000            21,740                  23,981
 6/30/2000            22,258                  24,572
 7/31/2000            21,917                  24,189
 8/31/2000            23,261                  25,690
 9/30/2000            22,024                  24,334
10/31/2000            21,917                  24,231
11/30/2000            20,179                  22,322
12/31/2000            20,270                  22,432
 1/31/2001            20,976                  23,227
 2/28/2001            19,072                  21,110
 3/31/2001            17,853                  19,774
 4/30/2001            19,235                  21,309
 5/31/2001            19,354                  21,452
 6/30/2001            18,870                  20,930
 7/31/2001            18,675                  20,724
 8/31/2001            17,495                  19,428
 9/30/2001            16,071                  17,859
10/31/2001            16,371                  18,200
11/30/2001            17,616                  19,596
12/31/2001            17,762                  19,768
 1/31/2002            17,492                  19,479
 2/28/2002            17,148                  19,104
 3/31/2002            17,782                  19,822
 4/30/2002            16,691                  18,621
 5/31/2002            16,561                  18,484
 6/30/2002            15,368                  17,168
 7/31/2002            14,171                  15,830
 8/31/2002            14,255                  15,934
 9/30/2002            12,698                  14,204
10/31/2002            13,811                  15,453
11/30/2002            14,611                  16,361
12/31/2002            13,749                  15,400
 1/31/2003            13,382                  14,998
 2/28/2003            13,174                  14,772
 3/31/2003            13,294                  14,914
 4/30/2003            14,383                  16,143
 5/31/2003            15,129                  16,993
 6/30/2003            15,316                  17,210
 7/31/2003            15,577                  17,514
 8/31/2003            15,869                  17,855
 9/30/2003            15,693                  17,666
10/31/2003            16,570                  18,665
11/30/2003            16,707                  18,829
12/31/2003            17,571                  19,815
 1/31/2004            17,886                  20,179
 2/29/2004            18,124                  20,459
 3/31/2004            17,842                  20,151
 4/30/2004            17,553                  19,835
 5/31/2004            17,783                  20,107
 6/30/2004            18,120                  20,497
 7/31/2004            17,509                  19,819
 8/31/2004            17,571                  19,899
 9/30/2004            17,754                  20,114
10/31/2004            18,014                  20,421
11/30/2004            18,731                  21,247
12/31/2004            19,356                  21,970
 1/31/2005            18,875                  21,435
 2/28/2005            19,264                  21,885
 3/31/2005            18,910                  21,498
 4/30/2005            18,540                  21,091
 5/31/2005            19,122                  21,761
 6/30/2005            19,137                  21,792
 7/31/2005            19,841                  22,603
 8/31/2005            19,649                  22,397
 9/30/2005            19,795                  22,579
10/31/2005            19,460                  22,202
11/30/2005            20,192                  23,041
12/31/2005            20,185                  23,050
 1/31/2006            20,713                  23,661

--------------------------------------------------------------------------------

3 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE EQUITY INDEX FUND Class A shares for the most recent ten years with the S&P 500 Index.The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses while assuming the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The Wells Fargo Advantage Large Company Core Fund (the Fund) seeks total return comprised of long-term capital appreciation and current income.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Matrix Asset Advisors, Inc.

FUND MANAGER                            FUND INCEPTION DATE
   David A. Katz, CFA                      11/03/1997

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 2.20% 1 (excluding sales charge) for the six-month period that ended January 31, 2006, underperforming its benchmark, the S&P 500 Index 2, which returned 4.67% during the same period.

     FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

     FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z AND ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

     Relative exposure to different sectors and company sizes versus the market were the two main drivers that affected Fund performance. The Fund was underrepresented in energy, which was the best performing sector, and was overweighted in a number of mega cap stocks, which were among the biggest laggards for the period.

      Underrepresentation in energy was based on our assessment that this sector was either fully valued or that its positive business and stock trend was not sustainable. Over the short term, we missed the mark as speculative trading, heightened geopolitical concerns, and a volatile hurricane season caused a spike in energy prices.

      Our belief that a number of the market's large companies represented a rare opportunity was premature, as strong business progress and historic low valuations for these businesses did not help performance. For example, drug giant Pfizer was trading at the bargain price of 12 times its earnings during the period, which represented a lull for the company. In contrast, some of the market drivers we identified, including utilities and real estate-related stocks, rotated away from their highs early in the period, slumped temporarily in October and November, then started to play out again toward the end of the fourth quarter in 2005 and on into January.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

     During the six-month period, we sold American Express because it reached its target sell price. We also scaled back on American Power Conversion Corp. and MedImmune Inc. because both stocks became oversized as a result of stock appreciation. Due to weakening business outlooks, we sold positions in Fannie Mae, Fifth Third Bancorp, Lucent Technologies, and Merck & Co., Inc. New positions added to the Fund included Cisco Systems Inc., First Data Corp. and Tyco International, Ltd.

      While we continue to use a bottom-up, stock-by-stock investment strategy, the Fund is currently overweighted in industries that appear poised for growth, including technology with a bias toward semiconductors, money center banks and brokers, media and entertainment stocks, drugs, and selected retailers.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

     We anticipate continued profit growth, reasonable inflation, moderate interest rates, and stabilizing commodity prices for the year ahead. With the historically low relative valuation of large cap stocks in comparison to small and mid cap stocks, we expect the market to shift its focus to large and mega cap stocks.

     At year-end, the Fund maintained overweighted exposure to capital market-oriented financials and technology companies. Both sectors are trading at historically low valuation levels and may benefit from increased business spending and from the possibility that the Federal Reserve will pull back from its cycle of raising interest rates. We continue to find value in large-cap and mega-cap blue chip stocks that offer attractive long-term business fundamentals.

     STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

     The views expressed are as of January 31,2006,and are those of the Fund's manager.The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's returns would have been lower.

     Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND for periods prior to April 11, 2005, reflects the performance of the Class A, Class B and Class C shares, respectively, of the Strong Advisor Large Company Core Fund, its predecessor fund, adjusted to reflect each Class' applicable sales charge.Performance shown for the Class A shares for periods prior to September 16,2002,reflects the performance of the Class A shares of the Rockhaven Fund. Performance shown for the Class B shares for periods prior to September 30, 2002, reflects the performance of the Class A shares of the Strong Advisor Large Company Core Fund, adjusted to reflect Class B sales charges and expenses, and for periods prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Fund. Performance shown for the Class C shares for periods prior to September 30, 2002, reflects the performance of the Class A shares of the Strong Advisor Large Company Core Fund, adjusted to reflect Class C sales charges and expenses, and for periods prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Fund.Performance shown for the Class Z shares of the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND for periods prior to April 11,2005, reflects the performance of the Class A shares of the Strong Advisor Large Company Core Fund, its predecessor fund, and for periods prior to September 16, 2002, reflects

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

                                                         Including Sales Charge                     Excluding Sales Charge
                                               -----------------------------------------   -----------------------------------------
                                               6-Month*   1-Year   5-Year   Life of Fund   6-Month*   1-Year   5-Year   Life of Fund
------------------------------------------------------------------------------------------------------------------------------------
      LARGE COMPANY CORE FUND - Class A
         (Incept. Date 11/03/1997)              (3.70)    (2.33)   (1.01)       4.14         2.20      3.63     0.16        4.89
------------------------------------------------------------------------------------------------------------------------------------
      LARGE COMPANY CORE FUND - Class B
         (Incept. Date 09/30/2002)              (3.18)    (2.25)   (1.12)       3.96         1.82      2.75    (0.71)       3.96
------------------------------------------------------------------------------------------------------------------------------------
      LARGE COMPANY CORE FUND - Class C
         (Incept. Date 09/30/2002)               0.82      1.75    (0.72)       3.92         1.82      2.75    (0.72)       3.92
------------------------------------------------------------------------------------------------------------------------------------
      LARGE COMPANY CORE FUND - Class Z
         (Incept. Date 04/11/2005)                                                           2.16      3.48     0.13        4.87
------------------------------------------------------------------------------------------------------------------------------------
      LARGE COMPANY CORE FUND - Administrator
         (Incept. 09/30/2002)                                                                2.49      4.04     0.55        5.14
------------------------------------------------------------------------------------------------------------------------------------
      Benchmark
------------------------------------------------------------------------------------------------------------------------------------
         S&P 500 Index 2                                                                     4.67     10.38     0.37        5.77
------------------------------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
      Beta**                                                              1.33
--------------------------------------------------------------------------------
      Price to Earnings (trailing 12 months)                             18.19x
--------------------------------------------------------------------------------
      Price to Book Ratio                                                 2.38x
--------------------------------------------------------------------------------
      Median Market Cap. ($B)                                           $52.49
--------------------------------------------------------------------------------
      Portfolio Turnover                                                     6%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 3 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                              16%
Consumer Staples                                     5%
Energy                                               8%
Financials                                          29%
Health Care                                         13%
Industrials                                          9%
Information Technology                              20%

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
      Time Warner Incorporated                                            4.10%
--------------------------------------------------------------------------------
      Microsoft Corporation                                               3.94%
--------------------------------------------------------------------------------
      Comcast Corporation Class A                                         3.91%
--------------------------------------------------------------------------------
      Morgan Stanley                                                      3.90%
--------------------------------------------------------------------------------
      Symbol Technologies Incorporated                                    3.85%
--------------------------------------------------------------------------------
      Wal-Mart Stores Incorporated                                        3.84%
--------------------------------------------------------------------------------
      Novellus Systems Incorporated                                       3.83%
--------------------------------------------------------------------------------
      Citigroup Incorporated                                              3.74%
--------------------------------------------------------------------------------
      Gap Incorporated                                                    3.68%
--------------------------------------------------------------------------------
      Vishay Intertechnology Incorporated                                 3.68%

GROWTH OF $10,000 INVESTMENT 5 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO ADVANTAGE    WELLS-FARGO ADVANTAGE
               LARGE COMPANY CORE      LARGE COMPANY CORE FUND
                  FUND - CLASS A        - ADMINISTRATOR CLASS      S&P 500 INDEX
 11/3/1997             9,425                   10,000                10,000
11/30/1997             9,482                   10,060                10,463
12/31/1997             9,707                   10,299                10,642
 1/31/1998             9,802                   10,400                10,760
 2/28/1998            10,445                   11,082                11,535
 3/31/1998            10,807                   11,466                12,126
 4/30/1998            10,769                   11,426                12,247
 5/31/1998            10,532                   11,175                12,037
 6/30/1998            10,543                   11,186                12,526
 7/31/1998            10,191                   10,813                12,393
 8/31/1998             8,916                    9,460                10,603
 9/30/1998             9,274                    9,839                11,282
10/31/1998             9,971                   10,579                12,199
11/30/1998            10,582                   11,228                12,938
12/31/1998            10,860                   11,523                13,683
 1/31/1999            11,205                   11,888                14,255
 2/28/1999            10,832                   11,492                13,812
 3/31/1999            11,127                   11,806                14,365
 4/30/1999            11,579                   12,286                14,921
 5/31/1999            11,271                   11,959                14,569
 6/30/1999            11,868                   12,592                15,377
 7/31/1999            11,627                   12,337                14,897
 8/31/1999            11,570                   12,275                14,824
 9/30/1999            11,303                   11,992                14,418
10/31/1999            12,093                   12,831                15,330
11/30/1999            12,489                   13,251                15,641
12/31/1999            13,558                   14,385                16,562
 1/31/2000            13,726                   14,564                15,730
 2/29/2000            14,172                   15,036                15,433
 3/31/2000            14,697                   15,593                16,941
 4/30/2000            14,160                   15,024                16,432
 5/31/2000            13,793                   14,634                16,096
 6/30/2000            14,408                   15,287                16,492
 7/31/2000            13,861                   14,706                16,235
 8/31/2000            15,344                   16,280                17,243
 9/30/2000            14,635                   15,528                16,333
10/31/2000            14,076                   14,935                16,263
11/30/2000            12,640                   13,411                14,982
12/31/2000            13,359                   14,174                15,056
 1/31/2001            13,859                   14,704                15,589
 2/28/2001            12,738                   13,515                14,169
 3/31/2001            12,006                   12,738                13,272
 4/30/2001            12,793                   13,574                14,302
 5/31/2001            12,938                   13,727                14,398
 6/30/2001            12,289                   13,038                14,048
 7/31/2001            12,155                   12,897                13,910
 8/31/2001            11,555                   12,260                13,040
 9/30/2001            10,773                   11,430                11,987
10/31/2001            11,063                   11,738                12,216
11/30/2001            11,588                   12,295                13,152
12/31/2001            11,927                   12,654                13,268
 1/31/2002            11,984                   12,715                13,074
 2/28/2002            11,996                   12,727                12,822
 3/31/2002            12,452                   13,212                13,304
 4/30/2002            12,048                   12,783                12,498
 5/31/2002            11,805                   12,525                12,406
 6/30/2002            10,811                   11,470                11,523
 7/31/2002            10,290                   10,918                10,625
 8/31/2002            10,336                   10,967                10,694
 9/30/2002             9,537                   10,119                 9,533
10/31/2002            10,313                   10,970                10,371
11/30/2002            10,707                   11,401                10,981
12/31/2002            10,205                   10,867                10,336
 1/31/2003             9,892                   10,558                10,066
 2/28/2003             9,764                   10,422                 9,915
 3/31/2003             9,922                   10,593                10,010
 4/30/2003            10,652                   11,372                10,835
 5/31/2003            11,093                   11,843                11,405
 6/30/2003            11,200                   11,976                11,551
 7/31/2003            11,513                   12,310                11,755
 8/31/2003            11,652                   12,471                11,984
 9/30/2003            11,490                   12,298                11,857
10/31/2003            12,127                   12,991                12,527
11/30/2003            12,162                   13,028                12,637
12/31/2003            12,545                   13,437                13,300
 1/31/2004            12,684                   13,599                13,544
 2/29/2004            12,916                   13,846                13,732
 3/31/2004            12,752                   13,684                13,525
 4/30/2004            12,564                   13,482                13,313
 5/31/2004            12,717                   13,659                13,495
 6/30/2004            12,894                   13,848                13,757
 7/31/2004            12,351                   13,281                13,302
 8/31/2004            12,139                   13,054                13,356
 9/30/2004            12,764                   13,734                13,500
10/31/2004            12,741                   13,709                13,706
11/30/2004            13,602                   14,641                14,261
12/31/2004            13,886                   14,959                14,746
 1/31/2005            13,481                   14,526                14,386
 2/28/2005            13,734                   14,810                14,689
 3/31/2005            13,393                   14,446                14,429
 4/30/2005            13,111                   14,136                14,156
 5/31/2005            13,420                   14,481                14,606
 6/30/2005            13,170                   14,214                14,626
 7/31/2005            13,670                   14,747                15,171
 8/31/2005            13,303                   14,355                15,033
 9/30/2005            13,273                   14,324                15,154
10/31/2005            13,067                   14,104                14,901
11/30/2005            13,596                   14,700                15,464
12/31/2005            13,655                   14,760                15,471
 1/31/2006            13,971                   15,114                15,881

--------------------------------------------------------------------------------

the performance of the Class A shares of the Rockhaven Fund and includes fees and expenses that are not applicable to and are higher than those of the Class Z shares. The Class A shares returns are substantially similar to what the Class Z shares returns would be because the shares are invested in the same portfolio of securities and the returns differ only to the extent that the Classes do not have the same fees and expenses. Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Advisor Large Company Core Fund, its predecessor fund, and for periods prior to September 30, 2002, reflects the performance of the Class A shares of the predecessor fund, and for periods prior to September 16, 2002, reflects the performance of the Class A shares of the Rockhaven Fund.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

3 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND Class A and Administrator Class shares for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE U.S. VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The Wells Fargo Advantage U.S. Value Fund (the Fund) seeks total return with an emphasis on long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            FUND INCEPTION DATE
   Robert J. Costomiris, CFA               12/29/1995

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 2.27% 1 (excluding sales charge) for the six-month period that ended January 31, 2006, underperforming its benchmark, the S&P 500 Index 2, which returned 4.67%, and underperforming the Russell 1000(R) Value Index 3, which returned 6.21% during the same period.

     FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

     FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS Z AND ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

     The Fund's performance was negatively impacted by its underweighted position in financials, which was a performance leader during the six-month period. In addition, the Fund was overweighted in the media industry and holdings in Clear Channel Communications Inc. and Comcast Corp contributed to the Fund's performance lagging behind the Russell 1000(R) Value Index. Investors continue to under appreciate media stocks as business models change in the face of increasing competition. The Fund's performance benefited from its stock selection in the information technology and material sectors, which included Microsoft and Newmont Mining Corp.

      Economic drivers remained in place during the six-month period as the energy and material sectors drove market performance, small cap stocks outperformed large cap stocks, and the Federal Reserve continued to raise short-term interest rates.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

     During the last six months, we decreased the Fund's relative weighting in the energy and financial sectors and increased the Fund's position in the consumer discretionary sector, specifically in media. We believe valuations in the financial sector have been stretched and the outlook for earnings growth is mediocre.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

     We seek companies that have solid assets, manageable debt, credible management teams, and attractive prices. Targeted companies are often temporarily out of favor with the market and may have lower stock prices. We believe that our disciplined investment process and risk management are well suited for the current economic environment.

     STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

     The views expressed are as of January 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE U.S.VALUE FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

     Performance shown for the Class A,Class B and Class C shares of the WELLS FARGO ADVANTAGE U.S.VALUE FUND for periods prior to April 11,2005,reflects the performance of the Class A,Class B and Class C shares,respectively,of the Strong Advisor U.S.Value Fund,its predecessor fund,adjusted to reflect each Class'applicable sales charge. Performance shown for the Class A shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class A sales charges and expenses. Performance shown for the Class B shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class B sales charges and expenses. Performance shown for the Class C shares for periods prior to November 30, 2000, reflects the performance of the Class Z shares, adjusted to reflect Class C sales charges and expenses. Performance shown for the Class Z shares of the WELLS FARGO ADVANTAGE U.S.VALUE FUND prior to April 11, 2005, reflects the performance of the Class Z shares of the Strong Advisor U.S.Value Fund, its predecessor fund. Performance for the Administrator Class shares of the WELLS FARGO ADVANTAGE U.S. VALUE FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Advisor U.S. Value Fund, its predecessor fund, and for periods prior to December 31, 2001, reflects the performance of the Class Z shares of the Strong Advisor U.S.Value Fund.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

3 Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

                                                                Including Sales Charge                 Excluding Sales Charge
                                                         ------------------------------------   ------------------------------------
                                                         6-Month*   1-Year   5-Year   10-Year   6-Month*   1-Year   5-Year   10-Year
------------------------------------------------------------------------------------------------------------------------------------
      U.S. VALUE FUND - Class A (Incept. Date
         11/30/2000)                                      (3.63)     0.22     1.50     9.01       2.27      6.31     2.71     9.67
------------------------------------------------------------------------------------------------------------------------------------
      U.S. VALUE FUND - Class B (Incept. Date
         11/30/2000)                                      (3.12)     0.47     1.60     9.09       1.88      5.47     1.97     9.09
------------------------------------------------------------------------------------------------------------------------------------
      U.S. VALUE FUND - Class C (Incept. Date
         11/30/2000)                                       0.84      4.42     1.96     8.92       1.84      5.42     1.96     8.92
------------------------------------------------------------------------------------------------------------------------------------
      U.S. VALUE FUND - Class Z (Incept. Date
         12/29/1995)                                                                              2.15      6.15     2.64     9.82
------------------------------------------------------------------------------------------------------------------------------------
      U.S. VALUE FUND - Administrator Class
         (Incept. Date 12/31/2001)                                                                2.39      6.58     3.13    10.09
------------------------------------------------------------------------------------------------------------------------------------
      Benchmarks
------------------------------------------------------------------------------------------------------------------------------------
         S&P 500 Index 2                                                                          4.67     10.38     0.37     8.99
------------------------------------------------------------------------------------------------------------------------------------
         Russell 1000(R) Value Index 3                                                            6.21     13.22     6.00    11.03

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
      Beta**                                                              0.97
--------------------------------------------------------------------------------
      Price to Earnings (trailing 12 months)                             20.10x
--------------------------------------------------------------------------------
      Price to Book Ratio                                                 2.23x
--------------------------------------------------------------------------------
      Median Market Cap. ($B)                                           $19.20
--------------------------------------------------------------------------------
      Portfolio Turnover                                                    14%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 4 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                              21%
Consumer Staples                                    13%
Energy                                              11%
Financials                                          14%
Health Care                                         14%
Industrials                                         10%
Information Technology                               7%
Materials                                            5%
Telecommunication Services                           4%
Utilities                                            1%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
      Pfizer Incorporated                                                 6.89%
--------------------------------------------------------------------------------
      Exxon Mobil Corporation                                             5.84%
--------------------------------------------------------------------------------
      General Electric Company                                            4.19%
--------------------------------------------------------------------------------
      Comcast Corporation Class A                                         3.51%
--------------------------------------------------------------------------------
      Time Warner Incorporated                                            3.20%
--------------------------------------------------------------------------------
      The Coca-Cola Company                                               3.02%
--------------------------------------------------------------------------------
      Bristol-Myers Squibb Company                                        3.00%
--------------------------------------------------------------------------------
      Kroger Company                                                      2.99%
--------------------------------------------------------------------------------
      Cumulus Media Incorporated Class A                                  2.89%
--------------------------------------------------------------------------------
      International Business Machines Corporation                         2.67%

GROWTH OF $10,000 INVESTMENT 6 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO ADVANTAGE U.S.   WELLS FARGO ADVANTAGE U.S.                   RUSSELL 1000(R) VALUE
                 VALUE FUND - CLASS A        VALUE FUND - CLASS Z       S&P 500 INDEX            INDEX
  1/31/1996             9,422                        10,000                10,000                10000
  2/29/1996             9,844                        10,451                10,093                10076
  3/31/1996             9,979                        10,598                10,190                10247
  4/30/1996            10,112                        10,742                10,340                10286
  5/31/1996            10,245                        10,886                10,607                10415
  6/30/1996            10,189                        10,830                10,647                10423
  7/31/1996             9,859                        10,483                10,177                10030
  8/31/1996            10,138                        10,782                10,392                10316
  9/30/1996            10,650                        11,330                10,976                10726
 10/31/1996            10,947                        11,650                11,279                11141
 11/30/1996            11,599                        12,347                12,131                11949
 12/31/1996            11,534                        12,282                11,890                11797
  1/31/1997            12,051                        12,836                12,633                12368
  2/28/1997            12,230                        13,030                12,732                12550
  3/31/1997            11,777                        12,552                12,210                12099
  4/30/1997            12,367                        13,185                12,938                12607
  5/31/1997            12,993                        13,856                13,725                13312
  6/30/1997            13,595                        14,502                14,340                13883
  7/31/1997            14,724                        15,711                15,480                14927
  8/31/1997            13,998                        14,941                14,613                14395
  9/30/1997            14,856                        15,862                15,413                15265
 10/31/1997            14,495                        15,480                14,899                14839
 11/30/1997            14,756                        15,764                15,588                15495
 12/31/1997            15,092                        16,128                15,856                15947
  1/31/1998            15,021                        16,057                16,031                15721
  2/28/1998            15,945                        17,049                17,187                16780
  3/31/1998            16,748                        17,913                18,066                17806
  4/30/1998            16,896                        18,077                18,248                17925
  5/31/1998            16,661                        17,831                17,934                17660
  6/30/1998            17,310                        18,531                18,662                17886
  7/31/1998            17,256                        18,479                18,464                17570
  8/31/1998            14,693                        15,740                15,797                14955
  9/30/1998            15,380                        16,481                16,809                15814
 10/31/1998            16,488                        17,673                18,175                17039
 11/30/1998            17,355                        18,608                19,277                17833
 12/31/1998            18,444                        19,781                20,387                18440
  1/31/1999            18,678                        20,038                21,239                18587
  2/28/1999            18,491                        19,843                20,579                18324
  3/31/1999            18,926                        20,316                21,402                18704
  4/30/1999            19,476                        20,913                22,231                20451
  5/31/1999            18,905                        20,306                21,707                20226
  6/30/1999            19,839                        21,315                22,910                20813
  7/31/1999            19,228                        20,666                22,196                20204
  8/31/1999            18,609                        20,006                22,086                19454
  9/30/1999            18,361                        19,745                21,481                18774
 10/31/1999            19,726                        21,219                22,840                19855
 11/30/1999            19,921                        21,436                23,304                19699
 12/31/1999            21,143                        22,757                24,676                19794
  1/31/2000            20,196                        21,745                23,436                19149
  2/29/2000            19,838                        21,365                22,993                17726
  3/31/2000            21,594                        23,264                25,241                19889
  4/30/2000            20,961                        22,589                24,482                19657
  5/31/2000            20,671                        22,283                23,981                19865
  6/30/2000            20,722                        22,344                24,572                18957
  7/31/2000            20,510                        22,123                24,189                19194
  8/31/2000            21,649                        23,358                25,690                20262
  9/30/2000            21,169                        22,847                24,334                20448
 10/31/2000            21,173                        22,858                24,231                20950
 11/30/2000            20,012                        21,611                22,322                20172
 12/31/2000            20,701                        22,361                22,432                21183
  1/31/2001            20,741                        22,405                23,227                21264
  2/28/2001            19,516                        21,094                21,110                20673
  3/31/2001            18,748                        20,266                19,774                19943
  4/30/2001            19,921                        21,534                21,309                20921
  5/31/2001            20,172                        21,816                21,452                21391
  6/30/2001            19,430                        21,047                20,930                20916
  7/31/2001            19,169                        20,776                20,724                20872
  8/31/2001            18,206                        19,745                19,428                20036
  9/30/2001            17,052                        18,496                17,859                18626
 10/31/2001            16,892                        18,344                18,200                18465
 11/30/2001            17,875                        19,420                19,596                19539
 12/31/2001            18,182                        19,741                19,768                19999
  1/31/2002            18,070                        19,598                19,479                19845
  2/28/2002            17,927                        19,432                19,104                19877
  3/31/2002            18,890                        20,468                19,822                20817
  4/30/2002            18,019                        19,514                18,621                20103
  5/31/2002            18,008                        19,490                18,484                20204
  6/30/2002            17,126                        18,525                17,168                19044
  7/31/2002            15,615                        16,892                15,830                17274
  8/31/2002            15,725                        16,999                15,934                17404
  9/30/2002            14,054                        15,175                14,204                15469
 10/31/2002            15,142                        16,343                15,453                16615
 11/30/2002            16,030                        17,309                16,361                17662
 12/31/2002            15,211                        16,414                15,400                16894
  1/31/2003            14,732                        15,900                14,998                16485
  2/28/2003            14,286                        15,410                14,772                16046
  3/31/2003            14,340                        15,455                14,914                16073
  4/30/2003            15,657                        16,878                16,143                17487
  5/31/2003            16,639                        17,931                16,993                18616
  6/30/2003            16,981                        18,302                17,210                18849
  7/31/2003            17,339                        18,673                17,514                19130
  8/31/2003            17,742                        19,104                17,855                19428
  9/30/2003            17,570                        18,921                17,666                19238
 10/31/2003            18,366                        19,785                18,665                20416
 11/30/2003            18,680                        20,109                18,829                20692
 12/31/2003            19,847                        21,376                19,815                21968
  1/31/2004            20,173                        21,737                20,179                22354
  2/29/2004            20,611                        22,206                20,459                22833
  3/31/2004            20,386                        21,967                20,151                22633
  4/30/2004            20,194                        21,762                19,835                22080
  5/31/2004            20,240                        21,810                20,107                22306
  6/30/2004            20,745                        22,352                20,497                22833
  7/31/2004            20,328                        21,905                19,819                22511
  8/31/2004            20,644                        22,243                19,899                22831
  9/30/2004            20,920                        22,538                20,114                23185
 10/31/2004            21,124                        22,768                20,421                23570
 11/30/2004            21,984                        23,689                21,247                24762
 12/31/2004            22,641                        24,391                21,970                25591
  1/31/2005            22,300                        24,039                21,435                25137
  2/28/2005            22,983                        24,770                21,885                25970
  3/31/2005            22,531                        24,273                21,498                25614
  4/30/2005            22,011                        23,716                21,091                25155
  5/31/2005            22,546                        24,288                21,761                25761
  6/30/2005            22,459                        24,195                21,792                26043
  7/31/2005            23,180                        24,980                22,603                26795
  8/31/2005            22,994                        24,754                22,397                26680
  9/30/2005            23,124                        24,900                22,579                27053
 10/31/2005            22,426                        24,142                22,202                26366
 11/30/2005            23,012                        24,767                23,041                27229
 12/31/2005            23,051                        24,820                23,050                27395
  1/31/2006            23,706                        25,517                23,661                28458

--------------------------------------------------------------------------------

4 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE U.S.VALUE FUND Class A and Class Z shares for the most recent ten years with the S&P 500 Index and the Russell 1000(R) Value Index.The chart assumes a hypothetical investment of $10,000 in Class A and Class Z shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The WELLS FARGO ADVANTAGE VALUE FUND (the Fund) seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Cooke & Bieler, L.P.

FUND MANAGERS                           FUND INCEPTION DATE
   Kermit S. Eck, CFA                      02/12/1997
   Daren C. Heitman, CFA        James R. Norris
   Michael M. Meyer, CFA        Edward W. O'Connor, CFA
   Mehul Trivedi, CFA           R. James O'Neil, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 1.48% 1 (excluding sales charge) for the six-month period that ended January 31, 2006, underperforming its benchmark, the Russell 1000(R) Value Index 2, which returned 6.21%, and underperforming its other benchmark, the S&P 500 Index 3, which returned 4.67%, during the same period.

     FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

     FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS. CURRENTLY CLASS A, CLASS B AND CLASS C ARE CLOSED TO NEW INVESTORS.

     THE FUND HAS A REDEMPTION FEE OF 1.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN ONE YEAR AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

     The Fund's underperformance for the period was attributed to its underweighting in the energy sector, to its investment in companies within the industrial manufacturing and retail sectors, and stock selection. Because energy was a high performer during the period, the Fund's underweighting hurt performance. Companies within the manufacturing and retail sectors performed below expectations, as they were negatively impacted by fast-rising energy costs. The worst performers included Zale Corporation, Boston Scientific Corporation, Flextronics International Limited, Kohl's, and Vodafone Group. The best performing stocks in the Fund were Engelhard Corporation, State Street Corporation, FedEx Corporation, Becton Dickinson and Company, and JP Morgan Chase & Company.

     Despite the Fund's disappointing performance, we remained consistent with our investment philosophy to add value by maintaining a long-term perspective and by investing in what we believe are financially strong, competitively advantaged companies at reasonable valuations.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

     Based on financial and managerial strength, the attractiveness and solid growth prospects of underlying businesses, and the enticing valuations of those businesses' stocks, the following new additions were made to the portfolio:
American Power Conversion, Diageo PLC, FedEx, and Tyco International, Ltd. In order to make room for these holdings, several names that had reached our price valuation targets were eliminated including; Parametric Technology Corporation, Principal Financial Group, Kohl's, Applied Materials, Inc., Engelhard Corporation, and Leggett & Platt.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

     The underlying economic environment seems favorable for investing in equities, though we are watching several factors. While the U.S. economy remains steady, we expect growth to taper off some in 2006. Inflation continues to be moderate, and despite higher energy and commodities prices, we expect inflation to remain subdued given the Federal Reserve's policy of raising interest rates during the past 18 months.

      The recently inverted yield curve is of some concern because, historically, it has been an indicator of economic weakness. The housing market, which has been an important growth engine in recent years, seems to be slowing. Energy prices remain high and could further impact consumer and industrial demand. In addition, the federal government continues to operate under a trade deficit financed by foreign capital.

      On the valuation side of the equation, there seems to be certain pockets of excess and the broad equity market appears to be reasonably valued, given the underlying economic environment and the current level of interest rates. Also, despite continuing solid corporate profit growth, the stock market still lacks clear direction in terms of moving up or down. Nevertheless, equities are probably slightly more attractive now from a valuation standpoint than they were a year ago. Weighing all these factors, we believe that prospects for the U.S. stock market remain solid.

     STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

     The views expressed are as of January 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE VALUE FUND.

1 The Fund's adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Prior to December 1, 2005, the Wells Fargo Advantage Value Fund was named the Wells Fargo Advantage C&B Tax-Managed Value Fund, and prior to April 11, 2005, the Fund was named the Wells Fargo C&B Tax-Managed Value Fund. Performance shown for Class A, Class B and Class C shares of the Fund for the periods prior to July 26, 2004, reflects the performance of the unnamed share class of the C&B Tax-Managed Value Portfolio, its predecessor fund, adjusted to reflect the applicable

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

                                                    Including Sales Charge                      Excluding Sales Charge
                                          -----------------------------------------    -----------------------------------------
                                          6-Month*    1-Year   5-Year  Life of Fund    6-Month*   1-Year   5-Year   Life of Fund
--------------------------------------------------------------------------------------------------------------------------------
      VALUE FUND - Class A
         (Incept. Date 07/26/2004)         (4.34)     (0.47)    5.37       8.98          1.48      5.61     6.62        9.70
--------------------------------------------------------------------------------------------------------------------------------
      VALUE FUND - Class B
         (Incept. Date 07/26/2004)         (3.89)     (0.14)    5.49       8.89          1.11      4.86     5.81        8.89
--------------------------------------------------------------------------------------------------------------------------------
      VALUE FUND - Class C
         (Incept. Date 07/26/2004)          0.06       3.86     5.82       8.90          1.06      4.86     5.82        8.90
--------------------------------------------------------------------------------------------------------------------------------
      VALUE FUND - Administrator Class
         (Incept. Date 07/26/2004)                                                       1.63      5.90     6.66        9.72
--------------------------------------------------------------------------------------------------------------------------------
      VALUE FUND - Investor Class
         (Incept. Date 02/12/1997)                                                       1.46      5.60     6.57        9.67
--------------------------------------------------------------------------------------------------------------------------------
      Benchmarks
--------------------------------------------------------------------------------------------------------------------------------
      Russell 1000(R) Value Index 2                                                      6.21     13.22     6.00        7.22
--------------------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                                    4.67     10.38     0.37        9.70

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
      Beta**                                                              0.85
--------------------------------------------------------------------------------
      Price to Earnings (trailing 12 months)                             16.22x
--------------------------------------------------------------------------------
      Price to Book Ratio                                                 3.91x
--------------------------------------------------------------------------------
      Median Market Cap. ($B)                                           $22.74
--------------------------------------------------------------------------------
      Portfolio Turnover                                                    18%
-------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 4 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                              19%
Consumer Staples                                    11%
Energy                                               6%
Financials                                          22%
Health Care                                         10%
Industrials                                         23%
Information Technology                               6%
Telecommunication Services                           3%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
      Bank of America Corporation                                         3.47%
--------------------------------------------------------------------------------
      McDonald's Corporation                                              3.32%
--------------------------------------------------------------------------------
      Manpower Incorporated                                               3.20%
--------------------------------------------------------------------------------
      Dover Corporation                                                   3.19%
--------------------------------------------------------------------------------
      Molex Incorporated Class A                                          3.17%
--------------------------------------------------------------------------------
      Exxon Mobil Corporation                                             3.08%
--------------------------------------------------------------------------------
      American Express Company                                            3.04%
--------------------------------------------------------------------------------
      State Street Corporation                                            2.99%
--------------------------------------------------------------------------------
      Vodafone Group plc ADR                                              2.97%
--------------------------------------------------------------------------------
      Microsoft Corporation                                               2.71%

GROWTH OF $10,000 INVESTMENT 6 (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 WELLS FARGO ADVANTAGE VALUE  WELLS FARGO ADVANTAGE VALUE   RUSSELL 1000(R)
                       FUND - CLASS A            FUND - INVESTOR CLASS        VALUE INDEX     S&P 500 INDEX
   2/12/1997                  9425                       10000                  $10,000          $10,000
   2/28/1997                  9312                        9880                   10,147           10,079
   3/31/1997                  9237                        9800                    9,782            9,665
   4/30/1997                  9388                        9961                   10,193           10,242
   5/31/1997                 10192                       10813                   10,762           10,865
   6/30/1997                 10702                       11355                   11,224           11,351
   7/31/1997                 11489                       12189                   12,069           12,254
   8/31/1997                 10986                       11656                   11,639           11,568
   9/30/1997                 11451                       12149                   12,342           12,201
  10/31/1997                 10889                       11554                   11,997           11,794
  11/30/1997                 11222                       11907                   12,528           12,340
  12/31/1997                 11308                       11998                   12,893           12,551
   1/31/1998                 11232                       11917                   12,711           12,690
   2/28/1998                 12129                       12868                   13,567           13,605
   3/31/1998                 12625                       13395                   14,396           14,301
   4/30/1998                 12510                       13273                   14,493           14,445
   5/31/1998                 12232                       12978                   14,278           14,197
   6/30/1998                 12098                       12836                   14,461           14,773
   7/31/1998                 11619                       12327                   14,206           14,616
   8/31/1998                  9845                       10446                   12,092           12,505
   9/30/1998                 10545                       11188                   12,786           13,306
  10/31/1998                 11778                       12496                   13,776           14,388
  11/30/1998                 12211                       12956                   14,418           15,259
  12/31/1998                 12369                       13123                   14,908           16,138
   1/31/1999                 11751                       12468                   15,028           16,813
   2/28/1999                 11867                       12591                   14,815           16,290
   3/31/1999                 12234                       12980                   15,122           16,942
   4/30/1999                 13210                       14016                   16,534           17,598
   5/31/1999                 13268                       14077                   16,353           17,183
   6/30/1999                 13645                       14478                   16,827           18,136
   7/31/1999                 13374                       14189                   16,335           17,570
   8/31/1999                 12908                       13696                   15,729           17,483
   9/30/1999                 12473                       13234                   15,179           17,005
  10/31/1999                 12512                       13275                   16,053           18,080
  11/30/1999                 12589                       13357                   15,927           18,448
  12/31/1999                 13055                       13852                   16,004           19,533
   1/31/2000                 12870                       13655                   15,482           18,552
   2/29/2000                 11828                       12549                   14,332           18,201
   3/31/2000                 13394                       14211                   16,080           19,981
   4/30/2000                 13570                       14398                   15,893           19,380
   5/31/2000                 14234                       15102                   16,061           18,983
   6/30/2000                 13795                       14637                   15,327           19,451
   7/31/2000                 13805                       14647                   15,519           19,148
   8/31/2000                 14422                       15301                   16,382           20,336
   9/30/2000                 14582                       15472                   16,532           19,263
  10/31/2000                 15054                       15972                   16,938           19,181
  11/30/2000                 15034                       15951                   16,309           17,670
  12/31/2000                 15900                       16869                   17,127           17,757
   1/31/2001                 15685                       16641                   17,192           18,386
   2/28/2001                 15330                       16265                   16,714           16,711
   3/31/2001                 14865                       15772                   16,124           15,653
   4/30/2001                 15059                       15978                   16,914           16,868
   5/31/2001                 15717                       16676                   17,294           16,981
   6/30/2001                 15216                       16144                   16,911           16,568
   7/31/2001                 15583                       16534                   16,875           16,405
   8/31/2001                 15529                       16476                   16,199           15,379
   9/30/2001                 14780                       15681                   15,059           14,137
  10/31/2001                 14758                       15658                   14,929           14,407
  11/30/2001                 15397                       16336                   15,797           15,512
  12/31/2001                 15745                       16705                   16,169           15,648
   1/31/2002                 15897                       16866                   16,045           15,420
   2/28/2002                 16244                       17235                   16,070           15,122
   3/31/2002                 16751                       17773                   16,831           15,691
   4/30/2002                 16414                       17416                   16,253           14,740
   5/31/2002                 16414                       17416                   16,335           14,632
   6/30/2002                 15504                       16450                   15,397           13,590
   7/31/2002                 14471                       15354                   13,966           12,531
   8/31/2002                 14591                       15481                   14,071           12,613
   9/30/2002                 13197                       14002                   12,507           11,243
  10/31/2002                 14101                       14961                   13,433           12,232
  11/30/2002                 15300                       16233                   14,280           12,951
  12/31/2002                 14599                       15490                   13,659           12,191
   1/31/2003                 14063                       14921                   13,329           11,872
   2/28/2003                 13374                       14190                   12,973           11,694
   3/31/2003                 13462                       14283                   12,995           11,806
   4/30/2003                 14842                       15748                   14,139           12,779
   5/31/2003                 15883                       16852                   15,051           13,452
   6/30/2003                 16101                       17083                   15,240           13,624
   7/31/2003                 16343                       17340                   15,466           13,864
   8/31/2003                 17023                       18062                   15,707           14,134
   9/30/2003                 16524                       17532                   15,554           13,984
  10/31/2003                 17545                       18616                   16,506           14,775
  11/30/2003                 17820                       18907                   16,730           14,905
  12/31/2003                 18701                       19842                   17,761           15,686
   1/31/2004                 18932                       20087                   18,074           15,974
   2/29/2004                 19472                       20659                   18,461           16,196
   3/31/2004                 19269                       20445                   18,299           15,951
   4/30/2004                 19049                       20211                   17,852           15,701
   5/31/2004                 19214                       20386                   18,034           15,916
   6/30/2004                 19662                       20862                   18,460           16,226
   7/31/2004                 19056                       20219                   18,200           15,689
   8/31/2004                 19200                       20347                   18,459           15,752
   9/30/2004                 19453                       20616                   18,745           15,922
  10/31/2004                 19541                       20698                   19,057           16,165
  11/30/2004                 20103                       21271                   20,020           16,819
  12/31/2004                 20973                       22192                   20,691           17,391
   1/31/2005                 20465                       21665                   20,323           16,967
   2/28/2005                 20815                       22048                   20,997           17,324
   3/31/2005                 20589                       21797                   20,709           17,018
   4/30/2005                 20172                       21366                   20,338           16,695
   5/31/2005                 20668                       21881                   20,828           17,226
   6/30/2005                 20691                       21904                   21,056           17,251
   7/31/2005                 21299                       22550                   21,664           17,892
   8/31/2005                 20894                       22120                   21,571           17,729
   9/30/2005                 20668                       21881                   21,873           17,873
  10/31/2005                 20308                       21510                   21,317           17,575
  11/30/2005                 21108                       22347                   22,014           18,239
  12/31/2005                 21053                       22296                   22,149           18,246
   1/31/2006                 21614                       22879                   23,008           18,730

--------------------------------------------------------------------------------

sales charges and expenses for the respective class. Prior to December 1, 2005, the Wells Fargo Advantage Value Fund - Investor Class was named the Wells Fargo Advantage C&B Tax-Managed Value Fund - Class D, and prior to April 11, 2005, the Fund was named the Wells Fargo C&B Tax-Managed Value Fund. Performance for the Investor Class shares for periods prior to December 1, 2005 reflects the performance of the Class D shares, and prior to July 26, 2004 reflects the performance of the unnamed share class of the C&B Tax-Managed Value Portfolio, its predecessor fund, adjusted to reflect Investor Class expenses. Prior to April 11, 2005, the Wells Fargo Advantage C&B Tax-Managed Value Fund - Administrator Class was named the Wells Fargo C&B Tax- Managed Value Fund - Institutional Class. Performance shown for the Administrator Class shares for periods prior to July 26, 2004, reflects the performance of the Fund's Class D shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

2 The Russell 1000(R) Value Index measures performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE VALUE FUND Class A shares and Investor Class shares for the life of the Fund with the Russell 1000(R) Value Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS            FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (August 1, 2005 to January 31, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   Beginning     Ending
                                                    Account      Account      Expenses
                                                     Value        Value      Paid During     Net Annual
                                                   08/01/2005   01/31/2006    Period(1)    Expense Ratio
      Endeavor Large Cap Fund
---------------------------------------------------------------------------------------------------------
      Endeavor Large Cap Fund - Class A
      Actual                                       $ 1,000.00   $ 1,068.40    $   6.52         1.25%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,018.90    $   6.36         1.25%
---------------------------------------------------------------------------------------------------------
      Endeavor Large Cap Fund - Class B
      Actual                                       $ 1,000.00   $ 1,064.00    $  10.40         2.00%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,015.12    $  10.16         2.00%
---------------------------------------------------------------------------------------------------------
      Endeavor Large Cap Fund - Class C
      Actual                                       $ 1,000.00   $ 1,063.00    $  10.40         2.00%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,015.12    $  10.16         2.00%

      Endeavor Select Fund
---------------------------------------------------------------------------------------------------------
      Endeavor Select Fund - Class A
      Actual                                       $ 1,000.00   $ 1,073.50    $   6.53         1.25%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,018.90    $   6.36         1.25%
---------------------------------------------------------------------------------------------------------
      Endeavor Select Fund - Class B
      Actual                                       $ 1,000.00   $ 1,069.70    $  10.43         2.00%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,015.12    $  10.16         2.00%
---------------------------------------------------------------------------------------------------------
      Endeavor Select Fund - Class C
      Actual                                       $ 1,000.00   $ 1,069.70    $  10.43         2.00%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,015.12    $  10.16         2.00%
---------------------------------------------------------------------------------------------------------
      Endeavor Select Fund - Administrator Class
      Actual                                       $ 1,000.00   $ 1,074.50    $   5.23         1.00%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,020.16    $   5.09         1.00%

FUND EXPENSES (UNAUDITED)            WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                     Beginning     Ending
                                                      Account      Account      Expenses
                                                       Value        Value      Paid During     Net Annual
                                                     08/01/2005   01/31/2006    Period(1)     Expense Ratio
-----------------------------------------------------------------------------------------------------------
      Endeavor Select Fund - Institutional Class
      Actual                                         $ 1,000.00   $ 1,075.50    $    4.19         0.80%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,021.17    $    4.08         0.80%
      Equity Index Fund
-----------------------------------------------------------------------------------------------------------
      Equity Index Fund - Class A
      Actual                                         $ 1,000.00   $ 1,043.90    $    3.25         0.63%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,022.03    $    3.21         0.63%
-----------------------------------------------------------------------------------------------------------
      Equity Index Fund - Class B
      Actual                                         $ 1,000.00   $ 1,039.80    $    7.10         1.38%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,018.25    $    7.02         1.38%
      Large Company Core Fund
-----------------------------------------------------------------------------------------------------------
      Large Company Core Fund - Class A
      Actual                                         $ 1,000.00   $ 1,022.00    $    6.37         1.25%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,018.90    $    6.36         1.25%
-----------------------------------------------------------------------------------------------------------
      Large Company Core Fund - Class B
      Actual                                         $ 1,000.00   $ 1,018.20    $   10.17         2.00%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,015.12    $   10.16         2.00%
-----------------------------------------------------------------------------------------------------------
      Large Company Core Fund - Class C
      Actual                                         $ 1,000.00   $ 1,018.20    $   10.17         2.00%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,015.12    $   10.16         2.00%
-----------------------------------------------------------------------------------------------------------
      Large Company Core Fund - Class Z
      Actual                                         $ 1,000.00   $ 1,021.60    $    7.24         1.42%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,018.05    $    7.22         1.42%
-----------------------------------------------------------------------------------------------------------
      Large Company Core Fund - Administrator Class
      Actual                                         $ 1,000.00   $ 1,024.90    $    4.85         0.95%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,020.42    $    4.84         0.95%
      U.S. Value Fund
-----------------------------------------------------------------------------------------------------------
      U.S. Value Fund - Class A
      Actual                                         $ 1,000.00   $ 1,022.70    $    6.37         1.25%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,018.90    $    6.36         1.25%
-----------------------------------------------------------------------------------------------------------
      U.S. Value Fund - Class B
      Actual                                         $ 1,000.00   $ 1,018.80    $   10.18         2.00%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,015.12    $   10.16         2.00%
-----------------------------------------------------------------------------------------------------------
      U.S. Value Fund - Class C
      Actual                                         $ 1,000.00   $ 1,018.40    $   10.17         2.00%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,015.12    $   10.16         2.00%
-----------------------------------------------------------------------------------------------------------
      U.S. Value Fund - Class Z
      Actual                                         $ 1,000.00   $ 1,021.50    $    6.67         1.31%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,018.60    $    6.67         1.31%
-----------------------------------------------------------------------------------------------------------
      U.S. Value Fund - Administrator Class
      Actual                                         $ 1,000.00   $ 1,023.90    $    4.90         0.96%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,020.37    $    4.89         0.96%

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS            FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

                                                   Beginning     Ending
                                                    Account      Account      Expenses
                                                     Value        Value      Paid During     Net Annual
                                                   08/01/2005   01/31/2006    Period(1)     Expense Ratio
      Value Fund
---------------------------------------------------------------------------------------------------------
      Value Fund - Class A
      Actual                                       $ 1,000.00   $ 1,014.80    $   6.09          1.20%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,019.16    $   6.11          1.20%
---------------------------------------------------------------------------------------------------------
      Value Fund - Class B
      Actual                                       $ 1,000.00   $ 1,011.10    $   9.88          1.95%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,015.38    $   9.91          1.95%
---------------------------------------------------------------------------------------------------------
      Value Fund - Class C
      Actual                                       $ 1,000.00   $ 1,010.60    $   9.88          1.95%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,015.38    $   9.91          1.95%
---------------------------------------------------------------------------------------------------------
      Value Fund - Class Administrator
      Actual                                       $ 1,000.00   $ 1,016.30    $   4.83          0.95%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,020.42    $   4.84          0.95%
---------------------------------------------------------------------------------------------------------
      Value Fund - Investor Class
      Actual                                       $ 1,000.00   $ 1,014.60    $   6.09          1.20%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,019.16    $   6.11          1.20%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 365 (to reflect the six month period).

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

      ENDEAVOR LARGE CAP FUND
--------------------------------------------------------------------------------

SHARES           SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 97.52%

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.64%
         4,480   LOWE'S COMPANIES INCORPORATED                                                                      $       284,704
                                                                                                                    ---------------
BUSINESS SERVICES - 6.98%
        10,926   CHECK POINT SOFTWARE TECHNOLOGIES LIMITED+                                                                 236,439
         8,090   ELECTRONIC ARTS INCORPORATED+                                                                              441,552
         1,980   GOOGLE INCORPORATED CLASS A+                                                                               857,835
        45,130   YAHOO! INCORPORATED+                                                                                     1,549,764
                                                                                                                          3,085,590
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 7.49%
        12,840   AMGEN INCORPORATED+                                                                                        935,907
        11,140   GENZYME CORPORATION+                                                                                       790,272
        15,970   GILEAD SCIENCES INCORPORATED+                                                                              972,094
        14,390   TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                                                 613,446
                                                                                                                          3,311,719
                                                                                                                    ---------------
COMMUNICATIONS - 6.39%
        44,100   COMCAST CORPORATION CLASS A+                                                                             1,226,862
        69,700   SPRINT NEXTEL CORPORATION                                                                                1,595,433
                                                                                                                          2,822,295
                                                                                                                    ---------------
DEPOSITORY INSTITUTIONS - 1.16%
        12,180   MARSHALL & ILSLEY CORPORATION                                                                              510,829
                                                                                                                    ---------------
ELECTRIC, GAS & SANITARY SERVICES - 1.97%
        36,520   WILLIAMS COMPANIES INCORPORATED                                                                            870,637
                                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 16.19%
        27,890   ADVANCED MICRO DEVICES INCORPORATED+                                                                     1,167,475
        10,940   BROADCOM CORPORATION CLASS A+                                                                              746,108
        26,830   GENERAL ELECTRIC COMPANY                                                                                   878,683
         6,640   HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                               730,400
        12,880   MARVELL TECHNOLOGY GROUP LIMITED+                                                                          881,250
        22,030   MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                    629,617
        30,050   MOTOROLA INCORPORATED                                                                                      682,436
        18,620   QUALCOMM INCORPORATED                                                                                      893,015
        18,680   TEXAS INSTRUMENTS INCORPORATED                                                                             546,016
                                                                                                                          7,155,000
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 2.02%
        13,930   WM. WRIGLEY JR. COMPANY                                                                                    890,963
                                                                                                                    ---------------
GENERAL MERCHANDISE STORES - 1.43%
         5,190   FEDERATED DEPARTMENT STORES INCORPORATED                                                                   345,810
         5,250   TARGET CORPORATION                                                                                         287,437
                                                                                                                            633,247
                                                                                                                    ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.79%
         6,930   BEST BUY COMPANY INCORPORATED                                                                              351,074
                                                                                                                    ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 3.59%
        18,690   HILTON HOTELS CORPORATION                                                                                  465,942
        16,810   MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                              1,120,218
                                                                                                                          1,586,160
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 6.79%
         9,350   APPLE COMPUTER INCORPORATED+                                                                               706,019
        62,710   EMC CORPORATION+                                                                                           840,314
        18,830   GRANT PRIDECO INCORPORATED+                                                                                943,195
         6,720   NATIONAL-OILWELL VARCO INCORPORATED+                                                                       511,190
                                                                                                                          3,000,718
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

ENDEAVOR LARGE CAP FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
INSURANCE CARRIERS - 11.05%
          7,230    AETNA INCORPORATED                                                                               $       699,864
         22,990    ALLSTATE CORPORATION                                                                                   1,196,629
          4,580    CHUBB CORPORATION                                                                                        432,123
          9,190    UNITEDHEALTH GROUP INCORPORATED                                                                          546,070
         26,140    WELLPOINT INCORPORATED+                                                                                2,007,552
                                                                                                                          4,882,238
                                                                                                                    ---------------
LEATHER & LEATHER PRODUCTS - 0.73%
          9,000    COACH INCORPORATED+                                                                                      323,550
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.82%
         10,920    BECTON DICKINSON & COMPANY                                                                               707,616
         17,340    MEDTRONIC INCORPORATED                                                                                   979,190
                                                                                                                          1,686,806
                                                                                                                    ---------------
METAL MINING - 2.79%
         19,980    NEWMONT MINING CORPORATION                                                                             1,234,764
                                                                                                                    ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.45%
         18,840    JOHNSON & JOHNSON                                                                                      1,084,054
                                                                                                                    ---------------
MISCELLANEOUS RETAIL - 3.81%
         46,000    CVS CORPORATION                                                                                        1,276,960
          9,380    WALGREEN COMPANY                                                                                         405,966
                                                                                                                          1,682,926
                                                                                                                    ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 0.98%
          8,220    AMERICAN EXPRESS COMPANY                                                                                 431,139
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 3.85%
          8,740    CANADIAN NATURAL RESOURCES LIMITED                                                                       541,880
         14,300    TRANSOCEAN INCORPORATED+                                                                               1,160,445
                                                                                                                          1,702,325
                                                                                                                    ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 0.80%
          5,630    VALERO ENERGY CORPORATION                                                                                351,481
                                                                                                                    ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.62%
         17,155    CBS CORPORATION CLASS B                                                                                  448,260
         17,155    VIACOM INCORPORATED CLASS B+                                                                             711,590
                                                                                                                          1,159,850
                                                                                                                    ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.87%
          2,750    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                    386,237
                                                                                                                    ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.53%
         27,680    CORNING INCORPORATED+                                                                                    674,008
                                                                                                                    ---------------
TRANSPORTATION BY AIR - 0.96%
         25,890    SOUTHWEST AIRLINES COMPANY                                                                               426,149
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 2.43%
         13,710    HONEYWELL INTERNATIONAL INCORPORATED                                                                     526,738
          1,970    ITT INDUSTRIES INCORPORATED                                                                              201,925
          4,090    TEXTRON INCORPORATED                                                                                     345,442
                                                                                                                          1,074,105
                                                                                                                    ---------------
WHOLESALE TRADE NON-DURABLE GOODS - 3.39%
         15,360    CARDINAL HEALTH INCORPORATED                                                                           1,106,534
          4,810    NIKE INCORPORATED CLASS B                                                                                389,370
                                                                                                                          1,495,904
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $38,663,658)                                                                                   43,098,472
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

ENDEAVOR LARGE CAP FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 6.32%
$     2,794,178    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~##                                                      $     2,794,178

TOTAL SHORT-TERM INVESTMENTS (COST $2,794,178)                                                                            2,794,178
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $41,457,836)*                          103.84%                                                                $    45,892,650
OTHER ASSETS AND LIABILITIES, NET             (3.84)                                                                     (1,695,518)
                                             ------                                                                 ---------------
TOTAL NET ASSETS                             100.00%                                                                $    44,197,132
                                             ======                                                                 ===============

+     NON-INCOME EARNING SECURITIES.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
##    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,794,178.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

ENDEAVOR SELECT FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 98.03%

BUSINESS SERVICES - 7.15%
        126,267    CHECK POINT SOFTWARE TECHNOLOGIES LIMITED+                                                       $     2,732,418
         27,500    GOOGLE INCORPORATED CLASS A+                                                                          11,914,375
        602,540    YAHOO! INCORPORATED+                                                                                  20,691,223
                                                                                                                         35,338,016
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 7.56%
        144,200    AMGEN INCORPORATED+                                                                                   10,510,738
        121,340    GENZYME CORPORATION+                                                                                   8,607,860
        181,600    GILEAD SCIENCES INCORPORATED+                                                                         11,053,992
        168,300    TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR@@                                                           7,174,629
                                                                                                                         37,347,219
                                                                                                                    ---------------
COMMUNICATIONS - 11.52%
        655,900    COMCAST CORPORATION CLASS A+@@                                                                        18,247,138
        375,794    NII HOLDINGS INCORPORATED+                                                                            18,586,771
        876,500    SPRINT NEXTEL CORPORATION                                                                             20,063,085
                                                                                                                         56,896,994
                                                                                                                    ---------------
ELECTRIC, GAS & SANITARY SERVICES - 1.96%
        405,700    WILLIAMS COMPANIES INCORPORATED                                                                        9,671,888
                                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 20.01%
        319,200    ADVANCED MICRO DEVICES INCORPORATED+                                                                  13,361,712
        121,500    BROADCOM CORPORATION CLASS A+                                                                          8,286,300
        547,880    GENERAL ELECTRIC COMPANY                                                                              17,943,070
        151,620    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                          16,678,200
        138,500    MARVELL TECHNOLOGY GROUP LIMITED+                                                                      9,476,170
        324,300    MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                9,268,494
        313,700    MOTOROLA INCORPORATED                                                                                  7,124,127
        200,200    QUALCOMM INCORPORATED                                                                                  9,601,592
        244,700    TEXAS INSTRUMENTS INCORPORATED                                                                         7,152,581
                                                                                                                         98,892,246
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 1.97%
        151,800    WM. WRIGLEY JR. COMPANY                                                                                9,709,128
                                                                                                                    ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 3.45%
        256,000    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                           17,059,840
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.41%
        129,800    APPLE COMPUTER INCORPORATED+                                                                           9,801,198
        698,110    EMC CORPORATION+                                                                                       9,354,674
        348,500    GRANT PRIDECO INCORPORATED+                                                                           17,456,365
                                                                                                                         36,612,237
                                                                                                                    ---------------
INSURANCE CARRIERS - 11.07%
        284,010    ALLSTATE CORPORATION                                                                                  14,782,721
        198,600    UNITEDHEALTH GROUP INCORPORATED                                                                       11,800,812
        366,200    WELLPOINT INCORPORATED+                                                                               28,124,160
                                                                                                                         54,707,693
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 4.25%
        135,900    BECTON DICKINSON & COMPANY                                                                             8,806,320
        216,100    MEDTRONIC INCORPORATED                                                                                12,203,167
                                                                                                                         21,009,487
                                                                                                                    ---------------
METAL MINING - 3.03%
        241,900    NEWMONT MINING CORPORATION@@                                                                          14,949,420
                                                                                                                    ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 4.03%
        346,300    JOHNSON & JOHNSON                                                                                     19,926,102
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

ENDEAVOR SELECT FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MISCELLANEOUS RETAIL - 5.69%
        761,200    CVS CORPORATION                                                                                  $    21,130,912
        419,296    MARVEL ENTERTAINMENT INCORPORATION+                                                                    6,981,278
                                                                                                                         28,112,190
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 4.79%
        114,000    CANADIAN NATURAL RESOURCES LIMITED                                                                     7,068,000
        204,500    TRANSOCEAN INCORPORATED+                                                                              16,595,175
                                                                                                                         23,663,175
                                                                                                                    ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.78%
        211,800    VIACOM INCORPORATED CLASS B+                                                                           8,785,464
                                                                                                                    ---------------
THEATERS & ENTERTAINMENT - 1.17%
        312,900    REGAL ENTERTAINMENT GROUP CLASS A                                                                      5,791,780
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 1.19%
        153,100    HONEYWELL INTERNATIONAL INCORPORATED                                                                   5,882,102
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $436,260,624)                                                                                 484,354,981
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 4.56%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.21%
        389,906    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                   389,906
        629,355    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                          629,355
                                                                                                                          1,019,261
                                                                                                                    ---------------

PRINCIPAL                                                                           INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 4.35%
$        91,403    AMERICAN GENERAL FINANCE+++/-                                        4.47%        02/15/2007              91,437
        371,230    AMSTERDAM FUNDING CORPORATION                                        4.36         02/02/2006             371,186
        101,559    APRECO LLC                                                           4.49         03/15/2006             101,025
         38,054    APRECO LLC++                                                         4.65         05/15/2006              37,555
         78,607    AQUIFER FUNDING LIMITED++                                            4.38         02/06/2006              78,557
        253,899    AQUIFER FUNDING LIMITED++                                            4.37         02/07/2006             253,708
        183,030    ATLANTIC ASSET SECURITIZATION CORPORATION                            4.53         02/13/2006             182,756
        125,324    ATLANTIC ASSET SECURITIZATION CORPORATION++                          4.52         02/15/2006             125,105
        121,871    ATLAS CAPITAL FUNDING LIMITED                                        4.65         05/15/2006             120,271
        253,899    ATLAS CAPITAL FUNDING LIMITED+++/-                                   4.51         10/20/2006             253,898
         40,624    ATOMIUM FUNDING CORPORATION++                                        4.56         04/12/2006              40,263
         60,936    BEAR STEARNS INTERNATIONAL REPURCHASE
                   AGREEMENT (MATURITY VALUE $60,944)                                   4.55         02/01/2006              60,936
         35,231    BETA FINANCE INCORPORATED SERIES MTN+++/-                            4.60         06/02/2006              35,240
        605,294    BHP BILLITON FINANCE USA LIMITED                                     4.48         02/01/2006             605,294
        537,249    BUCKINGHAM CDO LLC                                                   4.34         02/03/2006             537,115
        253,899    BUCKINGHAM II CDO LLC++                                              4.39         02/09/2006             253,645
        101,955    BUCKINGHAM II CDO LLC                                                4.55         02/27/2006             101,625
        319,719    CAIRN HIGH GRADE FUNDING I                                           4.52         02/01/2006             319,719
        142,183    CAIRN HIGH GRADE FUNDING I                                           4.52         02/06/2006             142,094
        548,421    CAIRN HIGH GRADE FUNDING I                                           4.52         02/08/2006             547,938
        167,614    CANCARA ASSET SECURITIZATION LIMITED                                 4.52         02/07/2006             167,488
         33,718    CANCARA ASSET SECURITIZATION LIMITED                                 4.53         02/15/2006              33,659
         49,967    CEDAR SPRINGS CAPITAL COMPANY LLC                                    4.52         02/03/2006              49,955
        258,570    CEDAR SPRINGS CAPITAL COMPANY LLC++                                  4.56         02/21/2006             257,924
        101,559    CEDAR SPRINGS CAPITAL COMPANY LLC++                                  4.56         02/24/2006             101,268

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

ENDEAVOR SELECT FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       172,428    CEDAR SPRINGS CAPITAL COMPANY LLC++                                   4.49%        03/13/2006    $       171,564
         53,126    CEDAR SPRINGS CAPITAL COMPANY LLC++                                   4.50         03/14/2006             52,853
         94,298    CEDAR SPRINGS CAPITAL COMPANY LLC                                     4.53         04/05/2006             93,545
         18,037    CHARIOT FUNDING LLC++                                                 4.47         02/15/2006             18,005
        284,366    CHARTA LLC                                                            4.28         02/13/2006            283,940
        360,536    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+++/-                       4.38         02/07/2007            360,536
        172,651    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+++/-                       4.36         02/05/2007            172,651
        406,238    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+++/-                       4.43         02/13/2007            406,238
        314,834    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                    4.55         05/04/2006            314,034
         27,969    CULLINAN FINANCE CORPORATION++                                        4.46         02/15/2006             27,920
        253,899    CULLINAN FINANCE CORPORATION, SERIES MTN+++/-                         4.38         11/15/2006            253,926
        203,119    DEER VALLEY FUNDING LLC                                               4.54         04/10/2006            201,370
      3,046,782    DEUTSCHE BANK REPURCHASE AGREEMENT (MATURITY VALUE $3,047,163)        4.50         02/01/2006          3,046,782
         13,203    DNB NOR BANK ASA                                                      4.39         02/22/2006             13,168
        146,611    EIFFEL FUNDING LLC                                                    4.50         02/01/2006            146,611
        294,522    EUREKA SECURITIZATION INCORPORATED                                    4.40         02/08/2006            294,263
        229,291    GALAXY FUNDING INCORPORATED                                           4.51         02/01/2006            229,291
         11,172    GENERAL ELECTRIC CAPITAL CORPORATION                                  4.45         02/01/2006             11,172
      3,046,782    GOLDMAN REPURCHASE AGREEMENT (MATURITY VALUE $3,047,163)              4.50         02/01/2006          3,046,782
        507,797    GOLDMAN SACHS & COMPANY                                               4.53         02/02/2006            507,736
        243,743    GOLDMAN SACHS GROUP INCORPORATED+/-                                   4.60         06/30/2006            243,743
        253,899    ING AMERICA INSURANCE HOLDINGS INCORPORATED                           4.49         02/15/2006            253,454
        162,495    ING USA ANNUITY & LIFE INSURANCE+/-                                   4.66         06/06/2006            162,495
         13,203    K2 USA LLC++                                                          4.66         05/02/2006             13,052
         46,971    K2 USA LLC SERIES MTN+++/-                                            4.59         07/24/2006             46,987
        152,339    KAUPTHING BANK HF SERIES MTN+++/-                                     4.55         02/20/2007            152,324
         15,061    KLIO II FUNDING CORPORATION                                           4.53         03/16/2006             14,980
         66,227    KLIO III FUNDING CORPORATION++                                        4.56         02/24/2006             66,037
         81,248    LEHMAN BROTHERS HOLDINGS INCORPORATED+/-                              4.55         03/16/2006             81,248
        233,739    LEXINGTON PARKER CAPITAL CORPORATION                                  4.50         02/01/2006            233,739
         10,156    LEXINGTON PARKER CAPITAL CORPORATION                                  4.65         05/02/2006             10,040
         63,688    LEXINGTON PARKER CAPITAL CORPORATION++                                4.55         02/03/2006             63,672
        253,899    LIBERTY LIGHT US CAPITAL SERIES MTN+++/-                              4.53         05/26/2006            253,934
         12,187    LIBERTY STREET FUNDING CORPORATION++                                  4.51         02/21/2006             12,157
         12,654    LIBERTY STREET FUNDING CORPORATION                                    4.58         03/22/2006             12,576
        117,433    LINKS FINANCE LLC SERIES MTN+++/-                                     4.46         03/15/2006            117,432
         20,312    LINKS FINANCE LLC SERIES MTN+++/-                                     4.40         09/12/2006             20,311
        152,339    LIQUID FUNDING LIMITED+++/-                                           4.36         03/03/2006            152,339
        233,587    LIQUID FUNDING LIMITED+++/-                                           4.44         08/14/2006            233,587
        152,339    MORGAN STANLEY+/-                                                     4.58         03/13/2006            152,339
        304,678    MORGAN STANLEY+/-                                                     4.57         10/10/2006            304,678
         46,971    MORGAN STANLEY+/-                                                     4.50         08/13/2010             46,983
        497,641    NATEXIS BANQUE POPULAIRES                                             4.30         02/01/2006            497,641
         10,156    NATIONALWIDE BUILDING SOC+++/-                                        4.74         07/21/2006             10,165
        475,471    NIEUW AMSTERDAM RECEIVABLES CORPORATION                               4.37         02/07/2006            475,114
         15,234    NIEUW AMSTERDAM RECEIVABLES CORPORATION                               4.46         02/09/2006             15,219

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

ENDEAVOR SELECT FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       507,797    NORTHERN ROCK PLC+++/-                                                4.40%        02/05/2007    $       507,736
        535,726    NORTHERN ROCK PLC+++/-                                                4.63         04/21/2006            535,753
        350,380    OLD LINE FUNDING CORPORATION                                          4.30         02/01/2006            350,380
        284,366    PREMIUM ASSET TRUST 2001-2+++/-                                       4.87         03/28/2006            284,449
         41,081    RACERS TRUST 2004+++/-                                                4.51         05/22/2006             41,083
         33,840    RANGER FUNDING CORPORATION                                            4.37         02/02/2006             33,836
         51,795    SOCIETE GENERALE NORTH AMERICA                                        4.45         02/01/2006             51,795
         24,374    SOCIETE GENERALE NORTH AMERICA                                        4.45         02/03/2006             24,368
        117,433    TANGO FINANCE CORPORATION SERIES MTN+++/-                             4.59         10/25/2006            117,472
         58,712    TRAVELLERS INSURANCE COMPANY+/-                                       4.52         02/10/2006             58,710
        253,899    UNICREDITO ITALIANO SERIES YCD+/-                                     4.47         04/03/2006            253,898
        318,531    UNITEDHEALTH GROUP INCORPORATED                                       4.32         02/01/2006            318,531
        243,743    WHITE PINE FINANCE LLC SERIES MTN+++/-                                4.53         06/12/2006            243,782
        253,899    WHITE PINE FINANCE LLC+/-                                             4.39         07/17/2006            253,899
         30,468    WINDMILL FUNDING CORPORATION                                          4.55         02/03/2006             30,460
        247,307    YORKTOWN CAPITAL LLC                                                  4.32         02/02/2006            247,278
                                                                                                                         21,521,724
                                                                                                                    ---------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $22,540,985)                                                               22,540,985
                                                                                                                    ---------------
SHORT-TERM INVESTMENTS - 3.05%
     15,079,512    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                           15,079,512

TOTAL SHORT-TERM INVESTMENTS (COST $15,079,512)                                                                          15,079,512
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $473,881,121)*                            105.64%                                                             $   521,975,478
OTHER ASSETS AND LIABILITIES, NET                (5.64)                                                                 (27,867,813)
                                                ------                                                              ---------------
TOTAL NET ASSETS                                100.00%                                                             $   494,107,665
                                                ======                                                              ===============

+     NON-INCOME EARNING SECURITIES.
@@    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)
+/-   VARIABLE RATE INVESTMENTS.
++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
##    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $15,079,512.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 99.43%

AMUSEMENT & RECREATION SERVICES - 0.22%
          6,144    HARRAH'S ENTERTAINMENT INCORPORATED                                                              $       452,198
         11,265    INTERNATIONAL GAME TECHNOLOGY                                                                            403,062
                                                                                                                            855,260
                                                                                                                    ---------------
APPAREL & ACCESSORY STORES - 0.37%
         19,189    GAP INCORPORATED                                                                                         347,129
         11,526    KOHL'S CORPORATION+                                                                                      511,639
         11,642    LIMITED BRANDS                                                                                           275,450
          7,308    NORDSTROM INCORPORATED                                                                                   304,890
                                                                                                                          1,439,108
                                                                                                                    ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.11%
          3,905    JONES APPAREL GROUP INCORPORATED                                                                         122,148
          3,565    LIZ CLAIBORNE INCORPORATED                                                                               123,777
          2,973    VF CORPORATION                                                                                           164,942
                                                                                                                            410,867
                                                                                                                    ---------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.08%
          6,053    AUTONATION INCORPORATED+                                                                                 134,921
          1,845    AUTOZONE INCORPORATED+                                                                                   180,349
                                                                                                                            315,270
                                                                                                                    ---------------
AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.02%
          2,145    RYDER SYSTEM INCORPORATED                                                                                 95,881
                                                                                                                    ---------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.36%
          4,271    CENTEX CORPORATION                                                                                       304,907
          9,100    D.R. HORTON INCORPORATED                                                                                 339,612
          2,617    KB HOME                                                                                                  199,415
          4,592    LENNAR CORPORATION CLASS A                                                                               287,275
          7,172    PULTE HOMES INCORPORATED                                                                                 286,163
                                                                                                                          1,417,372
                                                                                                                    ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.22%
         71,021    HOME DEPOT INCORPORATED                                                                                2,879,901
         26,142    LOWE'S COMPANIES INCORPORATED                                                                          1,661,324
          3,753    SHERWIN-WILLIAMS COMPANY                                                                                 198,534
                                                                                                                          4,739,759
                                                                                                                    ---------------
BUSINESS SERVICES - 6.04%
         20,100    ADOBE SYSTEMS INCORPORATED@@                                                                             798,372
          4,155    AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+@@                                                     260,103
          7,716    AUTODESK INCORPORATED+@@                                                                                 313,192
         19,277    AUTOMATIC DATA PROCESSING INCORPORATED                                                                   847,031
          7,231    BMC SOFTWARE INCORPORATED+                                                                               159,805
         34,248    CENDANT CORPORATION                                                                                      573,312
          5,895    CITRIX SYSTEMS INCORPORATED+@@                                                                           181,802
         15,341    COMPUTER ASSOCIATES INTERNATIONAL INCORPORATED@@                                                         418,809
          6,185    COMPUTER SCIENCES CORPORATION+                                                                           313,580
         12,953    COMPUWARE CORPORATION+                                                                                   106,733
          4,680    CONVERGYS CORPORATION+                                                                                    80,496
         38,210    EBAY INCORPORATED+                                                                                     1,646,851
         10,049    ELECTRONIC ARTS INCORPORATED+                                                                            548,474
         17,436    ELECTRONIC DATA SYSTEMS CORPORATION                                                                      439,213
          4,341    EQUIFAX INCORPORATED                                                                                     166,347
         25,544    FIRST DATA CORPORATION                                                                                 1,152,034
          6,168    FISERV INCORPORATED+                                                                                     271,269
          7,746    IMS HEALTH INCORPORATED@@                                                                                190,552
         14,393    INTERPUBLIC GROUP OF COMPANIES INCORPORATED+@@                                                           145,369

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
          5,915    INTUIT INCORPORATED+                                                                             $       309,532
        306,061    MICROSOFT CORPORATION                                                                                  8,615,617
          4,115    MONSTER WORLDWIDE INCORPORATED+                                                                          175,546
          6,138    NCR CORPORATION+                                                                                         228,027
         12,771    NOVELL INCORPORATED+@@                                                                                   124,390
          6,028    OMNICOM GROUP INCORPORATED                                                                               493,030
        125,736    ORACLE CORPORATION+                                                                                    1,580,502
          9,104    PARAMETRIC TECHNOLOGY CORPORATION+                                                                        56,991
          5,693    ROBERT HALF INTERNATIONAL INCORPORATED                                                                   207,965
         17,689    SIEBEL SYSTEMS INCORPORATED                                                                              187,680
        114,149    SUN MICROSYSTEMS INCORPORATED+                                                                           513,670
         36,157    SYMANTEC CORPORATION+                                                                                    664,566
         11,409    UNISYS CORPORATION+                                                                                       76,326
          8,569    VERISIGN INCORPORATED+                                                                                   203,514
         42,215    YAHOO! INCORPORATED+                                                                                   1,449,663
                                                                                                                         23,500,363
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 9.93%
         51,862    ABBOTT LABORATORIES                                                                                    2,237,845
          7,418    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                    457,616
          2,523    ALBERTO-CULVER COMPANY CLASS B                                                                           111,769
         41,267    AMGEN INCORPORATED+                                                                                    3,007,952
          3,693    AVERY DENNISON CORPORATION@@                                                                             220,620
         15,325    AVON PRODUCTS INCORPORATED                                                                               434,004
         11,347    BIOGEN IDEC INCORPORATED+                                                                                507,778
         65,412    BRISTOL-MYERS SQUIBB COMPANY@@                                                                         1,490,739
          3,656    CHIRON CORPORATION+@@                                                                                    166,714
          5,038    CLOROX COMPANY                                                                                           301,524
         17,320    COLGATE-PALMOLIVE COMPANY                                                                                950,695
         32,267    DOW CHEMICAL COMPANY                                                                                   1,364,894
         30,737    E.I. DU PONT DE NEMOURS & COMPANY                                                                      1,203,354
          2,724    EASTMAN CHEMICAL COMPANY                                                                                 131,324
          6,162    ECOLAB INCORPORATED                                                                                      220,661
         38,001    ELI LILLY & COMPANY                                                                                    2,151,617
          4,039    ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                                              147,302
         11,293    FOREST LABORATORIES INCORPORATED+                                                                        522,640
          8,633    GENZYME CORPORATION+                                                                                     612,425
         15,309    GILEAD SCIENCES INCORPORATED+                                                                            931,859
          5,377    HOSPIRA INCORPORATED+                                                                                    240,621
          2,701    INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                           89,025
          8,083    KING PHARMACEUTICALS INCORPORATED+                                                                       151,556
          8,226    MEDIMMUNE INCORPORATED+                                                                                  280,671
         73,106    MERCK & COMPANY INCORPORATED                                                                           2,522,157
          8,976    MONSANTO COMPANY                                                                                         759,459
          7,308    MYLAN LABORATORIES INCORPORATED                                                                          143,968
        246,449    PFIZER INCORPORATED                                                                                    6,328,810
          5,584    PPG INDUSTRIES INCORPORATED                                                                              332,248
         10,775    PRAXAIR INCORPORATED                                                                                     567,627
        112,060    PROCTER & GAMBLE COMPANY                                                                               6,637,314
          4,815    ROHM & HAAS COMPANY                                                                                      245,084
         49,410    SCHERING-PLOUGH CORPORATION                                                                              946,202
          2,248    SIGMA-ALDRICH CORPORATION                                                                                145,850
         44,876    WYETH                                                                                                  2,075,515
                                                                                                                         38,639,439
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMUNICATIONS - 3.77%
         12,802    ALLTEL CORPORATION                                                                               $       768,504
        130,603    AT&T INCORPORATED@@                                                                                    3,389,148
         14,000    AVAYA INCORPORATED+                                                                                      147,700
         61,136    BELLSOUTH CORPORATION                                                                                  1,758,883
          4,379    CENTURYTEL INCORPORATED                                                                                  145,821
         18,071    CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                                                528,938
         72,600    COMCAST CORPORATION CLASS A+@@                                                                         2,019,732
         51,614    QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED+@@                                                       310,716
         98,777    SPRINT NEXTEL CORPORATION                                                                              2,261,006
          7,475    UNIVISION COMMUNICATIONS INCORPORATED CLASS A+@@                                                         238,004
         97,702    VERIZON COMMUNICATIONS INCORPORATED                                                                    3,093,245
                                                                                                                         14,661,697
                                                                                                                    ---------------
DEPOSITORY INSTITUTIONS - 10.11%
         11,653    AMSOUTH BANCORPORATION                                                                                   321,739
        155,289    BANK OF AMERICA CORPORATION                                                                            6,868,432
         25,750    BANK OF NEW YORK COMPANY INCORPORATED                                                                    819,108
         18,130    BB&T CORPORATION                                                                                         707,795
        169,137    CITIGROUP INCORPORATED                                                                                 7,878,401
          5,525    COMERICA INCORPORATED                                                                                    306,472
          4,163    COMPASS BANCSHARES INCORPORATED                                                                          202,821
         18,550    FIFTH THIRD BANCORP@@                                                                                    696,924
          4,212    FIRST HORIZON NATIONAL CORPORATION                                                                       159,508
          8,520    GOLDEN WEST FINANCIAL CORPORATION                                                                        601,682
          7,629    HUNTINGTON BANCSHARES INCORPORATED@@                                                                     176,993
        116,985    JP MORGAN CHASE & COMPANY                                                                              4,650,154
         13,633    KEYCORP                                                                                                  482,472
          2,667    M&T BANK CORPORATION                                                                                     288,836
          6,992    MARSHALL & ILSLEY CORPORATION                                                                            293,245
         13,979    MELLON FINANCIAL CORPORATION                                                                             493,039
         18,426    NATIONAL CITY CORPORATION                                                                                629,801
         15,903    NORTH FORK BANCORPORATION INCORPORATED                                                                   409,025
          6,202    NORTHERN TRUST CORPORATION                                                                               323,806
          9,770    PNC FINANCIAL SERVICES GROUP                                                                             633,682
         15,309    REGIONS FINANCIAL CORPORATION                                                                            507,953
         11,940    SOVEREIGN BANCORP INCORPORATED                                                                           260,292
         10,962    STATE STREET CORPORATION                                                                                 662,763
         12,082    SUNTRUST BANKS INCORPORATED                                                                              863,259
         10,441    SYNOVUS FINANCIAL CORPORATION                                                                            288,902
         60,726    US BANCORP                                                                                             1,816,315
         51,937    WACHOVIA CORPORATION@@                                                                                 2,847,706
         32,988    WASHINGTON MUTUAL INCORPORATED                                                                         1,396,052
         55,908    WELLS FARGO & COMPANY##                                                                                3,486,423
          3,491    ZIONS BANCORPORATION                                                                                     276,033
                                                                                                                         39,349,633
                                                                                                                    ---------------
EATING & DRINKING PLACES - 0.60%
          4,378    DARDEN RESTAURANTS INCORPORATED                                                                          178,009
         42,078    MCDONALD'S CORPORATION                                                                                 1,473,151
          3,886    WENDY'S INTERNATIONAL INCORPORATED@@                                                                     229,080
          9,463    YUM! BRANDS INCORPORATED                                                                                 468,135
                                                                                                                          2,348,375
                                                                                                                    ---------------
EDUCATIONAL SERVICES - 0.07%
          4,865    APOLLO GROUP INCORPORATED CLASS A+                                                                       270,835
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRIC, GAS & SANITARY SERVICES - 3.81%
         21,837    AES CORPORATION+                                                                                 $       372,102
          5,444    ALLEGHENY ENERGY INCORPORATED+                                                                           189,397
          7,297    ALLIED WASTE INDUSTRIES INCORPORATED+@@                                                                   66,330
          6,829    AMEREN CORPORATION                                                                                       346,640
         13,162    AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                             491,206
         10,367    CENTERPOINT ENERGY INCORPORATED@@                                                                        132,490
          6,667    CINERGY CORPORATION                                                                                      289,681
         11,163    CITIZENS COMMUNICATIONS COMPANY                                                                          136,970
          7,358    CMS ENERGY CORPORATION+                                                                                  106,470
          8,189    CONSOLIDATED EDISON INCORPORATED@@                                                                       384,965
          5,967    CONSTELLATION ENERGY GROUP INCORPORATED                                                                  347,697
         11,610    DOMINION RESOURCES INCORPORATED                                                                          876,903
          5,945    DTE ENERGY COMPANY                                                                                       250,879
         31,011    DUKE ENERGY CORPORATION@@                                                                                879,162
         10,072    DYNEGY INCORPORATED CLASS A+@@                                                                            55,396
         10,892    EDISON INTERNATIONAL                                                                                     477,287
         22,043    EL PASO CORPORATION@@                                                                                    296,699
          6,936    ENTERGY CORPORATION                                                                                      482,121
         22,307    EXELON CORPORATION                                                                                     1,280,868
         11,027    FIRSTENERGY CORPORATION                                                                                  552,453
         13,201    FPL GROUP INCORPORATED@@                                                                                 551,670
          5,829    KEYSPAN CORPORATION                                                                                      209,378
          3,518    KINDER MORGAN INCORPORATED                                                                               338,608
          1,476    NICOR INCORPORATED@@                                                                                      60,368
          9,114    NISOURCE INCORPORATED                                                                                    187,110
          1,275    PEOPLES ENERGY CORPORATION                                                                                47,456
         11,471    PG&E CORPORATION                                                                                         427,983
          3,309    PINNACLE WEST CAPITAL CORPORATION                                                                        140,997
         12,709    PPL CORPORATION                                                                                          382,922
          8,413    PROGRESS ENERGY INCORPORATED                                                                             366,975
          8,381    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                             583,485
          8,595    SEMPRA ENERGY                                                                                            412,990
         24,790    SOUTHERN COMPANY                                                                                         862,692
          6,957    TECO ENERGY INCORPORATED                                                                                 118,826
         16,142    TXU CORPORATION                                                                                          817,431
         18,449    WASTE MANAGEMENT INCORPORATED                                                                            582,619
         19,157    WILLIAMS COMPANIES INCORPORATED                                                                          456,703
         13,469    XCEL ENERGY INCORPORATED@@                                                                               261,568
                                                                                                                         14,825,497
                                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 9.17%
          3,895    ADC TELECOMMUNICATIONS INCORPORATED+@@                                                                    98,777
         13,509    ADVANCED MICRO DEVICES INCORPORATED+@@                                                                   565,487
         12,118    ALTERA CORPORATION+                                                                                      233,999
          5,746    AMERICAN POWER CONVERSION CORPORATION                                                                    136,180
         12,264    ANALOG DEVICES INCORPORATED                                                                              487,739
          5,431    ANDREW CORPORATION+                                                                                       70,440
          9,988    APPLIED MICRO CIRCUITS CORPORATION+                                                                       32,861
          9,668    BROADCOM CORPORATION CLASS A+@@                                                                          659,358
         19,323    CIENA CORPORATION+                                                                                        77,292
        205,365    CISCO SYSTEMS INCORPORATED+                                                                            3,813,628
          6,753    COMVERSE TECHNOLOGY INCORPORATED+                                                                        184,965
          3,063    COOPER INDUSTRIES LIMITED CLASS A                                                                        250,094
         13,734    EMERSON ELECTRIC COMPANY                                                                               1,063,698
         13,720    FREESCALE SEMICONDUCTOR INCORPORATED CLASS B+                                                            346,430
        353,260    GENERAL ELECTRIC COMPANY                                                                              11,569,265

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
          2,202    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                     $       242,220
        201,568    INTEL CORPORATION                                                                                      4,287,351
          5,816    JABIL CIRCUIT INCORPORATED+                                                                              234,967
         55,245    JDS UNIPHASE CORPORATION+@@                                                                              172,917
          6,600    KLA-TENCOR CORPORATION                                                                                   343,068
          4,016    L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                                 325,376
         10,189    LINEAR TECHNOLOGY CORPORATION                                                                            379,133
         13,095    LSI LOGIC CORPORATION+                                                                                   119,819
        148,605    LUCENT TECHNOLOGIES INCORPORATED+@@                                                                      392,317
         10,959    MAXIM INTEGRATED PRODUCTS INCORPORATED                                                                   449,757
          2,679    MAYTAG CORPORATION@@                                                                                      46,132
         20,661    MICRON TECHNOLOGY INCORPORATED+@@                                                                        303,304
          4,799    MOLEX INCORPORATED                                                                                       145,170
         83,275    MOTOROLA INCORPORATED                                                                                  1,891,175
         11,490    NATIONAL SEMICONDUCTOR CORPORATION                                                                       324,133
         12,440    NETWORK APPLIANCE INCORPORATED+                                                                          388,128
          4,459    NOVELLUS SYSTEMS INCORPORATED+@@                                                                         126,413
          5,722    NVIDIA CORPORATION+                                                                                      257,261
          6,126    PMC-SIERRA INCORPORATED+                                                                                  57,952
          2,690    QLOGIC CORPORATION+                                                                                      106,712
         54,970    QUALCOMM INCORPORATED                                                                                  2,636,361
          5,775    ROCKWELL COLLINS INCORPORATED                                                                            270,963
         17,573    SANMINA-SCI CORPORATION+                                                                                  73,982
          5,134    SCIENTIFIC-ATLANTA INCORPORATED                                                                          219,530
         14,993    TELLABS INCORPORATED+                                                                                    191,761
         54,096    TEXAS INSTRUMENTS INCORPORATED                                                                         1,581,226
          2,255    WHIRLPOOL CORPORATION                                                                                    181,933
         11,652    XILINX INCORPORATED                                                                                      328,120
                                                                                                                         35,667,394
                                                                                                                    ---------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.37%
          2,902    FLUOR CORPORATION                                                                                        255,231
          8,295    MOODY'S CORPORATION@@                                                                                    525,239
         11,150    PAYCHEX INCORPORATED                                                                                     405,303
          5,540    QUEST DIAGNOSTICS INCORPORATED                                                                           273,842
                                                                                                                          1,459,615
                                                                                                                    ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.30%
          3,478    BALL CORPORATION                                                                                         140,859
          4,884    FORTUNE BRANDS INCORPORATED                                                                              366,105
          6,846    ILLINOIS TOOL WORKS INCORPORATED                                                                         577,049
          1,936    SNAP-ON INCORPORATED                                                                                      77,692
                                                                                                                          1,161,705
                                                                                                                    ---------------
FINANCIAL SERVICES - 0.04%
          7,211    JANUS CAPITAL GROUP INCORPORATED                                                                         150,638
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 3.02%
         25,955    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                  1,075,575
         21,837    ARCHER-DANIELS-MIDLAND COMPANY                                                                           687,865
          6,222    CAMPBELL SOUP COMPANY                                                                                    186,224
         10,131    COCA-COLA ENTERPRISES INCORPORATED                                                                       199,986
         17,348    CONAGRA FOODS INCORPORATED                                                                               359,624
          6,577    CONSTELLATION BRANDS INCORPORATED CLASS A+                                                               175,540
         11,877    GENERAL MILLS INCORPORATED                                                                               577,341
          3,769    HERCULES INCORPORATED+                                                                                    44,135
          6,054    HERSHEY FOODS CORPORATION                                                                                309,965
         11,189    HJ HEINZ COMPANY                                                                                         379,755
          8,586    KELLOGG COMPANY                                                                                          368,339

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FOOD & KINDRED PRODUCTS (CONTINUED)
          4,475    MCCORMICK & COMPANY INCORPORATED                                                                 $       135,190
          1,887    MOLSON COORS BREWING COMPANY@@                                                                           117,938
          4,583    PEPSI BOTTLING GROUP INCORPORATED@@                                                                      132,907
         55,472    PEPSICO INCORPORATED                                                                                   3,171,889
         25,393    SARA LEE CORPORATION@@                                                                                   464,184
         69,202    THE COCA-COLA COMPANY                                                                                  2,863,579
          8,414    TYSON FOODS INCORPORATED CLASS A@@                                                                       120,573
          5,998    WM. WRIGLEY JR. COMPANY                                                                                  383,632
                                                                                                                         11,754,241
                                                                                                                    ---------------
FOOD STORES - 0.58%
         12,329    ALBERTSON'S INCORPORATED@@                                                                               310,074
         24,234    KROGER COMPANY+                                                                                          445,906
         15,021    SAFEWAY INCORPORATED                                                                                     352,092
         25,692    STARBUCKS CORPORATION+                                                                                   814,436
          4,603    WHOLE FOODS MARKET INCORPORATED                                                                          340,024
                                                                                                                          2,262,532
                                                                                                                    ---------------
FORESTRY - 0.15%
          8,132    WEYERHAEUSER COMPANY                                                                                     567,288
                                                                                                                    ---------------
FURNITURE & FIXTURES - 0.20%
          6,150    LEGGETT & PLATT INCORPORATED                                                                             151,413
         14,168    MASCO CORPORATION                                                                                        420,081
          9,210    NEWELL RUBBERMAID INCORPORATED@@                                                                         217,725
                                                                                                                            789,219
                                                                                                                    ---------------
GENERAL MERCHANDISE STORES - 1.97%
          3,809    BIG LOTS INCORPORATED+@@                                                                                  50,926
         10,585    DOLLAR GENERAL CORPORATION                                                                               178,886
          5,190    FAMILY DOLLAR STORES INCORPORATED                                                                        124,301
          9,101    FEDERATED DEPARTMENT STORES INCORPORATED                                                                 606,400
          7,764    JC PENNEY COMPANY INCORPORATED                                                                           433,231
          3,336    SEARS HOLDINGS CORPORATION+                                                                              405,124
         29,393    TARGET CORPORATION                                                                                     1,609,267
         15,402    TJX COMPANIES INCORPORATED                                                                               393,213
         83,519    WAL-MART STORES INCORPORATED                                                                           3,851,061
                                                                                                                          7,652,409
                                                                                                                    ---------------
HEALTH SERVICES - 0.56%
         15,037    CAREMARK RX INCORPORATED+                                                                                741,324
         14,172    HCA INCORPORATED                                                                                         695,562
          8,264    HEALTH MANAGEMENT ASSOCIATION INCORPORATED CLASS A                                                       173,709
          4,443    LABORATORY CORPORATION OF AMERICA HOLDINGS+                                                              260,582
          2,645    MANOR CARE INCORPORATED                                                                                  103,420
         15,693    TENET HEALTHCARE CORPORATION+                                                                            114,088
          3,390    WATSON PHARMACEUTICALS INCORPORATED+                                                                     112,175
                                                                                                                          2,200,860
                                                                                                                    ---------------
HOLDING & OTHER INVESTMENT OFFICES - 0.78%
          3,199    APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A@@                                                      136,021
          7,087    ARCHSTONE-SMITH TRUST@@                                                                                  332,097
         13,579    EQUITY OFFICE PROPERTIES TRUST                                                                           432,084
          9,634    EQUITY RESIDENTIAL@@                                                                                     408,578
          6,153    PLUM CREEK TIMBER COMPANY                                                                                227,292
          8,140    PROLOGIS@@                                                                                               416,931
          2,764    PUBLIC STORAGE INCORPORATED                                                                              200,583
          6,233    SIMON PROPERTY GROUP INCORPORATED@@                                                                      516,342
          3,947    VORNADO REALTY TRUST                                                                                     348,678
                                                                                                                          3,018,606
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.33%
          9,924    BED BATH & BEYOND INCORPORATED+                                                                  $       371,257
         13,665    BEST BUY COMPANY INCORPORATED@@                                                                          692,269
          5,236    CIRCUIT CITY STORES INCORPORATED@@                                                                       131,999
          4,500    RADIO SHACK CORPORATION                                                                                   99,900
                                                                                                                          1,295,425
                                                                                                                    ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.28%
         10,967    HILTON HOTELS CORPORATION                                                                                273,407
          5,503    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                              366,720
          7,329    STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                         445,677
                                                                                                                          1,085,804
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.68%
         25,406    3M COMPANY                                                                                             1,848,287
          6,112    AMERICAN STANDARD COMPANIES INCORPORATED                                                                 220,032
         28,176    APPLE COMPUTER INCORPORATED+                                                                           2,127,570
         54,245    APPLIED MATERIALS INCORPORATED                                                                         1,033,367
         11,428    BAKER HUGHES INCORPORATED                                                                                884,984
          2,621    BLACK & DECKER CORPORATION                                                                               226,192
         22,741    CATERPILLAR INCORPORATED                                                                               1,544,114
          1,565    CUMMINS INCORPORATED                                                                                     152,275
          8,063    DEERE & COMPANY                                                                                          578,601
         78,685    DELL INCORPORATED+                                                                                     2,306,257
          6,775    DOVER CORPORATION                                                                                        311,176
          4,948    EATON CORPORATION                                                                                        327,558
         79,928    EMC CORPORATION+                                                                                       1,071,035
          8,857    GATEWAY INCORPORATED+                                                                                     24,091
         95,785    HEWLETT-PACKARD COMPANY                                                                                2,986,576
         11,060    INGERSOLL-RAND COMPANY CLASS A                                                                           434,326
         52,808    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            4,293,290
          3,879    LEXMARK INTERNATIONAL INCORPORATED+                                                                      188,403
          5,827    NATIONAL-OILWELL VARCO INCORPORATED+@@                                                                   443,260
          4,165    PALL CORPORATION                                                                                         119,952
          4,004    PARKER HANNIFIN CORPORATION                                                                              303,383
          7,626    PITNEY BOWES INCORPORATED                                                                                325,935
         30,544    SOLECTRON CORPORATION+                                                                                   116,678
          2,431    STANLEY WORKS                                                                                            119,216
          8,390    SYMBOL TECHNOLOGIES INCORPORATED@@                                                                       103,617
                                                                                                                         22,090,175
                                                                                                                    ---------------
INSURANCE AGENTS, BROKERS & SERVICE - 0.43%
         10,699    AON CORPORATION                                                                                          366,120
          5,442    HUMANA INCORPORATED+                                                                                     303,500
          4,481    JEFFERSON-PILOT CORPORATION                                                                              261,377
         18,211    MARSH & MCLENNAN COMPANIES INCORPORATED                                                                  553,432
          9,963    UNUMPROVIDENT CORPORATION@@                                                                              202,548
                                                                                                                          1,686,977
                                                                                                                    ---------------
INSURANCE CARRIERS - 5.96%
         10,776    ACE LIMITED                                                                                              589,986
          9,562    AETNA INCORPORATED                                                                                       925,602
         16,728    AFLAC INCORPORATED                                                                                       785,380
         21,686    ALLSTATE CORPORATION                                                                                   1,128,756
          3,516    AMBAC FINANCIAL GROUP INCORPORATED                                                                       270,064
         86,779    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              5,680,553
          6,683    CHUBB CORPORATION                                                                                        630,541
          4,205    CIGNA CORPORATION                                                                                        511,328

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS (CONTINUED)
          5,841    CINCINNATI FINANCIAL CORPORATION                                                                 $       265,999
         12,591    GENWORTH FINANCIAL INCORPORATED                                                                          412,481
         10,042    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                           825,754
          5,791    LINCOLN NATIONAL CORPORATION@@                                                                           315,783
          4,533    LOEWS CORPORATION                                                                                        447,362
          4,482    MBIA INCORPORATED@@                                                                                      275,912
         25,318    METLIFE INCORPORATED                                                                                   1,269,951
          3,033    MGIC INVESTMENT CORPORATION                                                                              200,208
          9,366    PRINCIPAL FINANCIAL GROUP INCORPORATED                                                                   441,701
          6,594    PROGRESSIVE CORPORATION                                                                                  692,634
         16,883    PRUDENTIAL FINANCIAL INCORPORATED                                                                      1,271,965
          4,130    SAFECO CORPORATION                                                                                       215,792
         23,150    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                              1,050,547
          3,469    TORCHMARK CORPORATION                                                                                    194,611
         45,595    UNITEDHEALTH GROUP INCORPORATED                                                                        2,709,255
         22,064    WELLPOINT INCORPORATED+                                                                                1,694,515
          5,829    XL CAPITAL LIMITED CLASS A                                                                               394,390
                                                                                                                         23,201,070
                                                                                                                    ---------------
LEATHER & LEATHER PRODUCTS - 0.12%
         12,706    COACH INCORPORATED+                                                                                      456,781
                                                                                                                    ---------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.03%
          3,536    LOUISIANA-PACIFIC CORPORATION                                                                            104,135
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.96%
         13,744    AGILENT TECHNOLOGIES INCORPORATED+                                                                       466,059
          4,400    ALLERGAN INCORPORATED                                                                                    512,160
          6,282    APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                                             178,032
          1,797    BAUSCH & LOMB INCORPORATED                                                                               121,387
         20,849    BAXTER INTERNATIONAL INCORPORATED                                                                        768,286
          8,426    BECTON DICKINSON & COMPANY                                                                               546,005
          8,327    BIOMET INCORPORATED                                                                                      314,844
         19,726    BOSTON SCIENTIFIC CORPORATION+@@                                                                         431,408
          3,506    C.R. BARD INCORPORATED                                                                                   222,351
          7,931    DANAHER CORPORATION@@                                                                                    449,212
          9,602    EASTMAN KODAK COMPANY@@                                                                                  241,010
          4,099    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+@@                                                          274,100
         11,093    GUIDANT CORPORATION                                                                                      816,445
         40,440    MEDTRONIC INCORPORATED                                                                                 2,283,647
          1,740    MILLIPORE CORPORATION+@@                                                                                 119,677
          4,372    PERKINELMER INCORPORATED                                                                                  99,419
         14,935    RAYTHEON COMPANY                                                                                         611,887
          5,989    ROCKWELL AUTOMATION INCORPORATED                                                                         395,693
         12,255    ST. JUDE MEDICAL INCORPORATED+                                                                           602,088
          9,748    STRYKER CORPORATION                                                                                      486,425
          2,787    TEKTRONIX INCORPORATED                                                                                    82,216
          6,583    TERADYNE INCORPORATED+                                                                                   114,676
          5,421    THERMO ELECTRON CORPORATION+                                                                             182,362
          3,700    WATERS CORPORATION+                                                                                      155,215
         32,109    XEROX CORPORATION+@@                                                                                     459,480
          8,283    ZIMMER HOLDINGS INCORPORATED+                                                                            571,113
                                                                                                                         11,505,197
                                                                                                                    ---------------
MEDICAL MANAGEMENT SERVICES - 0.08%
          5,431    COVENTRY HEALTH CARE INCORPORATED+                                                                       323,525
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
METAL MINING - 0.48%
          6,153    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                              $       395,330
         14,937    NEWMONT MINING CORPORATION@@                                                                             923,107
          3,395    PHELPS DODGE CORPORATION                                                                                 544,897
                                                                                                                          1,863,334
                                                                                                                    ---------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.06%
          3,404    VULCAN MATERIALS COMPANY                                                                                 244,679
                                                                                                                    ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.06%
          5,962    HASBRO INCORPORATED                                                                                      126,394
         99,461    JOHNSON & JOHNSON                                                                                      5,722,986
         13,500    MATTEL INCORPORATED@@                                                                                    222,750
          4,755    TIFFANY & COMPANY                                                                                        179,264
         67,303    TYCO INTERNATIONAL LIMITED                                                                             1,753,243
                                                                                                                          8,004,637
                                                                                                                    ---------------
MISCELLANEOUS RETAIL - 1.26%
         10,254    AMAZON.COM INCORPORATED+@@                                                                               459,584
         15,783    COSTCO WHOLESALE CORPORATION                                                                             787,414
         27,221    CVS CORPORATION                                                                                          755,655
          2,059    DILLARDS INCORPORATED CLASS A                                                                             53,328
          4,869    EXPRESS SCRIPTS INCORPORATED+                                                                            444,491
         10,325    OFFICE DEPOT INCORPORATED+                                                                               342,274
         24,453    STAPLES INCORPORATED                                                                                     579,769
         33,837    WALGREEN COMPANY                                                                                       1,464,465
                                                                                                                          4,886,980
                                                                                                                    ---------------
MOTION PICTURES - 1.45%
         81,353    NEWS CORPORATION CLASS A                                                                               1,282,123
        155,886    TIME WARNER INCORPORATED                                                                               2,732,682
         64,312    WALT DISNEY COMPANY                                                                                    1,627,737
                                                                                                                          5,642,542
                                                                                                                    ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.71%
         36,895    UNITED PARCEL SERVICE INCORPORATED CLASS B                                                             2,763,804
                                                                                                                    ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 2.12%
         41,513    AMERICAN EXPRESS COMPANY                                                                               2,177,357
         10,013    CAPITAL ONE FINANCIAL CORPORATION                                                                        834,083
          6,679    CIT GROUP INCORPORATED                                                                                   356,258
         19,966    COUNTRYWIDE FINANCIAL CORPORATION@@                                                                      667,663
         32,360    FANNIE MAE                                                                                             1,874,938
         23,102    FREDDIE MAC                                                                                            1,567,701
         13,952    SLM CORPORATION                                                                                          780,754
                                                                                                                          8,258,754
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 3.51%
          7,930    ANADARKO PETROLEUM CORPORATION                                                                           855,013
         11,009    APACHE CORPORATION                                                                                       831,510
         10,776    BJ SERVICES COMPANY                                                                                      436,320
         12,638    BURLINGTON RESOURCES INCORPORATED                                                                      1,153,344
         14,854    DEVON ENERGY CORPORATION                                                                               1,013,191
          8,076    EOG RESOURCES INCORPORATED                                                                               682,745
         17,145    HALLIBURTON COMPANY@@                                                                                  1,363,885
          3,877    KERR-MCGEE CORPORATION                                                                                   427,982
          5,282    NABORS INDUSTRIES LIMITED+@@                                                                             429,162
          4,577    NOBLE CORPORATION                                                                                        368,174
         14,384    OCCIDENTAL PETROLEUM CORPORATION                                                                       1,405,461
          3,654    ROWAN COMPANIES INCORPORATED+                                                                            163,809
         19,695    SCHLUMBERGER LIMITED                                                                                   2,510,128

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
OIL & GAS EXTRACTION (CONTINUED)
         11,035    TRANSOCEAN INCORPORATED+                                                                         $       895,490
         11,622    WEATHERFORD INTERNATIONAL LIMITED+                                                                       520,433
         12,142    XTO ENERGY INCORPORATED                                                                                  595,929
                                                                                                                         13,652,576
                                                                                                                    ---------------
PAPER & ALLIED PRODUCTS - 0.53%
          3,520    BEMIS COMPANY INCORPORATED                                                                               107,430
         16,398    INTERNATIONAL PAPER COMPANY                                                                              535,067
         15,619    KIMBERLY-CLARK CORPORATION                                                                               892,157
          6,066    MEADWESTVACO CORPORATION                                                                                 161,902
          2,367    OFFICEMAX INCORPORATED                                                                                    67,625
          4,790    PACTIV CORPORATION+@@                                                                                    106,530
          3,752    TEMPLE-INLAND INCORPORATED                                                                               175,969
                                                                                                                          2,046,680
                                                                                                                    ---------------
PERSONAL SERVICES - 0.12%
          4,604    CINTAS CORPORATION                                                                                       196,131
         10,953    H & R BLOCK INCORPORATED                                                                                 267,910
                                                                                                                            464,041
                                                                                                                    ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 6.18%
          2,674    AMERADA HESS CORPORATION@@                                                                               413,935
          2,399    ASHLAND INCORPORATED                                                                                     158,142
         75,057    CHEVRONTEXACO CORPORATION                                                                              4,456,885
         46,390    CONOCOPHILLIPS@@                                                                                       3,001,433
        208,034    EXXON MOBIL CORPORATION                                                                               13,054,134
         12,252    MARATHON OIL CORPORATION                                                                                 941,811
          5,520    MURPHY OIL CORPORATION                                                                                   314,640
          4,551    SUNOCO INCORPORATED                                                                                      433,255
         20,616    VALERO ENERGY CORPORATION                                                                              1,287,057
                                                                                                                         24,061,292
                                                                                                                    ---------------
PRIMARY METAL INDUSTRIES - 0.49%
         29,094    ALCOA INCORPORATED                                                                                       916,461
          2,843    ALLEGHENY TECHNOLOGIES INCORPORATED@@                                                                    147,410
          4,008    ENGELHARD CORPORATION                                                                                    161,522
          5,202    NUCOR CORPORATION                                                                                        438,164
          3,790    UNITED STATES STEEL CORPORATION@@                                                                        226,453
                                                                                                                          1,890,010
                                                                                                                    ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.01%
         25,834    CBS CORPORATION CLASS B                                                                                  675,042
          1,972    DOW JONES & COMPANY INCORPORATED                                                                          74,956
          2,844    E.W. SCRIPPS COMPANY CLASS A                                                                             137,479
          8,020    GANNETT COMPANY INCORPORATED@@                                                                           495,636
          2,320    KNIGHT-RIDDER INCORPORATED@@                                                                             144,420
         12,534    MCGRAW-HILL COMPANIES INCORPORATED                                                                       639,735
          1,401    MEREDITH CORPORATION                                                                                      76,719
          4,850    NEW YORK TIMES COMPANY CLASS A@@                                                                         137,255
          7,265    RR DONNELLEY & SONS COMPANY                                                                              236,839
          8,753    TRIBUNE COMPANY                                                                                          253,925
         25,834    VIACOM INCORPORATED CLASS B+                                                                           1,071,594
                                                                                                                          3,943,600
                                                                                                                    ---------------
RAILROAD TRANSPORTATION - 0.73%
         12,484    BURLINGTON NORTHERN SANTA FE CORPORATION                                                               1,000,218
          7,262    CSX CORPORATION                                                                                          388,735
         13,587    NORFOLK SOUTHERN CORPORATION                                                                             677,176
          8,857    UNION PACIFIC CORPORATION                                                                                783,490
                                                                                                                          2,849,619
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.10%
          2,049    COOPER TIRE & RUBBER COMPANY                                                                     $        30,715
          1,760    REEBOK INTERNATIONAL LIMITED                                                                             103,822
          2,721    SEALED AIR CORPORATION@@                                                                                 150,390
          5,897    THE GOODYEAR TIRE & RUBBER COMPANY+@@                                                                     92,229
                                                                                                                            377,156
                                                                                                                    ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 2.69%
          8,224    AMERIPRISE FINANCIAL INCORPORATED                                                                        334,635
          3,788    BEAR STEARNS COMPANIES INCORPORATED                                                                      479,030
         34,488    CHARLES SCHWAB CORPORATION                                                                               510,077
         13,676    E*TRADE FINANCIAL CORPORATION+                                                                           325,352
          2,831    FEDERATED INVESTORS INCORPORATED CLASS B                                                                 109,305
          4,963    FRANKLIN RESOURCES INCORPORATED                                                                          488,855
         15,071    GOLDMAN SACHS GROUP INCORPORATED                                                                       2,128,779
          8,957    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                  1,258,011
         30,723    MERRILL LYNCH & COMPANY INCORPORATED                                                                   2,306,376
         36,038    MORGAN STANLEY                                                                                         2,214,535
          4,369    T. ROWE PRICE GROUP INCORPORATED                                                                         333,923
                                                                                                                         10,488,878
                                                                                                                    ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.32%
         50,950    CORNING INCORPORATED+                                                                                  1,240,632
                                                                                                                    ---------------
TOBACCO PRODUCTS - 1.42%
         69,620    ALTRIA GROUP INCORPORATED                                                                              5,036,311
          2,858    REYNOLDS AMERICAN INCORPORATED@@                                                                         289,029
          5,468    UST INCORPORATED                                                                                         212,924
                                                                                                                          5,538,264
                                                                                                                    ---------------
TRANSPORTATION BY AIR - 0.36%
         10,131    FEDEX CORPORATION                                                                                      1,024,751
         23,322    SOUTHWEST AIRLINES COMPANY                                                                               383,880
                                                                                                                          1,408,631
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 2.79%
         26,989    BOEING COMPANY                                                                                         1,843,619
          3,225    BRUNSWICK CORPORATION                                                                                    121,228
          5,027    DANA CORPORATION@@                                                                                        24,481
         62,105    FORD MOTOR COMPANY                                                                                       532,861
          6,730    GENERAL DYNAMICS CORPORATION                                                                             783,103
         18,906    GENERAL MOTORS CORPORATION@@                                                                             454,878
          5,801    GENUINE PARTS COMPANY                                                                                    246,717
          4,109    GOODRICH CORPORATION                                                                                     161,771
          9,181    HARLEY-DAVIDSON INCORPORATED                                                                             491,459
         28,176    HONEYWELL INTERNATIONAL INCORPORATED                                                                   1,082,522
          3,087    ITT INDUSTRIES INCORPORATED                                                                              316,418
          6,451    JOHNSON CONTROLS INCORPORATED                                                                            446,667
         11,954    LOCKHEED MARTIN CORPORATION                                                                              808,688
          2,062    NAVISTAR INTERNATIONAL CORPORATION+                                                                       56,086
         11,878    NORTHROP GRUMMAN CORPORATION                                                                             737,980
          5,659    PACCAR INCORPORATED                                                                                      393,866
          4,425    TEXTRON INCORPORATED                                                                                     373,736
         34,056    UNITED TECHNOLOGIES CORPORATION                                                                        1,987,849
                                                                                                                         10,863,929
                                                                                                                    ---------------
TRANSPORTATION SERVICES - 0.03%
          4,387    SABRE HOLDINGS CORPORATION@@                                                                             107,481
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.19%
         14,484    CARNIVAL CORPORATION                                                                                     749,692
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

EQUITY INDEX FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
WHOLESALE TRADE NON-DURABLE GOODS - 1.01%
          6,971    AMERISOURCEBERGEN CORPORATION@@                                                                  $       304,214
          2,777    BROWN-FORMAN CORPORATION CLASS B                                                                         196,945
         14,317    CARDINAL HEALTH INCORPORATED                                                                           1,031,397
         10,286    MCKESSON CORPORATION                                                                                     545,158
         10,282    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                     556,256
          6,355    NIKE INCORPORATED CLASS B                                                                                514,437
          4,553    SUPERVALU INCORPORATED@@                                                                                 145,377
         20,738    SYSCO CORPORATION@@                                                                                      636,242
                                                                                                                          3,930,026
                                                                                                                    ---------------

WHOLESALE TRADE-DURABLE GOODS - 0.09%
          4,623    PATTERSON COMPANIES INCORPORATED+                                                                        159,632
          2,541    W.W. GRAINGER INCORPORATED                                                                               180,233
                                                                                                                            339,865
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $210,191,568)                                                                                 386,920,054
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 9.72%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.44%
        654,240    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                   654,240
      1,056,021    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                        1,056,021
                                                                                                                          1,710,261
                                                                                                                    ---------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 9.28%
$       153,370    AMERICAN GENERAL FINANCE+++/-                                         4.47%       02/15/2007             153,426
        622,903    AMSTERDAM FUNDING CORPORATION                                         4.36        02/02/2006             622,828
        170,411    APRECO LLC                                                            4.49        03/15/2006             169,514
         63,853    APRECO LLC++                                                          4.65        05/15/2006              63,015
        131,898    AQUIFER FUNDING LIMITED++                                             4.38        02/06/2006             131,815
        426,027    AQUIFER FUNDING LIMITED++                                             4.37        02/07/2006             425,708
        307,114    ATLANTIC ASSET SECURITIZATION CORPORATION                             4.53        02/13/2006             306,654
        210,287    ATLANTIC ASSET SECURITIZATION CORPORATION++                           4.52        02/15/2006             209,919
        204,493    ATLAS CAPITAL FUNDING LIMITED                                         4.65        05/15/2006             201,808
        426,027    ATLAS CAPITAL FUNDING LIMITED+++/-                                    4.51        10/20/2006             426,027
         68,164    ATOMIUM FUNDING CORPORATION++                                         4.56        04/12/2006              67,560
        102,246    BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT
                     (MATURITY VALUE $102,259)                                           4.55        02/01/2006             102,246
         59,116    BETA FINANCE INCORPORATED SERIES MTN+++/-                             4.60        06/02/2006              59,131
      1,015,649    BHP BILLITON FINANCE USA LIMITED                                      4.48        02/01/2006           1,015,649
        901,473    BUCKINGHAM CDO LLC                                                    4.34        02/03/2006             901,248
        426,027    BUCKINGHAM II CDO LLC++                                               4.39        02/09/2006             425,601
        171,075    BUCKINGHAM II CDO LLC                                                 4.55        02/27/2006             170,521
        536,470    CAIRN HIGH GRADE FUNDING I                                            4.52        02/01/2006             536,470
        238,575    CAIRN HIGH GRADE FUNDING I                                            4.52        02/06/2006             238,425
        920,219    CAIRN HIGH GRADE FUNDING I                                            4.52        02/08/2006             919,409
        281,246    CANCARA ASSET SECURITIZATION LIMITED                                  4.52        02/07/2006             281,035
         56,576    CANCARA ASSET SECURITIZATION LIMITED                                  4.53        02/15/2006              56,477
         83,842    CEDAR SPRINGS CAPITAL COMPANY LLC                                     4.52        02/03/2006              83,821
        433,866    CEDAR SPRINGS CAPITAL COMPANY LLC++                                   4.56        02/21/2006             432,781
        170,411    CEDAR SPRINGS CAPITAL COMPANY LLC++                                   4.56        02/24/2006             169,922
        289,324    CEDAR SPRINGS CAPITAL COMPANY LLC++                                   4.49        03/13/2006             287,874
         89,142    CEDAR SPRINGS CAPITAL COMPANY LLC++                                   4.50        03/14/2006              88,684

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

EQUITY INDEX FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       158,226    CEDAR SPRINGS CAPITAL COMPANY LLC                                     4.53%       04/05/2006     $       156,964
         30,265    CHARIOT FUNDING LLC++                                                 4.47        02/15/2006              30,212
        477,150    CHARTA LLC                                                            4.28        02/13/2006             476,435
        289,698    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+++/-                       4.36        02/05/2007             289,698
        604,958    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+++/-                       4.38        02/07/2007             604,958
        681,643    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+++/-                       4.43        02/13/2007             681,643
        528,274    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                    4.55        05/04/2006             526,932
         46,931    CULLINAN FINANCE CORPORATION++                                        4.46        02/15/2006              46,849
        426,027    CULLINAN FINANCE CORPORATION+++/-                                     4.38        11/15/2006             426,074
        340,822    DEER VALLEY FUNDING LLC                                               4.54        04/10/2006             337,887
      5,112,326    DEUTSCHE BANK REPURCHASE AGREEMENT (MATURITY VALUE $5,112,965)        4.50        02/01/2006           5,112,326
         22,153    DNB NOR BANK ASA                                                      4.39        02/22/2006              22,095
        246,005    EIFFEL FUNDING LLC                                                    4.50        02/01/2006             246,005
        494,191    EUREKA SECURITIZATION INCORPORATED                                    4.40        02/08/2006             493,757
        384,737    GALAXY FUNDING INCORPORATED                                           4.51        02/01/2006             384,737
         18,745    GENERAL ELECTRIC CAPITAL CORPORATION                                  4.45        02/01/2006              18,745
        852,054    GOLDMAN SACHS & COMPANY                                               4.53        02/02/2006             851,952
        408,986    GOLDMAN SACHS GROUP INCORPORATED+/-                                   4.60        06/30/2006             408,986
      5,112,326    GOLDMAN SACHS GROUP INCORPORATED REPURCHASE AGREEMENT
                      (MATURITY VALUE $5,112,965)                                        4.50        02/01/2006           5,112,326
        426,027    ING AMERICA INSURANCE HOLDINGS INCORPORATED                           4.49        02/15/2006             425,282
        272,657    ING USA ANNUITY & LIFE INSURANCE+/-                                   4.66        06/06/2006             272,657
         22,153    K2 USA LLC++                                                          4.66        05/02/2006              21,901
         78,815    K2 USA LLC SERIES MTN+++/-                                            4.59        07/24/2006              78,841
        255,616    KAUPTHING BANK HF SERIES MTN+++/-                                     4.55        02/20/2007             255,591
         25,272    KLIO II FUNDING CORPORATION                                           4.53        03/16/2006              25,136
        111,125    KLIO III FUNDING CORPORATION++                                        4.56        02/24/2006             110,806
        136,329    LEHMAN BROTHERS HOLDINGS INCORPORATED                                 4.55        03/16/2006             136,329
        392,201    LEXINGTON PARKER CAPITAL CORPORATION                                  4.50        02/01/2006             392,201
         17,041    LEXINGTON PARKER CAPITAL CORPORATION                                  4.65        05/02/2006              16,847
        106,865    LEXINGTON PARKER CAPITAL CORPORATION++                                4.55        02/03/2006             106,838
        426,027    LIBERTY LIGHT US CAPITAL SERIES MTN+++/-                              4.53        05/26/2006             426,087
         20,449    LIBERTY STREET FUNDING CORPORATION++                                  4.51        02/21/2006              20,398
         21,233    LIBERTY STREET FUNDING CORPORATION                                    4.58        03/22/2006              21,102
        197,046    LINKS FINANCE LLC SERIES MTN+++/-                                     4.46        03/15/2006             197,044
         34,082    LINKS FINANCE LLC SERIES MTN+++/-                                     4.40        09/12/2006              34,081
        255,616    LIQUID FUNDING LIMITED+++/-                                           4.36        03/03/2006             255,616
        391,945    LIQUID FUNDING LIMITED+++/-                                           4.44        08/14/2006             391,945
        255,616    MORGAN STANLEY+/-                                                     4.58        03/13/2006             255,616
        511,233    MORGAN STANLEY+/-                                                     4.57        10/10/2006             511,233
         78,815    MORGAN STANLEY+/-                                                     4.50        08/13/2010              78,835
        835,013    NATEXIS BANQUE POPULAIRES                                             4.30        02/01/2006             835,013
         17,041    NATIONALWIDE BUILDING SOC+++/-                                        4.74        07/21/2006              17,056
        797,812    NIEUW AMSTERDAM RECEIVABLES CORPORATION                               4.37        02/07/2006             797,214
         25,562    NIEUW AMSTERDAM RECEIVABLES CORPORATION                               4.46        02/09/2006              25,536
        898,917    NORTHERN ROCK PLC+++/-                                                4.63        04/21/2006             898,962
        852,054    NORTHERN ROCK PLC+++/-                                                4.40        02/05/2007             851,952
        587,917    OLD LINE FUNDING CORPORATION                                          4.30        02/01/2006             587,917

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

EQUITY INDEX FUND
--------------------------------------------------------------------------------

PRINCIPAL           SECURITY NAME                                                   INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       477,150    PREMIUM ASSET TRUST 2001-2+++/-                                       4.87%       03/28/2006     $       477,289
         68,931    RACERS TRUST 2004+++/-                                                4.51        05/22/2006              68,935
         56,781    RANGER FUNDING CORPORATION                                            4.37        02/02/2006              56,774
         86,910    SOCIETE GENERALE NORTH AMERICA                                        4.45        02/01/2006              86,910
         40,899    SOCIETE GENERALE NORTH AMERICA                                        4.45        02/03/2006              40,888
        197,046    TANGO FINANCE CORPORATION SERIES MTN+++/-                             4.59        10/25/2006             197,111
         98,515    TRAVELLERS INSURANCE COMPANY                                          4.52        02/10/2006              98,513
        426,027    UNICREDITO ITALIANO SERIES YCD+/-                                     4.47        04/03/2006             426,027
        534,477    UNITEDHEALTH GROUP INCORPORATED                                       4.32        02/01/2006             534,477
        408,986    WHITE PINE FINANCE LLC SERIES MTN+++/-                                4.53        06/12/2006             409,051
        426,027    WHITE PINE FINANCE LLC+/-                                             4.39        07/17/2006             426,027
         51,123    WINDMILL FUNDING CORPORATION                                          4.55        02/03/2006              51,110
        414,967    YORKTOWN CAPITAL LLC                                                  4.32        02/02/2006             414,918
                                                                                                                         36,112,215
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $37,822,476)                                                               37,822,476
                                                                                                                    ---------------

SHARES
RIGHTS - 0.00%
         12,100     SEAGATE TECHNOLOGY RIGHTS+(a)                                                                                 0
TOTAL RIGHTS (COST $0)                                                                                                            0
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 0.60%

MUTUAL FUND - 0.54%
      2,087,907    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~##                                                            2,087,907
                                                                                                                    ---------------

PRINCIPAL
US TREASURY BILLS - 0.06%
$       150,000     US TREASURY BILL^#                                                   3.84        02/09/2006             149,879
         85,000     US TREASURY BILL^#                                                   4.13        05/11/2006              83,990
                                                                                                                            233,869
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $2,321,814)                                                                            2,321,776
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $250,335,858)*                                    109.75%                                                     $   427,064,306
OTHER ASSETS AND LIABILITIES, NET                        (9.75)                                                         (37,947,002)
                                                        ------                                                      ---------------
TOTAL NET ASSETS                                        100.00%                                                     $   389,117,304
                                                        ======                                                      ===============

+     NON-INCOME EARNING SECURITIES.
@@    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)
##    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,980,299.
++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.
+/-   VARIABLE RATE INVESTMENTS.
(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.
#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 99.04%

APPAREL & ACCESSORY STORES - 6.66%
        190,700    GAP INCORPORATED                                                                                 $     3,449,763
        100,000    ROSS STORES INCORPORATED                                                                               2,850,000
                                                                                                                          6,299,763
                                                                                                                    ---------------
BUSINESS SERVICES - 6.56%
         10,000    FIRST DATA CORPORATION                                                                                   451,000
        210,000    INTERPUBLIC GROUP OF COMPANIES INCORPORATED+@@                                                         2,121,000
        129,000    MICROSOFT CORPORATION                                                                                  3,631,350
                                                                                                                          6,203,350
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 9.33%
         91,400    MEDIMMUNE INCORPORATED+                                                                                3,118,568
        133,000    PFIZER INCORPORATED                                                                                    3,415,440
         49,500    WYETH                                                                                                  2,289,375
                                                                                                                          8,823,383
                                                                                                                    ---------------
COMMUNICATIONS - 3.87%
        131,900    COMCAST CORPORATION CLASS A+                                                                           3,656,268
                                                                                                                    ---------------
DEPOSITORY INSTITUTIONS - 13.71%
         73,000    BANK OF AMERICA CORPORATION                                                                            3,228,790
        103,000    BANK OF NEW YORK COMPANY INCORPORATED                                                                  3,276,430
         75,141    CITIGROUP INCORPORATED                                                                                 3,500,068
         74,500    JP MORGAN CHASE & COMPANY                                                                              2,961,375
                                                                                                                         12,966,663
                                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 17.93%
        131,000    AMERICAN POWER CONVERSION CORPORATION                                                                  3,104,700
         36,000    CISCO SYSTEMS INCORPORATED+                                                                              668,520
        102,000    GENERAL ELECTRIC COMPANY                                                                               3,340,500
        133,000    INTEL CORPORATION                                                                                      2,828,910
        126,400    NOVELLUS SYSTEMS INCORPORATED+                                                                         3,583,440
        216,800    VISHAY INTERTECHNOLOGY INCORPORATED+                                                                   3,431,944
                                                                                                                         16,958,014
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 0.40%
          7,800    GENERAL MILLS INCORPORATED                                                                               379,158
                                                                                                                    ---------------
GENERAL MERCHANDISE STORES - 3.80%
         78,000    WAL-MART STORES INCORPORATED                                                                           3,596,580
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.81%
        292,000    SYMBOL TECHNOLOGIES INCORPORATED                                                                       3,606,200
                                                                                                                    ---------------
INSURANCE AGENTS, BROKERS & SERVICE - 3.15%
         98,000    MARSH & MCLENNAN COMPANIES INCORPORATED                                                                2,978,220
                                                                                                                    ---------------
INSURANCE CARRIERS - 3.60%
         52,000    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              3,403,920
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.75%
        119,000    BOSTON SCIENTIFIC CORPORATION+                                                                         2,602,530
                                                                                                                    ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.07%
         75,000    TYCO INTERNATIONAL LIMITED                                                                             1,953,750
                                                                                                                    ---------------
MOTION PICTURES - 6.31%
        219,000    TIME WARNER INCORPORATED                                                                               3,839,070
         84,000    WALT DISNEY COMPANY                                                                                    2,126,040
                                                                                                                          5,965,110
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
NON-DEPOSITORY CREDIT INSTITUTIONS - 0.66%
          9,250    FREDDIE MAC                                                                                      $       627,705
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 2.77%
         44,800    TIDEWATER INCORPORATED                                                                                 2,617,216
                                                                                                                    ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 4.89%
         16,100    CONOCOPHILLIPS                                                                                         1,041,670
         39,248    EXXON MOBIL CORPORATION                                                                                2,462,812
         16,500    ROYAL DUTCH SHELL PLC ADR CLASS A                                                                      1,123,815
                                                                                                                          4,628,297
                                                                                                                    ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 6.77%
         36,700    MERRILL LYNCH & COMPANY INCORPORATED                                                                   2,755,069
         59,400    MORGAN STANLEY                                                                                         3,650,130
                                                                                                                          6,405,199
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $92,032,076)                                                                                   93,671,326
                                                                                                                    ---------------

SHARES

COLLATERAL FOR SECURITIES LENDING - 2.41%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.11%
         39,458    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    39,458
         63,690    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           63,690
                                                                                                                            103,148
                                                                                                                    ---------------

PRINCIPAL                                                                           INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 2.30%
$         9,250    AMERICAN GENERAL FINANCE+++/-                                         4.47%         02/15/2007             9,253
         37,568    AMSTERDAM FUNDING CORPORATION                                         4.36          02/02/2006            37,564
         10,278    APRECO LLC                                                            4.49          03/15/2006            10,224
          3,851    APRECO LLC++                                                          4.65          05/15/2006             3,800
          7,955    AQUIFER FUNDING LIMITED++                                             4.38          02/06/2006             7,950
         25,694    AQUIFER FUNDING LIMITED++                                             4.37          02/07/2006            25,675
         18,522    ATLANTIC ASSET SECURITIZATION CORPORATION                             4.53          02/13/2006            18,495
         12,683    ATLANTIC ASSET SECURITIZATION CORPORATION++                           4.52          02/15/2006            12,660
         12,333    ATLAS CAPITAL FUNDING LIMITED                                         4.65          05/15/2006            12,171
         25,694    ATLAS CAPITAL FUNDING LIMITED+++/-                                    4.51          10/20/2006            25,694
          4,111    ATOMIUM FUNDING CORPORATION++                                         4.56          04/12/2006             4,075
          6,167    BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT
                      (MATURITY VALUE $6,168)                                            4.55          02/01/2006             6,167
          3,565    BETA FINANCE INCORPORATED SERIES MTN+++/-                             4.60          06/02/2006             3,566
         61,255    BHP BILLITON FINANCE USA LIMITED                                      4.48          02/01/2006            61,255
         54,369    BUCKINGHAM CDO LLC                                                    4.34          02/03/2006            54,355
         25,694    BUCKINGHAM II CDO LLC++                                               4.39          02/09/2006            25,669
         10,318    BUCKINGHAM II CDO LLC                                                 4.55          02/27/2006            10,284
         32,355    CAIRN HIGH GRADE FUNDING I                                            4.52          02/01/2006            32,355
         14,389    CAIRN HIGH GRADE FUNDING I                                            4.52          02/06/2006            14,380
         55,500    CAIRN HIGH GRADE FUNDING I                                            4.52          02/08/2006            55,451
         16,962    CANCARA ASSET SECURITIZATION LIMITED                                  4.52          02/07/2006            16,950
          3,412    CANCARA ASSET SECURITIZATION LIMITED                                  4.53          02/15/2006             3,406
          5,057    CEDAR SPRINGS CAPITAL COMPANY LLC                                     4.52          02/03/2006             5,055
         26,167    CEDAR SPRINGS CAPITAL COMPANY LLC++                                   4.56          02/21/2006            26,102
         10,278    CEDAR SPRINGS CAPITAL COMPANY LLC++                                   4.56          02/24/2006            10,248

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        17,449    CEDAR SPRINGS CAPITAL COMPANY LLC++                                   4.49%         03/13/2006   $        17,362
          5,376    CEDAR SPRINGS CAPITAL COMPANY LLC++                                   4.50          03/14/2006             5,349
          9,543    CEDAR SPRINGS CAPITAL COMPANY LLC                                     4.53          04/05/2006             9,467
          1,825    CHARIOT FUNDING LLC++                                                 4.47          02/15/2006             1,822
         28,778    CHARTA LLC                                                            4.28          02/13/2006            28,734
         17,472    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+++/-                       4.36          02/05/2007            17,472
         36,486    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+++/-                       4.38          02/07/2007            36,486
         41,111    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+++/-                       4.43          02/13/2007            41,111
         31,861    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                    4.55          05/04/2006            31,780
          2,830    CULLINAN FINANCE CORPORATION++                                        4.46          02/15/2006             2,825
         25,694    CULLINAN FINANCE CORPORATION+++/-                                     4.38          11/15/2006            25,697
         20,555    DEER VALLEY FUNDING LLC                                               4.54          04/10/2006            20,378
        308,331    DEUTSCHE BANK REPURCHASE AGREEMENT (MATURITY VALUE $308,369)          4.50          02/01/2006           308,331
          1,336    DNB NOR BANK ASA                                                      4.39          02/22/2006             1,333
         14,837    EIFFEL FUNDING LLC                                                    4.50          02/01/2006            14,837
         29,805    EUREKA SECURITIZATION INCORPORATED                                    4.40          02/08/2006            29,779
         23,204    GALAXY FUNDING INCORPORATED                                           4.51          02/01/2006            23,204
          1,131    GENERAL ELECTRIC CAPITAL CORPORATION                                  4.45          02/01/2006             1,131
         51,388    GOLDMAN SACHS & COMPANY                                               4.53          02/02/2006            51,382
         24,666    GOLDMAN SACHS GROUP INCORPORATED+/-                                   4.60          06/30/2006            24,666
        308,331    GOLDMAN SACHS GROUP INCORPORATED REPURCHASE AGREEMENT
                      (MATURITY VALUE $308,369)                                          4.50          02/01/2006           308,331
         25,694    ING AMERICA INSURANCE HOLDINGS INCORPORATED                           4.49          02/15/2006            25,649
         16,444    ING USA ANNUITY & LIFE INSURANCE+/-                                   4.66          06/06/2006            16,444
          1,336    K2 USA LLC++                                                          4.66          05/02/2006             1,321
          4,753    K2 USA LLC SERIES MTN+++/-                                            4.59          07/24/2006             4,755
         15,417    KAUPTHING BANK HF SERIES MTN+++/-                                     4.55          02/20/2007            15,415
          1,524    KLIO II FUNDING CORPORATION                                           4.53          03/16/2006             1,516
          6,702    KLIO III FUNDING CORPORATION++                                        4.56          02/24/2006             6,683
          8,222    LEHMAN BROTHERS HOLDINGS INCORPORATED+/-                              4.55          03/16/2006             8,222
         23,654    LEXINGTON PARKER CAPITAL CORPORATION                                  4.50          02/01/2006            23,654
          1,028    LEXINGTON PARKER CAPITAL CORPORATION                                  4.65          05/02/2006             1,016
          6,445    LEXINGTON PARKER CAPITAL CORPORATION++                                4.55          02/03/2006             6,443
         25,694    LIBERTY LIGHT US CAPITAL SERIES MTN+++/-                              4.53          05/26/2006            25,698
          1,233    LIBERTY STREET FUNDING CORPORATION++                                  4.51          02/21/2006             1,230
          1,281    LIBERTY STREET FUNDING CORPORATION                                    4.58          03/22/2006             1,273
         11,884    LINKS FINANCE LLC SERIES MTN+++/-                                     4.46          03/15/2006            11,884
          2,056    LINKS FINANCE LLC SERIES MTN+++/-                                     4.40          09/12/2006             2,055
         15,417    LIQUID FUNDING LIMITED+++/-                                           4.36          03/03/2006            15,417
         23,639    LIQUID FUNDING LIMITED+++/-                                           4.44          08/14/2006            23,639
         15,417    MORGAN STANLEY+/-                                                     4.58          03/13/2006            15,417
          4,753    MORGAN STANLEY+/-                                                     4.50          08/13/2010             4,755
         30,833    MORGAN STANLEY+/-                                                     4.57          10/10/2006            30,833
         50,361    NATEXIS BANQUE POPULAIRES                                             4.30          02/01/2006            50,361
          1,028    NATIONALWIDE BUILDING SOC+++/-                                        4.74          07/21/2006             1,029
         48,117    NIEUW AMSTERDAM RECEIVABLES CORPORATION                               4.37          02/07/2006            48,081
          1,542    NIEUW AMSTERDAM RECEIVABLES CORPORATION                               4.46          02/09/2006             1,540

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                  INTEREST RATE    MATURITY DATE          VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        51,388    NORTHERN ROCK PLC+++/-                                              4.40%         02/05/2007     $        51,382
         54,215    NORTHERN ROCK PLC+++/-                                              4.63          04/21/2006              54,218
         35,458    OLD LINE FUNDING CORPORATION                                        4.30          02/01/2006              35,458
         28,778    PREMIUM ASSET TRUST 2001-2+++/-                                     4.87          03/28/2006              28,786
          4,157    RACERS TRUST 2004+++/-                                              4.51          05/22/2006               4,157
          3,425    RANGER FUNDING CORPORATION                                          4.37          02/02/2006               3,424
          5,242    SOCIETE GENERALE NORTH AMERICA                                      4.45          02/01/2006               5,242
          2,467    SOCIETE GENERALE NORTH AMERICA                                      4.45          02/03/2006               2,466
         11,884    TANGO FINANCE CORPORATION SERIES MTN+++/-                           4.59          10/25/2006              11,888
          5,942    TRAVELLERS INSURANCE COMPANY+/-                                     4.52          02/10/2006               5,941
         25,694    UNICREDITO ITALIANO SERIES YCD+/-                                   4.47          04/03/2006              25,694
         32,235    UNITEDHEALTH GROUP INCORPORATED                                     4.32          02/01/2006              32,235
         24,666    WHITE PINE FINANCE LLC SERIES MTN+++/-                              4.53          06/12/2006              24,670
         25,694    WHITE PINE FINANCE LLC+/-                                           4.39          07/17/2006              25,694
          3,083    WINDMILL FUNDING CORPORATION                                        4.55          02/03/2006               3,083
         25,027    YORKTOWN CAPITAL LLC                                                4.32          02/02/2006              25,024
                                                                                                                          2,177,973
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $2,281,121)                                                                 2,281,121
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 1.20%
      1,138,939    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~##                                                            1,138,939

TOTAL SHORT-TERM INVESTMENTS (COST $1,138,939)                                                                            1,138,939
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $95,452,136)*                                     102.65%                                                     $    97,091,386
OTHER ASSETS AND LIABILITIES, NET                        (2.65)                                                          (2,507,736)
                                                        ------                                                      ---------------
TOTAL NET ASSETS                                        100.00%                                                     $    94,583,650
                                                        ======                                                      ===============

+     NON-INCOME EARNING SECURITIES.
@@    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)
++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.
+/-   VARIABLE RATE INVESTMENTS.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
##    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,138,939.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

U.S. VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 95.06%

BUSINESS SERVICES - 1.79%
            630    AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+@@                                             $        39,438
        180,000    MICROSOFT CORPORATION                                                                                  5,067,000
          2,000    SYMANTEC CORPORATION+                                                                                     36,760
                                                                                                                          5,143,198
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 13.19%
            290    BASF AG ADR                                                                                               22,843
        360,000    BRISTOL-MYERS SQUIBB COMPANY                                                                           8,204,400
         40,000    DOW CHEMICAL COMPANY                                                                                   1,692,000
         50,631    E.I. DU PONT DE NEMOURS & COMPANY                                                                      1,982,204
        200,100    IMCLONE SYSTEMS INCORPORATED+                                                                          7,209,603
        735,000    PFIZER INCORPORATED                                                                                   18,874,800
                                                                                                                         37,985,850
                                                                                                                    ---------------
COMMUNICATIONS - 12.23%
          1,000    ALLTEL CORPORATION                                                                                        60,030
        210,632    AT&T INCORPORATED@@                                                                                    5,465,900
         98,000    BELLSOUTH CORPORATION                                                                                  2,819,460
          9,000    CENTURYTEL INCORPORATED                                                                                  299,700
        230,000    CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                                              6,732,100
        345,000    COMCAST CORPORATION CLASS A+@@                                                                         9,597,900
        600,000    CUMULUS MEDIA INCORPORATED CLASS A+                                                                    7,926,000
         18,700    LIBERTY GLOBAL INCORPORATED CLASS A+                                                                     400,180
         18,700    LIBERTY GLOBAL INCORPORATED SERIES C+                                                                    378,114
          1,700    LIVE NATION INCORPORATED+                                                                                 30,175
         60,000    QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED+@@                                                       361,200
         51,000    SPRINT NEXTEL CORPORATION                                                                              1,167,390
                                                                                                                         35,238,149
                                                                                                                    ---------------
DEPOSITORY INSTITUTIONS - 8.79%
        100,000    BANK OF AMERICA CORPORATION                                                                            4,423,000
         35,000    BANK OF NEW YORK COMPANY INCORPORATED                                                                  1,113,350
        104,000    CITIGROUP INCORPORATED                                                                                 4,844,320
          8,000    COMPASS BANCSHARES INCORPORATED                                                                          389,760
         75,240    JP MORGAN CHASE & COMPANY                                                                              2,990,790
         41,600    KEYCORP                                                                                                1,472,224
          1,000    MELLON FINANCIAL CORPORATION                                                                              35,270
         32,000    NATIONAL CITY CORPORATION                                                                              1,093,760
         56,791    REGIONS FINANCIAL CORPORATION                                                                          1,884,325
         47,000    US BANCORP                                                                                             1,405,770
        103,224    WACHOVIA CORPORATION                                                                                   5,659,772
                                                                                                                         25,312,341
                                                                                                                    ---------------
EATING & DRINKING PLACES - 0.01%
          1,000    MCDONALD'S CORPORATION                                                                                    35,010
                                                                                                                    ---------------
ELECTRIC, GAS & SANITARY SERVICES - 2.89%
         51,000    DTE ENERGY COMPANY                                                                                     2,152,200
         25,600    KEYSPAN CORPORATION                                                                                      919,552
         14,000    PROGRESS ENERGY INCORPORATED                                                                             610,680
        147,000    WASTE MANAGEMENT INCORPORATED                                                                          4,642,260
                                                                                                                          8,324,692
                                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 3.99%
        350,000    GENERAL ELECTRIC COMPANY                                                                              11,462,500
          1,000    NOKIA OYJ ADR                                                                                             18,380
                                                                                                                         11,480,880
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

U.S. VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
FOOD & KINDRED PRODUCTS - 11.06%
         13,000    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                            $       538,720
        345,000    COCA-COLA ENTERPRISES INCORPORATED                                                                     6,810,300
         60,000    CONAGRA FOODS INCORPORATED                                                                             1,243,800
        258,000    DEL MONTE FOODS COMPANY                                                                                2,758,020
        221,900    KRAFT FOODS INCORPORATED CLASS A                                                                       6,532,736
        115,000    SARA LEE CORPORATION                                                                                   2,102,200
        175,000    SERONO SA ADR                                                                                          3,330,250
        200,000    THE COCA-COLA COMPANY                                                                                  8,276,000
         18,000    TYSON FOODS INCORPORATED CLASS A                                                                         257,940
                                                                                                                         31,849,966
                                                                                                                    ---------------
FOOD STORES - 2.85%
        445,000    KROGER COMPANY+                                                                                        8,188,000
          1,000    SAFEWAY INCORPORATED                                                                                      23,440
                                                                                                                          8,211,440
                                                                                                                    ---------------
FURNITURE & FIXTURES - 0.14%
         17,000    NEWELL RUBBERMAID INCORPORATED                                                                           401,880
                                                                                                                    ---------------
HOLDING & OTHER INVESTMENT OFFICES - 0.05%
         10,000    DISCOVERY HOLDING COMPANY CLASS A+@@                                                                     151,600
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.39%
          2,000    COOPER CAMERON CORPORATION+                                                                               96,780
         26,000    DEERE & COMPANY                                                                                        1,865,760
        200,000    HEWLETT-PACKARD COMPANY                                                                                6,236,000
         90,000    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            7,317,000
                                                                                                                         15,515,540
                                                                                                                    ---------------
INSURANCE AGENTS, BROKERS & SERVICE - 0.79%
         75,000    MARSH & MCLENNAN COMPANIES INCORPORATED                                                                2,279,250
                                                                                                                    ---------------
INSURANCE CARRIERS - 2.75%
         65,000    AFLAC INCORPORATED                                                                                     3,051,750
         32,800    ALLSTATE CORPORATION                                                                                   1,707,240
          1,000    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                                 65,460
            780    AMERUS GROUP COMPANY                                                                                      47,868
         16,500    CHUBB CORPORATION                                                                                      1,556,775
            700    IPC HOLDINGS LIMITED                                                                                      19,082
            350    LANDAMERICA FINANCIAL GROUP INCORPORATED                                                                  23,093
         25,000    LINCOLN NATIONAL CORPORATION@@                                                                         1,363,250
            930    METLIFE INCORPORATED                                                                                      46,649
          1,000    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                                 45,380
                                                                                                                          7,926,547
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.60%
          5,000    BOSTON SCIENTIFIC CORPORATION+@@                                                                         109,350
         24,200    EASTMAN KODAK COMPANY                                                                                    607,420
         25,000    RAYTHEON COMPANY                                                                                       1,024,250
                                                                                                                          1,741,020
                                                                                                                    ---------------
METAL MINING - 1.50%
         70,000    NEWMONT MINING CORPORATION                                                                             4,326,000
                                                                                                                    ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.90%
        210,000    TYCO INTERNATIONAL LIMITED                                                                             5,470,500
                                                                                                                    ---------------
MISCELLANEOUS RETAIL - 0.05%
         16,845    BLOCKBUSTER INCORPORATED CLASS A                                                                          69,570
         16,845    BLOCKBUSTER INCORPORATED CLASS B                                                                          63,337
          1,100    SPECTRUM BRANDS INCORPORATED+                                                                             20,801
                                                                                                                            153,708
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

U.S. VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
MOTION PICTURES - 4.96%
        374,000    LIBERTY MEDIA CORPORATION CLASS A+                                                               $     3,126,640
        500,000    TIME WARNER INCORPORATED                                                                               8,765,000
         94,260    WALT DISNEY COMPANY                                                                                    2,385,721
                                                                                                                         14,277,361
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 2.45%
        415,000    HANOVER COMPRESSOR COMPANY+                                                                            6,872,400
            300    KERR-MCGEE CORPORATION                                                                                    33,117
          4,000    PRIDE INTERNATIONAL INCORPORATED+                                                                        141,240
                                                                                                                          7,046,757
                                                                                                                    ---------------
PAPER & ALLIED PRODUCTS - 1.86%
        200,000    MEADWESTVACO CORPORATION                                                                               5,338,000
            715    OFFICEMAX INCORPORATED                                                                                    20,428
                                                                                                                          5,358,428
                                                                                                                    ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 7.53%
         73,000    CHEVRONTEXACO CORPORATION                                                                              4,334,740
        255,000    EXXON MOBIL CORPORATION                                                                               16,001,250
         20,000    ROYAL DUTCH SHELL PLC ADR CLASS A                                                                      1,362,200
                                                                                                                         21,698,190
                                                                                                                    ---------------
PRIMARY METAL INDUSTRIES - 0.57%
         52,100    ALCOA INCORPORATED                                                                                     1,641,151
                                                                                                                    ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 5.70%
        132,500    CBS CORPORATION CLASS B                                                                                3,462,225
         26,200    GANNETT COMPANY INCORPORATED                                                                           1,619,160
        367,590    READER'S DIGEST ASSOCIATION INCORPORATED                                                               5,841,005
        132,500    VIACOM INCORPORATED CLASS B+                                                                           5,496,100
                                                                                                                         16,418,490
                                                                                                                    ---------------
RAILROAD TRANSPORTATION - 0.03%
          1,000    BURLINGTON NORTHERN SANTA FE CORPORATION                                                                  80,120
                                                                                                                    ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.43%
         67,000    MORGAN STANLEY                                                                                         4,117,150
                                                                                                                    ---------------
TELEPHONE SERVICES - 0.06%
          5,000    COMMONWEALTH TELEPHONE ENTERPRISES INCORPORATED                                                          166,850
                                                                                                                    ---------------
TRANSPORTATION BY AIR - 0.42%
         12,000    FEDEX CORPORATION                                                                                      1,213,800
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 0.08%
          1,000    GENERAL DYNAMICS CORPORATION                                                                             116,360
          1,000    LOCKHEED MARTIN CORPORATION                                                                               67,650
          1,000    UNITED TECHNOLOGIES CORPORATION                                                                           58,370
                                                                                                                            242,380
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $239,563,265)                                                                                 273,808,248
                                                                                                                    ---------------
COLLATERAL FOR SECURITIES LENDING - 4.23%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.19%
        210,541    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                   210,541
        339,838    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                          339,839
                                                                                                                            550,380
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

U.S. VALUE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                  INTEREST RATE    MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 4.04%
$        49,356    AMERICAN GENERAL FINANCE+++/-                                      4.47%          02/15/2007     $        49,374
        200,457    AMSTERDAM FUNDING CORPORATION                                      4.36           02/02/2006             200,432
         54,840    APRECO LLC                                                         4.49           03/15/2006              54,552
         20,549    APRECO LLC++                                                       4.65           05/15/2006              20,279
         42,446    AQUIFER FUNDING LIMITED++                                          4.38           02/06/2006              42,419
        137,100    AQUIFER FUNDING LIMITED++                                          4.37           02/07/2006             136,997
         98,833    ATLANTIC ASSET SECURITIZATION CORPORATION                          4.53           02/13/2006              98,684
         67,673    ATLANTIC ASSET SECURITIZATION CORPORATION++                        4.52           02/15/2006              67,554
         65,808    ATLAS CAPITAL FUNDING LIMITED                                      4.65           05/15/2006              64,944
        137,100    ATLAS CAPITAL FUNDING LIMITED+++/-                                 4.51           10/20/2006             137,100
         21,936    ATOMIUM FUNDING CORPORATION++                                      4.56           04/12/2006              21,741
         32,904    BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT
                   (MATURITY VALUE $32,908)                                           4.55           02/01/2006              32,904
         19,024    BETA FINANCE INCORPORATED SERIES MTN+++/-                          4.60           06/02/2006              19,029
        326,846    BHP BILLITON FINANCE USA LIMITED                                   4.48           02/01/2006             326,846
        290,103    BUCKINGHAM CDO LLC                                                 4.34           02/03/2006             290,031
        137,100    BUCKINGHAM II CDO LLC++                                            4.39           02/09/2006             136,963
         55,054    BUCKINGHAM II CDO LLC                                              4.55           02/27/2006              54,875
        172,642    CAIRN HIGH GRADE FUNDING I                                         4.52           02/01/2006             172,642
         76,776    CAIRN HIGH GRADE FUNDING I                                         4.52           02/06/2006              76,728
        296,136    CAIRN HIGH GRADE FUNDING I                                         4.52           02/08/2006             295,875
         90,508    CANCARA ASSET SECURITIZATION LIMITED                               4.52           02/07/2006              90,440
         18,207    CANCARA ASSET SECURITIZATION LIMITED                               4.53           02/15/2006              18,175
         26,981    CEDAR SPRINGS CAPITAL COMPANY LLC                                  4.52           02/03/2006              26,975
        139,623    CEDAR SPRINGS CAPITAL COMPANY LLC++                                4.56           02/21/2006             139,274
         54,840    CEDAR SPRINGS CAPITAL COMPANY LLC++                                4.56           02/24/2006              54,683
         93,107    CEDAR SPRINGS CAPITAL COMPANY LLC++                                4.49           03/13/2006              92,641
         28,687    CEDAR SPRINGS CAPITAL COMPANY LLC++                                4.50           03/14/2006              28,539
         50,919    CEDAR SPRINGS CAPITAL COMPANY LLC                                  4.53           04/05/2006              50,513
          9,740    CHARIOT FUNDING LLC++                                              4.47           02/15/2006               9,723
        153,552    CHARTA LLC                                                         4.28           02/13/2006             153,322
        194,682    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+++/-                    4.38           02/07/2007             194,682
         93,228    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+++/-                    4.36           02/05/2007              93,228
        219,360    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+++/-                    4.43           02/13/2007             219,360
        170,004    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                 4.55           05/04/2006             169,572
         15,103    CULLINAN FINANCE CORPORATION++                                     4.46           02/15/2006              15,076
        137,100    CULLINAN FINANCE CORPORATION+++/-                                  4.38           11/15/2006             137,115
        109,680    DEER VALLEY FUNDING LLC                                            4.54           04/10/2006             108,736
      1,645,199    DEUTSCHE BANK REPURCHASE AGREEMENT (MATURITY VALUE $1,645,405)     4.50           02/01/2006           1,645,199
          7,129    DNB NOR BANK ASA                                                   4.39           02/22/2006               7,111
         79,167    EIFFEL FUNDING LLC                                                 4.50           02/01/2006              79,167
        159,036    EUREKA SECURITIZATION INCORPORATED                                 4.40           02/08/2006             158,896
        123,812    GALAXY FUNDING INCORPORATED                                        4.51           02/01/2006             123,812
          6,032    GENERAL ELECTRIC CAPITAL CORPORATION                               4.45           02/01/2006               6,032
        274,200    GOLDMAN SACHS & COMPANY                                            4.53           02/02/2006             274,167
        131,616    GOLDMAN SACHS GROUP INCORPORATED+/-                                4.60           06/30/2006             131,616
      1,645,199    GOLDMAN SACHS GROUP INCORPORATED REPURCHASE AGREEMENT
                   (MATURITY VALUE $1,645,405)                                        4.50           02/01/2006           1,645,199

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

U.S. VALUE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                  INTEREST RATE    MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       137,100    ING AMERICA INSURANCE HOLDINGS INCORPORATED                        4.49%          02/15/2006     $       136,860
         87,744    ING USA ANNUITY & LIFE INSURANCE+/-                                4.66           06/06/2006              87,744
          7,129    K2 USA LLC++                                                       4.66           05/02/2006               7,048
         25,363    K2 USA LLC SERIES MTN+++/-                                         4.59           07/24/2006              25,372
         82,260    KAUPTHING BANK HF SERIES MTN+++/-                                  4.55           02/20/2007              82,252
          8,133    KLIO II FUNDING CORPORATION                                        4.53           03/16/2006               8,089
         35,761    KLIO III FUNDING CORPORATION                                       4.56           02/24/2006              35,659
         43,872    LEHMAN BROTHERS HOLDINGS INCORPORATED+/-                           4.55           03/16/2006              43,872
        126,214    LEXINGTON PARKER CAPITAL CORPORATION                               4.50           02/01/2006             126,214
          5,484    LEXINGTON PARKER CAPITAL CORPORATION                               4.65           05/02/2006               5,421
         34,390    LEXINGTON PARKER CAPITAL CORPORATION++                             4.55           02/03/2006              34,382
        137,100    LIBERTY LIGHT US CAPITAL SERIES MTN+++/-                           4.53           05/26/2006             137,119
          6,581    LIBERTY STREET FUNDING CORPORATION++                               4.51           02/21/2006               6,564
          6,833    LIBERTY STREET FUNDING CORPORATION                                 4.58           03/22/2006               6,791
         63,411    LINKS FINANCE LLC SERIES MTN+++/-                                  4.46           03/15/2006              63,411
         10,968    LINKS FINANCE LLC SERIES MTN+++/-                                  4.40           09/12/2006              10,968
         82,260    LIQUID FUNDING LIMITED+++/-                                        4.36           03/03/2006              82,260
        126,132    LIQUID FUNDING LIMITED+++/-                                        4.44           08/14/2006             126,132
         82,260    MORGAN STANLEY+/-                                                  4.58           03/13/2006              82,260
        164,520    MORGAN STANLEY+/-                                                  4.57           10/10/2006             164,520
         25,363    MORGAN STANLEY+/-                                                  4.50           08/13/2010              25,370
        268,716    NATEXIS BANQUE POPULAIRES                                          4.30           02/01/2006             268,716
          5,484    NATIONALWIDE BUILDING SOC+++/-                                     4.74           07/21/2006               5,489
        256,744    NIEUW AMSTERDAM RECEIVABLES CORPORATION                            4.37           02/07/2006             256,552
          8,226    NIEUW AMSTERDAM RECEIVABLES CORPORATION                            4.46           02/09/2006               8,218
        289,281    NORTHERN ROCK PLC+++/-                                             4.63           04/21/2006             289,295
        274,200    NORTHERN ROCK PLC+++/-                                             4.40           02/05/2007             274,167
        189,198    OLD LINE FUNDING CORPORATION                                       4.30           02/01/2006             189,198
        153,552    PREMIUM ASSET TRUST 2001-2+++/-                                    4.87           03/28/2006             153,596
         22,183    RACERS TRUST 2004+++/-                                             4.51           05/22/2006              22,184
         18,273    RANGER FUNDING CORPORATION                                         4.37           02/02/2006              18,270
         27,968    SOCIETE GENERALE NORTH AMERICA                                     4.45           02/01/2006              27,968
         13,162    SOCIETE GENERALE NORTH AMERICA                                     4.45           02/03/2006              13,158
         63,411    TANGO FINANCE CORPORATION SERIES MTN+++/-                          4.59           10/25/2006              63,432
         31,703    TRAVELLERS INSURANCE COMPANY+/-                                    4.52           02/10/2006              31,702
        137,100    UNICREDITO ITALIANO SERIES YCD+/-                                  4.47           04/03/2006             137,100
        172,000    UNITEDHEALTH GROUP INCORPORATED                                    4.32           02/01/2006             172,000
        131,616    WHITE PINE FINANCE LLC SERIES MTN+++/-                             4.53           06/12/2006             131,637
        137,100    WHITE PINE FINANCE LLC+/-                                          4.39           07/17/2006             137,100
         16,452    WINDMILL FUNDING CORPORATION                                       4.55           02/03/2006              16,448
        133,541    YORKTOWN CAPITAL LLC                                               4.32           02/02/2006             133,525
                                                                                                                         11,621,285
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $12,171,664)                                                               12,171,664
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

U.S. VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 4.82%
     13,877,851    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~##                                                      $    13,877,851
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $13,877,851)                                                                          13,877,851
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $265,612,780)*                         104.11%                                                                $   299,857,763
OTHER ASSETS AND LIABILITIES, NET             (4.11)                                                                    (11,827,047)
                                             ------                                                                 ---------------
TOTAL NET ASSETS                             100.00%                                                                $   288,030,716
                                             ======                                                                 ===============

+     NON-INCOME EARNING SECURITIES.
@@    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)
++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.
+/-   VARIABLE RATE INVESTMENTS.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
##    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $13,877,851.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.78%

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 3.26%
         16,600    JONES APPAREL GROUP INCORPORATED                                                                 $       519,248
          7,440    VF CORPORATION                                                                                           412,771
                                                                                                                            932,019
                                                                                                                    ---------------
BUSINESS SERVICES - 8.41%
         16,600    MANPOWER INCORPORATED                                                                                    893,578
         26,900    MICROSOFT CORPORATION                                                                                    757,235
          9,200    OMNICOM GROUP INCORPORATED                                                                               752,468
                                                                                                                          2,403,281
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 6.72%
         21,000    AVON PRODUCTS INCORPORATED                                                                               594,720
         11,500    BRISTOL-MYERS SQUIBB COMPANY                                                                             262,085
         12,400    COLGATE-PALMOLIVE COMPANY                                                                                680,636
         11,100    MERCK & COMPANY INCORPORATED                                                                             382,950
                                                                                                                          1,920,391
                                                                                                                    ---------------
COMMUNICATIONS - 4.88%
         20,400    COMCAST CORPORATION CLASS A+                                                                             565,488
         39,300    VODAFONE GROUP PLC ADR                                                                                   829,623
                                                                                                                          1,395,111
                                                                                                                    ---------------
DEPOSITORY INSTITUTIONS - 8.17%
         21,900    BANK OF AMERICA CORPORATION                                                                              968,637
         13,360    JP MORGAN CHASE & COMPANY                                                                                531,060
         13,800    STATE STREET CORPORATION                                                                                 834,348
                                                                                                                          2,334,045
                                                                                                                    ---------------
EATING & DRINKING PLACES - 5.27%
         21,700    ARAMARK CORPORATION CLASS B                                                                              578,305
         26,500    MCDONALD'S CORPORATION                                                                                   927,765
                                                                                                                          1,506,070
                                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 7.13%
         18,500    AMERICAN POWER CONVERSION CORPORATION                                                                    438,450
         24,800    FLEXTRONICS INTERNATIONAL LIMITED+                                                                       259,408
         32,100    MOLEX INCORPORATED CLASS A                                                                               886,923
         24,700    NOKIA OYJ ADR                                                                                            453,986
                                                                                                                          2,038,767
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 3.02%
         10,400    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                    430,976
          7,200    DIAGEO PLC ADR@@                                                                                         432,144
                                                                                                                            863,120
                                                                                                                    ---------------
GENERAL MERCHANDISE STORES - 1.87%
         40,000    BIG LOTS INCORPORATED+                                                                                   534,800
                                                                                                                    ---------------
HEALTH SERVICES - 1.82%
         10,600    HCA INCORPORATED                                                                                         520,248
                                                                                                                    ---------------
HOLDING & OTHER INVESTMENT OFFICES - 2.52%
            246    BERKSHIRE HATHAWAY INCORPORATED CLASS B+                                                                 721,272
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.09%
         19,400    DOVER CORPORATION                                                                                        891,042
          7,700    EATON CORPORATION@@                                                                                      509,740
         14,650    PITNEY BOWES INCORPORATED                                                                                626,141
                                                                                                                          2,026,923
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS - 5.06%
         13,500    ALLSTATE CORPORATION                                                                             $       702,675
         12,070    MBIA INCORPORATED                                                                                        743,029
                                                                                                                          1,445,704
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 4.74%
         14,000    BAXTER INTERNATIONAL INCORPORATED                                                                        515,900
          5,100    BECTON DICKINSON & COMPANY                                                                               330,480
         23,200    BOSTON SCIENTIFIC CORPORATION+                                                                           507,384
                                                                                                                          1,353,764
                                                                                                                    ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 3.82%
         22,100    HASBRO INCORPORATED                                                                                      468,520
         23,900    TYCO INTERNATIONAL LIMITED                                                                               622,595
                                                                                                                          1,091,115
                                                                                                                    ---------------
MISCELLANEOUS RETAIL - 1.42%
         16,500    ZALE CORPORATION+                                                                                        404,415
                                                                                                                    ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 6.49%
         16,200    AMERICAN EXPRESS COMPANY                                                                                 849,690
         16,300    COUNTRYWIDE FINANCIAL CORPORATION@@                                                                      545,072
          6,800    FREDDIE MAC                                                                                              461,448
                                                                                                                          1,856,210
                                                                                                                    ---------------
PAPER & ALLIED PRODUCTS - 2.36%
         11,800    KIMBERLY-CLARK CORPORATION                                                                               674,016
                                                                                                                    ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 5.13%
         13,700    EXXON MOBIL CORPORATION                                                                                  859,675
          8,900    ROYAL DUTCH SHELL PLC ADR CLASS A                                                                        606,179
                                                                                                                          1,465,854
                                                                                                                    ---------------
PRIMARY METAL INDUSTRIES - 1.16%
          7,400    HUBBELL INCORPORATED CLASS B                                                                             332,630
                                                                                                                    ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.03%
          9,400    GANNETT COMPANY INCORPORATED                                                                             580,920
                                                                                                                    ---------------
TRANSPORTATION BY AIR - 1.81%
          5,100    FEDEX CORPORATION                                                                                        515,865
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 2.40%
          5,900    GENERAL DYNAMICS CORPORATION                                                                             686,524
                                                                                                                    ---------------
WATER TRANSPORTATION - 1.20%
          6,600    CARNIVAL CORPORATION                                                                                     341,617
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $24,754,881)                                                                                   27,944,681
                                                                                                                    ---------------
COLLATERAL FOR SECURITIES LENDING - 4.87%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.22%
         24,086    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    24,086
         38,877    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           38,877
                                                                                                                             62,963
                                                                                                                    ---------------

PRINCIPAL          SECURITY NAME                                                  INTEREST RATE    MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 4.65%
$         5,646    AMERICAN GENERAL FINANCE+++/-                                      4.47%          02/15/2007               5,648
         22,932    AMSTERDAM FUNDING CORPORATION                                      4.36           02/02/2006              22,929
          6,274    APRECO LLC                                                         4.49           03/15/2006               6,241
          2,351    APRECO LLC++                                                       4.65           05/15/2006               2,320

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

VALUE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                  INTEREST RATE    MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$         4,856    AQUIFER FUNDING LIMITED++                                          4.38%          02/06/2006     $         4,853
         15,684    AQUIFER FUNDING LIMITED++                                          4.37           02/07/2006              15,672
         11,306    ATLANTIC ASSET SECURITIZATION CORPORATION                          4.53           02/13/2006              11,289
          7,742    ATLANTIC ASSET SECURITIZATION CORPORATION++                        4.52           02/15/2006               7,728
          7,528    ATLAS CAPITAL FUNDING LIMITED                                      4.65           05/15/2006               7,429
         15,684    ATLAS CAPITAL FUNDING LIMITED+++/-                                 4.51           10/20/2006              15,684
          2,509    ATOMIUM FUNDING CORPORATION++                                      4.56           04/12/2006               2,487
          3,764    BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT
                   (MATURITY VALUE $3,765)                                            4.55           02/01/2006               3,764
          2,176    BETA FINANCE INCORPORATED SERIES MTN+++/-                          4.60           06/02/2006               2,177
         37,391    BHP BILLITON FINANCE USA LIMITED                                   4.48           02/01/2006              37,391
         33,187    BUCKINGHAM CDO LLC                                                 4.34           02/03/2006              33,179
         15,684    BUCKINGHAM II CDO LLC++                                            4.39           02/09/2006              15,668
          6,298    BUCKINGHAM II CDO LLC                                              4.55           02/27/2006               6,278
         19,750    CAIRN HIGH GRADE FUNDING I                                         4.52           02/01/2006              19,750
          8,783    CAIRN HIGH GRADE FUNDING I                                         4.52           02/06/2006               8,778
         33,877    CAIRN HIGH GRADE FUNDING I                                         4.52           02/08/2006              33,848
         10,354    CANCARA ASSET SECURITIZATION LIMITED                               4.52           02/07/2006              10,346
          2,083    CANCARA ASSET SECURITIZATION LIMITED                               4.53           02/15/2006               2,079
          3,087    CEDAR SPRINGS CAPITAL COMPANY LLC                                  4.52           02/03/2006               3,086
         15,973    CEDAR SPRINGS CAPITAL COMPANY LLC++                                4.56           02/21/2006              15,933
          6,274    CEDAR SPRINGS CAPITAL COMPANY LLC++                                4.56           02/24/2006               6,256
         10,651    CEDAR SPRINGS CAPITAL COMPANY LLC++                                4.49           03/13/2006              10,598
          3,282    CEDAR SPRINGS CAPITAL COMPANY LLC++                                4.50           03/14/2006               3,265
          5,825    CEDAR SPRINGS CAPITAL COMPANY LLC                                  4.53           04/05/2006               5,779
          1,114    CHARIOT FUNDING LLC++                                              4.47           02/15/2006               1,112
         17,566    CHARTA LLC                                                         4.28           02/13/2006              17,540
         22,271    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+++/-                    4.38           02/07/2007              22,271
         10,665    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+++/-                    4.36           02/05/2007              10,665
         25,094    CONCORD MINUTEMEN CAPITAL COMPANY SERIES B+++/-                    4.43           02/13/2007              25,094
         19,448    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                 4.55           05/04/2006              19,399
          1,728    CULLINAN FINANCE CORPORATION++                                     4.46           02/15/2006               1,725
         15,684    CULLINAN FINANCE CORPORATION SERIES MTN+++/-                       4.38           11/15/2006              15,686
         12,547    DEER VALLEY FUNDING LLC                                            4.54           04/10/2006              12,439
        188,208    DEUTSCHE BANK REPURCHASE AGREEMENT
                   (MATURITY VALUE $188,232)                                          4.50           02/01/2006             188,208
            816    DNB NOR BANK ASA                                                   4.39           02/22/2006                 813
          9,057    EIFFEL FUNDING LLC                                                 4.50           02/01/2006               9,057
         18,193    EUREKA SECURITIZATION INCORPORATED                                 4.40           02/08/2006              18,177
         14,164    GALAXY FUNDING INCORPORATED                                        4.51           02/01/2006              14,164
            690    GENERAL ELECTRIC CAPITAL CORPORATION                               4.45           02/01/2006                 690
         31,368    GOLDMAN SACHS & COMPANY                                            4.53           02/02/2006              31,364
         15,057    GOLDMAN SACHS GROUP INCORPORATED+/-                                4.60           06/30/2006              15,057
        188,208    GOLDMAN SACHS GROUP INCORPORATED REPURCHASE
                   AGREEMENT (MATURITY VALUE $188,232)                                4.50           02/01/2006             188,208
         15,684    ING AMERICA INSURANCE HOLDINGS INCORPORATED                        4.49           02/15/2006              15,657
         10,038    ING USA ANNUITY & LIFE INSURANCE+/-                                4.66           06/06/2006              10,038
            816    K2 USA LLC++                                                       4.66           05/02/2006                 806
          2,902    K2 USA LLC SERIES MTN+++/-                                         4.59           07/24/2006               2,902
          9,410    KAUPTHING BANK HF SERIES MTN+++/-                                  4.55           02/20/2007               9,409

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

VALUE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                  INTEREST RATE    MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$           930    KLIO II FUNDING CORPORATION                                        4.53%          03/16/2006     $           925
          4,091    KLIO III FUNDING CORPORATION++                                     4.56           02/24/2006               4,079
          5,019    LEHMAN BROTHERS HOLDINGS INCORPORATED+/-                           4.55           03/16/2006               5,019
         14,439    LEXINGTON PARKER CAPITAL CORPORATION                               4.50           02/01/2006              14,439
            627    LEXINGTON PARKER CAPITAL CORPORATION                               4.65           05/02/2006                 620
          3,934    LEXINGTON PARKER CAPITAL CORPORATION++                             4.55           02/03/2006               3,933
         15,684    LIBERTY LIGHT US CAPITAL SERIES MTN+++/-                           4.53           05/26/2006              15,686
            753    LIBERTY STREET FUNDING CORPORATION++                               4.51           02/21/2006                 751
            782    LIBERTY STREET FUNDING CORPORATION                                 4.58           03/22/2006                 777
          7,254    LINKS FINANCE LLC SERIES MTN+++/-                                  4.46           03/15/2006               7,254
          1,255    LINKS FINANCE LLC SERIES MTN+++/-                                  4.40           09/12/2006               1,255
          9,410    LIQUID FUNDING LIMITED+++/-                                        4.36           03/03/2006               9,410
         14,429    LIQUID FUNDING LIMITED+++/-                                        4.44           08/14/2006              14,429
          9,410    MORGAN STANLEY+/-                                                  4.58           03/13/2006               9,410
         18,821    MORGAN STANLEY+/-                                                  4.57           10/10/2006              18,821
          2,902    MORGAN STANLEY+/-                                                  4.50           05/13/2007               2,902
         30,741    NATEXIS BANQUE POPULAIRES                                          4.30           02/01/2006              30,741
            627    NATIONALWIDE BUILDING SOC+++/-                                     4.74           07/21/2006                 628
         29,371    NIEUW AMSTERDAM RECEIVABLES CORPORATION                            4.37           02/07/2006              29,349
            941    NIEUW AMSTERDAM RECEIVABLES CORPORATION                            4.46           02/09/2006                 940
         33,093    NORTHERN ROCK PLC+++/-                                             4.63           04/21/2006              33,095
         31,368    NORTHERN ROCK PLC+++/-                                             4.40           02/05/2007              31,364
         21,644    OLD LINE FUNDING CORPORATION                                       4.30           02/01/2006              21,644
         17,566    PREMIUM ASSET TRUST 2001-2+++/-                                    4.87           03/28/2006              17,571
          2,538    RACERS TRUST 2004+++/-                                             4.51           05/22/2006               2,538
          2,090    RANGER FUNDING CORPORATION                                         4.37           02/02/2006               2,090
          3,200    SOCIETE GENERALE NORTH AMERICA                                     4.45           02/01/2006               3,200
          1,506    SOCIETE GENERALE NORTH AMERICA                                     4.45           02/03/2006               1,505
          7,254    TANGO FINANCE CORPORATION SERIES MTN+++/-                          4.59           10/25/2006               7,257
          3,627    TRAVELLERS INSURANCE COMPANY+/-                                    4.52           02/10/2006               3,627
         15,684    UNICREDITO ITALIANO SERIES YCD+/-                                  4.47           04/03/2006              15,684
         19,677    UNITEDHEALTH GROUP INCORPORATED                                    4.32           02/01/2006              19,677
         15,057    WHITE PINE FINANCE LLC SERIES MTN+++/-                             4.53           06/12/2006              15,059
         15,684    WHITE PINE FINANCE LLC+/-                                          4.39           07/17/2006              15,684
          1,882    WINDMILL FUNDING CORPORATION                                       4.55           02/03/2006               1,882
         15,277    YORKTOWN CAPITAL LLC                                               4.32           02/02/2006              15,275
                                                                                                                          1,329,456
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $1,392,418)                                                                 1,392,418
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

VALUE FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 2.09%
$       597,668    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~##                                                      $       597,668
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $597,668)                                                                                597,668
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $26,744,967)*                                     104.74%                                                     $    29,934,767
OTHER ASSETS AND LIABILITIES, NET                        (4.74)                                                          (1,354,955)
                                                        ------                                                      ---------------
TOTAL NET ASSETS                                        100.00%                                                     $    28,579,812
                                                        ======                                                      ===============

+     NON-INCOME EARNING SECURITIES.
@@    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)
++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.
+/-   VARIABLE RATE INVESTMENTS.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
##    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $597,668.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

            STATEMENTS OF ASSETS AND LIABILITIES -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                           ENDEAVOR
                                                                                                                              LARGE
                                                                                                                           CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ...............................................................................   $    43,098,472
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ....................................................................                 0
   INVESTMENTS IN AFFILIATES ....................................................................................         2,794,178
                                                                                                                    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ..............................................................        45,892,650
                                                                                                                    ---------------
   CASH .........................................................................................................                 0
   RECEIVABLE FOR FUND SHARES ISSUED ............................................................................            82,099
   RECEIVABLE FOR INVESTMENTS SOLD ..............................................................................         1,023,476
   RECEIVABLES FOR DIVIDENDS AND INTEREST .......................................................................            12,894
   RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ............................................................                 0
   PREPAID EXPENSES AND OTHER ASSETS ............................................................................                 0
                                                                                                                    ---------------
TOTAL ASSETS ....................................................................................................        47,011,119
                                                                                                                    ---------------
LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ......................................................                 0
   PAYABLE FOR FUND SHARES REDEEMED .............................................................................             9,939
   PAYABLE FOR INVESTMENTS PURCHASED ............................................................................         2,728,405
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ........................................................            45,859
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ......................................................            12,039
   PAYABLE FOR SECURITIES LOANED (NOTE 2) .......................................................................                 0
   ACCRUED EXPENSES AND OTHER LIABILITIES .......................................................................            17,745
                                                                                                                    ---------------
TOTAL LIABILITIES ...............................................................................................         2,813,987
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $    44,197,132
                                                                                                                    ===============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ..............................................................................................   $    38,126,214
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...................................................................          (114,240)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ........................................................         1,750,344
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF ASSETS
      AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .........................................................         4,434,814
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ........................................................                 0
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $    44,197,132
                                                                                                                    ---------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS A .........................................................................................   $    40,360,453
   SHARES OUTSTANDING - CLASS A .................................................................................         3,637,204
   NET ASSET VALUE PER SHARE - CLASS A ..........................................................................   $         11.10
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ................................................................   $         11.78
   NET ASSETS - CLASS B .........................................................................................   $     2,907,816
   SHARES OUTSTANDING - CLASS B .................................................................................           270,578
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .......................................................   $         10.75
   NET ASSETS - CLASS C .........................................................................................   $       928,863
   SHARES OUTSTANDING - CLASS C .................................................................................            86,472
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .......................................................   $         10.74
   NET ASSETS - CLASS Z .........................................................................................               N/A
   SHARES OUTSTANDING - CLASS Z .................................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z .......................................................               N/A
   NET ASSETS - ADMINISTRATOR CLASS .............................................................................               N/A
   SHARES OUTSTANDING - ADMINISTRATOR CLASS .....................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ...........................................               N/A
   NET ASSETS - INSTITUTIONAL CLASS .............................................................................               N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS .....................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ...........................................               N/A
   NET ASSETS - INVESTOR CLASS ..................................................................................               N/A
   SHARES OUTSTANDING - INVESTOR CLASS ..........................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ................................................               N/A
                                                                                                                    ---------------
INVESTMENTS AT COST .............................................................................................   $    41,457,836
                                                                                                                    ===============
SECURITIES ON LOAN, AT MARKET VALUE .............................................................................   $             0
                                                                                                                    ===============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.25 OF NET ASSET VALUE. ON INVESTMENT OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                                             LARGE
                                                                                          ENDEAVOR          EQUITY         COMPANY
                                                                                       SELECT FUND      INDEX FUND       CORE FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ................................................    $ 484,354,981   $ 383,667,500   $  93,671,326
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .....................................       22,540,985      37,822,476       2,281,121
   INVESTMENTS IN AFFILIATES .....................................................       15,079,512       5,574,330       1,138,939
                                                                                      -------------   -------------   -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...............................      521,975,478     427,064,306      97,091,386
                                                                                      -------------   -------------   -------------
   CASH ..........................................................................                0          50,000               0
   RECEIVABLE FOR FUND SHARES ISSUED .............................................        3,739,951          51,278             314
   RECEIVABLE FOR INVESTMENTS SOLD ...............................................        8,860,703         426,768         214,804
   RECEIVABLES FOR DIVIDENDS AND INTEREST ........................................          114,785         340,176          61,622
   RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES .............................                0               0               0
   PREPAID EXPENSES AND OTHER ASSETS .............................................               70               0               0
                                                                                      -------------   -------------   -------------
TOTAL ASSETS                                                                            534,690,987     427,932,528      97,368,126
                                                                                      -------------   -------------   -------------

LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .......................                0           7,350               0
   PAYABLE FOR FUND SHARES REDEEMED ..............................................          143,428         255,629          81,342
   PAYABLE FOR INVESTMENTS PURCHASED .............................................       17,539,362         536,245         298,614
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .........................          303,751          82,454          51,677
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .......................           55,796         105,937          27,621
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ........................................       22,540,985      37,822,476       2,281,121
   ACCRUED EXPENSES AND OTHER LIABILITIES ........................................                0           5,133          44,101
                                                                                      -------------   -------------   -------------
TOTAL LIABILITIES ................................................................       40,583,322      38,815,224       2,784,476
                                                                                      -------------   -------------   -------------
TOTAL NET ASSETS .................................................................    $ 494,107,665   $ 389,117,304   $  94,583,650
                                                                                      =============   =============   =============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ...............................................................    $ 447,181,382   $ 203,921,611   $  92,190,246
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................         (333,646)        182,563         (11,039)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .........................         (834,428)      8,271,745         765,193
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
      AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN
      CURRENCIES .................................................................       48,094,357     176,728,448       1,639,250
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .........................                0          12,937               0
                                                                                      -------------   -------------   -------------
TOTAL NET ASSETS .................................................................    $ 494,107,665   $ 389,117,304   $  94,583,650
                                                                                      -------------   -------------   -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS A ..........................................................    $ 121,655,551   $ 353,979,060   $  24,391,208
   SHARES OUTSTANDING - CLASS A ..................................................       12,088,735       7,264,568       2,621,431
   NET ASSET VALUE PER SHARE - CLASS A ...........................................    $       10.06   $       48.73   $        9.30
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) .................................    $       10.67   $       51.70   $        9.87
   NET ASSETS - CLASS B ..........................................................    $  10,211,243   $  35,138,244   $   6,045,470
   SHARES OUTSTANDING - CLASS B ..................................................        1,057,526         719,435         672,873
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ........................    $        9.66   $       48.84   $        8.98
   NET ASSETS - CLASS C ..........................................................    $   6,016,317             N/A   $   3,876,732
   SHARES OUTSTANDING - CLASS C ..................................................          623,678             N/A         431,931
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ........................    $        9.65             N/A   $        8.98
   NET ASSETS - CLASS Z ..........................................................              N/A             N/A   $  40,276,511
   SHARES OUTSTANDING - CLASS Z ..................................................              N/A             N/A       4,342,555
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ........................              N/A             N/A   $        9.27
   NET ASSETS - ADMINISTRATOR CLASS ..............................................    $  84,739,831             N/A   $  19,993,729
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ......................................        8,406,409             N/A       2,130,079
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ............    $       10.08             N/A   $        9.39
   NET ASSETS - INSTITUTIONAL CLASS ..............................................    $ 271,484,723             N/A             N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ......................................       26,897,826             N/A             N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ............    $       10.09             N/A             N/A
   NET ASSETS - INVESTOR CLASS ...................................................              N/A             N/A             N/A
   SHARES OUTSTANDING - INVESTOR CLASS ...........................................              N/A             N/A             N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS .................              N/A             N/A             N/A
                                                                                      -------------   -------------   -------------
INVESTMENTS AT COST ..............................................................    $ 473,881,121   $ 250,335,858   $  95,452,136
                                                                                      =============   =============   =============
SECURITIES ON LOAN, AT MARKET VALUE ..............................................    $  21,716,703   $  36,353,140   $   2,121,000
                                                                                      =============   =============   =============

                                                                                                         U.S. VALUE           VALUE
                                                                                                               FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE .................................................................   $ 273,808,248    $ 27,944,681
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ......................................................      12,171,664       1,392,418
   INVESTMENTS IN AFFILIATES ......................................................................      13,877,851         597,668
                                                                                                      -------------   -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ................................................     299,857,763      29,934,767
                                                                                                      -------------   -------------
   CASH ...........................................................................................               0               0
   RECEIVABLE FOR FUND SHARES ISSUED ..............................................................          89,385          15,425
   RECEIVABLE FOR INVESTMENTS SOLD ................................................................               0               0
   RECEIVABLES FOR DIVIDENDS AND INTEREST .........................................................         414,442          36,803
   RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ..............................................               0           3,103
   PREPAID EXPENSES AND OTHER ASSETS ..............................................................         110,650          10,832
                                                                                                      -------------   -------------
TOTAL ASSETS ......................................................................................     300,472,240      30,000,930
                                                                                                      -------------   -------------
LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ........................................               0               0
   PAYABLE FOR FUND SHARES REDEEMED ...............................................................          12,857          20,535
   PAYABLE FOR INVESTMENTS PURCHASED ..............................................................               0               0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ..........................................         190,835               0
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ........................................          66,168           8,165
   PAYABLE FOR SECURITIES LOANED (NOTE 2) .........................................................      12,171,664       1,392,418
   ACCRUED EXPENSES AND OTHER LIABILITIES .........................................................               0               0
                                                                                                      -------------   -------------
TOTAL LIABILITIES .................................................................................      12,441,524       1,421,118
                                                                                                      -------------   -------------
TOTAL NET ASSETS ..................................................................................   $ 288,030,716    $ 28,579,812
                                                                                                      =============   =============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ................................................................................   $ 254,242,712    $ 24,990,466
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .....................................................         191,845          (8,066)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ..........................................        (648,824)        407,612
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION
      OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .................................      34,244,983       3,189,800
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES                                                          0               0
                                                                                                      -------------   -------------
TOTAL NET ASSETS ..................................................................................   $ 288,030,716    $ 28,579,812
                                                                                                      -------------   -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS A ...........................................................................   $   3,724,169    $  5,688,582
   SHARES OUTSTANDING - CLASS A ...................................................................         223,539         307,503
   NET ASSET VALUE PER SHARE - CLASS A ............................................................   $       16.66    $      18.50
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ..................................................   $       17.68    $      19.63
   NET ASSETS - CLASS B ...........................................................................   $   5,245,397    $  1,401,348
   SHARES OUTSTANDING - CLASS B ...................................................................         316,231          76,262
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .........................................   $       16.59    $      18.38
   NET ASSETS - CLASS C ...........................................................................   $   2,582,482    $    693,512
   SHARES OUTSTANDING - CLASS C ...................................................................         156,417          37,706
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .........................................   $       16.51    $      18.39
   NET ASSETS - CLASS Z ...........................................................................   $  42,938,655             N/A
   SHARES OUTSTANDING - CLASS Z ...................................................................       2,549,604             N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z .........................................   $       16.84             N/A
   NET ASSETS - ADMINISTRATOR CLASS ...............................................................   $ 233,540,013    $  1,993,514
   SHARES OUTSTANDING - ADMINISTRATOR CLASS .......................................................      14,143,073         108,013
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .............................   $       16.51    $      18.46
   NET ASSETS - INSTITUTIONAL CLASS ...............................................................             N/A             N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS .......................................................             N/A             N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS .............................             N/A             N/A
   NET ASSETS - INVESTOR CLASS ....................................................................             N/A    $ 18,802,856
   SHARES OUTSTANDING - INVESTOR CLASS ............................................................             N/A       1,019,024
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ..................................             N/A    $      18.45
                                                                                                      -------------   -------------
INVESTMENTS AT COST ...............................................................................   $ 265,612,780    $ 26,744,967
                                                                                                      =============   =============
SECURITIES ON LOAN, AT MARKET VALUE ...............................................................   $  11,640,819    $  1,342,908
                                                                                                      =============   =============

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                                     STATEMENTS OF OPERATIONS --
                           FOR THE SIX MONTHS ENDED JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                           ENDEAVOR
                                                                                                                              LARGE
                                                                                                                           CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) .................................................................................................   $       144,946
   INTEREST .....................................................................................................                 0
   INCOME FROM AFFILIATED SECURITIES ............................................................................            22,870
   SECURITIES LENDING INCOME, NET ...............................................................................               146
                                                                                                                    ---------------
TOTAL INVESTMENT INCOME .........................................................................................           167,962
                                                                                                                    ---------------
EXPENSES
   ADVISORY FEES ................................................................................................           163,343
   ADMINISTRATION FEES
      FUND LEVEL ................................................................................................            10,890
      CLASS A ...................................................................................................            57,261
      CLASS B ...................................................................................................             2,881
      CLASS C ...................................................................................................               839
      CLASS Z ...................................................................................................               N/A
      ADMINISTRATOR CLASS .......................................................................................               N/A
      INSTITUTIONAL CLASS .......................................................................................               N/A
      INVESTOR CLASS ............................................................................................               N/A
   CUSTODY FEES .................................................................................................             4,356
   SHAREHOLDER SERVICING FEES ...................................................................................            54,448
   ACCOUNTING FEES ..............................................................................................            17,545
   DISTRIBUTION FEES (NOTE 3)
      CLASS B ...................................................................................................             7,718
      CLASS C ...................................................................................................             2,246
   PROFESSIONAL FEES ............................................................................................            13,682
   REGISTRATION FEES ............................................................................................            21,353
   SHAREHOLDER REPORTS ..........................................................................................             1,310
   TRUSTEES' FEES ...............................................................................................             3,687
   OTHER FEES AND EXPENSES ......................................................................................             1,790
                                                                                                                    ---------------
TOTAL EXPENSES ..................................................................................................           363,349
                                                                                                                    ---------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .................................................................           (81,147)
   NET EXPENSES .................................................................................................           282,202
                                                                                                                    ---------------
NET INVESTMENT INCOME (LOSS) ....................................................................................          (114,240)
                                                                                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..............................................         5,400,459
   FUTURES TRANSACTIONS .........................................................................................                 0
   AFFILIATED SECURITIES ........................................................................................                 0
                                                                                                                    ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .......................................................................         5,400,459
                                                                                                                    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..............................................        (2,721,021)
   FUTURES TRANSACTIONS .........................................................................................                 0
                                                                                                                    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .............................................        (2,721,021)
                                                                                                                    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..........................................................         2,679,438
                                                                                                                    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................................         2,565,198
                                                                                                                    ===============

(1) NET OF FOREIGN WITHHOLDING TAXES OF .........................................................................   $           710

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS --
FOR THE SIX MONTHS ENDED JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                                              LARGE
                                                                                           ENDEAVOR           EQUITY        COMPANY
                                                                                        SELECT FUND       INDEX FUND      CORE FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ....................................................................   $    964,353    $  3,550,848    $    771,343
   INTEREST ........................................................................        110,088           4,244               0
   INCOME FROM AFFILIATED SECURITIES ...............................................        137,884         115,488          16,877
   SECURITIES LENDING INCOME, NET ..................................................          1,861          34,069             853
                                                                                       ------------    ------------    ------------
TOTAL INVESTMENT INCOME ............................................................      1,214,186       3,704,649         789,073
                                                                                       ------------    ------------    ------------
EXPENSES
   ADVISORY FEES ...................................................................      1,136,687         196,078         398,513
   ADMINISTRATION FEES
   FUND LEVEL ......................................................................         75,779          98,039          26,568
      CLASS A ......................................................................        121,037         497,709          43,259
      CLASS B ......................................................................          9,971          51,308           9,823
      CLASS C ......................................................................          4,351             N/A           6,283
      CLASS Z ......................................................................            N/A             N/A          97,776
      ADMINISTRATOR CLASS ..........................................................         40,327             N/A          10,205
      INSTITUTIONAL CLASS ..........................................................         50,310             N/A             N/A
      INVESTOR CLASS ...............................................................            N/A             N/A             N/A
   CUSTODY FEES ....................................................................         30,312          39,215          10,627
   SHAREHOLDER SERVICING FEES ......................................................        221,676         490,194         132,838
   ACCOUNTING FEES .................................................................         30,151          19,297          25,876
   DISTRIBUTION FEES (NOTE 3) ......................................................
      CLASS B ......................................................................         26,709         137,433          26,313
      CLASS C ......................................................................         11,655             N/A          16,829
   PROFESSIONAL FEES ...............................................................         15,168          19,514          14,001
   REGISTRATION FEES ...............................................................         31,763          16,363          37,350
   SHAREHOLDER REPORTS .............................................................         10,804          56,944           6,042
   TRUSTEES' FEES ..................................................................          3,687           3,687           3,687
   OTHER FEES AND EXPENSES .........................................................          5,551          44,582           1,369
                                                                                       ------------    ------------    ------------
TOTAL EXPENSES .....................................................................      1,825,938       1,670,368         867,359
                                                                                       ------------    ------------    ------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....................................       (278,106)       (291,346)       (153,705)
   NET EXPENSES ....................................................................      1,547,832       1,379,022         713,654
                                                                                       ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS) .......................................................       (333,646)      2,325,627          75,419
                                                                                       ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .................        841,130      15,632,396         851,802
   FUTURES TRANSACTIONS ............................................................              0          57,485               0
   AFFILIATED SECURITIES ...........................................................              0         182,418               0
                                                                                       ------------    ------------    ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ..........................................        841,130      15,872,299         851,802
                                                                                       ------------    ------------    ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .................     26,226,646      (1,600,567)        519,592
   FUTURES TRANSACTIONS ............................................................              0          (5,227)              0
                                                                                       ------------    ------------    ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ................     26,226,646      (1,605,794)        519,592
                                                                                       ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .............................     27,067,776      14,266,505       1,371,394
                                                                                       ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................     26,734,130      16,592,132       1,446,813
                                                                                       ============    ============    ============

(1) NET OF FOREIGN WITHHOLDING TAXES OF ............................................   $      4,437    $          0    $      2,746
                                                                                       ------------    ------------    ------------

                                                                                                         U.S. VALUE           VALUE
                                                                                                               FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ...................................................................................    $  2,808,872    $    265,221
   INTEREST .......................................................................................               0               0
   INCOME FROM AFFILIATED SECURITIES ..............................................................         260,721          21,817
   SECURITIES LENDING INCOME, NET .................................................................           2,099               0
                                                                                                       ------------    ------------
TOTAL INVESTMENT INCOME ...........................................................................       3,071,692         287,038
                                                                                                       ------------    ------------
EXPENSES

   ADVISORY FEES ..................................................................................       1,148,694         114,241
   ADMINISTRATION FEES
      FUND LEVEL ..................................................................................          76,580           7,616
      CLASS A .....................................................................................           5,297           7,262
      CLASS B .....................................................................................           6,768           1,911
      CLASS C .....................................................................................           3,224             995
      CLASS Z .....................................................................................         145,904             N/A
      ADMINISTRATOR CLASS .........................................................................         110,036             864
      INSTITUTIONAL CLASS .........................................................................             N/A             N/A
      INVESTOR CLASS ..............................................................................             N/A          35,716
   CUSTODY FEES ...................................................................................          30,632           3,046
   SHAREHOLDER SERVICING FEES .....................................................................         382,898          38,080
   ACCOUNTING FEES ................................................................................          32,346          22,895
   DISTRIBUTION FEES (NOTE 3)
      CLASS B .....................................................................................          22,070           5,119
      CLASS C .....................................................................................          10,512           2,666
   PROFESSIONAL FEES ..............................................................................          21,192          14,996
   REGISTRATION FEES ..............................................................................          39,316          51,609
   SHAREHOLDER REPORTS ............................................................................          23,200           6,931
   TRUSTEES' FEES .................................................................................           3,687           3,687
   OTHER FEES AND EXPENSES ........................................................................           7,189           4,759
                                                                                                       ------------    ------------
TOTAL EXPENSES ....................................................................................       2,069,545         322,393
                                                                                                       ------------    ------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ...................................................        (418,500)       (133,983)
   NET EXPENSES ...................................................................................       1,651,045         188,410
                                                                                                       ------------    ------------
NET INVESTMENT INCOME (LOSS) ......................................................................       1,420,647          98,628
                                                                                                       ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ................................      29,248,079         810,286
   FUTURES TRANSACTIONS ...........................................................................               0               0
   AFFILIATED SECURITIES ..........................................................................               0               0
                                                                                                       ------------    ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .........................................................      29,248,079         810,286
                                                                                                       ------------    ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ................................     (25,181,189)       (556,685)
   FUTURES TRANSACTIONS ...........................................................................               0               0
                                                                                                       ------------    ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...............................     (25,181,189)       (556,685)
                                                                                                       ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ............................................       4,066,890         253,601
                                                                                                       ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................................       5,487,537         352,229
                                                                                                       ============    ============

(1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................................................    $      3,251    $      1,656

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            ENDEAVOR LARGE CAP FUND
                                                                            ----------------------------------------------------
                                                                                     FOR THE
                                                                            SIX MONTHS ENDED         FOR THE             FOR THE
                                                                            JANUARY 31, 2006    PERIOD ENDED          YEAR ENDED
                                                                                 (UNAUDITED)   JULY 31, 2005   DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ..................................................      $  50,654,746   $  44,382,045       $  37,750,469

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ..........................................           (114,240)       (197,675)           (380,775)
  NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................          5,400,459       2,989,115           5,706,012
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...         (2,721,021)       (137,992)            820,465
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........          2,565,198       2,653,448           6,145,702
                                                                               -------------   -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME
    CLASS A .............................................................                  0               0                   0
    CLASS B .............................................................                  0               0                   0
    CLASS C .............................................................                  0               0                   0
    ADMINISTRATOR CLASS .................................................                N/A             N/A                 N/A
    INSTITUTIONAL CLASS .................................................                N/A             N/A                 N/A
  NET REALIZED GAIN ON SALES OF INVESTMENTS
    CLASS A .............................................................         (5,772,339)              0                   0
    CLASS B .............................................................           (389,907)              0                   0
    CLASS C .............................................................           (123,335)              0                   0
    ADMINISTRATOR CLASS .................................................                N/A             N/A                 N/A
    INSTITUTIONAL CLASS .................................................                N/A             N/A                 N/A
                                                                               -------------   -------------       -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................         (6,285,581)              0                   0
                                                                               -------------   -------------       -------------
CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD - CLASS A ...................................         10,308,233       8,874,311          13,301,218
  REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............................          5,695,930               0                   0
  PROCEEDS FROM REDEMPTION FEES - CLASS A ...............................                N/A             N/A                 N/A
  COST OF SHARES REDEEMED - CLASS A .....................................        (21,206,627)     (5,460,366)        (12,914,635)
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A ................................................         (5,202,464)      3,413,945             386,583
                                                                               -------------   -------------       -------------
  PROCEEDS FROM SHARES SOLD - CLASS B ...................................          1,653,365         478,359             189,456
  REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............................            372,217               0                   0
  PROCEEDS FROM REDEMPTION FEES - CLASS B ...............................                N/A             N/A                 N/A
  COST OF SHARES REDEEMED - CLASS B .....................................           (203,338)       (155,424)            (74,741)
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B ................................................          1,822,244         322,935             114,715
                                                                               -------------   -------------       -------------
  PROCEEDS FROM SHARES SOLD - CLASS C ...................................            699,864         110,925             115,461
  REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............................             94,148               0                   0
  PROCEEDS FROM REDEMPTION FEES - CLASS C ...............................                N/A             N/A                 N/A
  COST OF SHARES REDEEMED - CLASS C .....................................           (151,023)       (228,552)           (130,885)
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C ................................................            642,989        (117,627)            (15,424)
                                                                               -------------   -------------       -------------
  PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..............                N/A             N/A                 N/A
  REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ..........                N/A             N/A                 N/A
  PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) ..........                N/A             N/A                 N/A
  COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ................                N/A             N/A                 N/A
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - ADMINISTRATOR CLASS ....................................                N/A             N/A                 N/A
                                                                               -------------   -------------       -------------
  PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..............                N/A             N/A                 N/A
  REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ..........                N/A             N/A                 N/A
  PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) ..........                N/A             N/A                 N/A
  COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ................                N/A             N/A                 N/A
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS ....................................                N/A             N/A                 N/A
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ..........................................................         (2,737,231)      3,619,253             485,874
                                                                               =============   =============       =============
NET INCREASE (DECREASE) IN NET ASSETS ...................................         (6,457,614)      6,272,701           6,631,576
                                                                               =============   =============       =============
ENDING NET ASSETS .......................................................      $  44,197,132   $  50,654,746       $  44,382,045
                                                                               =============   =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS  WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                            ENDEAVOR SELECT FUND
                                                                            ----------------------------------------------------
                                                                                     FOR THE
                                                                            SIX MONTHS ENDED         FOR THE             FOR THE
                                                                            JANUARY 31, 2006    PERIOD ENDED          YEAR ENDED
                                                                                 (UNAUDITED)   JULY 31, 2005   DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ..................................................      $ 137,260,367   $  97,685,266       $  82,256,672

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ..........................................           (333,646)       (482,068)           (845,654)
  NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................            841,130       2,617,334          14,045,066
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...         26,226,646       5,758,445             372,349
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........         26,734,130       7,893,711          13,571,761
                                                                               -------------   -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME
    CLASS A .............................................................                  0               0                   0
    CLASS B .............................................................                N/A               0                   0
    CLASS C .............................................................                N/A               0                   0
    ADMINISTRATOR CLASS .................................................                  0               0                 N/A
    INSTITUTIONAL CLASS .................................................                  0               0                 N/A
  NET REALIZED GAIN ON SALES OF INVESTMENTS
    CLASS A .............................................................           (986,760)     (2,388,978)         (5,514,094)
    CLASS B .............................................................            (84,598)        (58,784)           (107,901)
    CLASS C .............................................................            (34,483)        (28,763)            (65,374)
    ADMINISTRATOR CLASS .................................................           (788,249)              0                 N/A
    INSTITUTIONAL CLASS .................................................         (1,824,412)              0                 N/A
                                                                               -------------   -------------       -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................         (3,718,502)     (2,476,525)         (5,687,369)
                                                                               -------------   -------------       -------------
CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD - CLASS A ...................................         71,870,724      36,858,933          31,977,070
  REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............................            974,332       2,377,558           5,498,260
  PROCEEDS FROM REDEMPTION FEES - CLASS A ...............................                N/A             N/A                 N/A
  COST OF SHARES REDEEMED - CLASS A .....................................         (8,089,534)    (88,109,362)        (31,618,577)
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A ................................................         64,755,522     (48,872,871)          5,856,753
                                                                               -------------   -------------       -------------
  PROCEEDS FROM SHARES SOLD - CLASS B ...................................          5,534,554       2,576,266           1,138,452
  REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............................             80,357          51,482              91,274
  PROCEEDS FROM REDEMPTION FEES - CLASS B ...............................                N/A             N/A                 N/A
  COST OF SHARES REDEEMED - CLASS B .....................................           (271,037)       (226,655)           (113,933)
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B ................................................          5,343,874       2,401,093           1,115,793
                                                                               -------------   -------------       -------------
  PROCEEDS FROM SHARES SOLD - CLASS C ...................................          4,256,756         871,869             687,954
  REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............................             33,720          26,987              60,012
  PROCEEDS FROM REDEMPTION FEES - CLASS C ...............................                N/A             N/A                 N/A
  COST OF SHARES REDEEMED - CLASS C .....................................           (270,191)       (238,353)           (176,310)
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C ................................................          4,020,285         660,503             571,656
                                                                               -------------   -------------       -------------
  PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..............         17,927,770      79,815,059                 N/A
  REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ..........            712,347               0                 N/A
  PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) ..........                N/A             N/A                 N/A
  COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ................        (18,860,087)              0                 N/A
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - ADMINISTRATOR CLASS ....................................           (219,970)     79,815,059                 N/A
                                                                               -------------   -------------       -------------
  PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..............        261,532,967         156,637                 N/A
  REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ..........          1,823,388               0                 N/A
  PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) ..........                N/A             N/A                 N/A
  COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ................         (3,424,396)         (2,506)                N/A
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS ....................................        259,931,959         154,131                 N/A
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ..........................................................        333,831,670      34,157,915           7,544,202
                                                                               =============   =============       =============
NET INCREASE (DECREASE) IN NET ASSETS ...................................        356,847,298      39,575,101          15,428,594
                                                                               =============   =============       =============
ENDING NET ASSETS .......................................................      $ 494,107,665   $ 137,260,367       $  97,685,266
                                                                               =============   =============       =============

                                                                                              EQUITY INDEX FUND
                                                                            ----------------------------------------------------
                                                                                     FOR THE
                                                                            SIX MONTHS ENDED         FOR THE             FOR THE
                                                                            JANUARY 31, 2006    PERIOD ENDED          YEAR ENDED
                                                                                 (UNAUDITED)   JULY 31, 2005  SEPTEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS ..................................................      $ 395,374,896   $ 392,786,664       $ 370,479,206

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) ..........................................          2,325,627       4,782,294           3,943,398
  NET REALIZED GAIN (LOSS) ON INVESTMENTS ...............................         15,872,299      25,465,519          15,042,773
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...         (1,605,794)     13,755,104          28,991,411
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........         16,592,132      44,002,917          47,977,582
                                                                               -------------   -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME
    CLASS A .............................................................         (4,414,299)     (4,793,751)         (3,594,201)
    CLASS B .............................................................           (104,547)       (242,251)           (238,636)
    CLASS C .............................................................                N/A             N/A                 N/A
    ADMINISTRATOR CLASS .................................................                N/A             N/A                 N/A
    INSTITUTIONAL CLASS .................................................                N/A             N/A                 N/A
  NET REALIZED GAIN ON SALES OF INVESTMENTS
    CLASS A .............................................................        (29,848,682)    (13,042,762)         (9,179,216)
    CLASS B .............................................................         (2,960,786)     (1,871,581)         (1,662,278)
    CLASS C .............................................................                N/A             N/A                 N/A
    ADMINISTRATOR CLASS .................................................                N/A             N/A                 N/A
    INSTITUTIONAL CLASS .................................................                N/A             N/A                 N/A
                                                                               -------------   -------------       -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................        (37,328,314)    (19,950,345)        (14,674,331)
                                                                               -------------   -------------       -------------
CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD - CLASS A ...................................         26,460,317      44,776,657          30,654,791
  REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............................         33,807,748      17,593,351          12,579,788
  PROCEEDS FROM REDEMPTION FEES - CLASS A ...............................                N/A             N/A                 N/A
  COST OF SHARES REDEEMED - CLASS A .....................................        (41,898,323)    (70,000,741)        (43,188,440)
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A ................................................         18,369,742      (7,630,733)             46,139
                                                                               -------------   -------------       -------------
  PROCEEDS FROM SHARES SOLD - CLASS B ...................................            858,991       2,627,750           5,708,041
  REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............................          2,860,671       1,975,612           1,799,806
  PROCEEDS FROM REDEMPTION FEES - CLASS B ...............................                N/A             N/A                 N/A
  COST OF SHARES REDEEMED - CLASS B .....................................         (7,610,814)    (18,436,969)        (18,549,779)
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B ................................................         (3,891,152)    (13,833,607)        (11,041,932)
                                                                               -------------   -------------       -------------
  PROCEEDS FROM SHARES SOLD - CLASS C ...................................                N/A             N/A                 N/A
  REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............................                N/A             N/A                 N/A
  PROCEEDS FROM REDEMPTION FEES - CLASS C ...............................                N/A             N/A                 N/A
  COST OF SHARES REDEEMED - CLASS C .....................................                N/A             N/A                 N/A
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C ................................................                N/A             N/A                 N/A
                                                                               -------------   -------------       -------------
  PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..............                N/A             N/A                 N/A
  REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ..........                N/A             N/A                 N/A
  PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) ..........                N/A             N/A                 N/A
  COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ................                N/A             N/A                 N/A
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - ADMINISTRATOR CLASS ....................................                N/A             N/A                 N/A
                                                                               -------------   -------------       -------------
  PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..............                N/A             N/A                 N/A
  REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ..........                N/A             N/A                 N/A
  PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) ..........                N/A             N/A                 N/A
  COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ................                N/A             N/A                 N/A
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS ....................................                N/A             N/A                 N/A
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ..........................................................         14,478,590     (21,464,340)        (10,995,793)
                                                                               =============   =============       =============
NET INCREASE (DECREASE) IN NET ASSETS ...................................         (6,257,592)      2,588,232          22,307,458
                                                                               =============   =============       =============
ENDING NET ASSETS .......................................................      $ 389,117,304   $ 395,374,896       $ 392,786,664
                                                                               =============   =============       =============

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         ENDEAVOR  LARGE CAP FUND
                                                                            ----------------------------------------------------
                                                                                     FOR THE
                                                                            SIX MONTHS ENDED         FOR THE             FOR THE
                                                                            JANUARY 31, 2006    PERIOD ENDED          YEAR ENDED
                                                                                 (UNAUDITED)   JULY 31, 2005   DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  SHARES SOLD - CLASS A .................................................            869,544         779,037           1,297,889
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............            519,701               0                   0
  SHARES REDEEMED - CLASS A .............................................         (1,744,755)       (481,072)         (1,234,210)
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .................           (355,510)        297,965              63,679
                                                                               -------------   -------------       -------------
  SHARES SOLD - CLASS B .................................................            142,386          42,056              18,279
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............             35,049               0                   0
  SHARES REDEEMED - CLASS B .............................................            (17,822)        (14,293)             (7,217)
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .................            159,613          27,763              11,062
                                                                               -------------   -------------       -------------
  SHARES SOLD - CLASS C .................................................             61,409           9,814              11,182
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............              8,865               0                   0
  SHARES REDEEMED - CLASS C .............................................            (14,061)        (21,081)            (12,797)
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .................             56,213         (11,267)             (1,615)
                                                                               -------------   -------------       -------------
  SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............................                N/A             N/A                 N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
    CLASS (NOTE 1) ......................................................                N/A             N/A                 N/A
  SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ........................                N/A             N/A                 N/A
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .....                N/A             N/A                 N/A
                                                                               -------------   -------------       -------------
  SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ............................                N/A             N/A                 N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
    CLASS (NOTE 1) ......................................................                N/A             N/A                 N/A
  SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ........................                N/A             N/A                 N/A
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .....                N/A             N/A                 N/A
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
    CAPITAL SHARE TRANSACTIONS ..........................................           (139,684)        314,461              73,126
                                                                               =============   =============       =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............      $    (114,240)  $           0       $           0
                                                                               =============   =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS  WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                            ENDEAVOR SELECT FUND
                                                                            ----------------------------------------------------
                                                                                     FOR THE
                                                                            SIX MONTHS ENDED         FOR THE             FOR THE
                                                                            JANUARY 31, 2006    PERIOD ENDED          YEAR ENDED
                                                                                 (UNAUDITED)   JULY 31, 2005   DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  SHARES SOLD - CLASS A .................................................          7,446,835       4,150,012           3,631,058
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............             97,629         281,701             622,745
  SHARES REDEEMED - CLASS A .............................................           (836,023)     (9,400,730)         (3,620,140)
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .................          6,708,441      (4,969,017)            633,663
                                                                               -------------   -------------       -------------
  SHARES SOLD - CLASS B .................................................            595,569         300,204             129,806
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............              8,388           6,309              10,663
  SHARES REDEEMED - CLASS B .............................................            (29,190)        (26,684)            (13,648)
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .................            574,767         279,829             126,821
                                                                               -------------   -------------       -------------
  SHARES SOLD - CLASS C .................................................            451,388         101,056              80,437
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............              3,520           3,307               7,011
  SHARES REDEEMED - CLASS C .............................................            (28,884)        (28,362)            (20,141)
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .................            426,024          76,001              67,307
                                                                               -------------   -------------       -------------
  SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............................          1,860,851       8,443,909                 N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
    CLASS (NOTE 1) ......................................................             71,306               0                 N/A
  SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ........................         (1,969,657)              0                 N/A
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .....            (37,500)      8,443,909                 N/A
                                                                               -------------   -------------       -------------
  SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ............................         27,049,246          17,224                 N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
    CLASS (NOTE 1) ......................................................            182,338               0                 N/A
  SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ........................           (350,713)           (269)                N/A
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .....         26,880,871          16,955                 N/A
                                                                               -------------   -------------       -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
    CAPITAL SHARE TRANSACTIONS ..........................................         34,552,603       3,847,677             827,791
                                                                               =============   =============       =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............      $    (333,646)  $           0       $           0
                                                                               =============   =============       =============

                                                                                               EQUITY INDEX FUND
                                                                            ----------------------------------------------------
                                                                                     FOR THE
                                                                            SIX MONTHS ENDED         FOR THE              FOR THE
                                                                            JANUARY 31, 2006    PERIOD ENDED           YEAR ENDED
                                                                                 (UNAUDITED)   JULY 31, 2005   SEPTEMBER 30, 2004
---------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  SHARES SOLD - CLASS A .................................................      $     522,055         900,483              635,129
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............            697,910         350,664              267,984
  SHARES REDEEMED - CLASS A .............................................           (834,968)     (1,404,674)            (895,043)
                                                                               -------------   -------------       --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .................            384,997        (153,527)               8,070
                                                                               -------------   -------------       --------------
  SHARES SOLD - CLASS B .................................................             17,238          52,993              119,005
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............             59,320          39,526               38,606
  SHARES REDEEMED - CLASS B .............................................           (150,502)       (370,110)            (384,013)
                                                                               -------------   -------------       --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .................            (73,944)       (277,591)            (226,402)
                                                                               -------------   -------------       --------------
  SHARES SOLD - CLASS C .................................................                N/A             N/A                  N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............                N/A             N/A                  N/A
  SHARES REDEEMED - CLASS C .............................................                N/A             N/A                  N/A
                                                                               -------------   -------------       --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .................                N/A             N/A                  N/A
                                                                               -------------   -------------       --------------
  SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............................                N/A             N/A                  N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
    CLASS (NOTE 1) ......................................................                N/A             N/A                  N/A
  SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ........................                N/A             N/A                  N/A
                                                                               -------------   -------------       --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .....                N/A             N/A                  N/A
                                                                               -------------   -------------       --------------
  SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ............................                N/A             N/A                  N/A
  SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
    CLASS (NOTE 1) ......................................................                N/A             N/A                  N/A
  SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ........................                N/A             N/A                  N/A
                                                                               -------------   -------------       --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .....                N/A             N/A                  N/A
                                                                               -------------   -------------       --------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
    CAPITAL SHARE TRANSACTIONS ..........................................            311,053        (431,118)            (218,332)
                                                                               =============   =============       ==============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............      $     182,563   $   2,375,782       $    2,670,768
                                                                               =============   =============       ==============

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          LARGE COMPANY CORE FUND
                                                                        ------------------------------------------------------------
                                                                                 FOR THE
                                                                        SIX MONTHS ENDED             FOR THE                FOR THE
                                                                        JANUARY 31, 2006        PERIOD ENDED             YEAR ENDED
                                                                             (UNAUDITED)    JULY 31, 2005(1)   DECEMBER 31, 2004(2)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................  $  123,890,237    $     95,937,688    $       116,705,259

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................          75,419             112,715                (72,595)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................         851,802          12,861,477              9,067,971
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
      INVESTMENTS ......................................................         519,592         (13,926,640)               847,989
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........       1,446,813            (952,448)             9,843,365
                                                                          --------------    ----------------    -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ..........................................................               0              (5,242)                     0
      CLASS B ..........................................................             N/A                   0                      0
      CLASS C ..........................................................             N/A                   0                      0
      CLASS Z ..........................................................         (71,101)                  0                    N/A
      ADMINISTRATOR CLASS ..............................................        (105,014)             (8,731)                     0
      INSTITUTIONAL CLASS ..............................................             N/A                 N/A                    N/A
      INVESTOR CLASS ...................................................             N/A                 N/A                    N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ..........................................................        (589,706)         (6,732,026)            (4,798,134)
      CLASS B ..........................................................        (145,940)         (1,258,840)              (759,060)
      CLASS C ..........................................................         (95,809)           (887,465)              (636,169)
      CLASS Z ..........................................................        (896,589)                N/A                    N/A
      ADMINISTRATOR CLASS ..............................................        (426,738)         (3,064,320)            (2,151,242)
      INSTITUTIONAL CLASS ..............................................             N/A                 N/A                    N/A
      INVESTOR CLASS ...................................................             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................      (2,330,897)        (11,956,624)            (8,344,605)
                                                                          --------------    ----------------    -------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .................................         675,649           2,607,864              9,883,266
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .............................         583,425           6,618,967              4,635,427
   PROCEEDS FROM REDEMPTION FEES - CLASS A .............................               0                 702                 12,474
   COST OF SHARES REDEEMED - CLASS A ...................................     (16,631,433)        (16,381,064)           (27,594,187)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A ..............................................     (15,372,359)         (7,153,531)           (13,063,020)
                                                                          --------------    ----------------    -------------------
   PROCEEDS FROM SHARES SOLD - CLASS B .................................          92,130             679,853              1,903,385
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .............................         144,166           1,003,706                598,238
   PROCEEDS FROM REDEMPTION FEES - CLASS B .............................               0                 126                  1,571
   COST OF SHARES REDEEMED - CLASS B ...................................      (2,284,655)         (1,156,207)              (983,260)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B ..............................................      (2,048,359)            527,478              1,519,934
                                                                          --------------    ----------------    -------------------
   PROCEEDS FROM SHARES SOLD - CLASS C .................................          20,571              79,132              3,118,877
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................          94,727             845,294                599,527
   PROCEEDS FROM REDEMPTION FEES - CLASS C .............................               0                  92                  1,296
   COST OF SHARES REDEEMED - CLASS C ...................................      (1,394,132)         (2,111,100)            (2,595,138)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ..............................................      (1,278,834)         (1,186,582)             1,124,562
                                                                          --------------    ----------------    -------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) ........................         765,476          54,213,169                    N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ....................         953,573                   0                    N/A
   PROCEEDS FROM REDEMPTION FEES - CLASS Z (NOTE 1) ....................               0                 747                    N/A
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) ..........................      (9,659,461)         (6,559,483)                   N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS Z ..............................................      (7,940,412)         47,654,433                    N/A
                                                                          --------------    ----------------    -------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............         633,570          11,713,499              8,644,119
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ........         531,752           3,073,047              2,151,242
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) ........               0                 338                  6,536
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..............      (2,947,861)        (13,767,061)           (22,649,704)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ..................................      (1,782,539)          1,019,823            (11,847,807)
                                                                          --------------    ----------------    -------------------

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).
(2) PROCEEDS FROM REDEMPTION FEES FOR THE YEAR ENDED DECEMBER 31, 2003 WAS $12,110 AND WAS PAID TO THE FUND IN 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                               U.S. VALUE FUND
                                                                        ------------------------------------------------------------
                                                                                 FOR THE
                                                                        SIX MONTHS ENDED             FOR THE                FOR THE
                                                                        JANUARY 31, 2006        PERIOD ENDED             YEAR ENDED
                                                                             (UNAUDITED)    JULY 31, 2005(1)      DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................  $  376,410,955    $    360,122,601    $       260,271,181

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................       1,420,647           1,514,368              4,062,506
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................      29,248,079           7,119,323             30,647,315
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
      INVESTMENTS ......................................................     (25,181,189)            470,513              9,863,094
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........       5,487,537           9,104,204             44,572,915
                                                                          --------------    ----------------    -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ..........................................................         (26,240)            (14,786)               (45,784)
      CLASS B ..........................................................         (10,131)             (4,512)               (19,234)
      CLASS C ..........................................................          (4,698)               (318)                (9,233)
      CLASS Z ..........................................................        (111,709)           (682,364)            (2,578,007)
      ADMINISTRATOR CLASS ..............................................      (1,601,000)           (357,607)            (1,196,294)
      INSTITUTIONAL CLASS ..............................................             N/A                 N/A                    N/A
      INVESTOR CLASS ...................................................             N/A                 N/A                    N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ..........................................................        (534,298)            (83,251)              (352,093)
      CLASS B ..........................................................        (688,045)            (99,379)              (435,125)
      CLASS C ..........................................................        (322,721)            (55,442)              (299,189)
      CLASS Z ..........................................................      (5,331,964)         (3,913,997)           (16,834,713)
      ADMINISTRATOR CLASS ..............................................     (26,728,171)         (1,467,371)            (5,974,941)
      INSTITUTIONAL CLASS ..............................................             N/A                 N/A                    N/A
      INVESTOR CLASS ...................................................             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................     (35,358,977)         (6,679,027)           (27,744,613)
                                                                          --------------    ----------------    -------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .................................         268,619             766,227              1,588,383
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .............................         545,160              93,811                379,245
   PROCEEDS FROM REDEMPTION FEES - CLASS A .............................             N/A                 N/A                    N/A
   COST OF SHARES REDEEMED - CLASS A ...................................      (1,850,942)           (906,437)            (1,676,157)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A ..............................................      (1,037,163)            (46,399)               291,471
                                                                          --------------    ----------------    -------------------
   PROCEEDS FROM SHARES SOLD - CLASS B .................................         198,697             445,819              1,289,813
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .............................         656,731              91,135                395,211
   PROCEEDS FROM REDEMPTION FEES - CLASS B .............................             N/A                 N/A                    N/A
   COST OF SHARES REDEEMED - CLASS B ...................................      (1,359,930)           (550,805)              (552,807)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B ..............................................        (504,502)            (13,851)             1,132,217
                                                                          --------------    ----------------    -------------------
   PROCEEDS FROM SHARES SOLD - CLASS C .................................         146,525             292,898                698,417
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................         276,174              47,613                278,278
   PROCEEDS FROM REDEMPTION FEES - CLASS C .............................             N/A                 N/A                    N/A
   COST OF SHARES REDEEMED - CLASS C ...................................        (718,548)         (1,470,745)            (1,141,334)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ..............................................        (295,849)         (1,130,234)              (164,639)
                                                                          --------------    ----------------    -------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) ........................       7,177,461          26,123,944            135,909,011
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ....................       5,209,382           2,686,399             11,406,386
   PROCEEDS FROM REDEMPTION FEES - CLASS Z (NOTE 1) ....................             N/A                 N/A                    N/A
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) ..........................    (122,185,361)       (124,991,118)           (65,884,168)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS Z ..............................................    (109,798,518)        (96,180,775)            81,431,229
                                                                          --------------    ----------------    -------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............     138,236,224         117,916,569             22,132,402
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ........      28,326,545             168,114                109,087
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) ........                                 N/A                    N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..............    (113,435,536)         (6,850,247)           (21,908,649)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ..................................      53,127,233         111,234,436                332,840
                                                                          --------------    ----------------    -------------------

                                                                                                 VALUE FUND
                                                                        ------------------------------------------------------------
                                                                                 FOR THE
                                                                        SIX MONTHS ENDED             FOR THE                FOR THE
                                                                        JANUARY 31, 2006        PERIOD ENDED             YEAR ENDED
                                                                             (UNAUDITED)       JULY 31, 2005       OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................  $   32,147,431    $     23,121,050    $         9,147,073

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................          98,628             172,535                 59,629
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................         810,286             476,220                549,417
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
      INVESTMENTS ......................................................        (556,685)          1,702,458                651,539
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........         352,229           2,351,213              1,260,585
                                                                          --------------    ----------------    -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ..........................................................         (36,215)            (11,248)                     0
      CLASS B ..........................................................               0              (2,383)                     0
      CLASS C ..........................................................               0                (623)                     0
      CLASS Z ..........................................................             N/A                 N/A                    N/A
      ADMINISTRATOR CLASS ..............................................         (14,851)             (7,422)                     0
      INSTITUTIONAL CLASS ..............................................             N/A                 N/A                    N/A
      INVESTOR CLASS ...................................................        (122,495)           (104,526)               (40,558)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ..........................................................        (165,051)            (40,535)                     0
      CLASS B ..........................................................         (41,160)            (14,557)                     0
      CLASS C ..........................................................         (21,835)             (3,919)                     0
      CLASS Z ..........................................................             N/A                 N/A                    N/A
      ADMINISTRATOR CLASS ..............................................         (51,160)            (22,849)                     0
      INSTITUTIONAL CLASS ..............................................               0                   0                      0
      INVESTOR CLASS ...................................................        (580,044)           (392,202)                   N/A
                                                                          --------------    ----------------    -------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................      (1,032,811)           (600,264)               (40,558)
                                                                          --------------    ----------------    -------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .................................       2,219,172           4,492,307              1,464,268
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .............................         135,601              51,250                      0
   PROCEEDS FROM REDEMPTION FEES - CLASS A .............................               0               3,914                      0
   COST OF SHARES REDEEMED - CLASS A ...................................        (631,361)         (2,087,521)               (43,459)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A ..............................................       1,723,412           2,459,950              1,420,809
                                                                          --------------    ----------------    -------------------
   PROCEEDS FROM SHARES SOLD - CLASS B .................................         155,301             956,514                398,606
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .............................          37,554              15,398                      0
   PROCEEDS FROM REDEMPTION FEES - CLASS B .............................               0                 688                      0
   COST OF SHARES REDEEMED - CLASS B ...................................         (71,415)           (112,026)                (6,479)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B ..............................................         121,440             860,574                392,127
                                                                          --------------    ----------------    -------------------
   PROCEEDS FROM SHARES SOLD - CLASS C .................................         103,986             593,081                171,542
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................          17,862               3,394                      0
   PROCEEDS FROM REDEMPTION FEES - CLASS C .............................               0                 303                      0
   COST OF SHARES REDEEMED - CLASS C ...................................        (105,606)           (102,541)                     0
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ..............................................          16,242             494,237                171,542
                                                                          --------------    ----------------    -------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) ........................             N/A                 N/A                    N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ....................             N/A                 N/A                    N/A
   PROCEEDS FROM REDEMPTION FEES - CLASS Z (NOTE 1) ....................             N/A                 N/A                    N/A
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) ..........................             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS Z ..............................................             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ............         599,733             324,176                    N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ........          10,980                 828                    N/A
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) ........               0               1,139                      0
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..............        (204,618)                (41)                   N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ..................................         406,095             326,102                    N/A
                                                                          --------------    ----------------    -------------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           LARGE COMPANY CORE FUND
                                                                        ------------------------------------------------------------
                                                                                 FOR THE
                                                                        SIX MONTHS ENDED             FOR THE                FOR THE
                                                                        JANUARY 31, 2006        PERIOD ENDED             YEAR ENDED
                                                                             (UNAUDITED)    JULY 31, 2005(1)      DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ............             N/A                 N/A                    N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ........             N/A                 N/A                    N/A
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) ........             N/A                 N/A                    N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..............             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ..................................             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS (NOTE 1) .................             N/A                 N/A                    N/A
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS (NOTE 1) .............             N/A                 N/A                    N/A
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS (NOTE 1) .............             N/A                 N/A                    N/A
   COST OF SHARES REDEEMED - INVESTOR CLASS (NOTE 1) ...................             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .......................................             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ........................................................     (28,422,503)         40,861,621            (22,266,331)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS ..................................     (29,306,587)         27,952,549            (20,767,571)
                                                                          ==============    ================    ===================
ENDING NET ASSETS ......................................................  $   94,583,650    $    123,890,237    $        95,937,688
                                                                          ==============    ================    ===================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ...............................................          74,419             270,923                907,677
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ............          63,832             713,995                435,913
   SHARES REDEEMED - CLASS A ...........................................      (1,836,662)         (1,691,320)            (2,559,965)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ................      (1,698,411)           (706,402)            (1,216,375)
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - CLASS B ...............................................          10,617              70,502                176,952
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ............          16,308             111,390                 57,309
   SHARES REDEEMED - CLASS B ...........................................        (259,762)           (124,423)               (93,209)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ................        (232,837)             57,469                141,052
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - CLASS C ...............................................           2,320               8,162                290,099
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ............          10,728              93,855                 57,480
   SHARES REDEEMED - CLASS C ...........................................        (158,709)           (219,749)              (242,815)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ................        (145,661)           (117,732)               104,764
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - CLASS Z (NOTE 1) ......................................          84,211           5,937,423                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ...         104,436                   0                    N/A
   SHARES REDEEMED - CLASS Z (NOTE 1) ..................................      (1,063,006)           (720,509)                   N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ................        (874,359)          5,216,914                    N/A
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........................          68,771           1,252,543                793,687
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS ADMINISTRATOR
      CLASS (NOTE 1) ...................................................          57,387             327,951                200,954
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ......................        (319,732)         (1,449,062)               (93,209)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ....        (193,574)            131,432                901,432
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........................             N/A                 N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
      CLASS (NOTE 1) ...................................................             N/A                 N/A                    N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ......................             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ....             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - INVESTOR CLASS ........................................             N/A                 N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .....             N/A                 N/A                    N/A
   SHARES REDEEMED - INVESTOR CLASS ....................................             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ....             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..................................................      (3,144,842)          4,581,681                (69,127)
                                                                          ==============    ================    ===================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...........  $      (11,039)   $         89,657    $                 0
                                                                          ==============    ================    ===================

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).
(2) PROCEEDS FROM REDEMPTION FEES FOR THE YEAR ENDED DECEMBER 31, 2003 WAS $12,110 AND WAS PAID TO THE FUND IN 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                               U.S. VALUE FUND
                                                                        ------------------------------------------------------------
                                                                                 FOR THE
                                                                        SIX MONTHS ENDED             FOR THE                FOR THE
                                                                        JANUARY 31, 2006        PERIOD ENDED             YEAR ENDED
                                                                             (UNAUDITED)    JULY 31, 2005(1)      DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ............             N/A                 N/A                    N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ........             N/A                 N/A                    N/A
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) ........             N/A                 N/A                    N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..............             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ..................................             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS (NOTE 1) .................             N/A                 N/A                    N/A
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS (NOTE 1) .............             N/A                 N/A                    N/A
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS (NOTE 1) .............             N/A                 N/A                    N/A
   COST OF SHARES REDEEMED - INVESTOR CLASS (NOTE 1) ...................             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .......................................             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ........................................................     (58,508,799)         13,863,177             83,023,118
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS ..................................     (88,380,239)         16,288,354             99,851,420
                                                                          ==============    ================    ===================
ENDING NET ASSETS ......................................................  $  288,030,716    $    376,410,955    $       360,122,601
                                                                          ==============    ================    ===================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ...............................................          15,468              42,060                 86,445
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ............          33,278               5,164                 21,022
   SHARES REDEEMED - CLASS A ...........................................        (106,818)            (49,482)               (92,877)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ................         (58,063)             (2,258)                14,590
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - CLASS B ...............................................          11,426              24,496                 71,108
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ............          40,394               5,028                 21,981
   SHARES REDEEMED - CLASS B ...........................................         (78,481)            (30,425)               (30,337)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ................         (26,661)               (901)                62,752
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - CLASS C ...............................................           8,983              16,202                 38,764
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ............          17,074               2,639                 15,559
   SHARES REDEEMED - CLASS C ...........................................         (40,754)            (80,568)               (62,341)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ................         (14,697)            (61,727)                (8,018)
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - CLASS Z (NOTE 1) ......................................         387,440           1,420,103              7,524,230
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ...         315,704             146,798                627,559
   SHARES REDEEMED - CLASS Z (NOTE 1) ..................................      (6,542,714)         (6,680,001)            (3,593,330)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ................      (5,839,570)         (5,113,100)             4,558,459
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........................       7,566,447           6,399,287              1,217,354
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
      (NOTE 1) .........................................................       1,743,989               9,330                  6,087
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ......................      (6,200,376)           (373,472)            (1,213,371)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ....       3,110,060           6,035,145                 10,070
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........................             N/A                 N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS
      (NOTE 1) .........................................................             N/A                 N/A                    N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ......................             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ....             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - INVESTOR CLASS ........................................             N/A                 N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .....             N/A                 N/A                    N/A
   SHARES REDEEMED - INVESTOR CLASS ....................................             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ....             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..................................................      (2,829,931)            857,159              4,637,853
                                                                          ==============    ================    ===================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...........  $      191,845    $        524,976    $            31,916
                                                                          ==============    ================    ===================

                                                                                                 VALUE FUND
                                                                        ------------------------------------------------------------
                                                                                 FOR THE
                                                                        SIX MONTHS ENDED             FOR THE                FOR THE
                                                                        JANUARY 31, 2006        PERIOD ENDED             YEAR ENDED
                                                                             (UNAUDITED)       JULY 31, 2005       OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ............             N/A                 N/A              1,167,257
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ........             N/A                 N/A                      0
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) ........             N/A                 N/A                    N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..............             N/A                 N/A                 (9,633)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ..................................             N/A                 N/A              1,157,624
                                                                          --------------    ----------------    -------------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS (NOTE 1) .................       1,889,680           9,355,370             12,580,545
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS (NOTE 1) .............         668,525             467,118                      0
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS (NOTE 1) .............                              24,222                    N/A
   COST OF SHARES REDEEMED - INVESTOR CLASS (NOTE 1) ...................      (7,712,431)         (6,712,141)            (2,968,697)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .......................................      (5,154,226)          3,134,569              9,611,848
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ........................................................      (2,887,037)          7,275,432             12,753,950
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN NET ASSETS ..................................      (3,567,619)          9,026,381             13,973,977
                                                                          ==============    ================    ===================
ENDING NET ASSETS ......................................................  $   28,579,812    $     32,147,431    $        23,121,050
                                                                          ==============    ================    ===================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ...............................................         119,629             244,737                 83,591
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ............           7,410               2,808                      0
   SHARES REDEEMED - CLASS A ...........................................         (34,209)           (113,956)                (2,507)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ................          92,830             133,589                 81,084
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - CLASS B ...............................................           8,419              52,652                 22,723
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ............           2,074                 848                      0
   SHARES REDEEMED - CLASS B ...........................................          (3,940)             (6,151)                  (363)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ................           6,553              47,349                 22,360
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - CLASS C ...............................................           5,638              32,374                  9,867
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ............             986                 187                      0
   SHARES REDEEMED - CLASS C ...........................................          (5,769)             (5,577)                     0
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ................             855              26,984                  9,867
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - CLASS Z (NOTE 1) ......................................             N/A                 N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ...             N/A                 N/A                    N/A
   SHARES REDEEMED - CLASS Z (NOTE 1) ..................................             N/A                 N/A                    N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ................             N/A                 N/A                    N/A
                                                                          ==============    ================    ===================
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........................          32,823              17,817                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
      CLASS (NOTE 1) ...................................................             601                  46                    N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ......................         (11,120)                 (2)                   N/A
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ....          22,304              17,861                    N/A
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..........................             N/A                 N/A                 68,417
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
      CLASS (NOTE 1) ...................................................             N/A                 N/A                      0
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ......................             N/A                 N/A                   (569)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ....             N/A                 N/A                 67,848
                                                                          --------------    ----------------    -------------------
   SHARES SOLD - INVESTOR CLASS ........................................         102,068             514,233                725,438
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .....          36,623              25,666                      0
   SHARES REDEEMED - INVESTOR CLASS ....................................        (418,125)           (366,576)              (173,198)
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ....        (279,434)            173,323                552,240
                                                                          --------------    ----------------    -------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..................................................        (156,892)            399,106                733,399
                                                                          ==============    ================    ===================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...........  $       (8,066)   $         66,867    $            20,534
                                                                          ==============    ================    ===================

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  NET REALIZED
                                                     BEGINNING           NET               AND    DISTRIBUTIONS
                                                     NET ASSET    INVESTMENT        UNREALIZED         FROM NET
                                                     VALUE PER        INCOME    GAIN (LOSS) ON       INVESTMENT
                                                         SHARE        (LOSS)       INVESTMENTS           INCOME
---------------------------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND
---------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $ 12.26     (0.03)            0.84                  0.00
JANUARY 1, 2005 TO JULY 31, 2005(5) .............      $ 11.63     (0.05)(9)         0.68                  0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............      $ 10.08     (0.10)            1.65                  0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............      $  7.55     (0.07)(9)         2.60                  0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............      $ 10.59     (0.10)(9)        (2.94)                 0.00
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ......      $ 10.00     (0.01)            0.86(10)              0.00

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $ 11.98     (0.02)            0.76                  0.00
JANUARY 1, 2005 TO JULY 31, 2005(5) .............      $ 11.41     (0.10)(9)         0.67                  0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............      $  9.97     (0.17)            1.61                  0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............      $  7.51     (0.12)(9)         2.58                  0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............      $ 10.57     (0.12)(9)        (2.94)                 0.00
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ......      $ 10.00     (0.04)            0.87(10)              0.00

CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $ 11.98      0.16             0.57                  0.00
JANUARY 1, 2005 TO JULY 31, 2005(5) .............      $ 11.41     (0.10)(9)         0.67                  0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............      $  9.97     (0.18)            1.62                  0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............      $  7.51     (0.12)(9)         2.58                  0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............      $ 10.57     (0.13)(9)        (2.93)                 0.00
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ......      $ 10.00     (0.04)            0.87(10)              0.00

ENDEAVOR SELECT FUND
---------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $  9.47      0.04             0.64                  0.00
JANUARY 1, 2005 TO JULY 31, 2005(5) .............      $  9.16     (0.04)(9)         0.56                  0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............      $  8.36     (0.09)(9)         1.47                  0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............      $  6.10     (0.07)(9)         2.33                  0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............      $  7.99     (0.07)(9)        (1.81)                 0.00
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 .........      $ 10.00     (0.01)           (2.00)(10)             0.00

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $  9.12      0.00             0.63                  0.00
JANUARY 1, 2005 TO JULY 31, 2005(5) .............      $  8.87     (0.07)(9)         0.53                  0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............      $  8.18     (0.15)(9)         1.42                  0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............      $  6.02     (0.12)(9)         2.28                  0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............      $  7.94     (0.12)(9)        (1.79)                 0.00
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 .........      $ 10.00     (0.09)           (1.97)(10)             0.00

CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $  9.11      0.04             0.59                  0.00
JANUARY 1, 2005 TO JULY 31, 2005(5) .............      $  8.87     (0.08)(9)         0.53                  0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............      $  8.18     (0.16)(9)         1.43                  0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............      $  6.02     (0.13)(9)         2.29                  0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............      $  7.93     (0.12)(9)        (1.78)                 0.00
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 .........      $ 10.00     (0.10)           (1.97)(10)             0.00

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $  9.47     (0.01)            0.71                  0.00
APRIL 11, 2005(6) TO JULY 31, 2005(5) ...........      $  8.60     (0.02)(9)         0.89                  0.00

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $  9.47      0.00             0.71                  0.00
APRIL 11, 2005(6) TO JULY 31, 2005(5) ...........      $  8.60     (0.01)(9)         0.88                  0.00

EQUITY INDEX FUND
---------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $ 51.55      0.28             1.90                 (0.60)
OCTOBER 1, 2004 TO JULY 31, 2005(12) ............      $ 48.51      0.63             4.97                 (0.67)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........      $ 44.55      0.52             5.25                 (0.50)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........      $ 38.09      0.47             8.23                 (0.51)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........      $ 54.20      0.41            (9.85)                (0.43)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........      $ 84.54      0.43           (21.00)                (0.35)
OCTOBER 1, 1999 TO SEPTEMBER 30, 2000 ...........      $ 78.14      0.33             9.36                 (0.10)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                 WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                     DISTRIBUTIONS      ENDING      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                          FROM NET   NET ASSET   -------------------------------------------------
                                                          REALIZED   VALUE PER   NET INVESTMENT       GROSS   EXPENSES         NET
                                                             GAINS       SHARE    INCOME (LOSS)    EXPENSES     WAIVED    EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (1.97)    $ 11.10            (0.48)%      1.62%     (0.37)%      1.25%
JANUARY 1, 2005 TO JULY 31, 2005(5) .............             0.00     $ 12.26            (0.73)%      1.62%     (0.19)%      1.43%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............             0.00     $ 11.63            (0.93)%      1.69%     (0.04)%      1.65%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............             0.00     $ 10.08            (0.86)%      1.69%     (0.08)%      1.61%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............             0.00     $  7.55            (1.18)%      2.03%     (0.05)%      1.98%
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ......            (0.26)    $ 10.59             1.08 %      2.36%     (0.01)%      2.35%

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (1.97)    $ 10.75            (1.26)%      2.38%     (0.38)%      2.00%
JANUARY 1, 2005 TO JULY 31, 2005(5) .............             0.00     $ 11.98            (1.53)%      2.41%     (0.20)%      2.21%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............             0.00     $ 11.41            (1.69)%      2.46%     (0.04)%      2.42%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............             0.00     $  9.97            (1.34)%      2.47%     (0.42)%      2.05%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............             0.00     $  7.51            (1.38)%      4.69%     (2.45)%      2.24%
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ......            (0.26)    $ 10.57            (1.55)%      2.75%     (0.11)%      2.64%

CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (1.97)    $ 10.74            (1.27)%      2.38%     (0.38)%      2.00%
JANUARY 1, 2005 TO JULY 31, 2005(5) .............             0.00     $ 11.98            (1.57)%      2.59%     (0.36)%      2.23%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............             0.00     $ 11.41            (1.72)%      2.56%     (0.11)%      2.45%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............             0.00     $  9.97            (1.39)%      2.57%     (0.45)%      2.12%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............             0.00     $  7.51            (1.51)%      4.18%     (1.85)%      2.33%
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ......            (0.26)    $ 10.57            (1.55)%      2.75%     (0.11)%      2.64%

ENDEAVOR SELECT FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (0.09)    $ 10.06            (0.44)%      1.41%     (0.16)%      1.25%
JANUARY 1, 2005 TO JULY 31, 2005(5) .............            (0.21)    $  9.47            (0.73)%      1.53%     (0.14)%      1.39%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            (0.58)    $  9.16            (1.05)%      1.61%     (0.04)%      1.57%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............             0.00     $  8.36            (1.01)%      1.61%     (0.03)%      1.58%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............            (0.01)    $  6.10            (1.08)%      1.60%     (0.01)%      1.59%
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 .........             0.00     $  7.99            (0.80)%      4.39%     (2.70)%      1.69%

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (0.09)    $  9.66            (1.19)%      2.16%     (0.16)%      2.00%
JANUARY 1, 2005 TO JULY 31, 2005(5) .............            (0.21)    $  9.12            (1.47)%      2.28%     (0.15)%      2.13%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            (0.58)    $  8.87            (1.72)%      2.39%     (0.04)%      2.35%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............             0.00     $  8.18            (1.79)%      2.40%     (0.06)%      2.34%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............            (0.01)    $  6.02            (1.85)%      2.39%     (0.03)%      2.36%
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 .........             0.00     $  7.94            (1.70)%     12.41%     (9.96)%      2.45%

CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (0.09)    $  9.65            (1.23)%      2.17%     (0.17)%      2.00%
JANUARY 1, 2005 TO JULY 31, 2005(5) .............            (0.21)    $  9.11            (1.52)%      2.32%     (0.14)%      2.18%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            (0.58)    $  8.87            (1.82)%      2.41%     (0.04)%      2.37%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............             0.00     $  8.18            (1.83)%      2.45%     (0.07)%      2.38%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............            (0.01)    $  6.02            (1.78)%      2.32%     (0.04)%      2.28%
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 .........             0.00     $  7.93            (1.70)%     12.82%    (10.36)%      2.46%

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (0.09)    $ 10.08            (0.16)%      1.24%     (0.24)%      1.00%
APRIL 11, 2005(6) TO JULY 31, 2005(5) ...........             0.00     $  9.47            (0.67)%      1.30%     (0.30)%      1.00%

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (0.09)    $ 10.09            (0.03)%      0.96%     (0.16)%      0.80%
APRIL 11, 2005(6) TO JULY 31, 2005(5) ...........             0.00     $  9.47            (0.20)%      1.03%     (0.23)%      0.80%

EQUITY INDEX FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (4.40)    $ 48.73             1.26%       0.78%     (0.15)%      0.63%
OCTOBER 1, 2004 TO JULY 31, 2005(12) ............            (1.89)    $ 51.55             1.53%       0.76%     (0.12)%      0.64%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........            (1.31)    $ 48.51             1.09%       0.82%     (0.17)%      0.65%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........            (1.73)    $ 44.55             1.14%       1.03%     (0.36)%      0.67%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........            (6.24)    $ 38.09             0.86%       0.99%     (0.32)%      0.67%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........            (9.42)    $ 54.20             0.67%       0.88%     (0.21)%      0.67%
OCTOBER 1, 1999 TO SEPTEMBER 30, 2000 ...........            (3.19)    $ 84.54             0.54%       0.85%     (0.14)%      0.71%

                                                                  PORTFOLIO     NET ASSETS AT
                                                         TOTAL     TURNOVER     END OF PERIOD
                                                     RETURN(2)      RATE(3)    (000'S OMITTED)
----------------------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND
----------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         6.84%          65%         $  40,360
JANUARY 1, 2005 TO JULY 31, 2005(5) .............         5.42%          61%         $  48,963
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............        15.38%         168%         $  42,959
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        33.51%         234%         $  36,601
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............       (28.71)%        420%         $  28,291
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ......         8.45%          54%         $  28,102

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         6.40%          65%         $   2,908
JANUARY 1, 2005 TO JULY 31, 2005(5) .............         5.00%          61%         $   1,330
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............        14.44%         168%         $     950
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        32.76%         234%         $     719
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............       (28.95)%        420%         $     323
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ......         8.25%          54%         $     120

CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         6.30%          65%         $     929
JANUARY 1, 2005 TO JULY 31, 2005(5) .............         5.00%          61%         $     362
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............        14.44%         168%         $     474
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        32.76%         234%         $     430
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............       (28.95)%        420%         $     194
SEPTEMBER 28, 2001(6) TO DECEMBER 31, 2001 ......         8.25%          54%         $     108

ENDEAVOR SELECT FUND
----------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         7.35%          50%         $ 121,656
JANUARY 1, 2005 TO JULY 31, 2005(5) .............         5.93%          54%         $  50,932
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............        16.80%         169%         $  94,805
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        37.05%         244%         $  81,190
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............       (23.52)%        437%         $  55,762
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 .........       (20.10)%        360%         $  56,700

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         6.97%          50%         $  10,211
JANUARY 1, 2005 TO JULY 31, 2005(5) .............         5.44%          54%         $   4,403
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............        15.82%         169%         $   1,800
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        35.88%         244%         $     622
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............       (24.04)%        437%         $     317
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 .........       (20.60)%        360%         $     455

CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         6.97%          50%         $   6,016
JANUARY 1, 2005 TO JULY 31, 2005(5) .............         5.33%          54%         $   1,802
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............        15.82%         169%         $   1,080
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        35.88%         244%         $     444
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............       (23.95)%        437%         $     231
JANUARY 1, 2001(6) TO DECEMBER 31, 2001 .........       (20.70)%        360%         $     239

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         7.45%          50%         $  84,740
APRIL 11, 2005(6) TO JULY 31, 2005(5) ...........        10.12%          54%         $  79,964

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         7.55%          50%         $ 271,485
APRIL 11, 2005(6) TO JULY 31, 2005(5) ...........        10.12%          54%         $     161

EQUITY INDEX FUND
----------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         4.39%           3%         $ 353,979
OCTOBER 1, 2004 TO JULY 31, 2005(12) ............        11.76%           3%         $ 354,615
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........        13.13%           2%         $ 341,142
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........        23.59%           2%         $ 312,974
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........       (20.99)%          4%         $ 271,640
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........       (27.03)%          4%         $ 382,462
OCTOBER 1, 1999 TO SEPTEMBER 30, 2000 ...........        12.43%           8%         $ 596,083

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        NET REALIZED
                                                     BEGINNING           NET                     AND    DISTRIBUTIONS
                                                     NET ASSET    INVESTMENT              UNREALIZED         FROM NET
                                                     VALUE PER        INCOME          GAIN (LOSS) ON       INVESTMENT
                                                         SHARE        (LOSS)             INVESTMENTS           INCOME
---------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND CONTINUED

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $ 51.38          0.10                    1.87            (0.14)
OCTOBER 1, 2004 TO JULY 31, 2005(12) ............      $ 48.22          0.25                    5.02            (0.23)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........      $ 44.32          0.12                    5.27            (0.18)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........      $ 37.80          0.16                    8.20            (0.12)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........      $ 53.78          0.06                   (9.84)           (0.02)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........      $ 84.06         (0.02)                 (20.91)            0.00
OCTOBER 1, 1999 TO SEPTEMBER 30, 2000 ...........      $ 78.19         (0.16)                   9.22             0.00

LARGE COMPANY CORE FUND
---------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $  9.30          0.02                    0.18            (0.00)
JANUARY 1, 2005 TO JULY 31, 2005(5) .............      $ 10.97          0.01                   (0.21)           (0.00)(11)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............      $ 10.81         (0.01)                   1.12             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............      $  8.81         (0.00)(9)(11)            2.02            (0.01)
OCTOBER 1, 2002 TO DECEMBER 31, 2002(13) ........      $  8.24          0.01(9)                 0.57            (0.01)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........      $  9.65          0.07                   (1.10)           (0.05)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........      $ 14.67          0.12                   (3.79)           (0.12)
OCTOBER 1, 1999 TO SEPTEMBER 30, 2000 ...........      $ 11.72          0.14                    3.26            (0.14)

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $  9.02         (0.08)                   0.24             0.00
JANUARY 1, 2005 TO JULY 31, 2005(5) .............      $ 10.73         (0.03)                  (0.21)            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............      $ 10.69         (0.09)                   1.08             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............      $  8.79         (0.10)(9)                2.01            (0.00)(11)
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ......      $  8.21         (0.02)(9)                0.60             0.00

CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $  9.01         (0.10)                   0.27             0.00
JANUARY 1, 2005 TO JULY 31, 2005(5) .............      $ 10.72         (0.07)                  (0.17)            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............      $ 10.69         (0.11)                   1.09             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............      $  8.79         (0.10)(9)                2.01             0.00
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ......      $  8.21         (0.02)(9)                0.60            (0.00)(11)

CLASS Z
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $  9.29          0.08                    0.12            (0.02)
APRIL 11, 2005(6) TO JULY 31, 2005(5) ...........      $  9.13          0.00(11)                0.16             0.00

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $  9.41         (0.10)                   0.33            (0.05)
JANUARY 1, 2005 TO JULY 31, 2005(5) .............      $ 11.07          0.03                   (0.22)           (0.00)(11)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............      $ 10.84          0.06                    1.12             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............      $  8.80          0.05(9)                 2.03            (0.03)
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ......      $  8.21          0.02(9)                 0.59            (0.02)

U.S. VALUE FUND
---------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $ 18.64          0.06                    0.31            (0.10)
JANUARY 1, 2005 TO JULY 31, 2005(5) .............      $ 18.55          0.07(9)                 0.36            (0.05)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............      $ 17.65          0.20                    2.22            (0.18)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............      $ 13.66          0.14                    4.00            (0.15)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............      $ 17.83          0.12(9)                (2.77)           (0.16)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............      $ 20.65          0.05                   (2.56)           (0.06)
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(14) ....      $ 19.99          0.00(11)                0.68            (0.02)

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..      $ 18.57         (0.01)                   0.31            (0.03)
JANUARY 1, 2005 TO JULY 31, 2005(5) .............      $ 18.52         (0.01)(9)                0.36            (0.01)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............      $ 17.64          0.07                    2.21            (0.06)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............      $ 13.67          0.03                    3.98            (0.04)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............      $ 17.81          0.02(9)                (2.78)           (0.02)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............      $ 20.66         (0.00)(11)              (2.60)            0.00
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(14) ....      $ 19.99         (0.01)                   0.69            (0.01)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                 WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                     DISTRIBUTIONS      ENDING      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                          FROM NET   NET ASSET   -------------------------------------------------
                                                          REALIZED   VALUE PER   NET INVESTMENT       GROSS   EXPENSES         NET
                                                             GAINS       SHARE    INCOME (LOSS)    EXPENSES     WAIVED    EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND CONTINUED

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (4.37)    $ 48.84             0.51%       1.53%     (0.15)%      1.38%
OCTOBER 1, 2004 TO JULY 31, 2005(12) ............            (1.88)    $ 51.38             0.81%       1.51%     (0.12)%      1.39%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........            (1.31)    $ 48.22             0.34%       1.57%     (0.17)%      1.40%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........            (1.72)    $ 44.32             0.40%       1.88%     (0.47)%      1.41%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........            (6.18)    $ 37.80             0.11%       1.97%     (0.56)%      1.41%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........            (9.35)    $ 53.78            (0.07)%      1.63%     (0.22)%      1.41%
OCTOBER 1, 1999 TO SEPTEMBER 30, 2000 ...........            (3.19)    $ 84.06            (0.21)%      1.72%     (0.26)%      1.46%

LARGE COMPANY CORE FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (0.20)    $  9.30             0.24%       1.52%     (0.27)%      1.25%
JANUARY 1, 2005 TO JULY 31, 2005(5) .............            (1.47)    $  9.30             0.23%       1.62%     (0.25)%      1.37%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            (0.95)    $ 10.97            (0.07)%      1.61%     (0.16)%      1.45%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............            (0.01)    $ 10.81            (0.04)%      1.69%     (0.24)%      1.45%
OCTOBER 1, 2002 TO DECEMBER 31, 2002(13) ........             0.00     $  8.81             0.01%       3.05%     (1.55)%      1.50%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........            (0.33)    $  8.24             0.82%       3.74%     (2.24)%      1.50%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........            (1.23)    $  9.65             1.00%       4.72%     (3.22)%      1.50%
OCTOBER 1, 1999 TO SEPTEMBER 30, 2000 ...........            (0.31)    $ 14.67             1.10%       3.90%     (2.40)%      1.50%

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (0.20)    $  8.98            (0.51)%      2.27%     (0.27)%      2.00%
JANUARY 1, 2005 TO JULY 31, 2005(5) .............            (1.47)    $  9.02            (0.61)%      2.38%     (0.16)%      2.22%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            (0.95)    $ 10.73            (0.94)%      2.40%      0.00%       2.40%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............            (0.01)    $ 10.69            (0.99)%      2.47%     (0.07)%      2.40%
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ......             0.00     $  8.79            (0.20)%      4.23%     (1.73)%      2.50%

CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (0.20)    $  8.98            (0.51)%      2.27%     (0.27)%      2.00%
JANUARY 1, 2005 TO JULY 31, 2005(5) .............            (1.47)    $  9.01            (0.65)%      2.38%     (0.14)%      2.24%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            (0.95)    $ 10.72            (1.01)%      2.52%     (0.11)%      2.41%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............            (0.01)    $ 10.69            (1.02)%      2.53%     (0.12)%      2.41%
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ......             0.00     $  8.79            (0.20)%      4.20%     (1.70)%      2.50%

CLASS Z
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (0.20)    $  9.27             0.06%       1.69%     (0.27)%      1.42%
APRIL 11, 2005(6) TO JULY 31, 2005(5) ...........             0.00     $  9.29             0.15%       1.71%     (0.28)%      1.43%

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (0.20)    $  9.39             0.53%       1.34%     (0.39)%      0.95%
JANUARY 1, 2005 TO JULY 31, 2005(5) .............            (1.47)    $  9.41             0.60%       1.35%     (0.38)%      0.97%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            (0.95)    $ 11.07             0.43%       1.33%     (0.33)%      1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............            (0.01)    $ 10.84             0.54%       1.39%     (0.44)%      0.95%
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ......             0.00     $  8.80             1.10%       2.91%     (1.91)%      1.00%

U.S. VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (2.25)    $ 16.66             0.78%       1.39%     (0.14)%      1.25%
JANUARY 1, 2005 TO JULY 31, 2005(5) .............            (0.29)    $ 18.64             0.67%       1.39%     (0.09)%      1.30%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            (1.34)    $ 18.55             1.14%       1.41%     (0.06)%      1.35%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............             0.00     $ 17.65             0.99%       1.40%     (0.02)%      1.38%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............            (1.36)    $ 13.66             0.93%       1.30%     (0.02)%      1.28%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............            (0.25)    $ 17.83             0.07%       1.83%      0.00%       1.83%
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(14) ....             0.00     $ 20.65             0.12%       1.34%      0.00%       1.34%

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..            (2.25)    $ 16.59             0.00%       2.14%     (0.14)%      2.00%
JANUARY 1, 2005 TO JULY 31, 2005(5) .............            (0.29)    $ 18.57            (0.10)%      2.16%     (0.08)%      2.08%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............            (1.34)    $ 18.52             0.39%       2.15%     (0.05)%      2.10%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............             0.00     $ 17.64             0.21%       2.17%     (0.02)%      2.15%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............            (1.36)    $ 13.67             0.11%       2.15%     (0.02)%      2.13%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............            (0.25)    $ 17.81            (0.36)%      2.88%     (0.63)%      2.25%
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(14) ....             0.00     $ 20.66            (0.49)%      2.00%      0.00%       2.00%

                                                                  PORTFOLIO    NET ASSETS AT
                                                         TOTAL     TURNOVER    END OF PERIOD
                                                     RETURN(2)      RATE(3)   (000'S OMITTED)
---------------------------------------------------------------------------------------------
EQUITY INDEX FUND CONTINUED

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         3.98%           3%         $ 35,138
OCTOBER 1, 2004 TO JULY 31, 2005(12) ............        11.08%           3%         $ 40,760
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...........        12.26%           2%         $ 51,644
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...........        22.71%           2%         $ 57,505
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........       (21.60)%          4%         $ 50,635
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........       (27.57)%          4%         $ 71,450
OCTOBER 1, 1999 TO SEPTEMBER 30, 2000 ...........        11.58%           8%         $ 96,378

LARGE COMPANY CORE FUND
---------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         2.20%           6%         $ 24,391
JANUARY 1, 2005 TO JULY 31, 2005(5) .............        (1.56)%         75%         $ 40,167
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............        10.69%         190%         $ 55,121
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        22.93%         148%         $ 67,463
OCTOBER 1, 2002 TO DECEMBER 31, 2002(13) ........         6.99%          36%         $  8,597
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...........       (11.47)%        190%         $  6,155
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...........       (26.39)%        222%         $  4,091
OCTOBER 1, 1999 TO SEPTEMBER 30, 2000 ...........        29.48%         143%         $  4,826

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         1.82%           6%         $  6,045
JANUARY 1, 2005 TO JULY 31, 2005(5) .............        (2.00)%         75%         $  8,169
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............         9.67%         190%         $  9,103
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        21.74%         148%         $  7,559
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ......         7.06%          36%         $    490

CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         1.82%           6%         $  3,877
JANUARY 1, 2005 TO JULY 31, 2005(5) .............        (2.01)%         75%         $  5,204
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............         9.57%         190%         $  7,457
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        21.73%         148%         $  6,312
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ......         7.09%          36%         $    484

CLASS Z
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         2.16%           6%         $ 40,277
APRIL 11, 2005(6) TO JULY 31, 2005(5) ...........         1.75%          75%         $ 48,481

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         2.49%           6%         $ 19,994
JANUARY 1, 2005 TO JULY 31, 2005(5) .............        (1.41)%         75%         $ 21,870
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............        11.32%         190%         $ 24,257
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        23.66%         148%         $ 35,372
SEPTEMBER 30, 2002(6) TO DECEMBER 31, 2002 ......         7.38%          36%         $    107

U.S. VALUE FUND
---------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         2.27%          14%         $  3,724
JANUARY 1, 2005 TO JULY 31, 2005(5) .............         2.38%          14%         $  5,250
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............        14.08%          47%         $  5,264
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        30.48%          53%         $  4,752
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............       (16.34)%         90%         $  2,524
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............       (12.17)%        116%         $  2,622
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(14) ....         3.45%          14%         $    167

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ..         1.88%          14%         $  5,245
JANUARY 1, 2005 TO JULY 31, 2005(5) .............         1.95%          14%         $  6,368
JANUARY 1, 2004 TO DECEMBER 31, 2004 ............        13.20%          47%         $  6,369
JANUARY 1, 2003 TO DECEMBER 31, 2003 ............        29.37%          53%         $  4,958
JANUARY 1, 2002 TO DECEMBER 31, 2002 ............       (17.01)%         90%         $  3,124
JANUARY 1, 2001 TO DECEMBER 31, 2001 ............       (12.60)%        116%         $  2,496
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(14) ....         3.43%          14%         $    131

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              NET REALIZED
                                                       BEGINNING         NET           AND  DISTRIBUTIONS
                                                       NET ASSET  INVESTMENT    UNREALIZED       FROM NET
                                                       VALUE PER      INCOME   GAIN (LOSS)  ON INVESTMENT
                                                           SHARE      (LOSS)   INVESTMENTS         INCOME
---------------------------------------------------------------------------------------------------------
U.S. VALUE FUND CONTINUED

CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......  $   18.50   0.00            0.29        (0.03)
JANUARY 1, 2005 TO JULY 31, 2005(5) .................  $   18.44  (0.01)(9)        0.36        (0.00)(11)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................  $   17.56   0.06            2.20        (0.04)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................  $   13.61   0.03            3.97        (0.05)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................  $   17.82   0.02(9)        (2.78)       (0.09)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ................  $   20.66  (0.00)(11)      (2.59)        0.00
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(14) ........  $   19.99  (0.01)           0.69        (0.01)

CLASS Z
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......  $   18.77  (0.29)           0.65        (0.04)
JANUARY 1, 2005 TO JULY 31, 2005(5) .................  $   18.68   0.07(9)         0.36        (0.05)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................  $   17.77   0.20            2.24        (0.19)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................  $   13.74   0.15            3.99        (0.11)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................  $   17.87   0.05(9)        (2.79)       (0.03)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ................  $   20.65   0.11           (2.53)       (0.11)
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(15) ...........  $   21.63   0.03           (0.52)       (0.03)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ................  $   20.58   0.05            1.53        (0.05)

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......  $   18.50   0.21            0.18        (0.13)
JANUARY 1, 2005 TO JULY 31, 2005(5) .................  $   18.40   0.11(9)         0.35        (0.07)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................  $   17.52   0.27            2.21        (0.26)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................  $   13.56   0.16            4.02        (0.22)
JANUARY 1, 2002(6) TO DECEMBER 31, 2002 .............  $   17.87   0.22(9)        (2.81)       (0.36)

VALUE FUND
---------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......  $   18.90   0.06            0.21        (0.12)
NOVEMBER 1, 2004 TO JULY 31, 2005(4) ................  $   17.73   0.09            1.49(7)     (0.08)
JULY 26, 2004(6) TO OCTOBER 31, 2004 ................  $   17.06   0.01            0.66         0.00

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......  $   18.73   0.00            0.20         0.00
NOVEMBER 1, 2004 TO JULY 31, 2005(4) ................  $   17.65   0.01            1.45(8)     (0.05)
JULY 26, 2004(6) TO OCTOBER 31, 2004 ................  $   17.06  (0.01)           0.60         0.00

CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......  $   18.75   0.00            0.19         0.00
NOVEMBER 1, 2004 TO JULY 31, 2005(4) ................  $   17.66   0.02            1.45(8)     (0.05)
JULY 26, 2004(6) TO OCTOBER 31, 2004 ................  $   17.06   0.00            0.60         0.00

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......  $   18.87   0.08            0.22        (0.16)
NOVEMBER 1, 2004 TO JULY 31, 2005(4) ................  $   17.71   0.15            1.45(7)     (0.11)
JULY 26, 2004(6) TO OCTOBER 31, 2004 ................  $   17.06   0.03            0.62         0.00

INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......  $   18.85   0.07            0.19        (0.11)
NOVEMBER 1, 2004 TO JULY 31, 2005(4) ................  $   17.70   0.12            1.45(7)     (0.09)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ................  $   15.97   0.07            1.72        (0.05)
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ................  $   12.94   0.09            3.05        (0.10)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ................  $   13.63   0.09           (0.69)       (0.09)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ................  $   15.33   0.13           (0.39)       (0.14)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                 WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                       DISTRIBUTIONS      ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                            FROM NET   NET ASSET  -------------------------------------------------
                                                            REALIZED   VALUE PER  NET INVESTMENT       GROSS   EXPENSES         NET
                                                               GAINS       SHARE   INCOME (LOSS)    EXPENSES     WAIVED    EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
U.S. VALUE FUND CONTINUED

CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......          (2.25)  $   16.51            0.03%       2.14%     (0.14)%      2.00%
JANUARY 1, 2005 TO JULY 31, 2005(5) .................          (0.29)  $   18.50           (0.12)%      2.18%     (0.08)%      2.10%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................          (1.34)  $   18.44            0.31%       2.23%     (0.06)%      2.17%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................           0.00   $   17.56            0.18%       2.24%     (0.04)%      2.20%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................          (1.36)  $   13.61            0.15%       2.16%     (0.01)%      2.15%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ................          (0.25)  $   17.82           (0.29)%      2.37%     (0.21)%      2.16%
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(14) ........           0.00   $   20.66           (0.47)%      2.00%      0.00%       2.00%

CLASS Z
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......          (2.25)  $   16.84            0.55%       1.54%     (0.23)%      1.31%
JANUARY 1, 2005 TO JULY 31, 2005(5) .................          (0.29)  $   18.77            0.64%       1.48%     (0.14)%      1.34%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................          (1.34)  $   18.68            1.16%       1.37%     (0.05)%      1.32%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................           0.00   $   17.77            0.83%       1.58%     (0.03)%      1.55%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................          (1.36)  $   13.74            0.34%       1.91%     (0.01)%      1.90%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ................          (0.25)  $   17.87            0.58%       1.22%      0.00%       1.22%
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(15) ...........          (0.46)  $   20.65            0.76%       1.06%      0.00%       1.06%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ................          (0.48)  $   21.63            0.30%       1.04%      0.00%       1.04%

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......          (2.25)  $   16.51            1.09%       1.26%     (0.30)%      0.96%
JANUARY 1, 2005 TO JULY 31, 2005(5) .................          (0.29)  $   18.50            1.01%       1.17%     (0.21)%      0.96%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................          (1.34)  $   18.40            1.54%       1.06%     (0.11)%      0.95%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................           0.00   $   17.52            1.32%       1.07%     (0.10)%      0.97%
JANUARY 1, 2002(6) TO DECEMBER 31, 2002 .............          (1.36)  $   13.56            1.63%       1.11%     (0.14)%      0.97%

VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......          (0.55)  $   18.50            0.70%       2.05%     (0.85)%      1.20%
NOVEMBER 1, 2004 TO JULY 31, 2005(4) ................          (0.33)  $   18.90            0.66%       1.65%     (0.45)%      1.20%
JULY 26, 2004(6) TO OCTOBER 31, 2004 ................           0.00   $   17.73            0.34%       2.03%     (0.83)%      1.20%

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......          (0.55)  $   18.38           (0.07)%      2.80%     (0.85)%      1.95%
NOVEMBER 1, 2004 TO JULY 31, 2005(4) ................          (0.33)  $   18.73           (0.10)%      2.40%     (0.45)%      1.95%
JULY 26, 2004(6) TO OCTOBER 31, 2004 ................           0.00   $   17.65           (0.49)%      2.78%     (0.83)%      1.95%

CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......          (0.55)  $   18.39           (0.06)%      2.79%     (0.84)%      1.95%
NOVEMBER 1, 2004 TO JULY 31, 2005(4) ................          (0.33)  $   18.75           (0.13)%      2.39%     (0.44)%      1.95%
JULY 26, 2004(6) TO OCTOBER 31, 2004 ................           0.00   $   17.66           (0.33)%      2.86%     (0.91)%      1.95%

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......          (0.55)  $   18.46            0.92%       1.88%     (0.93)%      0.95%
NOVEMBER 1, 2004 TO JULY 31, 2005(4) ................          (0.33)  $   18.87            1.09%       1.36%     (0.41)%      0.95%
JULY 26, 2004(6) TO OCTOBER 31, 2004 ................           0.00   $   17.71            0.77%       1.80%     (0.85)%      0.95%

INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......          (0.55)  $   18.45            0.68%       2.09%     (0.89)%      1.20%
NOVEMBER 1, 2004 TO JULY 31, 2005(4) ................          (0.33)  $   18.85            0.84%       1.62%     (0.42)%      1.20%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ................           0.00   $   17.70            0.39%       1.51%     (0.29)%      1.22%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ................          (0.01)  $   15.97            0.65%       1.76%     (0.51)%      1.25%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ................           0.00   $   12.94            0.66%       2.63%     (1.44)%      1.19%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ................          (1.30)  $   13.63            0.94%       1.00%      0.00%       1.00%

                                                                    PORTFOLIO     NET ASSETS AT
                                                           TOTAL     TURNOVER     END OF PERIOD
                                                       RETURN(2)      RATE(3)   (000'S OMITTED)
-----------------------------------------------------------------------------------------------
U.S. VALUE FUND CONTINUED

CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......       1.84%          14%        $   2,582
JANUARY 1, 2005 TO JULY 31, 2005(5) .................       1.95%          14%        $   3,165
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................      13.15%          47%        $   4,294
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................      29.42%          53%        $   4,230
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................     (17.05)%         90%        $   1,426
JANUARY 1, 2001 TO DECEMBER 31, 2001 ................     (12.55)%        116%        $     612
NOVEMBER 1, 2000(6) TO DECEMBER 31, 2000(14) ........       3.42%          14%        $     103

CLASS Z
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......       2.15%          14%        $  42,939
JANUARY 1, 2005 TO JULY 31, 2005(5) .................       2.41%          14%        $ 157,495
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................      14.11%          47%        $ 252,256
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................      30.23%          53%        $ 158,963
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................     (16.86)%         90%        $ 197,477
JANUARY 1, 2001 TO DECEMBER 31, 2001 ................     (11.72)%        116%        $ 186,423
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(15) ...........      (2.17)%         14%        $ 250,920
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ................       7.72%          47%        $ 252,386

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......       2.39%          14%        $ 233,540
JANUARY 1, 2005 TO JULY 31, 2005(5) .................       2.56%          14%        $ 204,133
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................      14.53%          47%        $  91,940
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................      31.03%          53%        $  87,368
JANUARY 1, 2002(6) TO DECEMBER 31, 2002 .............     (15.98)%         90%        $  11,220

VALUE FUND
-----------------------------------------------------------------------------------------------
CLASS A
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......       1.48%          18%        $   5,689
NOVEMBER 1, 2004 TO JULY 31, 2005(4) ................       9.00%          32%        $   4,057
JULY 26, 2004(6) TO OCTOBER 31, 2004 ................       3.93%          25%        $   1,438

CLASS B
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......       1.11%          18%        $   1,401
NOVEMBER 1, 2004 TO JULY 31, 2005(4) ................       8.37%          32%        $   1,306
JULY 26, 2004(6) TO OCTOBER 31, 2004 ................       3.46%          25%        $     395

CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......       1.06%          18%        $     694
NOVEMBER 1, 2004 TO JULY 31, 2005(4) ................       8.41%          32%        $     691
JULY 26, 2004(6) TO OCTOBER 31, 2004 ................       3.52%          25%        $     174

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......       1.63%          18%        $   1,994
NOVEMBER 1, 2004 TO JULY 31, 2005(4) ................       9.12%          32%        $   1,617
JULY 26, 2004(6) TO OCTOBER 31, 2004 ................       3.81%          25%        $   1,201

INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......       1.46%          18%        $  18,803
NOVEMBER 1, 2004 TO JULY 31, 2005(4) ................       8.95%          32%        $  24,476
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ................      11.19%          25%        $  19,913
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ................      24.42%          31%        $   9,147
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ................      (4.45)%         32%        $   4,799
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ................      (1.96)%         16%        $   2,623

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      NOTES TO FINANCIAL HIGHLIGHTS

      (1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

      (2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

      (3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

      (4) In 2005, the Fund changed its fiscal year end from October 31 to July 31.

      (5) In 2005, the Fund changed its fiscal year end from December 31 to July 31.

      (6)   Commencement of operations.

      (7)   Includes redemption fee of $0.02.

      (8)   Includes redemption fee of $0.01.

      (9)   Calculated based upon average shares outstanding.

      (10) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

      (11)  Amount calculated is less than $0.005.

      (12) In 2005, the Fund changed its fiscal year end from September 30 to July 31.

      (13) In 2002, the Fund changed its fiscal year end from September 30 to December 31.

      (14) Per share data reflects a 1.023 for 1.000 share split, which occurred on March 8, 2001.

      (15) In 2000, the Fund changed its fiscal year end from October 31 to December 31.

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at January 31, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Endeavor Large Cap Fund, Endeavor Select Fund, Equity Index Fund, Large Company Core Fund, U.S. Value Fund, and Value Fund (formerly C&B Tax-Managed Value Fund). Each Fund in this report, except for the Endeavor Select Fund, is a diversified series of the Trust. The Endeavor Select Fund is a non-diversified series of the Trust.

      On February 3, 2004, the Board of Trustees of the Trust and on February 18, 2004, the Boards of Trustees of The Cooke & Bieler Funds approved an Agreement and Plan of Reorganization of the Cooke & Bieler Portfolios (C&B Portfolios) into certain of the Funds. Effective at the close of business on July 23, 2004, the Wells Fargo C&B Tax-Managed Value Fund acquired all of the net assets of the C&B Tax-Managed Value Portfolio.

      Effective April 11, 2005, the Wells Fargo C&B Tax-Managed Value Fund and the Wells Fargo Equity Index Fund changed their names to Wells Fargo Advantage C&B Tax-Managed Value Fund and the Wells Fargo Advantage Equity Index Fund, respectively. Also at this time, the Institutional Class of the C&B Tax-Managed Value Fund changed its name to Administrator Class.

      Effective December 1, 2005, the Wells Fargo Advantage C&B Tax-Managed Value Fund changed its name to Wells Fargo Advantage Value Fund. Also at this time, Class D of the Wells Fargo Advantage Value Fund changed its name to Investor Class.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                               Before Reorganization              After Reorganization
                                                        -----------------------------------   ---------------------------
                                                                   Target Funds                      Acquiring Fund
-------------------------------------------------------------------------------------------------------------------------
                                                           STRONG      STRONG ADVISOR LARGE   WELLS FARGO ADVANTAGE LARGE
   FUND                                                  VALUE FUND     COMPANY CORE FUND*         COMPANY CORE FUND
-------------------------------------------------------------------------------------------------------------------------
   Shares:
-------------------------------------------------------------------------------------------------------------------------
      CLASS A                                                      0            5,114,131                5,114,131
-------------------------------------------------------------------------------------------------------------------------
      CLASS B                                                      0              959,352                  959,352
-------------------------------------------------------------------------------------------------------------------------
      CLASS C                                                      0              680,251                  680,251
-------------------------------------------------------------------------------------------------------------------------
      CLASS K                                                      0            2,373,995                        0
-------------------------------------------------------------------------------------------------------------------------
      CLASS Z                                                      0                    0                5,862,812
-------------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          0                    0                2,373,995
-------------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                       5,653,825                    0                        0
-------------------------------------------------------------------------------------------------------------------------
   Net Assets:
-------------------------------------------------------------------------------------------------------------------------
      CLASS A                                           $          0     $     46,701,354             $ 46,701,354
-------------------------------------------------------------------------------------------------------------------------
      CLASS B                                                      0            8,517,465                8,517,465
-------------------------------------------------------------------------------------------------------------------------
      CLASS C                                                      0            6,033,440                6,033,440
-------------------------------------------------------------------------------------------------------------------------
      CLASS K                                                      0           21,929,246                        0
-------------------------------------------------------------------------------------------------------------------------
      CLASS Z                                                      0                    0               53,538,176
-------------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          0                    0               21,929,246
-------------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                      53,538,176                    0                        0
-------------------------------------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation)               $  1,141,272     $        272,325             $  1,413,597
-------------------------------------------------------------------------------------------------------------------------
   Accumulated net realized losses                      $   (345,362)    $       (108,707)            $   (454,069)
-------------------------------------------------------------------------------------------------------------------------

* DESIGNATES THE ACCOUNTING SURVIVOR.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                               Before Reorganization          After Reorganization
                                                        -----------------------------------   ---------------------
                                                                   Target Funds                   Acquiring Fund
-------------------------------------------------------------------------------------------------------------------
                                                        STRONG STRATEGIC    STRONG ADVISOR    WELLS FARGO ADVANTAGE
   FUND                                                    VALUE FUND      U.S. VALUE FUND*      U.S. VALUE FUND
-------------------------------------------------------------------------------------------------------------------
   Shares:
-------------------------------------------------------------------------------------------------------------------
      CLASS A                                                      0              294,311                294,311
-------------------------------------------------------------------------------------------------------------------
      CLASS B                                                      0              346,904                346,904
-------------------------------------------------------------------------------------------------------------------
      CLASS C                                                      0              189,397                189,397
-------------------------------------------------------------------------------------------------------------------
      CLASS K                                                      0            5,097,233                      0
-------------------------------------------------------------------------------------------------------------------
      CLASS Z                                                      0           13,619,424             13,735,446
-------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          0                    0              5,097,233
-------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                         192,515                    0                      0
-------------------------------------------------------------------------------------------------------------------
   Net Assets:
-------------------------------------------------------------------------------------------------------------------
      CLASS A                                           $          0        $   5,337,775         $    5,337,775
-------------------------------------------------------------------------------------------------------------------
      CLASS B                                                      0            6,282,018              6,282,018
-------------------------------------------------------------------------------------------------------------------
      CLASS C                                                      0            3,415,518              3,415,518
-------------------------------------------------------------------------------------------------------------------
      CLASS K                                                      0           91,666,796                      0
-------------------------------------------------------------------------------------------------------------------
      CLASS Z                                                      0          248,810,236            250,929,810
-------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          0                    0             91,666,796
-------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                       2,119,574                    0                      0
-------------------------------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation)               $    370,013        $  53,778,817         $   54,148,830
-------------------------------------------------------------------------------------------------------------------
   Accumulated net realized losses                      $          0        $    (857,839)        $     (857,839)
-------------------------------------------------------------------------------------------------------------------

* DESIGNATES THE ACCOUNTING SURVIVOR.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code. A summary of shares outstanding and net assets immediately before and after the reorganization is not required to be presented for the following acquisitions.

                        Acquiring Funds                                           Target Funds
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND CLASS A            STRONG ADVISOR ENDEAVOR LARGE CAP FUND CLASS A
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND CLASS B            STRONG ADVISOR ENDEAVOR LARGE CAP FUND CLASS B
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENDEAVOR LARGE CAP FUND CLASS C            STRONG ADVISOR ENDEAVOR LARGE CAP FUND CLASS C
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND CLASS A               STRONG ADVISOR SELECT FUND CLASS A
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND CLASS B               STRONG ADVISOR SELECT FUND CLASS B
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND CLASS C               STRONG ADVISOR SELECT FUND CLASS C
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND ADMINISTRATOR CLASS   NEW
---------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND INSTITUTIONAL CLASS   NEW

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Prior to April 1, 2005, the predecessor Strong Funds' valuations were based on the mean of the bid and asked prices.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually, with the exception of the U.S. Value Fund, for which net investment income, if any, is declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at January 31, 2006.

      The capital loss carryforwards may include capital losses acquired from a merger as discussed in Note 1. The yearly utilization of any acquired capital loss is limited by the Code.

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At January 31, 2006, the following Fund held futures contracts:

                                                                                    Net Unrealized
                                                                                     Appreciation
      Fund                Contracts    Type     Expiration Date   Notional Amount   (Depreciation)
--------------------------------------------------------------------------------------------------
      EQUITY INDEX FUND   Long 6      S&P 500   March, 2006       $     1,912,463   $       12,937
--------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

      The Fund(s) may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

      The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked daily while collateral supporting

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

loans of U.S. government securities are remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2005, Wells Fargo Bank, N.A. received 35% of the revenue earned on the securities lending activities and incurred all expenses. The value of the securities on loan and the value of the related collateral at January 31, 2006, are shown on the Statement of Assets and Liabilities.

      Prior to April 11, 2005, the predecessor Strong Funds had a securities lending agreement with State Street Bank and Trust Co. ("State Street"). The agreement required that loans be collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral be marked-to-market daily. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Securities Lending Income on the Statement of Operations.

3. EXPENSES
--------------------------------------------------------------------------------
ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                      Advisory Fees                                               Sub-Advisory Fees
                                 Average Daily        (% of Average                            Average Daily        (% of Average
      Fund                        Net Assets        Daily Net Assets)     Sub-Adviser           Net Assets         Daily Net Assets)
------------------------------------------------------------------------------------------------------------------------------------
      ENDEAVOR LARGE           $0 - $499   million        0.750           Wells Capital        $0 - $100 million        0.350
         CAP FUND(1)(2)      $500 - $999   million        0.700             Management       $100 - $200 million        0.300
                               $1 - $2.99  billion        0.650           Incorporated       $200 - $500 million        0.200
                               $3 - $4.99  billion        0.625                                   > $500 million        0.150
                                  > $4.99  billion        0.600
------------------------------------------------------------------------------------------------------------------------------------
      ENDEAVOR SELECT          $0 - $499   million        0.750           Wells Capital        $0 - $100 million        0.350
         FUND(1)(2)          $500 - $999   million        0.700             Management       $100 - $200 million        0.300
                               $1 - $2.99  billion        0.650           Incorporated       $200 - $500 million        0.200
                               $3 - $4.99  billion        0.625                                   > $500 million        0.150
                                  > $4.99  billion        0.600
------------------------------------------------------------------------------------------------------------------------------------
      EQUITY INDEX             $0 - $999   million        0.100           Wells Capital        $0 - $100 million        0.050
         FUND(2)               $1 - $4.99  billion        0.075             Management       $100 - $200 million        0.030
                                  > $4.99  billion        0.050           Incorporated            > $200 million        0.020
------------------------------------------------------------------------------------------------------------------------------------
      LARGE COMPANY CORE       $0 - $499   million        0.750           Matrix Asset         $0 - $50  million        0.200
         FUND(1)             $500 - $999   million        0.700           Advisors, Inc.          > $50  million        0.160
                               $1 - $2.99  billion        0.650
                               $3 - $4.99  billion        0.625
                                  > $4.99  billion        0.600
------------------------------------------------------------------------------------------------------------------------------------
      U.S. VALUE               $0 - $499   million        0.750           Wells Capital        $0 - $100 million        0.350
         FUND(1)(2)          $500 - $999   million        0.700             Management       $100 - $200 million        0.300
                               $1 - $2.99  billion        0.650           Incorporated       $200 - $500 million        0.200
                               $3 - $4.99  billion        0.625                                   > $500 million        0.150
                                  > $4.99  billion        0.600
------------------------------------------------------------------------------------------------------------------------------------
      VALUE FUND               $0 - $499   million        0.750        Cooke & Bieler, L.P.    $0 - $250 million        0.450
                             $500 - $999   million        0.700                              $250 - $500 million        0.400
                               $1 - $2.99  billion        0.650                              $500 - $750 million        0.350
                               $3 - $4.99  billion        0.625                                   > $750 million        0.300
                                  > $4.99  billion        0.600

(1) EFFECTIVE APRIL 11, 2005. FROM JANUARY 1, 2005, THROUGH APRIL 10, 2005, FUNDS MANAGEMENT SERVED AS INTERIM INVESTMENT ADVISER TO EACH OF THE PREDECESSOR STRONG FUNDS. FUNDS MANAGEMENT WAS ENTITLED TO RECEIVE AN ANNUAL FEE AT THE FOLLOWING RATES:

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                Advisory Fees
                                           Average Daily        (% of Average
      Fund                                   Net Assets        Daily Net Assets)
--------------------------------------------------------------------------------
      STRONG ADVISOR ENDEAVOR LARGE           $0 - $4 billion        0.750
         CAP FUND                     $4 billion - $6 billion        0.725
                                                 > $6 billion        0.700
--------------------------------------------------------------------------------
      STRONG ADVISOR SELECT FUND              $0 - $4 billion        0.750
                                      $4 billion - $6 billion        0.725
                                                 > $6 billion        0.700
--------------------------------------------------------------------------------
      STRONG ADVISOR LARGE
         COMPANY CORE FUND                    $0 - $4 billion        0.750
                                      $4 billion - $6 billion        0.725
                                                 > $6 billion        0.700
--------------------------------------------------------------------------------
      STRONG ADVISOR U.S. VALUE FUND     All asset levels            0.550

(2) EFFECTIVE JANUARY 1, 2006. PRIOR TO JANUARY 1, 2006 SUB-ADVISER(S) WERE ENTITLED TO BE PAID A MONTHLY FEE AT THE FOLLOWING RATE:

                                                               Sub-Advisory Fees
                                              Average Daily     (% of Average
      Fund                   Sub-Adviser       Net Assets      Daily Net Assets)
--------------------------------------------------------------------------------
      ENDEAVOR LARGE        Wells Capital    $0 - $200 million       0.350
         CAP FUND           Management     $200 - $400 million       0.300
                            Incorporated        > $400 million       0.250
--------------------------------------------------------------------------------
      ENDEAVOR SELECT FUND  Wells Capital    $0 - $200 million       0.350
                            Management     $200 - $400 million       0.300
                            Incorporated        > $400 million       0.250
--------------------------------------------------------------------------------
      EQUITY INDEX FUND     Wells Capital    $0 - $200 million       0.020
                            Management          > $200 million       0.010
                            Incorporated
--------------------------------------------------------------------------------
      U.S. VALUE FUND       Wells Capital    $0 - $200 million       0.350
                            Management     $200 - $400 million       0.300
                            Incorporated        > $400 million       0.250

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                            Administration Fees*
                                          Average Daily       (% of Average
                                            Net Assets      Daily Net Assets)
-------------------------------------------------------------------------------
      FUND LEVEL                       $0 - $4.99 billion          0.05
                                       $5 - $9.99 billion          0.04
                                          > $9.99 billion          0.03
-------------------------------------------------------------------------------
      CLASS A, CLASS B, CLASS C AND
         INVESTOR CLASS(1)                                         0.28
-------------------------------------------------------------------------------
      CLASS Z(1)                                                   0.45
-------------------------------------------------------------------------------
      ADMINISTRATOR CLASS(2)                                       0.10
-------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                          0.08
-------------------------------------------------------------------------------

(1) THE CLASS-LEVEL ADMINISTRATION FEE IS REDUCED BY 0.05% FOR THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE U.S. VALUE FUND.

(2)   PRIOR TO APRIL 11, 2005, THE CLASS LEVEL FEE WAS 0.20% FOR THE VALUE FUND.

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

* EFFECTIVE APRIL 11, 2005. PRIOR TO APRIL 11, 2005, STRONG INVESTOR SERVICES, INC. ("SISI") SERVED AS ADMINISTRATOR TO EACH OF THE PREDECESSOR STRONG FUNDS AND WAS ENTITLED TO RECEIVE AN ANNUAL FEE AT THE FOLLOWING
      RATES:

                                                           % of Average Daily
      Share Class                                               Net Assets
-----------------------------------------------------------------------------
      CLASS A, CLASS B, CLASS C AND CLASS Z                       0.30
-----------------------------------------------------------------------------
      CLASS K                                                     0.25
-----------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                         0.02
-----------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS"). BFDS is entitled to receive fees from the administrator for its services as transfer agent. BFDS served as the transfer agent to the predecessor Strong Funds effective March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds. Effective April 11, 2005, transfer agent fees for the predecessor Strong Funds are paid by Funds Management and not by the Funds.

      For financial statement presentation, transfer agent fees for the predecessor Strong Funds for the period from January 1, 2005, though April 10, 2005, as shown below, have been combined with administration fees.

                                                         Transfer Agent Fees and
                                                         Other Related Expenses
--------------------------------------------------------------------------------
      STRONG ADVISOR ENDEAVOR LARGE CAP FUND
         CLASS A                                                 $ 17,763
         CLASS B                                                      485
         CLASS C                                                      246
--------------------------------------------------------------------------------
      STRONG ADVISOR SELECT FUND
         CLASS A                                                   45,768
         CLASS B                                                    1,110
         CLASS C                                                      605
--------------------------------------------------------------------------------
      STRONG ADVISOR LARGE COMPANY CORE FUND
         CLASS A                                                   25,108
         CLASS B                                                    4,655
         CLASS C                                                    3,590
         CLASS K                                                   10,648
--------------------------------------------------------------------------------
      STRONG ADVISOR U.S. VALUE FUND
         CLASS A                                                    2,620
         CLASS B                                                    3,491
         CLASS C                                                    2,156
         CLASS K                                                   47,782
         CLASS Z                                                  219,447

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rates:

                                                              % of Average Daily
                                                                  Net Assets
--------------------------------------------------------------------------------
      ALL LARGE CAP STOCK FUNDS                                      0.02
--------------------------------------------------------------------------------

      Prior to March 4, 2005, State Street served as custodian for the Strong Advisor Endeavor Large Cap Fund and Strong Advisor Select Fund. Prior to April 11, 2005, State Street served as custodian for the Strong Advisor Large Company Core Fund and Strong Advisor U.S. Value Fund. From April 11, 2005, to April 22, 2005, State Street served as interim custodian for the Large Company Core Fund and U.S. Value Fund. State Street was entitled to receive certain fees, primarily based on transactions of the fund.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                              % of Average Daily
Share Class                                                      Net Assets***
--------------------------------------------------------------------------------
      CLASS A, CLASS B, CLASS C, CLASS Z, ADMINISTRATOR
         CLASS AND INVESTOR CLASS                                      0.25
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS                                                    0.00

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

*** Effective April 11, 2005, for the predecessor Strong Funds. Prior to April 11, 2005, shareholder servicing fees for the predecessor Strong Funds, if any, were encompassed by the Strong Funds' 12b-1 distribution and service plan.

      For the reporting period ended Jaunary 31, 2006, for the Endeavor Large Cap Fund, Endeavor Select Fund, Equity Index Fund, Large Company Core Fund, U.S. Value Fund, and the Value Fund, shareholder servicing fees paid were as follows:

      Fund                       Class A   Class B   Class C   Class Z   Administrator      Investor
----------------------------------------------------------------------------------------------------
      ENDEAVOR LARGE CAP FUND   $ 51,126   $ 2,573   $   749    N/A          N/A             N/A
----------------------------------------------------------------------------------------------------
      ENDEAVOR SELECT FUND       108,069     8,903     3,885    N/A          100,819         N/A
----------------------------------------------------------------------------------------------------
      EQUITY INDEX FUND          444,383    45,811   N/A        N/A          N/A             N/A
----------------------------------------------------------------------------------------------------
      LARGE COMPANY CORE FUND     38,625     8,771     5,610    54,320        25,512         N/A
----------------------------------------------------------------------------------------------------
      U.S. VALUE FUND              5,757     7,357     3,504    91,190       275,090         N/A
----------------------------------------------------------------------------------------------------
      VALUE FUND                   6,484     1,706       889    N/A            2,159         26,842

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Effective April 11, 2005, distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets. Prior to April 11, 2005, the predecessor Strong Funds adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of the Class A, Class B and Class C shares. Under the plan, Strong Investments, Inc. was paid an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of the Class A, Class B and Class C shares, respectively.

      For the period ended January 31, 2006, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

      Prior to March 4, 2005, State Street served as fund accountant for the Strong Advisor Endeavor Large Cap Fund and Strong Advisor Select Fund. Prior to April 11, 2005, State Street served as fund accountant for the Strong Advisor Large Company Core Fund and Strong Advisor U.S. Value Fund. Fund accounting fees were paid by the Funds' administrator and not by the Funds. From April 11, 2005, to April 22, 2005, State Street served as interim fund accountant for the Large Company Core Fund and U.S. Value Fund and was entitled to receive an annual asset based fee, a fixed fund accounting base fee, multiple class fee and certain out-of-pocket expenses.

WAIVED FEES AND REIMBURSED EXPENSES

      Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to maintain certain net operating expense ratios for the Funds. Net operating expense ratios during the period, were as follows:

                                                          Net Operating Expense Ratios
      Fund                       Class A   Class B   Class C   Class Z   Administrator   Institutional   Investor
-----------------------------------------------------------------------------------------------------------------
      ENDEAVOR LARGE CAP FUND     1.25%     2.00%     2.00%     N/A          N/A             N/A          N/A
-----------------------------------------------------------------------------------------------------------------
      ENDEAVOR SELECT FUND        1.25%     2.00%     2.00%     N/A          1.00%           0.80%        N/A
-----------------------------------------------------------------------------------------------------------------
      EQUITY INDEX FUND           0.63%     1.38%     N/A       N/A          N/A             N/A          N/A
-----------------------------------------------------------------------------------------------------------------
      LARGE COMPANY CORE FUND     1.25%     2.00%     2.00%     1.42%        0.95%           N/A          N/A
-----------------------------------------------------------------------------------------------------------------
      U.S. VALUE FUND             1.25%     2.00%     2.00%     1.31%        0.96%           N/A          N/A
-----------------------------------------------------------------------------------------------------------------
      VALUE FUND                  1.20%     1.95%     1.95%     N/A          0.95%           N/A          1.20%

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the period ended January 31, 2006, were as follows:

      Fund                            Purchases at Cost          Sales Proceeds
--------------------------------------------------------------------------------
      ENDEAVOR LARGE CAP FUND         $ 27,241,217               $  35,664,847
--------------------------------------------------------------------------------
      ENDEAVOR SELECT FUND             475,274,229                147,207,141
--------------------------------------------------------------------------------
      EQUITY INDEX FUND                 11,430,659                  31,891,484
--------------------------------------------------------------------------------
      LARGE COMPANY CORE FUND            6,477,064                  36,420,109
--------------------------------------------------------------------------------
      U.S. VALUE FUND                   41,291,291                 135,812,703
--------------------------------------------------------------------------------
      VALUE FUND                         5,211,452                   8,627,562

5. BANK BORROWINGS
--------------------------------------------------------------------------------
      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net asset values. For the period ended January 31, 2006, there were no borrowings by the Large Cap Stock Funds under either agreement.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------
      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30, 2005, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

----------------------------------------------------------------------------------------------------
                           POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
      NAME AND AGE         LENGTH OF SERVICE***   PAST FIVE YEARS                OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------
      Thomas S. Goho       Trustee,               Associate Professor of         None
      63                   since 1987             Finance. Wake Forest
                                                  University, Calloway School
                                                  of Business and Accountancy.
----------------------------------------------------------------------------------------------------
      Peter G. Gordon      Trustee,               Chairman, CEO, and Co-         None
      63                   since 1998             Founder of Crystal Geyser
                           (Chairman since        Water Company and President
                           2005)                  of Crystal Geyser Roxane
                                                  Water Company.
----------------------------------------------------------------------------------------------------
      Richard M. Leach     Trustee,               Retired. Prior thereto,        None
      72                   since 1987             President of Richard M.
                                                  Leach Associates (a
                                                  financial consulting firm).
----------------------------------------------------------------------------------------------------
      Olivia S. Mitchell   Trustee,               Professor of Insurance &       None
      53                   since 2006             Risk Management, Wharton
                                                  School, University of
                                                  Pennsylvania. Director of
                                                  the Boettner Center on
                                                  Pensions & Retirement.
                                                  Research Associate &
                                                  Board Member, Penn Aging
                                                  Research Center. Research
                                                  Associate, National
                                                  Bureau Economic Research.
----------------------------------------------------------------------------------------------------
      Timothy J. Penny     Trustee,               Senior Counselor to the        None
      54                   since 1996             public relations firm of
                                                  Himle-Horner and Senior
                                                  Fellow at the Humphrey
                                                  Institute, Minneapolis,
                                                  Minnesota (a public policy
                                                  organization).

OTHER INFORMATION (UNAUDITED)        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES (continued)

---------------------------------------------------------------------------------------------------------
                                POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
      NAME AND AGE              LENGTH OF SERVICE***   PAST FIVE YEARS                OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
      Donald C. Willeke         Trustee,               Principal in the law firm of   None
      65                        since 1996             Willeke & Daniels.
---------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

---------------------------------------------------------------------------------------------------------
                                POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
      NAME AND AGE              LENGTH OF SERVICE***   PAST FIVE YEARS                OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
      J. Tucker Morse           Trustee,               Private Investor/Real Estate   None
      61                        since 1987             Developer; Chairman of White
                                                       Point Capital, LLC.
---------------------------------------------------------------------------------------------------------

OFFICERS****

---------------------------------------------------------------------------------------------------------
                                POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
      NAME AND AGE              LENGTH OF SERVICE***   PAST FIVE YEARS                OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
      Karla M. Rabusch          President, since       Executive Vice President of    None
      46                        2003                   Wells Fargo Bank, N.A. and
                                                       President of Wells Fargo
                                                       Funds Management, LLC.
                                                       Senior Vice President and
                                                       Chief Administrative Officer
                                                       of Wells Fargo Funds
                                                       Management, LLC from 2001 to
                                                       2003. Vice President of
                                                       Wells Fargo Bank, N.A. from
                                                       1997 to 2000.

---------------------------------------------------------------------------------------------------------
      Stacie D. DeAngelo        Treasurer, since       Senior Vice President of       None
      37                        2003                   Wells Fargo Bank, N.A. and
                                                       Senior Vice President of
                                                       Operations for Wells Fargo
                                                       Funds Management, LLC. Prior
                                                       there-to, Operations
                                                       Manager at Scudder Weisel
                                                       Capital, LLC from 2000 to
                                                       2001. Director of
                                                       Shareholder Services at
                                                       BISYS Fund Services from
                                                       1999 to 2000.
---------------------------------------------------------------------------------------------------------
      C. David Messman          Secretary, since       Vice President and Managing    None
      45                        2000                   Senior Counsel of Wells
                                                       Fargo Bank, N.A. and Senior
                                                       Vice President and Secretary
                                                       of Wells Fargo Funds
                                                       Management, LLC. Vice
                                                       President and Senior Counsel
                                                       of Wells Fargo Bank, N.A.
                                                       from 1996 to 2003.
---------------------------------------------------------------------------------------------------------

   * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund's Web site at www.wellsfargo.com/advantagefunds.

  ** As of January 31, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

 *** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

**** Effective February 8, 2006, A. Erdem Cimen replaced Stacie D. DeAngelo as the Treasurer of the Funds.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG         -- Association of Bay Area Governments
ADR          -- American Depositary Receipt
AMBAC        -- American Municipal Bond Assurance Corporation
AMT          -- Alternative Minimum Tax
ARM          -- Adjustable Rate Mortgages
BART         -- Bay Area Rapid Transit
CDA          -- Community Development Authority
CDSC         -- Contingent Deferred Sales Charge
CGIC         -- Capital Guaranty Insurance Company
CGY          -- Capital Guaranty Corporation
CMT          -- Constant Maturity Treasury
COFI         -- Cost of Funds Index
Connie Lee   -- Connie Lee Insurance Company
COP          -- Certificate of Participation
CP           -- Commercial Paper
CTF          -- Common Trust Fund
DW&P         -- Department of Water & Power
DWR          -- Department of Water Resources
EDFA         -- Education Finance Authority
FFCB         -- Federal Farm Credit Bank
FGIC         -- Financial Guaranty Insurance Corporation
FHA          -- Federal Housing Authority
FHLB         -- Federal Home Loan Bank
FHLMC        -- Federal Home Loan Mortgage Corporation
FNMA         -- Federal National Mortgage Association
FRN          -- Floating Rate Notes
FSA          -- Financial Security Assurance, Inc
GDR          -- Global Depositary Receipt
GNMA         -- Government National Mortgage Association
GO           -- General Obligation
HFA          -- Housing Finance Authority
HFFA         -- Health Facilities Financing Authority
IDA          -- Industrial Development Authority
IDR          -- Industrial Development Revenue
LIBOR        -- London Interbank Offered Rate
LLC          -- Limited Liability Corporation
LOC          -- Letter of Credit
LP           -- Limited Partnership
MBIA         -- Municipal Bond Insurance Association
MFHR         -- Multi-Family Housing Revenue
MUD          -- Municipal Utility District
MTN          -- Medium Term Note
PCFA         -- Pollution Control Finance Authority
PCR          -- Pollution Control Revenue
PFA          -- Public Finance Authority
PLC          -- Private Placement
PSFG         -- Public School Fund Guaranty
RAW          -- Revenue Anticipation Warrants
RDA          -- Redevelopment Authority
RDFA         -- Redevelopment Finance Authority
R&D          -- Research & Development
SFHR         -- Single Family Housing Revenue
SFMR         -- Single Family Mortgage Revenue
SLMA         -- Student Loan Marketing Association
STEERS       -- Structured Enhanced Return Trust
TBA          -- To Be Announced
TRAN         -- Tax Revenue Anticipation Notes
USD          -- Unified School District
V/R          -- Variable Rate
WEBS         -- World Equity Benchmark Shares
XLCA         -- XL Capital Assurance

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]
WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO            This report and the financial
ADVANTAGE FUNDS(SM) is available free         statements contained herein
upon request. To obtain literature,           are submitted for the general
please write, e-mail, visit the Funds'        information of the
Web site, or call:                            shareholders of WELLS FARGO
                                              ADVANTAGE FUNDS. If this
WELLS FARGO ADVANTAGE FUNDS                   report is used for promotional
P.O. Box 8266                                 purposes, distribution of the
Boston, MA 02266-8266                         report must be accompanied or
                                              preceded by a current
E-mail: wfaf@wellsfargo.com                   prospectus. For a prospectus
Web site: www.wellsfargo.com/advantagefunds   containing more complete
Retail Investment Professionals:              information, including charges
888-877-9275                                  and expenses, call
Institutional Investment Professionals:       1-800-222-8222 or visit the
866-765-0778                                  Funds' Web site at
                                              www.wellsfargo.com/advantagefunds.
                                              Please consider the investment
                                              objective, risks, charges and
                                              expenses of the investment
                                              carefully before investing.
                                              This and other information
                                              about WELLS FARGO ADVANTAGE
                                              FUNDS can be found in the
                                              current prospectus. Read the
                                              prospectus carefully before
                                              you invest or send money.

                                              Wells Fargo Funds Management,
                                              LLC, a wholly owned subsidiary
                                              of Wells Fargo & Company,
                                              provides investment advisory
                                              and administrative services
                                              for WELLS FARGO ADVANTAGE
                                              FUNDS. Other affiliates of
                                              Wells Fargo & Company provide
                                              sub-advisory and other
                                              services for the Funds. The
                                              Funds are distributed by
                                              WELLS FARGO FUNDS DISTRIBUTOR,
                                              LLC, Member NASD/SIPC, an
                                              affiliate of Wells Fargo &
                                              Company.

              -----------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
              -----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo  |  www.wellsfargo.com/advantagefunds |       RT55712 03-06
Advantage Funds, LLC. |                                    | SLCFLD/SAR120 01-06
All rights reserved.  |

                                                             [LOGO]
                                                             WELLS   ADVANTAGE
                                                             FARGO   FUNDS

--------------------------------------------------------------------------------
                                JANUARY 31, 2006
--------------------------------------------------------------------------------
                               Semi-Annual Report
[PHOTO OMITTED]
--------------------------------------------------------------------------------

                 WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                 Wells Fargo Advantage Capital Growth Fund

                 Wells Fargo Advantage Dividend Income Fund

                 Wells Fargo Advantage Growth Fund

                 Wells Fargo Advantage Growth and Income Fund

                 Wells Fargo Advantage Large Cap Growth Fund

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ......................................................  1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   Capital Growth Fund ......................................................  2
   Dividend Income Fund .....................................................  4
   Growth Fund ..............................................................  6
   Growth and Income Fund ...................................................  8
   Large Cap Growth Fund .................................................... 10
Fund Expenses ............................................................... 12
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   Capital Growth Fund ...................................................... 14
   Dividend Income Fund ..................................................... 19
   Growth Fund .............................................................. 25
   Growth and Income Fund ................................................... 31
   Large Cap Growth Fund .................................................... 35
Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ..................................... 40
   Statements of Operations ................................................. 42
   Statements of Changes in Net Assets ...................................... 44
   Financial Highlights ..................................................... 52
   Notes to Financial Highlights ............................................ 56
Notes to Financial Statements ............................................... 57
--------------------------------------------------------------------------------
Other Information (Unaudited) ............................................... 64
--------------------------------------------------------------------------------
List of Abbreviations ....................................................... 66
--------------------------------------------------------------------------------

             -----------------------------------------------------
               NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
             -----------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the semi-annual report for the WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDs. On the following pages, you will find a discussion of the Funds, including the Fund managers' strategic outlook, performance highlights, and information about the Funds' portfolios.

ECONOMY HOLDS UP AFTER EFFECTS OF GULF COAST STORMS
--------------------------------------------------------------------------------

      A promising start to the period gave way as investors braced for the full impact of rising fuel costs and the two U.S. Gulf Coast hurricanes. However, the economy shrugged off these events along with interest-rate hikes by the Federal Reserve (the Fed). The economy continued to exhibit growth and low inflation. Gross Domestic Product (GDP) growth pulled down the unemployment rate but was not so strong as to push up the rate of inflation.

      During January 2006, it was reported that the growth of the GDP slowed to 1.1% in the fourth quarter of 2005; however, most of that weakness emerged early in that quarter because car and truck sales plummeted from the unsustainable September and October levels. An end to auto sales incentive programs, the U.S. Gulf Coast storms, and the consequent spike in gasoline prices combined to produce a huge falloff in vehicle sales and production in October and November. By December, however, consumer spending had recovered and the economy appeared to have regained momentum going into January. Several of the December economic indicators, such as retail sales, durable goods orders, and industrial production, were stronger than had been anticipated.

STOCKS ARE VOLATILE BUT STRONG DURING REPORTING PERIOD
--------------------------------------------------------------------------------

      Although there was volatility within the stock market, overall large cap stocks produced positive returns during the reporting period. Stocks extended a second-quarter rally during the July through September period with their strongest gain since the closing months of 2004. Most of the third-quarter return came as the economy emerged from a mid-year soft patch in July. However, stocks also managed to move higher during the immediate aftermath of the hurricanes in late September, historically the weakest month of the year for the stock market.

      Stocks barely finished in the black during December 2005, capping an up-and-down fourth quarter of 2005 with the S&P 500 Index having its weakest fourth quarter in five years. Lower fuel costs and strong economic data triggered an impressive rally in November, which lost steam the following month amid worries over rising interest rates and the implication of an inverted yield curve. Energy stocks continued to follow the ups and downs of fuel costs by going from the best performing sector in the third quarter of 2005 to the worst performing sector during the final three months of 2005. Equity markets surged higher in the first month of 2006 as speculation that an end to the Fed's tightening cycle could soon be approaching.

LOOKING AHEAD: CORPORATIONS MAY CONTINUE TREND OF STOCK BUYBACKS
--------------------------------------------------------------------------------

      Economic signs indicate that companies are likely to add to the record amounts of cash on their balance sheets. Although this trend has been prevalent for a while, there is pressure on companies to either deploy these monies or return them to shareholders. The popularity of stock buybacks, which reached record levels in 2005, might continue into 2006 because they offer management more flexibility than dividend payments. The upbeat economic environment in both the United States and around the world, and a belief that there could be a pause in the Fed's interest rate hikes, may bode well for equities in 2006.

      Developments that could dampen the stock market in 2006 are an increase in inflation, as higher energy and commodity prices get passed on to consumers, and a slowdown in the housing market, which might reduce spending if consumers are less likely to take equity out of their home.

      That's one of the reasons we believe successful investing includes a balanced approach of owning a diversified portfolio while keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals. To help you reach your diversification goals, we offer Funds across every key category, each one guided by skillful, independent money managers--our subadvisers--chosen for their focused attention to a particular investment style. We believe that our insistence on seeking outstanding money managers who share our dedication to pursuing consistent, long-term results, offers our investors the firm footing they need to navigate changing market conditions and move forward to meeting their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us and we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Thomas J. Pence, CFA                    11/03/1997
   Erik J. Voss, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 7.10% 1 for the six-month period that ended January 31, 2006, outperforming its benchmark, the S&P 500 Index 2, which returned 4.67%, and outperforming the Russell 1000(R) Growth Index 3, which returned 3.91% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT
MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      During the period, the Fund produced positive results due to its holdings within health care, energy, and information technology. In health care, holdings in managed health care providers WellPoint, Inc., and UnitedHealth Group Inc. advanced during the period. In addition, Gilead Sciences, Inc., produced solid results as the firm continued to gain share in the HIV market and as it negotiated more favorable royalty terms for its patents used in Tamiflu(R), a flu-fighting vaccination.

      The Fund continued to be heavily positioned in energy during the six-month period, which also helped performance. Transocean Inc., an offshore drilling company, posted healthy gains as the market for deepwater rigs continued to be competitive. The firm's large market share in deepwater assets allowed it to sustain favorable contract pricing while increasing its revenue visibility. Further, the company appears poised to capitalize on the future sustained drilling cycle as it meets its contract obligations beyond 2006.

      The Fund's third area of strength came from its large position in Marvell Technology Group Ltd. Marvell is a semiconductor firm that continues to increase sales as it penetrates multiple consumer products, including but not limited to, wireless LAN and optical storage.

      On the other hand, our holdings within the telecommunications sector detracted from returns during the period. Specifically, Sprint Nextel Corporation did not perform well on the heels of the two companies (Sprint and Nextel) merging. As a result, we took advantage of the lower stock price and increased our position because we believe that Sprint Nextel Corporation has yet to realize the full benefits of the merger.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      In response to the Fund's underrepresentation in the consumer staples sector, we added to our position in CVS Corporation (a drugstore chain) after completing fundamental analysis that pointed to a positive long-term growth outlook for the company. While CVS detracted from Fund performance after releasing sales data in September 2005 that was below investors' expectations, the company still posted solid earnings for the third quarter in 2005. We were able to buy the stock during the temporary drop in price.

      Within technology, we rebalanced the Fund's holdings by adding exposure to semiconductors with a position in Advanced Micro Devices, Inc. This firm continued to see strong market share gains within the industry. In addition, we eliminated some of the Fund's holdings in the software category.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We expect 2006 to be more challenging than 2005. With little expectation that valuations will rise meaningfully, we believe earnings growth will be the driver of market returns. Currently, market participants appear to be discounting long-term earnings growth by approximately 5%. We will continue to focus on our investment process of identifying long-term growth opportunities in both core growth as well as developing growth companies.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL
MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of January 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

                                                                         6-Month*   1-Year   5-Year   Life of Fund
------------------------------------------------------------------------------------------------------------------
   CAPITAL GROWTH FUND - Administrator Class (Incept. Date 06/30/2003)     7.33      18.09    3.90        10.58
------------------------------------------------------------------------------------------------------------------
   CAPITAL GROWTH FUND - Institutional Class (Incept. Date 04/11/2005)     7.38      18.22    3.93        10.58
------------------------------------------------------------------------------------------------------------------
   CAPITAL GROWTH FUND - Investor Class (Incept. Date 11/03/1997)          7.10      17.50    3.63        10.40
------------------------------------------------------------------------------------------------------------------
   Benchmarks
------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 2                                                      4.67      10.38    0.37         5.77
------------------------------------------------------------------------------------------------------------------
      Russell 1000(R) Growth Index 3                                       3.91      10.81   (4.53)        3.04

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4  (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
   Beta**                                                    0.97
--------------------------------------------------------------------------------
   Price to Earnings (trailing 12 months)                   26.10x
--------------------------------------------------------------------------------
   Price to Book Ratio                                       3.40x
--------------------------------------------------------------------------------
   Median Market Cap. ($B)                                $ 27.14
--------------------------------------------------------------------------------
   Portfolio Turnover                                          50%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 4  (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                15%
Consumer Staples                                       6%
Energy                                                10%
Financials                                             7%
Health Care                                           24%
Industrials                                            5%
Information Technology                                26%
Materials                                              3%
Telecommunication Services                             4%

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF JANUARY 31, 2006)
----------------------------------------------------------------------
   WellPoint Incorporated                                 4.67%
----------------------------------------------------------------------
   Sprint Nextel Corporation                              3.71%
----------------------------------------------------------------------
   Yahoo! Incorporated                                    3.59%
----------------------------------------------------------------------
   Newmont Mining Corporation                             3.40%
----------------------------------------------------------------------
   CVS Corporation                                        2.95%
----------------------------------------------------------------------
   Allstate Corporation                                   2.83%
----------------------------------------------------------------------
   Comcast Corporation Class A                            2.79%
----------------------------------------------------------------------
   Transocean Incorporated                                2.71%
----------------------------------------------------------------------
   Marriott International Incorporated Class A            2.66%
----------------------------------------------------------------------
   Advanced Micro Devices Incorporated                    2.65%

GROWTH OF $10,000 INVESTMENT 6  (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

            WELLS FARGO ADVANTAGE
            CAPITAL GROWTH FUND -
                INVESTOR CLASS      S&P 500 INDEX   RUSSELL 1000(R) GROWTH INDEX
 11/3/1997          10,000              10,000                10,000
11/30/1997           9,940              10,463                10,425
12/31/1997          10,106              10,642                10,542
 1/31/1998          10,197              10,760                10,857
 2/28/1998          10,879              11,535                11,673
 3/31/1998          11,158              12,126                12,139
 4/30/1998          11,532              12,247                12,307
 5/31/1998          11,350              12,037                11,958
 6/30/1998          11,227              12,526                12,690
 7/31/1998          10,954              12,393                12,606
 8/31/1998           9,706              10,603                10,714
 9/30/1998           9,990              11,282                11,537
10/31/1998          10,550              12,199                12,464
11/30/1998          11,162              12,938                13,412
12/31/1998          11,605              13,683                14,622
 1/31/1999          12,127              14,255                15,480
 2/28/1999          12,014              13,812                14,773
 3/31/1999          12,781              14,365                15,551
 4/30/1999          13,399              14,921                15,571
 5/31/1999          13,008              14,569                15,093
 6/30/1999          13,791              15,377                16,150
 7/31/1999          13,709              14,897                15,637
 8/31/1999          13,770              14,824                15,892
 9/30/1999          13,584              14,418                15,558
10/31/1999          14,453              15,330                16,733
11/30/1999          15,323              15,641                17,636
12/31/1999          17,657              16,562                19,470
 1/31/2000          17,815              15,730                18,557
 2/29/2000          19,177              15,433                19,464
 3/31/2000          19,689              16,941                20,858
 4/30/2000          18,581              16,432                19,865
 5/31/2000          17,942              16,096                18,865
 6/30/2000          19,285              16,492                20,294
 7/31/2000          18,635              16,235                19,448
 8/31/2000          21,064              17,243                21,209
 9/30/2000          20,467              16,333                19,203
10/31/2000          19,270              16,263                18,294
11/30/2000          16,855              14,982                15,598
12/31/2000          18,248              15,056                15,104
 1/31/2001          18,918              15,589                16,148
 2/28/2001          17,333              14,169                13,406
 3/31/2001          16,557              13,272                11,947
 4/30/2001          17,771              14,302                13,458
 5/31/2001          17,734              14,398                13,260
 6/30/2001          16,891              14,048                12,953
 7/31/2001          16,620              13,910                12,630
 8/31/2001          16,152              13,040                11,597
 9/30/2001          15,101              11,987                10,439
10/31/2001          15,585              12,216                10,987
11/30/2001          16,243              13,152                12,042
12/31/2001          16,610              13,268                12,019
 1/31/2002          16,248              13,074                11,807
 2/28/2002          16,061              12,822                11,317
 3/31/2002          16,664              13,304                11,709
 4/30/2002          16,350              12,498                10,753
 5/31/2002          15,659              12,406                10,493
 6/30/2002          14,467              11,523                 9,522
 7/31/2002          13,961              10,625                 8,999
 8/31/2002          14,037              10,694                 9,026
 9/30/2002          13,034               9,533                 8,089
10/31/2002          14,051              10,371                 8,831
11/30/2002          14,560              10,981                 9,311
12/31/2002          13,605              10,336                 8,668
 1/31/2003          13,260              10,066                 8,458
 2/28/2003          13,107               9,915                 8,419
 3/31/2003          13,461              10,010                 8,575
 4/30/2003          14,483              10,835                 9,209
 5/31/2003          15,109              11,405                 9,669
 6/30/2003          15,275              11,551                 9,802
 7/31/2003          15,683              11,755                10,046
 8/31/2003          15,926              11,984                10,296
 9/30/2003          15,658              11,857                10,186
10/31/2003          16,552              12,527                10,758
11/30/2003          16,667              12,637                10,871
12/31/2003          17,063              13,300                11,247
 1/31/2004          17,484              13,544                11,476
 2/29/2004          17,688              13,732                11,549
 3/31/2004          17,561              13,525                11,335
 4/30/2004          17,446              13,313                11,203
 5/31/2004          17,995              13,495                11,412
 6/30/2004          18,289              13,757                11,555
 7/31/2004          17,459              13,302                10,901
 8/31/2004          17,139              13,356                10,847
 9/30/2004          18,110              13,500                10,951
10/31/2004          18,557              13,706                11,121
11/30/2004          19,489              14,261                11,504
12/31/2004          20,051              14,746                11,955
 1/31/2005          19,247              14,386                11,556
 2/28/2005          19,323              14,689                11,679
 3/31/2005          19,172              14,429                11,467
 4/30/2005          18,711              14,156                11,248
 5/31/2005          19,938              14,606                11,792
 6/30/2005          20,220              14,626                11,749
 7/31/2005          21,114              15,171                12,323
 8/31/2005          20,986              15,033                12,165
 9/30/2005          21,447              15,154                12,220
10/31/2005          20,923              14,901                12,102
11/30/2005          21,868              15,464                12,624
12/31/2005          21,944              15,471                12,584
 1/31/2006          22,614              15,881                12,806

--------------------------------------------------------------------------------
      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Large Company Growth Fund, its predecessor fund, and for periods prior to June 30, 2003, reflects the performance of the Investor Class shares of the Strong Large Company Growth Fund, and for periods prior to September 16, 2002, reflects the performance of the Rockhaven Premier Dividend Fund adjusted to remove the load previously charged on the Rockhaven Premier Dividend Fund. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Large Company Growth Fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares, its predecessor fund, and for periods prior to September 16, 2002, reflects the performance of the Rockhaven Premier Dividend Fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Investor Class shares returns are substantially similar to what the Institutional Class shares returns would be because the shares are invested in the same portfolio of securities and the returns differ only to the extent that the Classes do not have the same fees and expenses.Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Large Company Growth Fund, its predecessor fund, and for periods prior to September 16, 2002, reflects the performance of the Rockhaven Premier Dividend Fund, adjusted to reflect Investor Class expenses. The Rockhaven Premier Dividend Fund's investment strategy emphasized investments in convertible securities.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

3 The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index.

4 Fund characteristics, portfolio holdings, and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings, and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND Investor Class shares for the life of the Fund with the S&P 500 Index and the Russell 1000(R) Growth Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND (the Fund) seeks above-average dividend income and long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Jennifer C. Newell, CFA                 07/01/1993
   Roger D. Newell

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's  Investor  Class shares  returned  3.79% 1   for the  six-month
period that ended January 31, 2006, underperforming its benchmark, the S&P 500 Index 2, which returned 4.67%, and underperforming the Russell 1000(R) Value Index 3, which returned 6.21% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT
MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      During the period, stocks in the chemical, technology, and insurance sectors hurt the Fund's performance relative to the S&P 500 Index. High raw materials costs hurt the earnings of the chemical companies, while in technology, investor disappointment over Intel's earnings projection caused that stock to decline. Since the Fund was overweighted in Intel relative to the S&P 500 Index, the stock hurt the Fund's relative performance. Within the insurance sector, high claims from the hurricane season in the Gulf of Mexico hurt the Fund's holding in Allstate Insurance after the company's earnings faltered.

      Investor concerns that rising interest rates and energy prices would dampen consumer spending weighed heavily on consumer discretionary stocks, and the Fund's underweighted position in this sector relative to the S&P 500 Index helped performance. The Fund's overweighted position relative to the S&P 500 Index in petroleum aided performance as investors saw growing evidence that supply constraints and strong global demand for oil would keep oil prices high for a longer time than expected. In the industrials sector, machinery and railroad stocks made the strongest contributions to the Fund's performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the last six months, we increased holdings in the financial services and pharmaceutical groups. For example, we added to U.S. Bancorp and Bank of America Corporation as their respective relative yields rose. We reduced holdings of stocks in the petroleum group as their relative yields declined.

      The Fund's relative yield investment discipline identifies stocks with long histories of paying dividends that are typically above the market: we seek to buy when a stock's yield is currently high relative to the market and to the stock's yield history. We seek to sell when the stock's relative yield is currently low.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that the stocks of major U.S. dividend-paying companies will do well in the coming year because many major U.S. companies have accumulated large amounts of cash on their balance sheets, and they may use this cash for growth purposes. While the Fund's holdings are generally dividend-paying stocks, many also have good growth prospects, and we believe the Fund should participate in the movement of this segment of the market.

      In addition, major U.S. companies have been increasing dividends at a greater rate in recent years, and in the coming months, we believe it is likely that corporations will continue to use some of their accumulated cash flows to increase dividends at a steady, and in some cases, a rapid rate. This trend is important because dividends are a significant part of the total return that shareholders may receive from the Fund.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of January 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1  (%) (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

                                                                         6-Month*   1-Year   5-Year   10-Year
-------------------------------------------------------------------------------------------------------------
   DIVIDEND INCOME FUND - Administrator Class (Incept. Date 12/31/2001)    4.07      10.97    3.95      9.09
-------------------------------------------------------------------------------------------------------------
   DIVIDEND INCOME FUND - Investor Class (Incept. Date 07/01/1993)         3.79      10.50    3.60      8.91
-------------------------------------------------------------------------------------------------------------
   Benchmarks
-------------------------------------------------------------------------------------------------------------
      S&P 500 Index 2                                                      4.67      10.38    0.37      8.99
-------------------------------------------------------------------------------------------------------------
      Russell 1000(R) Value Index 3                                        6.21      13.22    6.00     11.03
-------------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4  (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
   Beta**                                                    0.88
--------------------------------------------------------------------------------
   Price to Earnings (trailing 12 months)                   15.20x
--------------------------------------------------------------------------------
   Price to Book Ratio                                       2.56x
--------------------------------------------------------------------------------
   Median Market Cap. ($B)                                $ 30.58
--------------------------------------------------------------------------------
   Portfolio Turnover                                           5%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 4  (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                 4%
Consumer Staples                                      12%
Energy                                                16%
Financials                                            28%
Health Care                                            8%
Industrials                                           10%
Information Technology                                 6%
Materials                                              7%
Telecommunication Services                             3%
Utilities                                              6%

TEN LARGEST EQUITY HOLDINGS 4,5  (AS OF JANUARY 31, 2006)
----------------------------------------------------------------------
  Citigroup Incorporated                                   4.62%
----------------------------------------------------------------------
  Bank of America Corporation                              3.63%
----------------------------------------------------------------------
  Exxon Mobil Corporation                                  3.53%
----------------------------------------------------------------------
  Pfizer Incorporated                                      3.33%
----------------------------------------------------------------------
  General Electric Company                                 2.91%
----------------------------------------------------------------------
  Procter & Gamble Company                                 2.64%
----------------------------------------------------------------------
  McDonald's Corporation                                   2.53%
----------------------------------------------------------------------
  ConocoPhillips                                           2.36%
----------------------------------------------------------------------
  Microsoft Corporation                                    2.30%
----------------------------------------------------------------------
  Royal Dutch Shell plc ADR Class A                        2.29%

GROWTH OF $10,000 INVESTMENT 6  (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

            WELLS FARGO ADVANTAGE
            DIVIDEND INCOME FUND -
                INVESTOR CLASS       S&P 500 INDEX   RUSSELL 1000(R) VALUE INDEX
 1/31/1996           10,000              10,000               10,000
 2/29/1996            9,828              10,093               10,076
 3/31/1996            9,740              10,190               10,247
 4/30/1996            9,740              10,340               10,286
 5/31/1996            9,780              10,607               10,415
 6/30/1996           10,142              10,647               10,423
 7/31/1996            9,619              10,177               10,030
 8/31/1996            9,674              10,392               10,316
 9/30/1996            9,786              10,976               10,726
10/31/1996           10,106              11,279               11,141
11/30/1996           10,506              12,131               11,949
12/31/1996           10,634              11,890               11,797
 1/31/1997           10,829              12,633               12,368
 2/28/1997           10,906              12,732               12,550
 3/31/1997           10,607              12,210               12,099
 4/30/1997           10,683              12,938               12,607
 5/31/1997           11,212              13,725               13,312
 6/30/1997           11,622              14,340               13,883
 7/31/1997           11,863              15,480               14,927
 8/31/1997           11,432              14,613               14,395
 9/30/1997           12,089              15,413               15,265
10/31/1997           12,097              14,899               14,839
11/30/1997           13,015              15,588               15,495
12/31/1997           13,565              15,856               15,947
 1/31/1998           13,501              16,031               15,721
 2/28/1998           13,629              17,187               16,780
 3/31/1998           14,823              18,066               17,806
 4/30/1998           14,261              18,248               17,925
 5/31/1998           13,994              17,934               17,660
 6/30/1998           14,274              18,662               17,886
 7/31/1998           13,969              18,464               17,570
 8/31/1998           13,635              15,797               14,955
 9/30/1998           14,972              16,809               15,814
10/31/1998           15,205              18,175               17,039
11/30/1998           15,588              19,277               17,833
12/31/1998           16,325              20,387               18,440
 1/31/1999           15,752              21,239               18,587
 2/28/1999           15,296              20,579               18,324
 3/31/1999           15,183              21,402               18,704
 4/30/1999           16,727              22,231               20,451
 5/31/1999           17,020              21,707               20,226
 6/30/1999           17,280              22,910               20,813
 7/31/1999           17,231              22,196               20,204
 8/31/1999           16,926              22,086               19,454
 9/30/1999           16,734              21,481               18,774
10/31/1999           17,002              22,840               19,855
11/30/1999           16,754              23,304               19,699
12/31/1999           16,420              24,676               19,794
 1/31/2000           16,744              23,436               19,149
 2/29/2000           15,262              22,993               17,726
 3/31/2000           17,012              25,241               19,889
 4/30/2000           17,572              24,482               19,657
 5/31/2000           18,055              23,981               19,865
 6/30/2000           17,282              24,572               18,957
 7/31/2000           17,530              24,189               19,194
 8/31/2000           18,748              25,690               20,262
 9/30/2000           20,033              24,334               20,448
10/31/2000           19,614              24,231               20,950
11/30/2000           19,500              22,322               20,172
12/31/2000           20,907              22,432               21,183
 1/31/2001           19,664              23,227               21,264
 2/28/2001           19,879              21,110               20,673
 3/31/2001           19,922              19,774               19,943
 4/30/2001           21,317              21,309               20,921
 5/31/2001           21,173              21,452               21,391
 6/30/2001           20,082              20,930               20,916
 7/31/2001           19,767              20,724               20,872
 8/31/2001           19,477              19,428               20,036
 9/30/2001           18,797              17,859               18,626
10/31/2001           18,736              18,200               18,465
11/30/2001           18,262              19,596               19,539
12/31/2001           18,566              19,768               19,999
 1/31/2002           18,370              19,479               19,845
 2/28/2002           18,407              19,104               19,877
 3/31/2002           19,149              19,822               20,817
 4/30/2002           18,289              18,621               20,103
 5/31/2002           18,302              18,484               20,204
 6/30/2002           17,316              17,168               19,044
 7/31/2002           16,043              15,830               17,274
 8/31/2002           16,130              15,934               17,404
 9/30/2002           14,280              14,204               15,469
10/31/2002           14,882              15,453               16,615
11/30/2002           15,320              16,361               17,662
12/31/2002           14,896              15,400               16,894
 1/31/2003           14,468              14,998               16,485
 2/28/2003           14,104              14,772               16,046
 3/31/2003           14,232              14,914               16,073
 4/30/2003           15,393              16,143               17,487
 5/31/2003           16,150              16,993               18,616
 6/30/2003           16,361              17,210               18,849
 7/31/2003           16,526              17,514               19,130
 8/31/2003           16,488              17,855               19,428
 9/30/2003           16,275              17,666               19,238
10/31/2003           17,290              18,665               20,416
11/30/2003           17,442              18,829               20,692
12/31/2003           18,545              19,815               21,968
 1/31/2004           18,685              20,179               22,354
 2/29/2004           18,965              20,459               22,833
 3/31/2004           18,763              20,151               22,633
 4/30/2004           18,368              19,835               22,080
 5/31/2004           18,572              20,107               22,306
 6/30/2004           18,940              20,497               22,833
 7/31/2004           18,646              19,819               22,511
 8/31/2004           18,940              19,899               22,831
 9/30/2004           19,241              20,114               23,185
10/31/2004           19,780              20,421               23,570
11/30/2004           20,769              21,247               24,762
12/31/2004           21,149              21,970               25,591
 1/31/2005           21,239              21,435               25,137
 2/28/2005           22,130              21,885               25,970
 3/31/2005           21,796              21,498               25,614
 4/30/2005           21,474              21,091               25,155
 5/31/2005           21,810              21,761               25,761
 6/30/2005           21,936              21,792               26,043
 7/31/2005           22,611              22,603               26,795
 8/31/2005           22,544              22,397               26,680
 9/30/2005           22,774              22,579               27,053
10/31/2005           22,368              22,202               26,366
11/30/2005           22,964              23,041               27,229
12/31/2005           23,027              23,050               27,395
 1/31/2006           23,469              23,661               28,458

--------------------------------------------------------------------------------
      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Dividend Income Fund, its predecessor fund, and for periods prior to December 31, 2001, reflects the performance of the Investor Class shares of the Strong Dividend Income Fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE
DIVIDEND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Dividend Income Fund, its predecessor fund. For periods prior to December 8, 2001, performance is based on the Fund's previous investment strategy as a non-diversified utilities fund.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

3 The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

4 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND Investor Class shares for the most recent ten years with the S&P 500 Index and the Russell 1000(R) Value Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE GROWTH FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Thomas C. Ognar, CFA                    12/31/1993
   Bruce C. Olson, CFA
   Brandon M. Nelson, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's  Investor  Class shares  returned  12.98% 1   for the six-month
period that ended January 31, 2006, outperforming its benchmark, the S&P 500 Index 2, which returned 4.67%, and outperforming the Russell 3000(R) Growth Index 3, which returned 4.51%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.
CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      During the period, a backdrop of stable trends in longer-term treasury yields, inflation, and credit spreads focused the market on the stocks of companies with strong revenue and earnings growth. We believe this period may have seen the crossing point where growth stocks start to outperform value stocks after five years of underperformance. This shift in favor of growth stocks--combined with our selection of stocks based on good fundamentals, superior business models, and positive momentum--helped the Fund outperform both of its benchmarks.

      Our disciplined investment style has allowed us to find opportunities in areas of the market that traditional growth managers may overlook. Joy Global, one of the Fund's top performing holdings, was a solid example of capturing an opportunity when a historical value stock became a growth opportunity. Joy Global, a leader in mining equipment, demonstrated strong backlog growth, accelerating revenue and earnings growth, with strong improving incremental margins.

      On the other hand, Juniper Networks was a negative contributor to performance. Our thesis on Juniper was driven by its historic market share gains, its upward earnings revisions, and telecommunications' networks moving from circuit-switched to Internet protocol. We still believe Juniper is positioned to grab market share in this fast growing area of technology, even though it dragged on performance during the six-month period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Our typical goal when we buy a stock is to find an opportunity where growth is underestimated. Google embodies this theme and so we added it to the Fund. We are bullish on the prospects for Internet advertising because online advertising is still a small segment of the overall advertising market. Further, Google is the dominant company in the industry and continues to take market share from competitors.

      When stocks are sold, it is usually because of a material deceleration in a company's earnings or revenue growth outlook. For example, Dell, Inc., was sold after our research discovered that the company was increasingly focused on defensive initiatives. Our discipline is to sell a stock when it changes its growth strategy.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that our style should work particularly well in the coming year given the current economic backdrop of stable trends in longer-term treasury yields, inflation, and credit spreads that are focusing the market on the stocks of companies with strong revenue and earnings growth. We look for stocks that we believe may deliver robust growth on a sustainable basis. Our discipline is to let the stocks of companies with accelerating fundamentals continue to appreciate, while at the same time remaining sensitive to changes in fundamentals. When a company falters or deviates from our original investment thesis, we move quickly to trim or eliminate our position. This discipline is the essence of our investment process and we believe it may position the Fund for continued growth.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL
COMPANY SECURITIES RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of January 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE GROWTH FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class C shares of the WELLS FARGO ADVANTAGE GROWTH FUND for periods prior to April 11,2005,reflects the performance of the Class C shares of the Strong Growth Fund, its predecessor fund, and for periods prior to December 26, 2002, reflects the performance of the Investor Class shares of the Strong Growth Fund, adjusted to reflect Class C sales charges and expenses. Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE GROWTH FUND for periods prior to April 11,2005,reflects the performance of the Class K shares of the Strong Growth Fund,its predecessor fund,and for periods prior to August 30, 2002, reflects the performance of the Investor Class shares of the Strong Growth Fund. Performance shown for the Advisor Class shares of the WELLS FARGO

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1  (%) (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

                                                                    Including Sales Charge            Excluding Sales Charge
                                                             ----------------------------------  --------------------------------
                                                             6-Month*  1-Year  5-Year  10-Year  6-Month*  1-Year  5-Year  10-Year
---------------------------------------------------------------------------------------------------------------------------------
    GROWTH FUND - Class C (Incept. Date 12/26/2002)            11.67    20.09  (3.35)    8.12     12.67    21.09  (3.35)    8.12
---------------------------------------------------------------------------------------------------------------------------------
    GROWTH FUND - Administrator Class
    (Incept. Date 08/30/2002)                                                                     13.27    22.09  (2.12)    9.46
---------------------------------------------------------------------------------------------------------------------------------
    GROWTH FUND - Advisor Class (Incept. Date 02/24/2000)                                         13.05    21.70  (2.57)    9.04
---------------------------------------------------------------------------------------------------------------------------------
    GROWTH FUND - Institutional Class
    (Incept. Date 02/24/2000)                                                                     13.35    22.21  (1.88)    9.64
---------------------------------------------------------------------------------------------------------------------------------
    GROWTH FUND - Investor Class (Incept. Date 12/31/1993)                                        12.98    21.50  (2.55)    9.22
---------------------------------------------------------------------------------------------------------------------------------
    Benchmarks
---------------------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 2                                                                              4.67    10.38   0.37     8.99
---------------------------------------------------------------------------------------------------------------------------------
      Russell 3000(R) Growth Index 3                                                               4.51    11.57  (3.99)    6.43

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4  (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
   Beta**                                                 1.18
--------------------------------------------------------------------------------
   Price to Earnings (trailing 12 months)                32.10x
--------------------------------------------------------------------------------
   Price to Book Ratio                                    5.05x
--------------------------------------------------------------------------------
   Median Market Cap. ($B)                              $ 7.19
--------------------------------------------------------------------------------
   Portfolio Turnover                                       64%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 4  (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTD BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                          15%
Consumer Staples                                 2%
Energy                                          12%
Financials                                       7%
Health Care                                     18%
Industrials                                      7%
Information Technology                          31%
Materials                                        2%
Telecommunication Services                       6%

TEN LARGEST EQUITY HOLDINGS 4,5  (AS OF JANUARY 31, 2006)
----------------------------------------------------------------------
  Google Incorporated Class A                              3.08%
----------------------------------------------------------------------
  NII Holdings Incorporated                                2.81%
----------------------------------------------------------------------
  Alliance Data Systems Corporation                        2.55%
----------------------------------------------------------------------
  Ultra Petroleum Corporation                              2.31%
----------------------------------------------------------------------
  Station Casinos Incorporated                             2.13%
----------------------------------------------------------------------
  Joy Global Incorporated                                  2.12%
----------------------------------------------------------------------
  Covance Incorporated                                     2.12%
----------------------------------------------------------------------
  Marvell Technology Group Limited                         2.04%
----------------------------------------------------------------------
  Microchip Technology Incorporated                        1.84%
----------------------------------------------------------------------
  Schlumberger Limited                                     1.80%

GROWTH OF $10,000 INVESTMENT 6  (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE
                 GROWTH FUND -                             RUSSELL 3000(R)
                INVESTOR CLASS       S&P 500 INDEX          GROWTH INDEX
 1/31/1996           10,000              10,000                10,000
 2/29/1996           10,386              10,093                10,210
 3/31/1996           10,717              10,190                10,241
 4/30/1996           11,674              10,340                10,563
 5/31/1996           12,389              10,607                10,951
 6/30/1996           11,819              10,647                10,887
 7/31/1996           10,629              10,177                10,178
 8/31/1996           11,040              10,392                10,488
 9/30/1996           12,003              10,976                11,229
10/31/1996           11,857              11,279                11,241
11/30/1996           12,294              12,131                12,034
12/31/1996           12,020              11,890                11,842
 1/31/1997           12,774              12,633                12,621
 2/28/1997           12,085              12,732                12,472
 3/31/1997           11,199              12,210                11,779
 4/30/1997           11,532              12,938                12,481
 5/31/1997           12,576              13,725                13,460
 6/30/1997           13,181              14,340                13,992
 7/31/1997           14,478              15,480                15,180
 8/31/1997           14,119              14,613                14,416
 9/30/1997           15,043              15,413                15,171
10/31/1997           14,478              14,899                14,573
11/30/1997           14,285              15,588                15,092
12/31/1997           14,310              15,856                15,246
 1/31/1998           13,919              16,031                15,638
 2/28/1998           15,092              17,187                16,833
 3/31/1998           15,850              18,066                17,507
 4/30/1998           15,748              18,248                17,737
 5/31/1998           15,248              17,934                17,160
 6/30/1998           16,647              18,662                18,133
 7/31/1998           16,256              18,464                17,889
 8/31/1998           13,669              15,797                15,086
 9/30/1998           14,537              16,809                16,273
10/31/1998           14,646              18,175                17,545
11/30/1998           15,795              19,277                18,881
12/31/1998           18,172              20,387                20,584
 1/31/1999           19,375              21,239                21,772
 2/28/1999           18,414              20,579                20,704
 3/31/1999           20,055              21,402                21,769
 4/30/1999           20,096              22,231                21,928
 5/31/1999           19,368              21,707                21,307
 6/30/1999           21,058              22,910                22,771
 7/31/1999           20,354              22,196                22,048
 8/31/1999           20,581              22,086                22,322
 9/30/1999           20,532              21,481                21,914
10/31/1999           22,658              22,840                23,493
11/30/1999           25,213              23,304                24,841
12/31/1999           31,811              24,676                27,547
 1/31/2000           31,026              23,436                26,329
 2/29/2000           40,473              22,993                27,974
 3/31/2000           37,841              25,241                29,556
 4/30/2000           33,399              24,482                28,036
 5/31/2000           31,552              23,981                26,553
 6/30/2000           34,487              24,572                28,659
 7/31/2000           33,952              24,189                27,377
 8/31/2000           38,002              25,690                29,882
 9/30/2000           37,154              24,334                27,145
10/31/2000           32,908              24,231                25,796
11/30/2000           28,055              22,322                21,935
12/31/2000           28,874              22,432                21,372
 1/31/2001           27,486              23,227                22,866
 2/28/2001           23,419              21,110                19,037
 3/31/2001           20,954              19,774                16,990
 4/30/2001           22,523              21,309                19,133
 5/31/2001           22,224              21,452                18,905
 6/30/2001           21,893              20,930                18,541
 7/31/2001           20,964              20,724                18,000
 8/31/2001           19,256              19,428                16,550
 9/30/2001           16,823              17,859                14,830
10/31/2001           17,324              18,200                15,648
11/30/2001           18,733              19,596                17,139
12/31/2001           18,943              19,768                17,177
 1/31/2002           18,504              19,479                16,853
 2/28/2002           17,443              19,104                16,127
 3/31/2002           18,322              19,822                16,740
 4/30/2002           17,561              18,621                15,443
 5/31/2002           17,154              18,484                15,031
 6/30/2002           16,083              17,168                13,649
 7/31/2002           14,658              15,830                12,805
 8/31/2002           14,497              15,934                12,841
 9/30/2002           13,693              14,204                11,534
10/31/2002           14,604              15,453                12,562
11/30/2002           15,397              16,361                13,279
12/31/2002           14,154              15,400                12,362
 1/31/2003           13,865              14,998                12,059
 2/28/2003           13,779              14,772                11,987
 3/31/2003           14,047              14,914                12,207
 4/30/2003           14,904              16,143                13,126
 5/31/2003           15,933              16,993                13,834
 6/30/2003           16,211              17,210                14,029
 7/31/2003           16,886              17,514                14,427
 8/31/2003           17,626              17,855                14,816
 9/30/2003           17,068              17,666                14,642
10/31/2003           18,322              18,665                15,496
11/30/2003           18,622              18,829                15,684
12/31/2003           18,418              19,815                16,190
 1/31/2004           18,868              20,179                16,560
 2/29/2004           19,072              20,459                16,655
 3/31/2004           18,815              20,151                16,376
 4/30/2004           18,397              19,835                16,136
 5/31/2004           19,072              20,107                16,438
 6/30/2004           19,597              20,497                16,669
 7/31/2004           18,151              19,819                15,681
 8/31/2004           17,690              19,899                15,583
 9/30/2004           18,429              20,114                15,787
10/31/2004           18,783              20,421                16,045
11/30/2004           19,940              21,247                16,663
12/31/2004           20,733              21,970                17,312
 1/31/2005           19,886              21,435                16,717
 2/28/2005           20,058              21,885                16,899
 3/31/2005           19,747              21,498                16,563
 4/30/2005           18,783              21,091                16,185
 5/31/2005           20,111              21,761                16,997
 6/30/2005           20,347              21,792                16,986
 7/31/2005           21,386              22,603                17,847
 8/31/2005           21,033              22,397                17,615
 9/30/2005           21,526              22,579                17,701
10/31/2005           21,258              22,202                17,487
11/30/2005           22,479              23,041                18,262
12/31/2005           22,597              23,050                18,207
 1/31/2006           24,162              23,661                18,651

--------------------------------------------------------------------------------

ADVANTAGE GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Growth Fund, its predecessor fund, and for periods prior to February 24, 2000, reflects the performance of the Investor Class shares of the Strong Growth Fund, adjusted to reflect Advisor Class expenses. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Growth Fund, its predecessor fund, and for periods prior to February 24, 2000, reflects the performance of the Investor Class shares of the Strong Growth Fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Growth Fund, its predecessor fund.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

3 The Russell 3000(R) Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.You cannot invest directly in an Index.

4 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE GROWTH FUND Investor Class shares for the most recent ten years with the S&P 500 Index and the Russell 3000(R) Growth Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND (the Fund) seeks total return, comprised of long-term capital appreciation and current income.

ADVISER                                  SUBADVISER
   Wells Fargo Funds Management, LLC       Matrix Asset Advisors, Inc.

FUND MANAGER                             FUND INCEPTION DATE
   David A. Katz, CFA                       12/29/1995

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 2.61% 1 for the six-month period that ended January 31, 2006, underperforming its benchmark, the S&P 500 Index 2, which returned 4.67% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT
MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Relative exposure to different sectors and company sizes versus the market were the two main drivers that affected Fund performance. The Fund was underrepresented in energy, which was the best performing sector, and was overweighted in a number of mega cap stocks, which were among the biggest laggards for the period.

      Underrepresentation in energy was based on our assessment that this sector was either fully valued or that its positive business and stock trend was not sustainable. Over the short term, we missed the mark as speculative trading, heightened geopolitical concerns, and a volatile hurricane season caused a spike in energy prices.

      Our belief that a number of the market's large companies represented a rare opportunity was premature, as strong business progress and historic low valuations for these businesses did not help performance. For example, drug giant Pfizer was trading at the bargain price of 12 times its earnings during the period, which represented a lull for the company. In contrast, some of the market drivers we identified, including utilities and real estate-related stocks, rotated away from their highs early in the period, slumped temporarily in October and November, then started to play out again toward the end of the fourth quarter in 2005 and on into January.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the six-month period, we sold American Express and Baxter International Inc. because they reached target sell prices. We also scaled back on American Power Conversion Corp. and MedImmune Inc. because both stocks became oversized as a result of stock appreciation. Due to weakening business outlooks, we sold positions in Fannie Mae, Fifth Third Bancorp, Lucent Technologies, and Merck & Co., Inc. New positions added to the Fund included Cisco Systems Inc., First Data Corporation, and Tyco International, Ltd.

      While we continue to use a bottom-up, stock-by-stock investment strategy, the Fund is currently overweighted in industries that appear poised for growth, including technology with a bias toward semiconductors, money center banks and brokers, media and entertainment stocks, drugs, and selected retailers.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We anticipate continued profit growth, reasonable inflation, moderate interest rates, and stabilizing commodity prices for the year ahead. With the historically low relative valuation of large cap stocks in comparison to small and mid cap stocks, we expect the market to shift its focus to large and mega cap stocks.

      At year-end, the Fund maintained overweighted exposure to capital market-oriented financials and technology companies. Both sectors are trading at historically low valuation levels and may benefit from increased business spending and from the possibility that the Federal Reserve will pull back from its cycle of raising interest rates. We continue to find value in large-cap and mega-cap blue chip stocks that offer attractive long-term business fundamentals.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of January 31, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1  (%) (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

                                                                                6-Month*   1-Year   5-Year   10-Year
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
      GROWTH AND INCOME FUND - Administrator Class (Incept. Date 12/31/2001)      2.74       4.12   (2.69)     8.51
--------------------------------------------------------------------------------------------------------------------
      GROWTH AND INCOME FUND - Advisor Class (Incept. Date 02/29/2000)            2.69       3.92   (2.99)     8.21
--------------------------------------------------------------------------------------------------------------------
      GROWTH AND INCOME FUND - Institutional Class (Incept. Date 02/29/2000)      2.92       4.53   (2.33)     8.75
--------------------------------------------------------------------------------------------------------------------
      GROWTH AND INCOME FUND - Investor Class (Incept. Date 12/29/1995)           2.61       3.76   (3.01)     8.33
--------------------------------------------------------------------------------------------------------------------
      Benchmark
--------------------------------------------------------------------------------------------------------------------
          S&P 500 Index 2                                                         4.67      10.38    0.37      8.99

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3  (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
      Beta**                                                          1.33
--------------------------------------------------------------------------------
      Price to Earnings (trailing 12 months)                         18.13x
--------------------------------------------------------------------------------
      Price to Book Ratio                                             2.38x
--------------------------------------------------------------------------------
      Median Market Cap. ($B)                                       $51.64
--------------------------------------------------------------------------------
      Portfolio Turnover                                                 9%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 3  (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                   14%
Consumer Staples                          5%
Energy                                    8%
Financials                               29%
Health Care                              13%
Industrials                               9%
Information Technology                   22%

TEN LARGEST EQUITY HOLDINGS 3,  4  (AS OF JANUARY 31, 2006)
-------------------------------------------------------------------------------
      Morgan Stanley                                                  4.28%
-------------------------------------------------------------------------------
      Vishay Intertechnology Incorporated                             4.25%
-------------------------------------------------------------------------------
      Microsoft Corporation                                           4.03%
-------------------------------------------------------------------------------
      Novellus Systems Incorporated                                   3.98%
-------------------------------------------------------------------------------
      Symbol Technologies Incorporated                                3.86%
-------------------------------------------------------------------------------
      Wal-Mart Stores Incorporated                                    3.82%
-------------------------------------------------------------------------------
      Time Warner Incorporated                                        3.74%
-------------------------------------------------------------------------------
      Pfizer Incorporated                                             3.68%
-------------------------------------------------------------------------------
      Citigroup Incorporated                                          3.67%
-------------------------------------------------------------------------------
      American International Group Incorporated                       3.58%

GROWTH OF $10,000 INVESTMENT 5  (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE
              GROWTH AND INCOME FUND -
                  INVESTOR CLASS           S&P 500 INDEX
 1/31/1996            10,000                  10,000
 2/29/1996            10,550                  10,093
 3/31/1996            10,758                  10,190
 4/30/1996            11,029                  10,340
 5/31/1996            11,280                  10,607
 6/30/1996            11,155                  10,647
 7/31/1996            10,719                  10,177
 8/31/1996            11,048                  10,392
 9/30/1996            11,659                  10,976
10/31/1996            11,988                  11,279
11/30/1996            12,762                  12,131
12/31/1996            12,733                  11,890
 1/31/1997            13,257                  12,633
 2/28/1997            13,325                  12,732
 3/31/1997            12,844                  12,210
 4/30/1997            13,534                  12,938
 5/31/1997            14,234                  13,725
 6/30/1997            14,932                  14,340
 7/31/1997            16,363                  15,480
 8/31/1997            15,604                  14,613
 9/30/1997            16,497                  15,413
10/31/1997            15,931                  14,899
11/30/1997            16,224                  15,588
12/31/1997            16,601                  15,856
 1/31/1998            16,591                  16,031
 2/28/1998            17,741                  17,187
 3/31/1998            18,658                  18,066
 4/30/1998            18,912                  18,248
 5/31/1998            18,627                  17,934
 6/30/1998            19,737                  18,662
 7/31/1998            19,940                  18,464
 8/31/1998            16,783                  15,797
 9/30/1998            17,893                  16,809
10/31/1998            19,075                  18,175
11/30/1998            20,287                  19,277
12/31/1998            22,072                  20,387
 1/31/1999            23,172                  21,239
 2/28/1999            22,438                  20,579
 3/31/1999            23,610                  21,402
 4/30/1999            24,139                  22,231
 5/31/1999            23,386                  21,707
 6/30/1999            24,944                  22,910
 7/31/1999            24,394                  22,196
 8/31/1999            24,282                  22,086
 9/30/1999            24,129                  21,481
10/31/1999            25,728                  22,840
11/30/1999            26,838                  23,304
12/31/1999            29,186                  24,676
 1/31/2000            27,820                  23,436
 2/29/2000            29,716                  22,993
 3/31/2000            31,561                  25,241
 4/30/2000            29,930                  24,482
 5/31/2000            28,574                  23,981
 6/30/2000            29,339                  24,572
 7/31/2000            28,789                  24,189
 8/31/2000            31,276                  25,690
 9/30/2000            30,093                  24,334
10/31/2000            28,891                  24,231
11/30/2000            25,883                  22,322
12/31/2000            26,194                  22,432
 1/31/2001            25,925                  23,227
 2/28/2001            22,869                  21,110
 3/31/2001            21,537                  19,774
 4/30/2001            23,231                  21,309
 5/31/2001            23,282                  21,452
 6/30/2001            22,601                  20,930
 7/31/2001            22,250                  20,724
 8/31/2001            20,660                  19,428
 9/30/2001            19,070                  17,859
10/31/2001            19,421                  18,200
11/30/2001            20,959                  19,596
12/31/2001            20,938                  19,768
 1/31/2002            20,608                  19,479
 2/28/2002            20,288                  19,104
 3/31/2002            20,963                  19,822
 4/30/2002            19,744                  18,621
 5/31/2002            19,465                  18,484
 6/30/2002            18,236                  17,168
 7/31/2002            16,935                  15,830
 8/31/2002            16,925                  15,934
 9/30/2002            15,324                  14,204
10/31/2002            16,626                  15,453
11/30/2002            17,493                  16,361
12/31/2002            16,367                  15,400
 1/31/2003            16,006                  14,998
 2/28/2003            15,717                  14,772
 3/31/2003            15,872                  14,914
 4/30/2003            17,050                  16,143
 5/31/2003            17,773                  16,993
 6/30/2003            17,986                  17,210
 7/31/2003            18,306                  17,514
 8/31/2003            18,637                  17,855
 9/30/2003            18,287                  17,666
10/31/2003            19,404                  18,665
11/30/2003            19,518                  18,829
12/31/2003            20,368                  19,815
 1/31/2004            20,616                  20,179
 2/29/2004            20,854                  20,459
 3/31/2004            20,546                  20,151
 4/30/2004            20,091                  19,835
 5/31/2004            20,464                  20,107
 6/30/2004            20,868                  20,497
 7/31/2004            20,060                  19,819
 8/31/2004            20,091                  19,899
 9/30/2004            20,436                  20,114
10/31/2004            20,664                  20,421
11/30/2004            21,689                  21,247
12/31/2004            22,177                  21,970
 1/31/2005            21,449                  21,435
 2/28/2005            21,865                  21,885
 3/31/2005            21,273                  21,498
 4/30/2005            20,823                  21,091
 5/31/2005            21,302                  21,761
 6/30/2005            20,948                  21,792
 7/31/2005            21,687                  22,603
 8/31/2005            21,146                  22,397
 9/30/2005            21,151                  22,579
10/31/2005            20,745                  22,202
11/30/2005            21,662                  23,041
12/31/2005            21,774                  23,050
 1/31/2006            22,255                  23,661

--------------------------------------------------------------------------------
      Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Class K shares of the Strong Growth and Income Fund, its predecessor fund,and for periods prior to December 31,2001, reflects the performance of the Investor Class shares of the Strong Growth and Income Fund.Performance shown for the Advisor Class shares of the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Growth and Income Fund, its predecessor fund, and for periods prior to February 29, 2000, reflects the performance of the Investor Class shares of the Strong Growth and Income Fund, adjusted to reflect Advisor Class expenses. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Growth and Income Fund, its predecessor fund, and for periods prior to February 29, 2000, reflects the performance of the Investor Class shares of the Strong Growth and Income Fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Growth and Income Fund, its predecessor fund.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

3 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND Investor Class shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                  SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                            FUND INCEPTION DATE
   Thomas C. Ognar, CFA                     12/30/1981
   Bruce C. Olson, CFA
   Brandon M. Nelson, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 8.49% 1 for the six-month period that ended January 31, 2006, outperforming its benchmark, the S&P 500 Index 2, which returned 4.67%, and outperforming the Russell 1000(R) Growth Index 3, which returned 3.91%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT
MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Stocks that were able to generate true earnings growth performed well during the period. Leading examples came from several sectors, including technology, energy, biotechnology, and financial services. In particular, the Fund benefited from its holdings in Marvell Technology Group, Google, Advanced Micro Devices (AMD), Ultra Petroleum, Qualcomm, and Chicago Mercantile Exchange.

      Conversely, Fund performance was hurt by its holdings in Dell, Inc., Cisco Systems, and Juniper Networks as growth slowed materially for these technology stocks in 2005. The Fund remains focused on the sectors of the market that we believe have the best long-term growth prospects: technology, health care, and consumer growth stocks. However, we remain fairly diversified across most industries and limit positions in specific companies as a means of overall risk management.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We sold Dell, a long-time holding of the Fund, because the personal computer growth outlook slowed and disappointed investors. To replace Dell, we added Apple Computer, Inc., because the success of the iPod is driving stronger growth for the company. Apple continues to create new products that customers want. Also in technology, we added Advanced Micro Devices in July. AMD is a strong challenger to Intel and now has the most sought-after microprocessors for personal computers, especially in the corporate server market. AMD's sales and earnings growth began to accelerate in the fourth quarter of 2005 and may continue to grow at solid, double-digit rates as long as its competitors fail to match AMD products.

      In the retail area, we sold Kohl's, another long-time holding. Kohl's was sold because many of its long-standing competitors, such as JCPenney and Target, have improved their offerings, which, we believe, is hampering the sales growth of Kohl's existing stores. Further, rising interest rates and a less robust U.S. housing market may leave consumers with less cash to spend with retailers.

      The Fund's holdings change based on the fundamentals of any given company that has been subjected to the metrics of our investment process. When stocks are sold, it is usually because of a material deceleration in a company's earnings or revenue growth outlook or because of a negative change in a company's management or competitive position. On the other hand, companies that show significant improvement in their earnings and revenue growth characteristics are added to the Fund.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The U.S. economy is poised to maintain a healthy pace of growth in 2006, however, there will always be winners and losers. That's why our investment process focuses on using fundamental analysis to find what we believe are the best growth companies in any given market environment. We watch for economic trends as they develop around the world and hope to identify companies that may benefit from changing market demands. Our goal is to look for winners that we believe may deliver solid growth on a sustainable basis.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of January 31, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND.

PERFORMANCE HIGHLIGHTS               WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1  (%) (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

                                                                          6-Month*   1-Year   5-Year   10-Year
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
      LARGE CAP GROWTH FUND - Investor Class (Incept. Date 12/30/1981)     8.49       17.51   (4.79)    6.50
--------------------------------------------------------------------------------------------------------------
      Benchmarks
--------------------------------------------------------------------------------------------------------------
         S&P 500 Index 2                                                   4.67       10.38    0.37     8.99
--------------------------------------------------------------------------------------------------------------
         Russell 1000(R) Growth Index 3                                    3.91       10.81   (4.53)    6.56

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4  (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
      Beta**                                                          1.27
--------------------------------------------------------------------------------
      Price to Earnings (trailing 12 months)                         27.50x
--------------------------------------------------------------------------------
      Price to Book Ratio                                             4.73x
--------------------------------------------------------------------------------
      Median Market Cap. ($B)                                       $26.24
--------------------------------------------------------------------------------
      Portfolio Turnover                                                41%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 4  (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                   16%
Consumer Staples                          8%
Energy                                    8%
Financials                                9%
Health Care                              20%
Industrials                               6%
Information Technology                   28%
Materials                                 3%
Telecommunication Services                2%

TEN LARGEST EQUITY HOLDINGS 4, 5  (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------
      Google Incorporated Class A                                     3.41%
--------------------------------------------------------------------------------
      Procter & Gamble Company                                        3.04%
--------------------------------------------------------------------------------
      Marvell Technology Group Limited                                2.99%
--------------------------------------------------------------------------------
      Target Corporation                                              2.87%
--------------------------------------------------------------------------------
      Ultra Petroleum Corporation                                     2.63%
--------------------------------------------------------------------------------
      Medtronic Incorporated                                          2.41%
--------------------------------------------------------------------------------
      St. Jude Medical Incorporated                                   2.36%
--------------------------------------------------------------------------------
      Broadcom Corporation Class A                                    2.31%
--------------------------------------------------------------------------------
      Walgreen Company                                                2.03%
--------------------------------------------------------------------------------
      QUALCOMM Incorporated                                           1.89%

GROWTH OF $10,000 INVESTMENT 6  (AS OF JANUARY 31, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE
              LARGE CAP GROWTH FUND -                      RUSSELL 1000(R)
                  INVESTOR CLASS           S&P 500 INDEX    GROWTH INDEX
 1/31/1996            10,000                  10,000           10,000
 2/29/1996            10,160                  10,093           10,183
 3/31/1996            10,313                  10,190           10,196
 4/30/1996            10,463                  10,340           10,464
 5/31/1996            10,753                  10,607           10,830
 6/30/1996            10,433                  10,647           10,845
 7/31/1996             9,798                  10,177           10,209
 8/31/1996             9,993                  10,392           10,473
 9/30/1996            10,792                  10,976           11,235
10/31/1996            10,981                  11,279           11,303
11/30/1996            11,577                  12,131           12,152
12/31/1996            11,249                  11,890           11,914
 1/31/1997            11,947                  12,633           12,749
 2/28/1997            11,736                  12,732           12,663
 3/31/1997            11,114                  12,210           11,978
 4/30/1997            11,536                  12,938           12,773
 5/31/1997            12,120                  13,725           13,695
 6/30/1997            12,649                  14,340           14,243
 7/31/1997            13,781                  15,480           15,503
 8/31/1997            13,147                  14,613           14,595
 9/30/1997            13,802                  15,413           15,314
10/31/1997            13,549                  14,899           14,747
11/30/1997            13,794                  15,588           15,374
12/31/1997            13,968                  15,856           15,546
 1/31/1998            13,920                  16,031           16,011
 2/28/1998            14,775                  17,187           17,215
 3/31/1998            15,399                  18,066           17,902
 4/30/1998            15,526                  18,248           18,149
 5/31/1998            15,325                  17,934           17,634
 6/30/1998            16,271                  18,662           18,714
 7/31/1998            16,323                  18,464           18,591
 8/31/1998            14,097                  15,797           15,801
 9/30/1998            15,094                  16,809           17,014
10/31/1998            15,396                  18,175           18,382
11/30/1998            16,285                  19,277           19,780
12/31/1998            18,444                  20,387           21,563
 1/31/1999            19,861                  21,239           22,830
 2/28/1999            18,989                  20,579           21,787
 3/31/1999            20,487                  21,402           22,934
 4/30/1999            20,878                  22,231           22,963
 5/31/1999            19,968                  21,707           22,258
 6/30/1999            21,332                  22,910           23,817
 7/31/1999            20,867                  22,196           23,060
 8/31/1999            20,856                  22,086           23,437
 9/30/1999            20,717                  21,481           22,944
10/31/1999            22,210                  22,840           24,677
11/30/1999            23,782                  23,304           26,008
12/31/1999            29,463                  24,676           28,714
 1/31/2000            27,355                  23,436           27,367
 2/29/2000            32,972                  22,993           28,705
 3/31/2000            32,653                  25,241           30,760
 4/30/2000            29,532                  24,482           29,296
 5/31/2000            27,399                  23,981           27,821
 6/30/2000            29,738                  24,572           29,929
 7/31/2000            29,157                  24,189           28,682
 8/31/2000            32,810                  25,690           31,278
 9/30/2000            31,627                  24,334           28,320
10/31/2000            28,456                  24,231           26,980
11/30/2000            24,903                  22,322           23,003
12/31/2000            25,513                  22,432           22,275
 1/31/2001            23,980                  23,227           23,814
 2/28/2001            20,318                  21,110           19,771
 3/31/2001            18,748                  19,774           17,619
 4/30/2001            19,959                  21,309           19,848
 5/31/2001            19,680                  21,452           19,556
 6/30/2001            19,174                  20,930           19,103
 7/31/2001            18,550                  20,724           18,625
 8/31/2001            17,141                  19,428           17,102
 9/30/2001            15,666                  17,859           15,395
10/31/2001            15,828                  18,200           16,202
11/30/2001            17,376                  19,596           17,759
12/31/2001            17,281                  19,768           17,726
 1/31/2002            17,017                  19,479           17,412
 2/28/2002            16,209                  19,104           16,690
 3/31/2002            16,672                  19,822           17,267
 4/30/2002            15,630                  18,621           15,858
 5/31/2002            15,153                  18,484           15,474
 6/30/2002            14,059                  17,168           14,043
 7/31/2002            12,841                  15,830           13,271
 8/31/2002            12,790                  15,934           13,310
 9/30/2002            11,689                  14,204           11,930
10/31/2002            12,628                  15,453           13,024
11/30/2002            13,370                  16,361           13,731
12/31/2002            12,115                  15,400           12,783
 1/31/2003            11,946                  14,998           12,473
 2/28/2003            11,939                  14,772           12,415
 3/31/2003            12,107                  14,914           12,647
 4/30/2003            12,907                  16,143           13,582
 5/31/2003            13,810                  16,993           14,260
 6/30/2003            13,766                  17,210           14,456
 7/31/2003            14,111                  17,514           14,816
 8/31/2003            14,419                  17,855           15,184
 9/30/2003            14,096                  17,666           15,022
10/31/2003            15,021                  18,665           15,865
11/30/2003            15,131                  18,829           16,031
12/31/2003            15,365                  19,815           16,586
 1/31/2004            15,571                  20,179           16,924
 2/29/2004            15,703                  20,459           17,032
 3/31/2004            15,454                  20,151           16,716
 4/30/2004            15,028                  19,835           16,522
 5/31/2004            15,490                  20,107           16,830
 6/30/2004            15,879                  20,497           17,040
 7/31/2004            14,867                  19,819           16,077
 8/31/2004            14,756                  19,899           15,997
 9/30/2004            15,380                  20,114           16,149
10/31/2004            15,593                  20,421           16,401
11/30/2004            16,290                  21,247           16,965
12/31/2004            16,694                  21,970           17,631
 1/31/2005            15,967                  21,435           17,043
 2/28/2005            16,092                  21,885           17,224
 3/31/2005            15,879                  21,498           16,910
 4/30/2005            15,498                  21,091           16,588
 5/31/2005            16,459                  21,761           17,391
 6/30/2005            16,518                  21,792           17,327
 7/31/2005            17,295                  22,603           18,174
 8/31/2005            17,017                  22,397           17,940
 9/30/2005            17,229                  22,579           18,022
10/31/2005            17,127                  22,202           17,847
11/30/2005            17,890                  23,041           18,616
12/31/2005            18,007                  23,050           18,559
 1/31/2006            18,763                  23,661           18,885

--------------------------------------------------------------------------------
1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Large Cap Growth Fund, its predecessor fund.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

3 The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index.

4 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND Investor Class shares for the most recent ten years with the S&P 500 Index and the Russell 1000(R) Growth Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS            FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and 2 ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period (August 1, 2005 to January 31, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    Beginning     Ending
                                                     Account     Account       Expenses
                                                      Value       Value       Paid During    Net Annual
                                                   08/01/2005   01/31/2006     Period(1)    Expense Ratio
      Capital Growth Fund
---------------------------------------------------------------------------------------------------------
      Capital Growth Fund - Administrator Class
      Actual                                       $ 1,000.00   $ 1,073.30     $    4.91        0.94%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,020.47     $    4.79        0.94%
---------------------------------------------------------------------------------------------------------
      Capital Growth Fund - Institutional Class
      Actual                                       $ 1,000.00   $ 1,073.80     $    4.18        0.80%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,021.17     $    4.08        0.80%
---------------------------------------------------------------------------------------------------------
      Capital Growth Fund - Investor Class
      Actual                                       $ 1,000.00   $ 1,071.00     $    7.41        1.42%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,018.05     $    7.22        1.42%

      Dividend Income Fund
---------------------------------------------------------------------------------------------------------
      Dividend Income Fund - Administrator Class
      Actual                                       $ 1,000.00   $ 1,040.70     $    4.94        0.96%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,020.37     $    4.89        0.96%
---------------------------------------------------------------------------------------------------------
      Dividend Income Fund - Investor Class
      Actual                                       $ 1,000.00   $ 1,037.90     $    7.04        1.37%
---------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)     $ 1,000.00   $ 1,018.30     $    6.97        1.37%

FUND EXPENSES (UNAUDITED)            WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                     Beginning       Ending
                                                      Account       Account      Expenses
                                                       Value         Value      Paid During    Net Annual
                                                     08/01/2005    01/31/2006    Period(1)    Expense Ratio
      Growth Fund
-----------------------------------------------------------------------------------------------------------
      Growth Fund - Class C
      Actual                                         $ 1,000.00   $  1,126.70     $  10.99        2.05%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,014.87     $  10.41        2.05%
-----------------------------------------------------------------------------------------------------------
      Growth Fund - Administrator Class
      Actual                                         $ 1,000.00   $  1,132.70     $   5.16        0.96%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,020.37     $   4.89        0.96%
-----------------------------------------------------------------------------------------------------------
      Growth Fund - Advisor Class
      Actual                                         $ 1,000.00   $  1,130.50     $   6.98        1.30%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,018.65     $   6.61        1.30%
-----------------------------------------------------------------------------------------------------------
      Growth Fund - Institutional Class
      Actual                                         $ 1,000.00   $  1,133.50     $   4.57        0.85%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,020.92     $   4.33        0.85%
-----------------------------------------------------------------------------------------------------------
      Growth Fund - Investor Class
      Actual                                         $ 1,000.00   $  1,129.80     $   7.89        1.47%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,017.80     $   7.48        1.47%

      Growth and Income Fund
-----------------------------------------------------------------------------------------------------------
      Growth and Income Fund - Administrator Class
      Actual                                         $ 1,000.00   $  1,027.40     $   4.91        0.96%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,020.37     $   4.89        0.96%
-----------------------------------------------------------------------------------------------------------
      Growth and Income Fund - Advisor Class
      Actual                                         $ 1,000.00   $  1,026.90     $   5.82        1.14%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,019.46     $   5.80        1.14%
-----------------------------------------------------------------------------------------------------------
      Growth and Income Fund - Institutional Class
      Actual                                         $ 1,000.00   $  1,029.20     $   3.38        0.66%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,021.88     $   3.36        0.66%
-----------------------------------------------------------------------------------------------------------
      Growth and Income Fund - Investor Class
      Actual                                         $ 1,000.00   $  1,026.10     $   6.69        1.31%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,018.60     $   6.67        1.31%

      Large Cap Growth Fund
-----------------------------------------------------------------------------------------------------------
      Large Cap Growth Fund - Investor Class
      Actual                                         $ 1,000.00   $  1,084.90     $   6.25        1.19%
-----------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $  1,019.21     $   6.06        1.19%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 365 (to reflect the six-month period).

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.99%

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.65%
         65,700    LOWE'S COMPANIES INCORPORATED                                                                    $     4,175,235
                                                                                                                    ---------------
BUSINESS SERVICES - 7.01%
        160,215    CHECK POINT SOFTWARE TECHNOLOGIES LIMITED+@@                                                           3,467,053
        118,770    ELECTRONIC ARTS INCORPORATED+                                                                          6,482,466
         28,950    GOOGLE INCORPORATED CLASS A+                                                                          12,542,587
        662,970    YAHOO! INCORPORATED+                                                                                  22,766,390
                                                                                                                         45,258,496
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 7.46%
        186,550    AMGEN INCORPORATED+                                                                                   13,597,630
        160,830    GENZYME CORPORATION+                                                                                  11,409,280
        228,160    GILEAD SCIENCES INCORPORATED+                                                                         13,888,099
        217,500    TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR@@                                                           9,272,025
                                                                                                                         48,167,034
                                                                                                                    ---------------
COMMUNICATIONS - 6.39%
        636,550    COMCAST CORPORATION CLASS A+@@                                                                        17,708,821
      1,029,000    SPRINT NEXTEL CORPORATION                                                                             23,553,810
                                                                                                                         41,262,631
                                                                                                                    ---------------
DEPOSITORY INSTITUTIONS - 1.16%
        178,610    MARSHALL & ILSLEY CORPORATION                                                                          7,490,903
                                                                                                                    ---------------
ELECTRIC, GAS & SANITARY SERVICES - 1.96%
        531,510    WILLIAMS COMPANIES INCORPORATED                                                                       12,671,198
                                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 16.09%
        401,900    ADVANCED MICRO DEVICES INCORPORATED+                                                                  16,823,534
        159,300    BROADCOM CORPORATION CLASS A+                                                                         10,864,260
        392,220    GENERAL ELECTRIC COMPANY                                                                              12,845,205
         95,170    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                          10,468,700
        185,590    MARVELL TECHNOLOGY GROUP LIMITED+                                                                     12,698,068
        329,200    MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                9,408,536
        438,000    MOTOROLA INCORPORATED                                                                                  9,946,980
        268,970    QUALCOMM INCORPORATED                                                                                 12,899,801
        269,230    TEXAS INSTRUMENTS INCORPORATED                                                                         7,869,593
                                                                                                                        103,824,677
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 1.99%
        200,660    WM. WRIGLEY JR. COMPANY                                                                               12,834,214
                                                                                                                    ---------------
GENERAL MERCHANDISE STORES - 1.45%
         74,450    FEDERATED DEPARTMENT STORES INCORPORATED                                                               4,960,604
         79,895    TARGET CORPORATION                                                                                     4,374,251
                                                                                                                          9,334,855
                                                                                                                    ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.79%
        100,150    BEST BUY COMPANY INCORPORATED                                                                          5,073,599
                                                                                                                    ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 3.68%
        274,600    HILTON HOTELS CORPORATION                                                                              6,845,778
        253,810    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                           16,913,898
                                                                                                                         23,759,676
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 6.91%
        134,700    APPLE COMPUTER INCORPORATED+                                                                          10,171,197
        944,840    EMC CORPORATION+                                                                                      12,660,856
        284,600    GRANT PRIDECO INCORPORATED+                                                                           14,255,614
         98,250    NATIONAL-OILWELL VARCO INCORPORATED+                                                                   7,473,877
                                                                                                                         44,561,544
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS - 11.20%
        105,700    AETNA INCORPORATED                                                                               $    10,231,760
        344,620    ALLSTATE CORPORATION                                                                                  17,937,471
         70,000    CHUBB CORPORATION                                                                                      6,604,500
        132,650    UNITEDHEALTH GROUP INCORPORATED                                                                        7,882,063
        385,970    WELLPOINT INCORPORATED+                                                                               29,642,496
                                                                                                                         72,298,290
                                                                                                                    ---------------
LEATHER & LEATHER PRODUCTS - 0.76%
        136,320    COACH INCORPORATED+                                                                                    4,900,704
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.88%
        156,950    BECTON DICKINSON & COMPANY                                                                            10,170,360
        263,060    MEDTRONIC INCORPORATED                                                                                14,854,998
                                                                                                                         25,025,358
                                                                                                                    ---------------
METAL MINING - 2.79%
        291,750    NEWMONT MINING CORPORATION@@                                                                          18,030,150
                                                                                                                    ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.43%
        272,300    JOHNSON & JOHNSON                                                                                     15,668,142
                                                                                                                    ---------------
MISCELLANEOUS RETAIL - 3.83%
        675,080    CVS CORPORATION                                                                                       18,740,221
        137,400    WALGREEN COMPANY                                                                                       5,946,672
                                                                                                                         24,686,893
                                                                                                                    ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 0.98%
        120,450    AMERICAN EXPRESS COMPANY                                                                               6,317,603
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 3.92%
        131,250    CANADIAN NATURAL RESOURCES LIMITED                                                                     8,137,500
        211,750    TRANSOCEAN INCORPORATED+                                                                              17,183,512
                                                                                                                         25,321,012
                                                                                                                    ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 0.80%
         82,500    VALERO ENERGY CORPORATION                                                                              5,150,475
                                                                                                                    ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.70%
        264,350    CBS CORPORATION CLASS B                                                                                6,907,466
        252,700    VIACOM INCORPORATED CLASS B+                                                                          10,481,996
                                                                                                                         17,389,462
                                                                                                                    ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.85%
         38,950    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                  5,470,528
                                                                                                                    ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS - 1.51%
        399,950    CORNING INCORPORATED+                                                                                  9,738,783
                                                                                                                    ---------------
TRANSPORTATION BY AIR - 0.97%
        378,490    SOUTHWEST AIRLINES COMPANY                                                                             6,229,945
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 2.44%
        200,400    HONEYWELL INTERNATIONAL INCORPORATED                                                                   7,699,368
         29,100    ITT INDUSTRIES INCORPORATED                                                                            2,982,750
         60,000    TEXTRON INCORPORATED                                                                                   5,067,600
                                                                                                                         15,749,718
                                                                                                                    ---------------
WHOLESALE TRADE NON-DURABLE GOODS - 3.39%
        224,500    CARDINAL HEALTH INCORPORATED                                                                          16,172,980
         70,510    NIKE INCORPORATED CLASS B                                                                              5,707,784
                                                                                                                         21,880,764
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $595,731,922)                                                                                 632,271,889
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
COLLATERAL FOR SECURITIES LENDING - 5.52%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.25%
        615,700    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                           $       615,700
        993,812    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                          993,812
                                                                                                                          1,609,512
                                                                                                                    ---------------

PRINCIPAL                                                                               INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 5.27%
$       144,335    AMERICAN GENERAL FINANCE+++/-                                             4.47%      02/15/2007          144,388
        586,209    AMSTERDAM FUNDING CORPORATION                                             4.36       02/02/2006          586,138
        160,372    APRECO LLC                                                                4.49       03/15/2006          159,529
         60,091    APRECO LLC++                                                              4.65       05/15/2006           59,302
        400,931    AQUIFER FUNDING LIMITED++                                                 4.37       02/07/2006          400,630
        124,128    AQUIFER FUNDING LIMITED++                                                 4.38       02/06/2006          124,050
        197,899    ATLANTIC ASSET SECURITIZATION CORPORATION++                               4.52       02/15/2006          197,553
        289,023    ATLANTIC ASSET SECURITIZATION CORPORATION                                 4.53       02/13/2006          288,589
        400,931    ATLAS CAPITAL FUNDING LIMITED+++/-                                        4.51       10/20/2006          400,931
        192,447    ATLAS CAPITAL FUNDING LIMITED                                             4.65       05/15/2006          189,920
         64,149    ATOMIUM FUNDING CORPORATION++                                             4.56       04/12/2006           63,580
         96,223    BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT
                   (MATURITY VALUE $96,235)                                                  4.55       02/01/2006           96,223
         55,633    BETA FINANCE INCORPORATED MTN+/-                                          4.60       06/02/2006           55,648
        955,819    BHP BILLITON FINANCE (USA) LIMITED                                        4.48       02/01/2006          955,819
        848,369    BUCKINGHAM CDO LLC                                                        4.34       02/03/2006          848,157
        400,931    BUCKINGHAM II CDO LLC++                                                   4.39       02/09/2006          400,530
        160,998    BUCKINGHAM II CDO LLC                                                     4.55       02/27/2006          160,476
        504,868    CAIRN HIGH GRADE FUNDING I                                                4.52       02/01/2006          504,868
        224,521    CAIRN HIGH GRADE FUNDING I                                                4.52       02/06/2006          224,380
        866,010    CAIRN HIGH GRADE FUNDING I                                                4.52       02/08/2006          865,248
         53,244    CANCARA ASSET SECURITIZATION LIMITED                                      4.53       02/15/2006           53,150
        264,678    CANCARA ASSET SECURITIZATION LIMITED                                      4.52       02/07/2006          264,480
         83,891    CEDAR SPRINGS CAPITAL COMPANY LLC                                         4.50       03/14/2006           83,459
        148,906    CEDAR SPRINGS CAPITAL COMPANY LLC                                         4.53       04/05/2006          147,717
         78,903    CEDAR SPRINGS CAPITAL COMPANY LLC                                         4.52       02/03/2006           78,883
        408,308    CEDAR SPRINGS CAPITAL COMPANY LLC++                                       4.56       02/21/2006          407,287
        160,372    CEDAR SPRINGS CAPITAL COMPANY LLC++                                       4.56       02/24/2006          159,912
        272,280    CEDAR SPRINGS CAPITAL COMPANY LLC++                                       4.49       03/13/2006          270,916
         28,482    CHARIOT FUNDING LLC++                                                     4.47       02/15/2006           28,432
        449,042    CHARTA LLC                                                                4.28       02/13/2006          448,369
        569,321    CONCORD MINUTEMEN CAPITAL COMPANY+++/-                                    4.38       02/07/2006          569,321
        272,633    CONCORD MINUTEMEN CAPITAL COMPANY (SERIES B)+++/-                         4.36       02/03/2006          272,633
        641,489    CONCORD MINUTEMEN CAPITAL COMPANY (SERIES B)+++/-                         4.43       02/13/2007          641,489
        497,154    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                        4.55       05/04/2006          495,891
        400,931    CULLINAN FINANCE CORPORATION MTN+/-                                       4.38       11/15/2006          400,975
         44,167    CULLINAN FINANCE CORPORATION++                                            4.46       02/15/2006           44,089
        320,745    DEER VALLEY FUNDING LLC                                                   4.54       04/10/2006          317,983
      4,811,168    DEUTSCHE BANK REPURCHASE AGREEMENT (MATURITY VALUE $4,811,769)            4.50       02/01/2006        4,811,168
         20,848    DNB NOR BANK ASA                                                          4.39       02/22/2006           20,794
        231,513    EIFFEL FUNDING LLC                                                        4.50       02/01/2006          231,513
        465,080    EUREKA SECURITIZATION INCORPORATED                                        4.40       02/08/2006          464,670
        362,072    GALAXY FUNDING INCORPORATED                                               4.51       02/01/2006          362,072

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                        INTEREST RATE  MATURITY DATE     VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        17,641    GENERAL ELECTRIC CAPITAL CORPORATION                                      4.45%      02/01/2006     $     17,641
      4,811,168    GOLDMAN SACHS REPURCHASE AGREEMENT (MATURITY VALUE $4,811,769)            4.50       02/01/2006        4,811,168
        801,861    GOLDMAN SACHS & COMPANY                                                   4.53       02/02/2006          801,765
        384,893    GOLDMAN SACHS GROUP INCORPORATED+/-                                       4.60       06/30/2006          384,893
        400,931    ING AMERICA INSURANCE HOLDINGS INCORPORATED                               4.49       02/15/2006          400,229
        256,596    ING USA ANNUITY & LIFE INSURANCE+/-                                       4.66       06/06/2006          256,596
         20,848    K2 USA LLC++                                                              4.66       05/02/2006           20,611
         74,172    K2 USA LLC MTN+++/-                                                       4.59       07/24/2006           74,197
        240,558    KAUPTHING BANK HF MTN+/-                                                  4.55       02/20/2007          240,534
         23,783    KLIO II FUNDING CORPORATION                                               4.53       03/16/2006           23,655
        104,579    KLIO III FUNDING CORPORATION++                                            4.56       02/24/2006          104,279
        128,298    LEHMAN BROTHERS HOLDINGS INCORPORATED+/-                                  4.55       03/16/2006          128,298
        369,097    LEXINGTON PARKER CAPITAL CORPORATION                                      4.50       02/01/2006          369,097
         16,037    LEXINGTON PARKER CAPITAL CORPORATION                                      4.65       05/02/2006           15,854
        100,569    LEXINGTON PARKER CAPITAL CORPORATION++                                    4.55       02/03/2006          100,544
        400,931    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                    4.53       05/26/2006          400,987
         19,245    LIBERTY STREET FUNDING CORPORATION++                                      4.51       02/21/2006           19,197
         19,982    LIBERTY STREET FUNDING CORPORATION                                        4.58       03/22/2006           19,859
         32,074    LINKS FINANCE LLC MTN+++/-                                                4.40       09/12/2006           32,073
        185,438    LINKS FINANCE LLC MTN+++/-                                                4.46       03/15/2006          185,437
        240,558    LIQUID FUNDING LIMITED+++/-                                               4.36       03/03/2006          240,558
        368,856    LIQUID FUNDING LIMITED+++/-                                               4.44       08/14/2006          368,856
         74,172    MORGAN STANLEY+/-                                                         4.50       09/15/2006           74,191
        240,558    MORGAN STANLEY+/-                                                         4.58       03/13/2006          240,558
        481,117    MORGAN STANLEY+/-                                                         4.57       10/10/2006          481,117
        785,824    NATEXIS BANQUE POPULAIRES                                                 4.30       02/01/2006          785,824
         16,037    NATIONWIDE BUILDING SOCIETY+++/-                                          4.74       07/21/2006           16,051
        750,815    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                   4.37       02/07/2006          750,252
         24,056    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                   4.46       02/09/2006           24,032
        801,861    NORTHERN ROCK PLC+++/-                                                    4.40       02/05/2007          801,765
        845,964    NORTHERN ROCK PLC+++/-                                                    4.63       04/21/2006          846,006
        553,284    OLD LINE FUNDING CORPORATION                                              4.30       02/01/2006          553,284
        449,042    PREMIUM ASSET TRUST SERIES+++/-                                           4.87       03/28/2006          449,173
         64,871    RACERS TRUST 2004+++/-                                                    4.51       05/22/2006           64,874
         53,436    RANGER FUNDING CORPORATION                                                4.37       02/02/2006           53,430
         81,790    SOCIETE GENERALE NORTH AMERICA                                            4.45       02/01/2006           81,790
         38,489    SOCIETE GENERALE NORTH AMERICA                                            4.45       02/03/2006           38,480
        185,438    TANGO FINANCE CORPORATION MTN+/-                                          4.59       10/25/2006          185,500
         92,711    TRAVELLERS INSURANCE COMPANY+/-                                           4.52       02/10/2006           92,709
        400,931    UNICREDITO ITALIANO+/-                                                    4.47       04/03/2006          400,931
        502,992    UNITEDHEALTH GROUP INCORPORATED                                           4.32       02/01/2006          502,991
        384,893    WHITE PINE FINANCE LLC MTN+++/-                                           4.53       06/12/2006          384,955
        400,931    WHITE PINE FINANCE LLC+/-                                                 4.39       07/17/2006          400,931
         48,112    WINDMILL FUNDING CORPORATION                                              4.55       02/03/2006           48,100
        390,522    YORKTOWN CAPITAL LLC                                                      4.32       02/02/2006          390,477
                                                                                                                         33,984,911
                                                                                                                       ------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $35,594,423)                                                               35,594,423
                                                                                                                       ------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
SHORT-TERM INVESTMENTS - 4.67%

MUTUAL FUND - 4.67%
     30,158,275    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~##                                                      $    30,158,275

TOTAL SHORT-TERM INVESTMENTS (COST $30,158,275)                                                                          30,158,275
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $661,484,620)*                         108.18%                                                                $   698,024,587

OTHER ASSETS AND LIABILITIES, NET             (8.18)                                                                    (52,790,891)
                                             ------                                                                 ---------------

TOTAL NET ASSETS                             100.00%                                                                $   645,233,696
                                             ======                                                                 ===============

+     NON-INCOME EARNING SECURITIES.
@@    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)
++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.
+/-   VARIABLE RATE INVESTMENTS.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
##    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $30,158,275.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

DIVIDEND INCOME FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.63%

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.43%
         23,200    HOME DEPOT INCORPORATED                                                                          $       940,760
                                                                                                                    ---------------
BUSINESS SERVICES - 2.25%
        174,700    MICROSOFT CORPORATION                                                                                  4,917,805
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 13.14%
         19,300    ABBOTT LABORATORIES                                                                                      832,795
         18,900    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                  1,165,941
         35,600    BRISTOL-MYERS SQUIBB COMPANY                                                                             811,324
         92,000    DOW CHEMICAL COMPANY                                                                                   3,891,600
        115,700    E.I. DU PONT DE NEMOURS & COMPANY                                                                      4,529,655
         24,600    ELI LILLY & COMPANY                                                                                    1,392,852
         14,400    GLAXOSMITHKLINE PLC ADR                                                                                  737,856
        276,400    PFIZER INCORPORATED                                                                                    7,097,952
         95,300    PROCTER & GAMBLE COMPANY                                                                               5,644,619
         56,000    WYETH                                                                                                  2,590,000
                                                                                                                         28,694,594
                                                                                                                    ---------------
COMMUNICATIONS - 3.31%
         32,400    AT&T INCORPORATED                                                                                        840,780
        100,000    BCE INCORPORATED                                                                                       2,421,000
         26,400    BELLSOUTH CORPORATION                                                                                    759,528
         29,400    VERIZON COMMUNICATIONS INCORPORATED                                                                      930,804
        108,000    VODAFONE GROUP PLC ADR                                                                                 2,279,880
                                                                                                                          7,231,992
                                                                                                                    ---------------
DEPOSITORY INSTITUTIONS - 20.85%
         60,000    AMSOUTH BANCORPORATION                                                                                 1,656,600
        175,300    BANK OF AMERICA CORPORATION                                                                            7,753,519
         43,300    BANK OF NEW YORK COMPANY INCORPORATED                                                                  1,377,373
         28,700    BB&T CORPORATION                                                                                       1,120,448
        211,600    CITIGROUP INCORPORATED                                                                                 9,856,328
        114,700    JP MORGAN CHASE & COMPANY                                                                              4,559,325
         34,900    KEYCORP                                                                                                1,235,111
         30,800    MELLON FINANCIAL CORPORATION                                                                           1,086,316
         87,000    NORTH FORK BANCORPORATION INCORPORATED                                                                 2,237,640
         17,300    PNC FINANCIAL SERVICES GROUP                                                                           1,122,078
         65,433    REGIONS FINANCIAL CORPORATION                                                                          2,171,067
         27,500    STATE STREET CORPORATION                                                                               1,662,650
         12,600    SUNTRUST BANKS INCORPORATED                                                                              900,270
         84,900    US BANCORP                                                                                             2,539,359
         85,000    WACHOVIA CORPORATION                                                                                   4,660,550
         37,900    WASHINGTON MUTUAL INCORPORATED                                                                         1,603,928
                                                                                                                         45,542,562
                                                                                                                    ---------------
EATING & DRINKING PLACES - 2.48%
        154,400    MCDONALD'S CORPORATION                                                                                 5,405,544
                                                                                                                    ---------------
ELECTRIC, GAS & SANITARY SERVICES - 5.60%
         35,300    AMEREN CORPORATION                                                                                     1,791,828
         31,800    CONSOLIDATED EDISON INCORPORATED@@                                                                     1,494,918
         12,800    CONSTELLATION ENERGY GROUP INCORPORATED                                                                  745,856
         30,100    DOMINION RESOURCES INCORPORATED                                                                        2,273,453
         79,000    DUKE ENERGY CORPORATION@@                                                                              2,239,650
         22,800    EXELON CORPORATION                                                                                     1,309,176
         68,500    SOUTHERN COMPANY                                                                                       2,383,800
                                                                                                                         12,238,681
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND INCOME FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 4.99%
          6,400    EMERSON ELECTRIC COMPANY                                                                         $       495,680
        189,800    GENERAL ELECTRIC COMPANY                                                                               6,215,950
        196,900    INTEL CORPORATION                                                                                      4,188,063
                                                                                                                         10,899,693
                                                                                                                    ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.68%
         17,500    ILLINOIS TOOL WORKS INCORPORATED                                                                       1,475,075
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 3.93%
         48,100    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                  1,993,264
         32,200    CONAGRA FOODS INCORPORATED                                                                               667,506
         17,400    GENERAL MILLS INCORPORATED                                                                               845,814
         39,000    HJ HEINZ COMPANY                                                                                       1,323,660
         15,300    KELLOGG COMPANY                                                                                          656,370
          8,100    PEPSICO INCORPORATED                                                                                     463,158
         63,600    THE COCA-COLA COMPANY                                                                                  2,631,768
                                                                                                                          8,581,540
                                                                                                                    ---------------
FORESTRY - 0.43%
         13,300    WEYERHAEUSER COMPANY                                                                                     927,808
                                                                                                                    ---------------
GENERAL MERCHANDISE STORES - 1.16%
         54,900    WAL-MART STORES INCORPORATED                                                                           2,531,439
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.16%
         32,500    3M COMPANY                                                                                             2,364,375
         27,500    CATERPILLAR INCORPORATED                                                                               1,867,250
         23,200    HEWLETT-PACKARD COMPANY                                                                                  723,376
         43,200    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            3,512,160
         14,600    PITNEY BOWES INCORPORATED                                                                                624,004
                                                                                                                          9,091,165
                                                                                                                    ---------------
INSURANCE AGENTS, BROKERS & SERVICE - 0.49%
         18,500    JEFFERSON-PILOT CORPORATION                                                                            1,079,105
                                                                                                                    ---------------
INSURANCE CARRIERS - 4.54%
         78,000    ALLSTATE CORPORATION                                                                                   4,059,900
         53,300    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              3,489,018
          5,600    CHUBB CORPORATION                                                                                        528,360
         14,900    LINCOLN NATIONAL CORPORATION                                                                             812,497
          9,200    SAFECO CORPORATION                                                                                       480,700
         12,100    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                                549,098
                                                                                                                          9,919,573
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.49%
         12,500    BAXTER INTERNATIONAL INCORPORATED                                                                        460,625
          9,400    BECTON DICKINSON & COMPANY                                                                               609,120
                                                                                                                          1,069,745
                                                                                                                    ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.07%
         40,600    JOHNSON & JOHNSON                                                                                      2,336,124
                                                                                                                    ---------------
MISCELLANEOUS RETAIL - 0.75%
         33,000    COSTCO WHOLESALE CORPORATION                                                                           1,646,370
                                                                                                                    ---------------
MOTION PICTURES - 0.27%
         23,200    WALT DISNEY COMPANY                                                                                      587,192
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

DIVIDEND INCOME FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
OIL & GAS EXTRACTION - 3.67%
         15,100    BJ SERVICES COMPANY                                                                               $      611,399
         18,500    BURLINGTON RESOURCES INCORPORATED                                                                      1,688,310
          2,800    ENSCO INTERNATIONAL INCORPORATED                                                                         143,136
          5,300    EOG RESOURCES INCORPORATED                                                                               448,062
          3,000    KERR-MCGEE CORPORATION                                                                                   331,170
          2,600    NABORS INDUSTRIES LIMITED+                                                                               211,250
          7,500    NEWFIELD EXPLORATION COMPANY+                                                                            393,000
          5,800    NOBLE ENERGY INCORPORATED                                                                                268,424
         14,700    PIONEER NATURAL RESOURCES COMPANY                                                                        780,570
          5,000    ROWAN COMPANIES INCORPORATED+                                                                            224,150
         10,900    SCHLUMBERGER LIMITED                                                                                   1,389,205
          3,800    TALISMAN ENERGY INCORPORATED                                                                             231,534
          9,300    TOTAL SA ADR@@                                                                                         1,286,469
                                                                                                                          8,006,679
                                                                                                                    ---------------
PAPER & ALLIED PRODUCTS - 0.83%
         30,400    INTERNATIONAL PAPER COMPANY                                                                              991,952
         14,500    KIMBERLY-CLARK CORPORATION                                                                               828,240
                                                                                                                          1,820,192
                                                                                                                    ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 12.49%
         63,700    BP PLC ADR                                                                                             4,606,147
         36,620    CHEVRONTEXACO CORPORATION                                                                              2,174,495
         77,900    CONOCOPHILLIPS                                                                                         5,040,130
        120,100    EXXON MOBIL CORPORATION                                                                                7,536,275
         18,010    MARATHON OIL CORPORATION                                                                               1,384,429
         71,700    ROYAL DUTCH SHELL PLC ADR CLASS A                                                                      4,883,487
         26,600    VALERO ENERGY CORPORATION                                                                              1,660,638
                                                                                                                         27,285,601
                                                                                                                    ---------------
PRIMARY METAL INDUSTRIES - 1.17%
         81,200    ALCOA INCORPORATED                                                                                     2,557,800
                                                                                                                    ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.28%
         10,000    GANNETT COMPANY INCORPORATED                                                                             618,000
                                                                                                                    ---------------
RAILROAD TRANSPORTATION - 0.75%
         11,800    BURLINGTON NORTHERN SANTA FE CORPORATION                                                                 945,416
          7,700    UNION PACIFIC CORPORATION                                                                                681,142
                                                                                                                          1,626,558
                                                                                                                    ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.98%
         47,500    MORGAN STANLEY                                                                                         2,918,875
         18,500    T. ROWE PRICE GROUP INCORPORATED                                                                       1,413,955
                                                                                                                          4,332,830
                                                                                                                    ---------------
TOBACCO PRODUCTS - 2.47%
         46,500    ALTRIA GROUP INCORPORATED                                                                              3,363,810
         52,100    UST INCORPORATED                                                                                       2,028,774
                                                                                                                          5,392,584
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 2.97%
         18,200    BOEING COMPANY                                                                                         1,243,242
         10,200    GENERAL DYNAMICS CORPORATION                                                                           1,186,872
         70,100    HONEYWELL INTERNATIONAL INCORPORATED                                                                   2,693,242
         23,300    UNITED TECHNOLOGIES CORPORATION                                                                        1,360,021
                                                                                                                          6,483,377
                                                                                                                    ---------------
TOTAL COMMON STOCKS (COST $176,228,895)                                                                                 213,240,388
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                       PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
-------------------------------------------------------------------------------

DIVIDEND INCOME FUND
-------------------------------------------------------------------------------

SHARES              SECURITY NAME                                                                                          VALUE
COLLATERAL FOR SECURITIES LENDING - 2.10%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.09%
           79,338   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                              $     79,338
          128,060   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                          128,060
                                                                                                                             207,398
                                                                                                                        ------------

PRINCIPAL                                                                               INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 2.01%
      $    18,599   AMERICAN GENERAL FINANCE+++/-                                            4.47%        02/15/2007          18,606
           75,537   AMSTERDAM FUNDING CORPORATION                                            4.36         02/02/2006          75,528
           20,665   APRECO LLC                                                               4.49         03/15/2006          20,556
            7,743   APRECO LLC++                                                             4.65         05/15/2006           7,642
           15,995   AQUIFER FUNDING LIMITED++                                                4.38         02/06/2006          15,985
           51,663   AQUIFER FUNDING LIMITED++                                                4.37         02/07/2006          51,624
           37,243   ATLANTIC ASSET SECURITIZATION CORPORATION                                4.53         02/13/2006          37,187
           25,501   ATLANTIC ASSET SECURITIZATION CORPORATION++                              4.52         02/15/2006          25,456
           24,798   ATLAS CAPITAL FUNDING LIMITED                                            4.65         05/15/2006          24,473
           51,663   ATLAS CAPITAL FUNDING LIMITED+++/-                                       4.51         10/20/2006          51,663
            8,266   ATOMIUM FUNDING CORPORATION++                                            4.56         04/12/2006           8,193
           12,399   BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT (MATURITY VALUE
                      $12,401)                                                               4.55         02/01/2006          12,399
            7,169   BETA FINANCE INCORPORATED MTN+/-                                         4.60         06/02/2006           7,171
          123,164   BHP BILLITON FINANCE (USA) LIMITED                                       4.48         02/01/2006         123,164
          109,319   BUCKINGHAM CDO LLC                                                       4.34         02/03/2006         109,291
           51,663   BUCKINGHAM II CDO LLC++                                                  4.39         02/09/2006          51,611
           20,746   BUCKINGHAM II CDO LLC                                                    4.55         02/27/2006          20,679
           65,056   CAIRN HIGH GRADE FUNDING I                                               4.52         02/01/2006          65,056
           28,931   CAIRN HIGH GRADE FUNDING I                                               4.52         02/06/2006          28,913
          111,592   CAIRN HIGH GRADE FUNDING I                                               4.52         02/08/2006         111,494
           34,106   CANCARA ASSET SECURITIZATION LIMITED                                     4.52         02/07/2006          34,080
            6,861   CANCARA ASSET SECURITIZATION LIMITED                                     4.53         02/15/2006           6,849
           10,167   CEDAR SPRINGS CAPITAL COMPANY LLC                                        4.52         02/03/2006          10,165
           52,614   CEDAR SPRINGS CAPITAL COMPANY LLC++                                      4.56         02/21/2006          52,482
           20,665   CEDAR SPRINGS CAPITAL COMPANY LLC++                                      4.56         02/24/2006          20,606
           10,810   CEDAR SPRINGS CAPITAL COMPANY LLC                                        4.50         03/14/2006          10,754
           19,188   CEDAR SPRINGS CAPITAL COMPANY LLC                                        4.53         04/05/2006          19,034
           35,085   CEDAR SPRINGS CAPITAL COMPANY LLC++                                      4.49         03/13/2006          34,910
            3,670   CHARIOT FUNDING LLC++                                                    4.47         02/15/2006           3,664
           57,862   CHARTA LLC                                                               4.28         02/13/2006          57,776
           73,361   CONCORD MINUTEMEN CAPITAL COMPANY+++/-                                   4.38         02/07/2006          73,361
           35,131   CONCORD MINUTEMEN CAPITAL COMPANY (SERIES B)+++/-                        4.36         02/03/2006          35,131
           82,661   CONCORD MINUTEMEN CAPITAL COMPANY (SERIES B)+++/-                        4.43         02/13/2007          82,661
           64,062   CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                       4.55         05/04/2006          63,899
            5,691   CULLINAN FINANCE CORPORATION++                                           4.46         02/15/2006           5,681
           51,663   CULLINAN FINANCE CORPORATION MTN+/-                                      4.38         11/15/2006          51,669
           41,330   DEER VALLEY FUNDING LLC                                                  4.54         04/10/2006          40,974
          619,955   DEUTSCHE BANK REPURCHASE AGREEMENT (MATURITY VALUE $620,032)             4.50         02/01/2006         619,955
            2,686   DNB NOR BANK ASA                                                         4.39         02/22/2006           2,679
           29,832   EIFFEL FUNDING LLC                                                       4.50         02/01/2006          29,832
           59,929   EUREKA SECURITIZATION INCORPORATED                                       4.40         02/08/2006          59,876
           46,656   GALAXY FUNDING INCORPORATED                                              4.51         02/01/2006          46,656

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                    WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
-------------------------------------------------------------------------------

DIVIDEND INCOME FUND
-------------------------------------------------------------------------------

PRINCIPAL           SECURITY NAME                                                       INTEREST RATE   MATURITY DATE     VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$           2,273   GENERAL ELECTRIC CAPITAL CORPORATION                                     4.45%        02/01/2006    $   2,273
          619,955   GOLDMAN SACHS REPURCHASE AGREEMENT (MATURITY VALUE $620,032)             4.50         02/01/2006      619,955
          103,326   GOLDMAN SACHS & COMPANY                                                  4.53         02/02/2006      103,313
           49,596   GOLDMAN SACHS GROUP INCORPORATED+/-                                      4.60         06/30/2006       49,596
           51,663   ING AMERICA INSURANCE HOLDINGS INCORPORATED                              4.49         02/15/2006       51,573
           33,064   ING USA ANNUITY & LIFE INSURANCE+/-                                      4.66         06/06/2006       33,064
            2,686   K2 USA LLC++                                                             4.66         05/02/2006        2,656
            9,558   K2 USA LLC MTN+++/-                                                      4.59         07/24/2006        9,561
           30,998   KAUPTHING BANK HF MTN+/-                                                 4.55         02/20/2007       30,995
            3,065   KLIO II FUNDING CORPORATION                                              4.53         03/16/2006        3,048
           13,476   KLIO III FUNDING CORPORATION++                                           4.56         02/24/2006       13,437
           16,532   LEHMAN BROTHERS HOLDINGS INCORPORATED+/-                                 4.55         03/16/2006       16,532
           47,561   LEXINGTON PARKER CAPITAL CORPORATION                                     4.50         02/01/2006       47,561
           12,959   LEXINGTON PARKER CAPITAL CORPORATION++                                   4.55         02/03/2006       12,956
            2,067   LEXINGTON PARKER CAPITAL CORPORATION                                     4.65         05/02/2006        2,043
           51,663   LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                   4.53         05/26/2006       51,670
            2,480   LIBERTY STREET FUNDING CORPORATION++                                     4.51         02/21/2006        2,474
            2,575   LIBERTY STREET FUNDING CORPORATION                                       4.58         03/22/2006        2,559
            4,133   LINKS FINANCE LLC MTN+++/-                                               4.40         09/12/2006        4,133
           23,895   LINKS FINANCE LLC MTN+++/-                                               4.46         03/15/2006       23,895
           30,998   LIQUID FUNDING LIMITED+++/-                                              4.36         03/03/2006       30,998
           47,530   LIQUID FUNDING LIMITED+++/-                                              4.44         08/14/2006       47,530
           30,998   MORGAN STANLEY+/-                                                        4.58         03/13/2006       30,998
           61,996   MORGAN STANLEY+/-                                                        4.57         10/10/2006       61,996
            9,558   MORGAN STANLEY+/-                                                        4.50         09/15/2006        9,560
          101,259   NATEXIS BANQUE POPULAIRES                                                4.30         02/01/2006      101,259
            2,067   NATIONWIDE BUILDING SOCIETY+++/-                                         4.74         07/21/2006        2,068
           96,748   NIEUW AMSTERDAM RECEIVABLES CORPORATION                                  4.37         02/07/2006       96,676
            3,100   NIEUW AMSTERDAM RECEIVABLES CORPORATION                                  4.46         02/09/2006        3,097
          109,009   NORTHERN ROCK PLC+++/-                                                   4.63         04/21/2006      109,014
          103,326   NORTHERN ROCK PLC+++/-                                                   4.40         02/05/2007      103,313
           71,295   OLD LINE FUNDING CORPORATION                                             4.30         02/01/2006       71,295
           57,862   PREMIUM ASSET TRUST SERIES+++/-                                          4.87         03/28/2006       57,879
            8,359   RACERS TRUST 2004+++/-                                                   4.51         05/22/2006        8,359
            6,886   RANGER FUNDING CORPORATION                                               4.37         02/02/2006        6,885
           10,539   SOCIETE GENERALE NORTH AMERICA                                           4.45         02/01/2006       10,539
            4,960   SOCIETE GENERALE NORTH AMERICA                                           4.45         02/03/2006        4,958
           23,895   TANGO FINANCE CORPORATION MTN+/-                                         4.59         10/25/2006       23,903
           11,947   TRAVELLERS INSURANCE COMPANY+/-                                          4.52         02/10/2006       11,946
           51,663   UNICREDITO ITALIANO+/-                                                   4.47         04/03/2006       51,663
           64,814   UNITEDHEALTH GROUP INCORPORATED                                          4.32         02/01/2006       64,814
           51,663   WHITE PINE FINANCE LLC+/-                                                4.39         07/17/2006       51,663
           49,596   WHITE PINE FINANCE LLC MTN+++/-                                          4.53         06/12/2006       49,604
            6,200   WINDMILL FUNDING CORPORATION                                             4.55         02/03/2006        6,198
           50,322   YORKTOWN CAPITAL LLC                                                     4.32         02/02/2006       50,316
                                                                                                                        4,379,210
                                                                                                                        ---------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $4,586,608)                                                               4,586,608
                                                                                                                        ---------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                       PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
-------------------------------------------------------------------------------

DIVIDEND INCOME FUND
-------------------------------------------------------------------------------

SHARES                                      SECURITY NAME                                                                 VALUE
SHORT-TERM INVESTMENTS - 2.07%

MUTUAL FUND - 2.07%
        4,513,974   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                       $   4,513,974

TOTAL SHORT-TERM INVESTMENTS (COST $4,513,974)                                                                            4,513,974
                                                                                                                      -------------
TOTAL INVESTMENTS IN SECURITIES
(COST $185,329,477)*                           101.80%                                                                $ 222,340,970

OTHER ASSETS AND LIABILITIES, NET               (1.80)                                                                   (3,924,479)
                                               ------                                                                 -------------

TOTAL NET ASSETS                               100.00%                                                                $ 218,416,491
                                               ======                                                                 =============

@@    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)
+     NON-INCOME EARNING SECURITIES.
++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.
+/-   VARIABLE RATE INVESTMENTS.
## THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $4,513,974.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 99.68%

AMUSEMENT & RECREATION SERVICES - 1.50%
        580,000    LIFETIME FITNESS INCORPORATED+                                                                   $    22,382,200
                                                                                                                    ---------------
APPAREL & ACCESSORY STORES - 2.84%
        100,000    ABERCROMBIE & FITCH COMPANY CLASS A                                                                    6,639,000
        140,000    CARTER'S INCORPORATED+                                                                                 9,518,600
        300,000    DSW INCORPORATED+                                                                                      8,019,000
        665,000    URBAN OUTFITTERS INCORPORATED+                                                                        18,161,150
                                                                                                                         42,337,750
                                                                                                                    ---------------
BUSINESS SERVICES - 14.86%
        900,000    ALLIANCE DATA SYSTEMS CORPORATION+                                                                    38,025,000
        400,000    BLACKBOARD INCORPORATED+                                                                              10,300,000
        150,000    CERNER CORPORATION+                                                                                    6,750,000
        510,000    COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                   26,708,700
        185,000    EBAY INCORPORATED+                                                                                     7,973,500
        150,000    ELECTRONICS FOR IMAGING INCORPORATED+                                                                  4,147,500
        200,000    F5 NETWORKS INCORPORATED+                                                                             12,940,000
         99,000    GOOGLE INCORPORATED CLASS A+@@                                                                        42,891,750
        975,000    JUNIPER NETWORKS INCORPORATED+@@                                                                      17,676,750
        140,000    MICROSOFT CORPORATION                                                                                  3,941,000
        425,000    RED HAT INCORPORATED+                                                                                 12,303,750
        290,000    SRA INTERNATIONAL INCORPORATED CLASS A+                                                                9,210,400
        150,000    TOM ONLINE INCORPORATED+@@                                                                             3,574,500
        150,000    WEBEX COMMUNICATIONS INCORPORATED+                                                                     3,642,000
        620,000    YAHOO! INCORPORATED+                                                                                  21,290,800
                                                                                                                        221,375,650
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 6.90%
        210,000    AMGEN INCORPORATED+                                                                                   15,306,900
         25,000    GENENTECH INCORPORATED+                                                                                2,148,000
        230,000    GENZYME CORPORATION+                                                                                  16,316,200
        230,000    GILEAD SCIENCES INCORPORATED+@@                                                                       14,000,100
         60,000    MEDIMMUNE INCORPORATED+@@                                                                              2,047,200
        140,000    MONSANTO COMPANY                                                                                      11,845,400
        125,000    NOVARTIS AG ADR                                                                                        6,895,000
        250,000    PRAXAIR INCORPORATED                                                                                  13,170,000
        225,000    PROCTER & GAMBLE COMPANY                                                                              13,326,750
        180,000    TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR@@                                                           7,673,400
                                                                                                                        102,728,950
                                                                                                                    ---------------
COAL MINING - 1.54%
        315,000    CONSOL ENERGY INCORPORATED                                                                            22,963,500
                                                                                                                    ---------------
COMMUNICATIONS - 6.09%
        725,000    AMERICA MOVIL SA DE CV ADR SERIES L                                                                   24,454,250
        135,000    AMERICAN TOWER CORPORATION CLASS A+                                                                    4,176,900
        700,000    NEUSTAR INCORPORATED CLASS A+                                                                         20,307,000
        845,000    NII HOLDINGS INCORPORATED+                                                                            41,793,700
                                                                                                                         90,731,850
                                                                                                                    ---------------
DEPOSITORY INSTITUTIONS - 0.65%
         70,000    HDFC BANK LIMITED ADR                                                                                  4,160,800
        175,000    ICICI BANK LIMITED@@                                                                                   5,498,500
                                                                                                                          9,659,300
                                                                                                                    ---------------
EATING & DRINKING PLACES - 1.89%
        170,000    RED ROBIN GOURMET BURGERS INCORPORATED+                                                                6,747,300
      1,375,000    TEXAS ROADHOUSE INCORPORATED CLASS A+                                                                 21,326,250
                                                                                                                         28,073,550
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 11.89%
        123,000    ADVANCED MICRO DEVICES INCORPORATED+@@                                                           $     5,148,780
        150,000    BROADCOM CORPORATION CLASS A+@@                                                                       10,230,000
        700,000    COMVERSE TECHNOLOGY INCORPORATED+@@                                                                   19,173,000
        425,000    GENERAL ELECTRIC COMPANY                                                                              13,918,750
        475,000    INTERSIL CORPORATION CLASS A                                                                          13,803,500
        445,000    MARVELL TECHNOLOGY GROUP LIMITED+@@                                                                   30,446,900
        730,000    MICROCHIP TECHNOLOGY INCORPORATED                                                                     27,382,300
        225,000    MICROSEMI CORPORATION+                                                                                 6,849,000
        525,000    MOTOROLA INCORPORATED                                                                                 11,922,750
        175,000    NATIONAL SEMICONDUCTOR CORPORATION@@                                                                   4,936,750
         65,000    NETWORK APPLIANCE INCORPORATED+                                                                        2,028,000
        385,000    NOKIA OYJ ADR                                                                                          7,076,300
        300,000    QUALCOMM INCORPORATED                                                                                 14,388,000
        355,000    TELLABS INCORPORATED+                                                                                  4,540,450
        105,000    VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES INCORPORATED+                                                5,200,650
                                                                                                                        177,045,130
                                                                                                                    ---------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.20%
        100,000    HEALTHWAYS INCORPORATED+                                                                               4,468,000
        140,000    PAYCHEX INCORPORATED                                                                                   5,089,000
        121,100    PHARMACEUTICAL PRODUCT DEVELOPMENT INCORPORATED                                                        8,377,698
                                                                                                                         17,934,698
                                                                                                                    ---------------
FINANCIAL SERVICES - 0.46%
        330,000    JANUS CAPITAL GROUP INCORPORATED                                                                       6,893,700
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 0.48%
        125,000    PEPSICO INCORPORATED                                                                                   7,147,500
                                                                                                                    ---------------
FOOD STORES - 0.25%
         50,000    WHOLE FOODS MARKET INCORPORATED                                                                        3,693,500
                                                                                                                    ---------------
GENERAL MERCHANDISE STORES - 0.92%
        250,000    TARGET CORPORATION                                                                                    13,687,500
                                                                                                                    ---------------
HEALTH SERVICES - 4.73%
        275,000    CAREMARK RX INCORPORATED+                                                                             13,557,500
        195,000    COMMUNITY HEALTH SYSTEMS INCORPORATED+                                                                 7,096,050
        555,000    COVANCE INCORPORATED+@@                                                                               31,529,550
        320,000    LINCARE HOLDINGS INCORPORATED+                                                                        13,523,200
        120,000    SIERRA HEALTH SERVICES INCORPORATED+@@                                                                 4,754,400
                                                                                                                         70,460,700
                                                                                                                    ---------------
HOLDING & OTHER INVESTMENT OFFICES - 0.60%
         70,000    ALCON INCORPORATED                                                                                     8,954,400
                                                                                                                    ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 1.93%
        430,000    STATION CASINOS INCORPORATED                                                                          28,745,500
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 9.25%
        195,000    APPLE COMPUTER INCORPORATED+                                                                          14,724,450
      1,435,000    EMC CORPORATION+                                                                                      19,229,000
        340,000    GRANT PRIDECO INCORPORATED+                                                                           17,030,600
        370,000    HEWLETT-PACKARD COMPANY@@                                                                             11,536,600
        585,000    JOY GLOBAL INCORPORATED@@                                                                             31,613,400
        130,000    MIDDLEBY CORPORATION+                                                                                 12,285,000
        290,000    PATNI COMPUTER SYSTEMS LIMITED+                                                                        6,713,500
        248,850    RACKABLE SYSTEMS INCORPORATED+                                                                         7,477,942
        180,000    SMITH INTERNATIONAL INCORPORATED@@                                                                     8,100,000
        400,000    XYRATEX LIMITED+@@                                                                                     9,028,000
                                                                                                                        137,738,492
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
INSURANCE CARRIERS - 2.87%
         55,000    ACE LIMITED                                                                                      $     3,011,250
        200,000    AETNA INCORPORATED                                                                                    19,360,000
         75,000    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              4,909,500
        115,000    BROWN & BROWN INCORPORATED                                                                             3,303,950
        100,000    WELLPOINT INCORPORATED+@@                                                                              7,680,000
         65,000    XL CAPITAL LIMITED CLASS A                                                                             4,397,900
                                                                                                                         42,662,600
                                                                                                                    ---------------
LEATHER & LEATHER PRODUCTS - 0.42%
        175,000    COACH INCORPORATED+                                                                                    6,291,250
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 6.25%
        200,000    HAEMONETICS CORPORATION+                                                                              10,400,000
        105,000    HOLOGIC INCORPORATED+                                                                                  5,403,300
        140,000    ILLUMINA INCORPORATED+                                                                                 3,001,600
         42,000    INTUITIVE SURGICAL INCORPORATED+                                                                       5,781,300
        180,000    KYPHON INCORPORATED+                                                                                   7,482,600
         80,000    PALOMAR MEDICAL TECHNOLOGIES INCORPORATED+                                                             3,152,000
        130,000    RESPIRONICS INCORPORATED+                                                                              4,683,900
        400,000    SIRF TECHNOLOGY HOLDINGS INCORPORATED+                                                                13,476,000
        525,000    ST. JUDE MEDICAL INCORPORATED+                                                                        25,793,250
        250,000    TEKTRONIX INCORPORATED                                                                                 7,375,000
         95,000    ZIMMER HOLDINGS INCORPORATED+                                                                          6,550,250
                                                                                                                         93,099,200
                                                                                                                    ---------------
METAL MINING - 0.17%
         40,000    NEWMONT MINING CORPORATION@@                                                                           2,472,000
                                                                                                                    ---------------
MISCELLANEOUS RETAIL - 4.13%
        460,000    COLDWATER CREEK INCORPORATED+                                                                          9,384,000
        695,000    DICK'S SPORTING GOODS INCORPORATED+                                                                   25,555,150
        425,000    MICHAELS STORES INCORPORATED                                                                          14,292,750
        250,000    NUTRI SYSTEM INCORPORATED+                                                                            12,225,000
                                                                                                                         61,456,900
                                                                                                                    ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 0.32%
         85,000    SLM CORPORATION@@                                                                                      4,756,600
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 8.55%
        300,000    ATP OIL & GAS CORPORATION+                                                                            12,765,000
        200,000    CNX GAS CORPORATION+@@                                                                                 4,812,000
        195,000    ENSCO INTERNATIONAL INCORPORATED@@                                                                     9,968,400
         50,000    NABORS INDUSTRIES LIMITED+@@                                                                           4,062,500
        120,000    NOBLE CORPORATION                                                                                      9,652,800
        210,000    SCHLUMBERGER LIMITED@@                                                                                26,764,500
        100,000    SOUTHWESTERN ENERGY COMPANY+                                                                           4,314,000
        500,000    ULTRA PETROLEUM CORPORATION+@@                                                                        34,395,000
        420,000    XTO ENERGY INCORPORATED@@                                                                             20,613,600
                                                                                                                        127,347,800
                                                                                                                    ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 0.37%
        223,900    ALON USA ENERGY INCORPORATED+                                                                          4,831,762
         38,650    WESTERN REFINING INCORPORATED+@@                                                                         724,688
                                                                                                                          5,556,450
                                                                                                                    ---------------
PRIMARY METAL INDUSTRIES - 0.34%
        100,000    PRECISION CASTPARTS CORPORATION                                                                        4,995,000
                                                                                                                    ---------------
RAILROAD TRANSPORTATION - 0.67%
        125,000    BURLINGTON NORTHERN SANTA FE CORPORATION                                                              10,015,000
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 4.88%
         25,000    BEAR STEARNS COMPANIES INCORPORATED                                                              $     3,161,500
        250,000    CALAMOS ASSET MANAGEMENT INCORPORATED                                                                  8,685,000
        900,000    CHARLES SCHWAB CORPORATION                                                                            13,311,000
         44,000    CHICAGO MERCANTILE EXCHANGE@@                                                                         18,623,000
        115,000    NASDAQ STOCK MARKET INCORPORATED+                                                                      4,819,650
        825,000    OPTIONSXPRESS HOLDINGS INCORPORATED@@                                                                 24,090,000
                                                                                                                         72,690,150
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 1.90%
        165,000    BOEING COMPANY                                                                                        11,271,150
         50,000    JOHNSON CONTROLS INCORPORATED                                                                          3,462,000
        430,000    WABTEC CORPORATION                                                                                    13,575,100
                                                                                                                         28,308,250
                                                                                                                    ---------------
WHOLESALE TRADE NON-DURABLE GOODS - 0.83%
        355,000    HERBALIFE LIMITED+                                                                                    12,283,000
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $1,137,695,117)                                                                             1,484,488,070
                                                                                                                    ---------------
COLLATERAL FOR SECURITIES LENDING - 5.95%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.27%
      1,533,455    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                 1,533,455
      2,475,177    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                        2,475,177
                                                                                                                          4,008,632
                                                                                                                    ---------------

PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 5.68%
$       359,479    AMERICAN GENERAL FINANCE+++/-                                          4.47%        02/15/2007           359,612
      1,460,004    AMSTERDAM FUNDING CORPORATION                                          4.36         02/02/2006         1,459,829
        399,421    APRECO LLC                                                             4.49         03/15/2006           397,320
        149,663    APRECO LLC++                                                           4.65         05/15/2006           147,698
        998,553    AQUIFER FUNDING LIMITED++                                              4.37         02/07/2006           997,804
        309,152    AQUIFER FUNDING LIMITED++                                              4.38         02/06/2006           308,957
        492,886    ATLANTIC ASSET SECURITIZATION CORPORATION++                            4.52         02/15/2006           492,023
        719,837    ATLANTIC ASSET SECURITIZATION CORPORATION                              4.53         02/13/2006           718,757
        479,305    ATLAS CAPITAL FUNDING LIMITED                                          4.65         05/15/2006           473,012
        998,553    ATLAS CAPITAL FUNDING LIMITED+++/-                                     4.51         10/20/2006           998,553
        159,768    ATOMIUM FUNDING CORPORATION++                                          4.56         04/12/2006           158,351
        239,653    BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT (MATURITY VALUE
                      $239,683)                                                           4.55         02/01/2006           239,653
        138,559    BETA FINANCE INCORPORATED MTN+/-                                       4.60         06/02/2006           138,597
      2,380,550    BHP BILLITON FINANCE USA LIMITED                                       4.48         02/01/2006         2,380,550
      2,112,938    BUCKINGHAM CDO LLC                                                     4.34         02/03/2006         2,112,410
        998,553    BUCKINGHAM II CDO LLC++                                                4.39         02/09/2006           997,554
        400,979    BUCKINGHAM II CDO LLC                                                  4.55         02/27/2006           399,680
      1,257,418    CAIRN HIGH GRADE FUNDING I                                             4.52         02/01/2006         1,257,418
        559,190    CAIRN HIGH GRADE FUNDING I                                             4.52         02/06/2006           558,837
      2,156,874    CAIRN HIGH GRADE FUNDING I                                             4.52         02/08/2006         2,154,976
        132,608    CANCARA ASSET SECURITIZATION LIMITED                                   4.53         02/15/2006           132,376
        659,205    CANCARA ASSET SECURITIZATION LIMITED                                   4.52         02/07/2006           658,710
        208,937    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.50         03/14/2006           207,863
        370,863    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.53         04/05/2006           367,903
        196,515    CEDAR SPRINGS CAPITAL COMPANY LLC                                      4.52         02/03/2006           196,466

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     1,016,926    CEDAR SPRINGS CAPITAL COMPANY LLC++                                   4.56%        02/21/2006    $     1,014,384
        399,421    CEDAR SPRINGS CAPITAL COMPANY LLC++                                   4.56         02/24/2006            398,275
        678,137    CEDAR SPRINGS CAPITAL COMPANY LLC++                                   4.49         03/13/2006            674,740
         70,937    CHARIOT FUNDING LLC++                                                 4.47         02/15/2006             70,813
      1,118,379    CHARTA LLC                                                            4.28         02/13/2006          1,116,702
      1,417,945    CONCORD MINUTEMEN CAPITAL COMPANY+++/-                                4.38         02/07/2006          1,417,945
        679,016    CONCORD MINUTEMEN CAPITAL COMPANY (SERIES B)+++/-                     4.36         02/03/2006            679,016
      1,597,684    CONCORD MINUTEMEN CAPITAL COMPANY (SERIES B)+++/-                     4.43         02/13/2007          1,597,684
      1,238,206    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                    4.55         05/04/2006          1,235,060
        998,553    CULLINAN FINANCE CORPORATION MTN+/-                                   4.38         11/15/2006            998,663
        110,001    CULLINAN FINANCE CORPORATION++                                        4.46         02/15/2006            109,808
        798,842    DEER VALLEY FUNDING LLC                                               4.54         04/10/2006            791,964
     11,982,634    DEUTSCHE BANK REPURCHASE AGREEMENT (MATURITY VALUE $11,984,132)       4.50         02/01/2006         11,982,634
         51,925    DNB NOR BANK ASA                                                      4.39         02/22/2006             51,789
        576,604    EIFFEL FUNDING LLC                                                    4.50         02/01/2006            576,604
      1,158,321    EUREKA SECURITIZATION INCORPORATED                                    4.40         02/08/2006          1,157,302
        901,773    GALAXY FUNDING INCORPORATED                                           4.51         02/01/2006            901,773
         43,936    GENERAL ELECTRIC CAPITAL CORPORATION                                  4.45         02/01/2006             43,936
     11,982,634    GOLDMAN SACHS REPURCHASE AGREEMENT (MATURITY VALUE $11,984,132)       4.50         02/01/2006         11,982,634
      1,997,106    GOLDMAN SACHS & COMPANY                                               4.53         02/02/2006          1,996,866
        958,611    GOLDMAN SACHS GROUP INCORPORATED+/-                                   4.60         06/30/2006            958,611
        998,553    ING AMERICA INSURANCE HOLDINGS INCORPORATED                           4.49         02/15/2006            996,805
        639,074    ING USA ANNUITY & LIFE INSURANCE+/-                                   4.66         06/06/2006            639,074
         51,925    K2 USA LLC++                                                          4.66         05/02/2006             51,333
        184,732    K2 USA LLC MTN+++/-                                                   4.59         07/24/2006            184,793
        599,132    KAUPTHING BANK HF MTN+/-                                              4.55         02/20/2007            599,072
         59,234    KLIO II FUNDING CORPORATION                                           4.53         03/16/2006             58,915
        260,463    KLIO III FUNDING CORPORATION++                                        4.56         02/24/2006            259,715
        319,537    LEHMAN BROTHERS HOLDINGS INCORPORATED+/-                              4.55         03/16/2006            319,537
        919,268    LEXINGTON PARKER CAPITAL CORPORATION                                  4.50         02/01/2006            919,268
         39,942    LEXINGTON PARKER CAPITAL CORPORATION                                  4.65         05/02/2006             39,487
        250,477    LEXINGTON PARKER CAPITAL CORPORATION++                                4.55         02/03/2006            250,414
        998,553    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                4.53         05/26/2006            998,693
         47,931    LIBERTY STREET FUNDING CORPORATION++                                  4.51         02/21/2006             47,811
         49,768    LIBERTY STREET FUNDING CORPORATION                                    4.58         03/22/2006             49,461
         79,884    LINKS FINANCE LLC MTN+++/-                                            4.40         09/12/2006             79,882
        461,851    LINKS FINANCE LLC MTN+++/-                                            4.46         03/15/2006            461,846
        599,132    LIQUID FUNDING LIMITED+++/-                                           4.36         03/03/2006            599,132
        918,669    LIQUID FUNDING LIMITED+++/-                                           4.44         08/14/2006            918,669
        184,732    MORGAN STANLEY+/-                                                     4.50         09/15/2006            184,780
        599,132    MORGAN STANLEY+/-                                                     4.58         03/13/2006            599,132
      1,198,263    MORGAN STANLEY+/-                                                     4.57         10/10/2006          1,198,263
      1,957,164    NATEXIS BANQUE POPULAIRES                                             4.30         02/01/2006          1,957,164
         39,942    NATIONWIDE BUILDING SOCIETY+++/-                                      4.74         07/21/2006             39,976
      1,869,970    NIEUW AMSTERDAM RECEIVABLES CORPORATION                               4.37         02/07/2006          1,868,567
         59,913    NIEUW AMSTERDAM RECEIVABLES CORPORATION                               4.46         02/09/2006             59,853
      1,997,106    NORTHERN ROCK PLC+++/-                                                4.40         02/05/2007          1,996,866

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                      INTEREST RATE  MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     2,106,947    NORTHERN ROCK PLC+++/-                                                 4.63%        04/21/2006   $     2,107,052
      1,378,003    OLD LINE FUNDING CORPORATION                                           4.30         02/01/2006         1,378,003
      1,118,379    PREMIUM ASSET TRUST SERIES+++/-                                        4.87         03/28/2006         1,118,703
        161,566    RACERS TRUST 2004+++/-                                                 4.51         05/22/2006           161,574
        133,087    RANGER FUNDING CORPORATION                                             4.37         02/02/2006           133,071
        203,705    SOCIETE GENERALE NORTH AMERICA                                         4.45         02/01/2006           203,705
         95,861    SOCIETE GENERALE NORTH AMERICA                                         4.45         02/03/2006            95,837
        461,851    TANGO FINANCE CORPORATION MTN+/-                                       4.59         10/25/2006           462,003
        230,905    TRAVELLERS INSURANCE COMPANY+/-                                        4.52         02/10/2006           230,901
        998,553    UNICREDITO ITALIANO+/-                                                 4.47         04/03/2006           998,553
      1,252,744    UNITEDHEALTH GROUP INCORPORATED                                        4.32         02/01/2006         1,252,744
        998,553    WHITE PINE FINANCE LLC+/-                                              4.39         07/17/2006           998,553
        958,611    WHITE PINE FINANCE LLC MTN+++/-                                        4.53         06/12/2006           958,764
        119,826    WINDMILL FUNDING CORPORATION                                           4.55         02/03/2006           119,796
        972,630    YORKTOWN CAPITAL LLC                                                   4.32         02/02/2006           972,514
                                                                                                                         84,642,393
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $88,651,025)                                                               88,651,025
                                                                                                                    ---------------
SHORT-TERM INVESTMENTS - 0.12%

SHARES
MUTUAL FUND - 0.12%
      1,875,982    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~##                                                            1,875,982
TOTAL SHORT-TERM INVESTMENTS (COST $1,875,982)                                                                            1,875,982
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $1,228,222,124)*                         105.75%                                                              $ 1,575,015,077

OTHER ASSETS AND LIABILITIES, NET               (5.75)                                                                  (85,706,489)
                                               ------                                                               ---------------

TOTAL NET ASSETS                               100.00%                                                              $ 1,489,308,588
                                               ======                                                               ===============

+     NON-INCOME EARNING SECURITIES.
@@    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)
++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.
+/-   VARIABLE RATE INVESTMENTS.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
##    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,875,982.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

SHARES                SECURITY NAME                                                                                        VALUE
COMMON STOCKS - 98.57%

APPAREL & ACCESSORY STORES - 6.52%
          696,000     GAP INCORPORATED                                                                                 $ 12,590,640
          387,900     ROSS STORES INCORPORATED                                                                           11,055,150
                                                                                                                         23,645,790
                                                                                                                       ------------
BUSINESS SERVICES - 6.63%
           35,000     FIRST DATA CORPORATION                                                                              1,578,500
          800,900     INTERPUBLIC GROUP OF COMPANIES INCORPORATED+@@                                                      8,089,090
          510,000     MICROSOFT CORPORATION                                                                              14,356,500
                                                                                                                         24,024,090
                                                                                                                       ------------
CHEMICALS & ALLIED PRODUCTS - 9.37%
          345,000     MEDIMMUNE INCORPORATED+                                                                            11,771,400
          510,600     PFIZER INCORPORATED                                                                                13,112,208
          196,600     WYETH                                                                                               9,092,750
                                                                                                                         33,976,358
                                                                                                                       ------------
COMMUNICATIONS - 3.37%
          440,400     COMCAST CORPORATION CLASS A+                                                                       12,207,888
                                                                                                                       ------------
DEPOSITORY INSTITUTIONS - 13.50%
          284,000     BANK OF AMERICA CORPORATION                                                                        12,561,320
          380,000     BANK OF NEW YORK COMPANY INCORPORATED                                                              12,087,800
          281,000     CITIGROUP INCORPORATED                                                                             13,088,980
          282,024     JP MORGAN CHASE & COMPANY                                                                          11,210,454
                                                                                                                         48,948,554
                                                                                                                       ------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 18.88%
          488,000     AMERICAN POWER CONVERSION CORPORATION                                                              11,565,600
          200,000     CISCO SYSTEMS INCORPORATED+                                                                         3,714,000
          381,000     GENERAL ELECTRIC COMPANY                                                                           12,477,750
          535,200     INTEL CORPORATION                                                                                  11,383,704
          499,700     NOVELLUS SYSTEMS INCORPORATED+@@                                                                   14,166,495
          956,200     VISHAY INTERTECHNOLOGY INCORPORATED+                                                               15,136,646
                                                                                                                         68,444,195
                                                                                                                       ------------
FOOD & KINDRED PRODUCTS - 0.55%
           41,000     GENERAL MILLS INCORPORATED                                                                          1,993,010
                                                                                                                       ------------
GENERAL MERCHANDISE STORES - 3.75%
          295,000     WAL-MART STORES INCORPORATED                                                                       13,602,450
                                                                                                                       ------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.79%
        1,113,000     SYMBOL TECHNOLOGIES INCORPORATED@@                                                                 13,745,550
                                                                                                                       ------------
INSURANCE AGENTS, BROKERS & SERVICE - 2.94%
          350,000     MARSH & MCLENNAN COMPANIES INCORPORATED                                                            10,636,500
                                                                                                                       ------------
INSURANCE CARRIERS - 3.52%
          195,000     AMERICAN INTERNATIONAL GROUP INCORPORATED                                                          12,764,700
                                                                                                                       ------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.67%
          441,900     BOSTON SCIENTIFIC CORPORATION+@@                                                                    9,664,353
                                                                                                                       ------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.37%
          330,000     TYCO INTERNATIONAL LIMITED                                                                          8,596,500
                                                                                                                       ------------
MOTION PICTURES - 4.65%
          760,000     TIME WARNER INCORPORATED                                                                           13,322,800
          140,000     WALT DISNEY COMPANY                                                                                 3,543,400
                                                                                                                         16,866,200
                                                                                                                       ------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

SHARES           SECURITY NAME                                                                                             VALUE
NON-DEPOSITORY CREDIT INSTITUTIONS - 0.89%
        47,500   FREDDIE MAC                                                                                           $  3,223,350
                                                                                                                       ------------
OIL & GAS EXTRACTION - 2.28%
       141,200   TIDEWATER INCORPORATED                                                                                   8,248,904
                                                                                                                       ------------
PETROLEUM REFINING & RELATED INDUSTRIES - 5.79%
       157,500   CHEVRONTEXACO CORPORATION                                                                                9,352,350
       185,400   EXXON MOBIL CORPORATION                                                                                 11,633,850
                                                                                                                         20,986,200
                                                                                                                       ------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 7.10%
       139,800   MERRILL LYNCH & COMPANY INCORPORATED                                                                    10,494,785
       248,000   MORGAN STANLEY                                                                                          15,239,600
                                                                                                                         25,734,385
                                                                                                                       ------------

TOTAL COMMON STOCKS (COST $339,081,053)                                                                                 357,308,977
                                                                                                                       ------------
COLLATERAL FOR SECURITIES LENDING - 5.10%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.23%
       319,854   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                     319,854
       516,282   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                            516,282
                                                                                                                            836,136
                                                                                                                       ------------

PRINCIPAL                                                                              INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 4.87%
$       74,982   AMERICAN GENERAL FINANCE+++/-                                               4.47%      02/15/2007           75,009
       304,533   AMSTERDAM FUNDING CORPORATION                                               4.36       02/02/2006          304,497
        83,313   APRECO LLC                                                                  4.49       03/15/2006           82,875
        31,217   APRECO LLC++                                                                4.65       05/15/2006           30,807
       208,282   AQUIFER FUNDING LIMITED++                                                   4.37       02/07/2006          208,126
        64,484   AQUIFER FUNDING LIMITED++                                                   4.38       02/06/2006           64,444
       102,808   ATLANTIC ASSET SECURITIZATION CORPORATION++                                 4.52       02/15/2006          102,628
       150,146   ATLANTIC ASSET SECURITIZATION CORPORATION                                   4.53       02/13/2006          149,921
       208,282   ATLAS CAPITAL FUNDING LIMITED+++/-                                          4.51       10/20/2006          208,282
        99,975   ATLAS CAPITAL FUNDING LIMITED                                               4.65       05/15/2006           98,663
        33,325   ATOMIUM FUNDING CORPORATION++                                               4.56       04/12/2006           33,030
        49,988   BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT
                    (MATURITY VALUE $49,994)                                                 4.55       02/01/2006           49,988
        28,901   BETA FINANCE INCORPORATED MTN+/-                                            4.60       06/02/2006           28,909
       496,544   BHP BILLITON FINANCE USA LIMITED                                            4.48       02/01/2006          496,544
       440,725   BUCKINGHAM CDO LLC                                                          4.34       02/03/2006          440,615
       208,282   BUCKINGHAM II CDO LLC++                                                     4.39       02/09/2006          208,074
        83,638   BUCKINGHAM II CDO LLC                                                       4.55       02/27/2006           83,367
       262,277   CAIRN HIGH GRADE FUNDING I                                                  4.52       02/01/2006          262,277
       116,638   CAIRN HIGH GRADE FUNDING I                                                  4.52       02/06/2006          116,564
       449,889   CAIRN HIGH GRADE FUNDING I                                                  4.52       02/08/2006          449,493
        27,660   CANCARA ASSET SECURITIZATION LIMITED                                        4.53       02/15/2006           27,611
       137,499   CANCARA ASSET SECURITIZATION LIMITED                                        4.52       02/07/2006          137,396
        43,581   CEDAR SPRINGS CAPITAL COMPANY LLC                                           4.50       03/14/2006           43,357
        77,356   CEDAR SPRINGS CAPITAL COMPANY LLC                                           4.53       04/05/2006           76,739
        40,990   CEDAR SPRINGS CAPITAL COMPANY LLC                                           4.52       02/03/2006           40,980
       212,114   CEDAR SPRINGS CAPITAL COMPANY LLC++                                         4.56       02/21/2006          211,584
        83,313   CEDAR SPRINGS CAPITAL COMPANY LLC++                                         4.56       02/24/2006           83,074
       141,449   CEDAR SPRINGS CAPITAL COMPANY LLC++                                         4.49       03/13/2006          140,740

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        14,796    CHARIOT FUNDING LLC++                                                   4.47%         02/15/2006    $     14,770
        233,276    CHARTA LLC                                                              4.28          02/13/2006         232,926
        295,761    CONCORD MINUTEMEN CAPITAL COMPANY+++/-                                  4.38          02/07/2006         295,761
        141,632    CONCORD MINUTEMEN CAPITAL COMPANY (SERIES B)+++/-                       4.36          02/03/2006         141,632
        333,251    CONCORD MINUTEMEN CAPITAL COMPANY (SERIES B)+++/-                       4.43          02/13/2007         333,251
        258,270    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                      4.55          05/04/2006         257,614
        208,282    CULLINAN FINANCE CORPORATION MTN+/-                                     4.38          11/15/2006         208,305
         22,944    CULLINAN FINANCE CORPORATION++                                          4.46          02/15/2006          22,904
        166,626    DEER VALLEY FUNDING LLC                                                 4.54          04/10/2006         165,191
      2,499,385    DEUTSCHE BANK REPURCHASE AGREEMENT (MATURITY VALUE $2,499,697)          4.50          02/01/2006       2,499,385
         10,831    DNB NOR BANK ASA                                                        4.39          02/22/2006          10,802
        120,270    EIFFEL FUNDING LLC                                                      4.50          02/01/2006         120,270
        241,607    EUREKA SECURITIZATION INCORPORATED                                      4.40          02/08/2006         241,395
        188,095    GALAXY FUNDING INCORPORATED                                             4.51          02/01/2006         188,095
          9,164    GENERAL ELECTRIC CAPITAL CORPORATION                                    4.45          02/01/2006           9,164
      2,499,385    GOLDMAN SACHS REPURCHASE AGREEMENT (MATURITY VALUE $2,499,697)          4.50          02/01/2006       2,499,385
        416,564    GOLDMAN SACHS & COMPANY                                                 4.53          02/02/2006         416,514
        199,951    GOLDMAN SACHS GROUP INCORPORATED+/-                                     4.60          06/30/2006         199,951
        208,282    ING AMERICA INSURANCE HOLDINGS INCORPORATED                             4.49          02/15/2006         207,918
        133,301    ING USA ANNUITY & LIFE INSURANCE+/-                                     4.66          06/06/2006         133,301
         10,831    K2 USA LLC++                                                            4.66          05/02/2006          10,707
         38,532    K2 USA LLC MTN+++/-                                                     4.59          07/24/2006          38,545
        124,969    KAUPTHING BANK HF MTN+/-                                                4.55          02/20/2007         124,957
         12,355    KLIO II FUNDING CORPORATION                                             4.53          03/16/2006          12,289
         54,328    KLIO III FUNDING CORPORATION++                                          4.56          02/24/2006          54,172
         66,650    LEHMAN BROTHERS HOLDINGS INCORPORATED+/-                                4.55          03/16/2006          66,650
        191,744    LEXINGTON PARKER CAPITAL CORPORATION                                    4.50          02/01/2006         191,744
          8,331    LEXINGTON PARKER CAPITAL CORPORATION                                    4.65          05/02/2006           8,236
         52,245    LEXINGTON PARKER CAPITAL CORPORATION++                                  4.55          02/03/2006          52,232
        208,282    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                  4.53          05/26/2006         208,311
          9,998    LIBERTY STREET FUNDING CORPORATION++                                    4.51          02/21/2006           9,973
         10,381    LIBERTY STREET FUNDING CORPORATION                                      4.58          03/22/2006          10,317
         16,663    LINKS FINANCE LLC MTN+++/-                                              4.40          09/12/2006          16,662
         96,335    LINKS FINANCE LLC MTN+++/-                                              4.46          03/15/2006          96,334
        124,969    LIQUID FUNDING LIMITED+++/-                                             4.36          03/03/2006         124,969
        191,620    LIQUID FUNDING LIMITED+++/-                                             4.44          08/14/2006         191,620
         38,532    MORGAN STANLEY+/-                                                       4.50          09/15/2006          38,542
        124,969    MORGAN STANLEY+/-                                                       4.58          03/13/2006         124,969
        249,938    MORGAN STANLEY+/-                                                       4.57          10/10/2006         249,938
        408,233    NATEXIS BANQUE POPULAIRES                                               4.30          02/01/2006         408,233
          8,331    NATIONWIDE BUILDING SOCIETY+++/-                                        4.74          07/21/2006           8,338
        390,046    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                 4.37          02/07/2006         389,753
         12,497    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                 4.46          02/09/2006          12,484
        416,564    NORTHERN ROCK PLC+++/-                                                  4.40          02/05/2007         416,514
        439,475    NORTHERN ROCK PLC+++/-                                                  4.63          04/21/2006         439,497
        287,429    OLD LINE FUNDING CORPORATION                                            4.30          02/01/2006         287,429
        233,276    PREMIUM ASSET TRUST SERIES+++/-                                         4.87          03/28/2006         233,344
         33,700    RACERS TRUST 2004+++/-                                                  4.51          05/22/2006          33,702

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                        INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        27,760    RANGER FUNDING CORPORATION                                               4.37%        02/02/2006    $     27,757
         42,490    SOCIETE GENERALE NORTH AMERICA                                           4.45         02/01/2006          42,490
         19,995    SOCIETE GENERALE NORTH AMERICA                                           4.45         02/03/2006          19,990
         96,335    TANGO FINANCE CORPORATION MTN+/-                                         4.59         10/25/2006          96,366
         48,163    TRAVELLERS INSURANCE COMPANY+/-                                          4.52         02/10/2006          48,162
        208,282    UNICREDITO ITALIANO+/-                                                   4.47         04/03/2006         208,282
        261,302    UNITEDHEALTH GROUP INCORPORATED                                          4.32         02/01/2006         261,302
        208,282    WHITE PINE FINANCE LLC+/-                                                4.39         07/17/2006         208,282
        199,951    WHITE PINE FINANCE LLC MTN+++/-                                          4.53         06/12/2006         199,983
         24,994    WINDMILL FUNDING CORPORATION                                             4.55         02/03/2006          24,988
        202,875    YORKTOWN CAPITAL LLC                                                     4.32         02/02/2006         202,851
                                                                                                                         17,655,042
                                                                                                                       ------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $18,491,178)                                                               18,491,178
                                                                                                                       ------------

SHARES
SHORT-TERM INVESTMENTS - 1.86%

MUTUAL FUND - 1.86%
      6,757,347    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~##                                                            6,757,347

TOTAL SHORT-TERM INVESTMENTS (COST $6,757,347)                                                                            6,757,347
                                                                                                                       ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $364,329,578)*                                   105.53%                                                         $382,557,502

OTHER ASSETS AND LIABILITIES, NET                       (5.53)                                                          (20,059,699)
                                                       ------                                                          ------------

TOTAL NET ASSETS                                       100.00%                                                         $362,497,803
                                                       ======                                                          ============

+     NON-INCOME EARNING SECURITIES.
@@    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)
++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.
+/-   VARIABLE RATE INVESTMENTS.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
##    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $6,757,347.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 98.04%

APPAREL & ACCESSORY STORES - 0.53%
         90,000    URBAN OUTFITTERS INCORPORATED+                                                                   $     2,457,900
                                                                                                                    ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 2.46%
        150,000    HOME DEPOT INCORPORATED                                                                                6,082,500
         85,000    LOWE'S COMPANIES INCORPORATED                                                                          5,401,750
                                                                                                                         11,484,250
                                                                                                                    ---------------
BUSINESS SERVICES - 10.24%
        120,000    ADOBE SYSTEMS INCORPORATED                                                                             4,766,400
         50,000    COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                    2,618,500
         90,000    EBAY INCORPORATED+                                                                                     3,879,000
         85,000    ELECTRONIC ARTS INCORPORATED+                                                                          4,639,300
         36,000    GOOGLE INCORPORATED CLASS A+                                                                          15,597,000
        215,000    JUNIPER NETWORKS INCORPORATED+@@                                                                       3,897,950
        190,000    RED HAT INCORPORATED+                                                                                  5,500,500
        200,000    YAHOO! INCORPORATED+                                                                                   6,868,000
                                                                                                                         47,766,650
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 13.28%
         90,000    AMGEN INCORPORATED+                                                                                    6,560,100
         85,000    GENENTECH INCORPORATED+                                                                                7,303,200
        110,000    GENZYME CORPORATION+                                                                                   7,803,400
        140,000    GILEAD SCIENCES INCORPORATED+                                                                          8,521,800
         50,000    MONSANTO COMPANY                                                                                       4,230,500
        150,000    PRAXAIR INCORPORATED                                                                                   7,902,000
        235,000    PROCTER & GAMBLE COMPANY                                                                              13,919,050
        135,000    TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR@@                                                           5,755,050
                                                                                                                         61,995,100
                                                                                                                    ---------------
COAL MINING - 1.09%
         70,000    CONSOL ENERGY INCORPORATED                                                                             5,103,000
                                                                                                                    ---------------
COMMUNICATIONS - 2.07%
        165,000    AMERICA MOVIL SA DE CV ADR SERIES L                                                                    5,565,450
         30,000    NII HOLDINGS INCORPORATED+                                                                             1,483,800
        100,000    XM SATELLITE RADIO HOLDINGS INCORPORATED CLASS A+                                                      2,618,000
                                                                                                                          9,667,250
                                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 15.91%
        175,000    ADVANCED MICRO DEVICES INCORPORATED+                                                                   7,325,500
        155,000    BROADCOM CORPORATION CLASS A+                                                                         10,571,000
         90,000    COMVERSE TECHNOLOGY INCORPORATED+                                                                      2,465,100
         40,000    EMERSON ELECTRIC COMPANY                                                                               3,098,000
        135,000    GENERAL ELECTRIC COMPANY                                                                               4,421,250
        200,000    MARVELL TECHNOLOGY GROUP LIMITED+                                                                     13,684,001
        135,000    MICROCHIP TECHNOLOGY INCORPORATED                                                                      5,063,850
        345,000    MOTOROLA INCORPORATED                                                                                  7,834,950
        245,000    NETWORK APPLIANCE INCORPORATED+                                                                        7,644,000
        180,000    QUALCOMM INCORPORATED                                                                                  8,632,800
        120,000    TEXAS INSTRUMENTS INCORPORATED                                                                         3,507,600
                                                                                                                         74,248,051
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 1.78%
        145,000    PEPSICO INCORPORATED                                                                                   8,291,100
                                                                                                                    ---------------
FOOD STORES - 1.90%
        140,000    STARBUCKS CORPORATION+                                                                                 4,438,000
         60,000    WHOLE FOODS MARKET INCORPORATED                                                                        4,432,200
                                                                                                                          8,870,200
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GENERAL MERCHANDISE STORES - 2.82%
        240,000    TARGET CORPORATION                                                                               $    13,140,000
                                                                                                                    ---------------
HEALTH SERVICES - 0.26%
         25,000    HCA INCORPORATED                                                                                       1,227,000
                                                                                                                    ---------------
HOLDING & OTHER INVESTMENT OFFICES - 0.96%
         35,000    ALCON INCORPORATED                                                                                     4,477,200
                                                                                                                    ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 3.75%
        120,000    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                            7,996,800
         70,000    STATION CASINOS INCORPORATED                                                                           4,679,500
         75,000    WYNN RESORTS LIMITED+                                                                                  4,843,500
                                                                                                                         17,519,800
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.55%
         70,000    APPLE COMPUTER INCORPORATED+                                                                           5,285,700
         30,000    BAKER HUGHES INCORPORATED                                                                              2,323,200
        100,000    CATERPILLAR INCORPORATED@@                                                                             6,790,000
        510,000    EMC CORPORATION+                                                                                       6,834,000
                                                                                                                         21,232,900
                                                                                                                    ---------------
INSURANCE CARRIERS - 4.52%
         36,000    AETNA INCORPORATED                                                                                     3,484,800
         65,000    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              4,254,900
         25,000    PROGRESSIVE CORPORATION                                                                                2,626,000
         30,000    PRUDENTIAL FINANCIAL INCORPORATED                                                                      2,260,200
        110,000    WELLPOINT INCORPORATED+                                                                                8,448,000
                                                                                                                         21,073,900
                                                                                                                    ---------------
LEATHER & LEATHER PRODUCTS - 1.08%
        140,000    COACH INCORPORATED+                                                                                    5,033,000
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.64%
        195,000    MEDTRONIC INCORPORATED                                                                                11,011,650
        220,000    ST. JUDE MEDICAL INCORPORATED+                                                                        10,808,600
         65,000    ZIMMER HOLDINGS INCORPORATED+                                                                          4,481,750
                                                                                                                         26,302,000
                                                                                                                    ---------------
MISCELLANEOUS RETAIL - 4.05%
         55,000    AMAZON.COM INCORPORATED+                                                                               2,465,100
        300,000    STAPLES INCORPORATED                                                                                   7,113,000
        215,000    WALGREEN COMPANY                                                                                       9,305,200
                                                                                                                         18,883,300
                                                                                                                    ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 1.50%
        125,000    SLM CORPORATION                                                                                        6,995,000
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 5.25%
         30,000    SCHLUMBERGER LIMITED                                                                                   3,823,500
         40,000    TRANSOCEAN INCORPORATED+                                                                               3,246,000
        175,000    ULTRA PETROLEUM CORPORATION+                                                                          12,038,250
        110,000    XTO ENERGY INCORPORATED                                                                                5,398,800
                                                                                                                         24,506,550
                                                                                                                    ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 1.34%
        100,000    VALERO ENERGY CORPORATION                                                                              6,243,000
                                                                                                                    ---------------
RAILROAD TRANSPORTATION - 0.86%
         50,000    BURLINGTON NORTHERN SANTA FE CORPORATION                                                               4,006,000
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 5.54%
        540,000    CHARLES SCHWAB CORPORATION                                                                       $     7,986,600
         20,000    CHICAGO MERCANTILE EXCHANGE                                                                            8,465,000
         35,000    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                  4,915,750
         60,000    MERRILL LYNCH & COMPANY INCORPORATED                                                                   4,504,200
                                                                                                                         25,871,550
                                                                                                                    ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.81%
        155,000    CORNING INCORPORATED+                                                                                  3,774,250
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 2.83%
         75,000    BOEING COMPANY                                                                                         5,123,250
         45,000    JOHNSON CONTROLS INCORPORATED                                                                          3,115,800
         85,000    UNITED TECHNOLOGIES CORPORATION                                                                        4,961,450
                                                                                                                         13,200,500
                                                                                                                    ---------------
WATER TRANSPORTATION - 0.50%
         45,000    CARNIVAL CORPORATION                                                                                   2,329,200
                                                                                                                    ---------------
WHOLESALE TRADE NON-DURABLE GOODS - 2.52%
         90,000    CARDINAL HEALTH INCORPORATED                                                                           6,483,599
        100,000    MCKESSON CORPORATION                                                                                   5,300,000
                                                                                                                         11,783,599
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $356,630,800)                                                                                 457,482,250
                                                                                                                    ---------------
COLLATERAL FOR SECURITIES LENDING - 2.71%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.12%
        218,776    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                   218,776
        353,130    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                          353,130
                                                                                                                            571,906
                                                                                                                    ---------------

PRINCIPAL                                                                              INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 2.59%
$        51,286    AMERICAN GENERAL FINANCE+++/-                                           4.47%         02/15/2007          51,305
        208,297    AMSTERDAM FUNDING CORPORATION                                           4.36          02/02/2006         208,272
         56,985    APRECO LLC                                                              4.49          03/15/2006          56,685
         21,352    APRECO LLC++                                                            4.65          05/15/2006          21,072
         44,106    AQUIFER FUNDING LIMITED++                                               4.38          02/06/2006          44,079
        142,462    AQUIFER FUNDING LIMITED++                                               4.37          02/07/2006         142,355
        102,698    ATLANTIC ASSET SECURITIZATION CORPORATION                               4.53          02/13/2006         102,544
         70,319    ATLANTIC ASSET SECURITIZATION CORPORATION++                             4.52          02/15/2006          70,196
         68,382    ATLAS CAPITAL FUNDING LIMITED                                           4.65          05/15/2006          67,484
        142,462    ATLAS CAPITAL FUNDING LIMITED+++/-                                      4.51          10/20/2006         142,462
         22,794    ATOMIUM FUNDING CORPORATION++                                           4.56          04/12/2006          22,592
         34,191    BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT
                      (MATURITY VALUE $34,195)                                             4.55          02/01/2006          34,191
         19,768    BETA FINANCE INCORPORATED MTN+/-                                        4.60          06/02/2006          19,773
        339,630    BHP BILLITON FINANCE USA LIMITED                                        4.48          02/01/2006         339,630
        301,450    BUCKINGHAM CDO LLC                                                      4.34          02/03/2006         301,375
        142,462    BUCKINGHAM II CDO LLC++                                                 4.39          02/09/2006         142,320
         57,207    BUCKINGHAM II CDO LLC                                                   4.55          02/27/2006          57,022
        179,394    CAIRN HIGH GRADE FUNDING I                                              4.52          02/01/2006         179,394
         79,779    CAIRN HIGH GRADE FUNDING I                                              4.52          02/06/2006          79,729
        307,718    CAIRN HIGH GRADE FUNDING I                                              4.52          02/08/2006         307,448
         94,048    CANCARA ASSET SECURITIZATION LIMITED                                    4.52          02/07/2006          93,977

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                        PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        18,919    CANCARA ASSET SECURITIZATION LIMITED                                    4.53%         02/15/2006  $       18,886
         28,037    CEDAR SPRINGS CAPITAL COMPANY LLC                                       4.52          02/03/2006          28,030
        145,084    CEDAR SPRINGS CAPITAL COMPANY LLC++                                     4.56          02/21/2006         144,721
         56,985    CEDAR SPRINGS CAPITAL COMPANY LLC++                                     4.56          02/24/2006          56,821
         29,809    CEDAR SPRINGS CAPITAL COMPANY LLC                                       4.50          03/14/2006          29,656
         52,910    CEDAR SPRINGS CAPITAL COMPANY LLC                                       4.53          04/05/2006          52,488
         96,749    CEDAR SPRINGS CAPITAL COMPANY LLC++                                     4.49          03/13/2006          96,264
         10,121    CHARIOT FUNDING LLC++                                                   4.47          02/15/2006          10,103
        159,558    CHARTA LLC                                                              4.28          02/13/2006         159,318
        202,296    CONCORD MINUTEMEN CAPITAL COMPANY+++/-                                  4.38          02/07/2006         202,296
         96,874    CONCORD MINUTEMEN CAPITAL COMPANY (SERIES B)+++/-                       4.36          02/03/2006          96,874
        227,940    CONCORD MINUTEMEN CAPITAL COMPANY (SERIES B)+++/-                       4.43          02/13/2007         227,940
        176,653    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                      4.55          05/04/2006         176,205
         15,694    CULLINAN FINANCE CORPORATION++                                          4.46          02/15/2006          15,666
        142,462    CULLINAN FINANCE CORPORATION MTN+/-                                     4.38          11/15/2006         142,478
        113,970    DEER VALLEY FUNDING LLC                                                 4.54          04/10/2006         112,989
      1,709,547    DEUTSCHE BANK REPURCHASE AGREEMENT (MATURITY VALUE $1,709,761)          4.50          02/01/2006       1,709,547
          7,408    DNB NOR BANK ASA                                                        4.39          02/22/2006           7,389
         82,263    EIFFEL FUNDING LLC                                                      4.50          02/01/2006          82,263
        165,256    EUREKA SECURITIZATION INCORPORATED                                      4.40          02/08/2006         165,111
        128,655    GALAXY FUNDING INCORPORATED                                             4.51          02/01/2006         128,655
          6,268    GENERAL ELECTRIC CAPITAL CORPORATION                                    4.45          02/01/2006           6,268
      1,709,547    GOLDMAN SACHS REPURCHASE AGREEMENT (MATURITY VALUE $1,709,761)          4.50          02/01/2006       1,709,547
        284,924    GOLDMAN SACHS & COMPANY                                                 4.53          02/02/2006         284,890
        136,764    GOLDMAN SACHS GROUP INCORPORATED+/-                                     4.60          06/30/2006         136,764
        142,462    ING AMERICA INSURANCE HOLDINGS INCORPORATED                             4.49          02/15/2006         142,213
         91,176    ING USA ANNUITY & LIFE INSURANCE+/-                                     4.66          06/06/2006          91,176
          7,408    K2 USA LLC++                                                            4.66          05/02/2006           7,324
         26,356    K2 USA LLC MTN+++/-                                                     4.59          07/24/2006          26,364
         85,477    KAUPTHING BANK HF MTN+/-                                                4.55          02/20/2007          85,469
          8,451    KLIO II FUNDING CORPORATION                                             4.53          03/16/2006           8,405
         37,160    KLIO III FUNDING CORPORATION++                                          4.56          02/24/2006          37,053
         45,588    LEHMAN BROTHERS HOLDINGS INCORPORATED+/-                                4.55          03/16/2006          45,588
        131,151    LEXINGTON PARKER CAPITAL CORPORATION                                    4.50          02/01/2006         131,151
         35,735    LEXINGTON PARKER CAPITAL CORPORATION++                                  4.55          02/03/2006          35,726
          5,698    LEXINGTON PARKER CAPITAL CORPORATION                                    4.65          05/02/2006           5,634
        142,462    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                  4.53          05/26/2006         142,482
          6,838    LIBERTY STREET FUNDING CORPORATION++                                    4.51          02/21/2006           6,821
          7,100    LIBERTY STREET FUNDING CORPORATION                                      4.58          03/22/2006           7,057
         11,397    LINKS FINANCE LLC MTN+++/-                                              4.40          09/12/2006          11,397
         65,892    LINKS FINANCE LLC MTN+++/-                                              4.46          03/15/2006          65,891
         85,477    LIQUID FUNDING LIMITED+++/-                                             4.36          03/03/2006          85,477
        131,065    LIQUID FUNDING LIMITED+++/-                                             4.44          08/14/2006         131,065
         85,477    MORGAN STANLEY+/-                                                       4.58          03/13/2006          85,477
        170,955    MORGAN STANLEY+/-                                                       4.57          10/10/2006         170,955
         26,356    MORGAN STANLEY+/-                                                       4.50          09/15/2006          26,362
        279,226    NATEXIS BANQUE POPULAIRES                                               4.30          02/01/2006         279,226

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

PRINCIPAL             SECURITY NAME                                                   INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$         5,698       NATIONWIDE BUILDING SOCIETY+++/-                                     4.74%        07/21/2006   $        5,703
        266,786       NIEUW AMSTERDAM RECEIVABLES CORPORATION                              4.37         02/07/2006          266,586
          8,548       NIEUW AMSTERDAM RECEIVABLES CORPORATION                              4.46         02/09/2006            8,539
        300,595       NORTHERN ROCK PLC+++/-                                               4.63         04/21/2006          300,610
        284,924       NORTHERN ROCK PLC+++/-                                               4.40         02/05/2007          284,890
        196,598       OLD LINE FUNDING CORPORATION                                         4.30         02/01/2006          196,598
        159,558       PREMIUM ASSET TRUST SERIES+++/-                                      4.87         03/28/2006          159,604
         23,050       RACERS TRUST 2004+++/-                                               4.51         05/22/2006           23,052
         18,987       RANGER FUNDING CORPORATION                                           4.37         02/02/2006           18,985
         29,062       SOCIETE GENERALE NORTH AMERICA                                       4.45         02/01/2006           29,062
         13,676       SOCIETE GENERALE NORTH AMERICA                                       4.45         02/03/2006           13,673
         65,892       TANGO FINANCE CORPORATION MTN+/-                                     4.59         10/25/2006           65,913
         32,943       TRAVELLERS INSURANCE COMPANY+/-                                      4.52         02/10/2006           32,942
        142,462       UNICREDITO ITALIANO+/-                                               4.47         04/03/2006          142,462
        178,728       UNITEDHEALTH GROUP INCORPORATED                                      4.32         02/01/2006          178,728
        142,462       WHITE PINE FINANCE LLC+/-                                            4.39         07/17/2006          142,462
        136,764       WHITE PINE FINANCE LLC MTN+++/-                                      4.53         06/12/2006          136,786
         17,095       WINDMILL FUNDING CORPORATION                                         4.55         02/03/2006           17,091
        138,764       YORKTOWN CAPITAL LLC                                                 4.32         02/02/2006          138,748
                                                                                                                         12,075,821
                                                                                                                     --------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $12,647,727)                                                               12,647,727
                                                                                                                     --------------

SHARES
SHORT-TERM INVESTMENTS - 1.84%

MUTUAL FUND - 1.84%
      8,612,378       WELLS FARGO ADVANTAGE MONEY MARKET TRUST~##                                                         8,612,378

TOTAL SHORT-TERM INVESTMENTS (COST $8,612,378)                                                                            8,612,378
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $377,890,905)*                                   102.59%                                                       $  478,742,355

OTHER ASSETS AND LIABILITIES, NET                       (2.59)                                                          (12,098,636)
                                                       ------                                                        --------------

TOTAL NET ASSETS                                       100.00%                                                       $  466,643,719
                                                       ======                                                        ==============

+     NON-INCOME EARNING SECURITIES.
@@    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)
++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.
+/-   VARIABLE RATE INVESTMENTS.
~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.
##    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $8,612,378.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

            STATEMENTS OF ASSETS AND LIABILITIES -- JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                            CAPITAL
                                                                                                                        GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ...............................................................................   $   632,271,889
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ....................................................................        35,594,423
   INVESTMENTS IN AFFILIATES ....................................................................................        30,158,275
                                                                                                                    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ..............................................................       698,024,587
                                                                                                                    ---------------
   RECEIVABLE FOR FUND SHARES ISSUED ............................................................................           707,963
   RECEIVABLE FOR INVESTMENTS SOLD ..............................................................................        14,785,909
   RECEIVABLES FOR DIVIDENDS AND INTEREST .......................................................................           176,914
                                                                                                                    ---------------
TOTAL ASSETS ....................................................................................................       713,695,373
                                                                                                                    ---------------
LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED .............................................................................           118,392
   PAYABLE FOR INVESTMENTS PURCHASED ............................................................................        32,137,676
   DIVIDENDS PAYABLE ............................................................................................                 0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ........................................................           466,375
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ......................................................           118,214
   PAYABLE FOR SECURITIES LOANED (NOTE 2) .......................................................................        35,594,423
   ACCRUED EXPENSES AND OTHER LIABILITIES .......................................................................            26,597
                                                                                                                    ---------------
TOTAL LIABILITIES ...............................................................................................        68,461,677
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $   645,233,696
                                                                                                                    ===============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ..............................................................................................   $   598,237,493
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...................................................................          (821,810)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ........................................................        11,278,046
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND
      LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .............................................................        36,539,967
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $   645,233,696
                                                                                                                    ---------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS C .........................................................................................               N/A
   SHARES OUTSTANDING - CLASS C .................................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .......................................................               N/A
   NET ASSETS - ADMINISTRATOR CLASS .............................................................................   $   313,997,414
   SHARES OUTSTANDING - ADMINISTRATOR CLASS .....................................................................        18,005,147
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ...........................................   $         17.44
   NET ASSETS - ADVISOR CLASS ...................................................................................               N/A
   SHARES OUTSTANDING - ADVISOR CLASS ...........................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS .................................................               N/A
   NET ASSETS - INSTITUTIONAL CLASS .............................................................................   $    78,719,274
   SHARES OUTSTANDING - INSTITUTIONAL CLASS .....................................................................         4,507,971
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ...........................................   $         17.46
   NET ASSETS - INVESTOR CLASS ..................................................................................   $   252,517,008
   SHARES OUTSTANDING - INVESTOR CLASS ..........................................................................        14,675,518
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ................................................   $         17.21
                                                                                                                    ---------------
INVESTMENTS AT COST .............................................................................................   $   661,484,620
                                                                                                                    ===============
SECURITIES ON LOAN, AT MARKET VALUE .............................................................................   $    34,783,758
                                                                                                                    ===============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES -- JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                         DIVIDEND
                                                                                                      INCOME FUND       GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE .............................................................   $   213,240,388   $ 1,484,488,070
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ..................................................         4,586,608        88,651,025
   INVESTMENTS IN AFFILIATES ..................................................................         4,513,974         1,875,982
                                                                                                  ---------------   ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ............................................       222,340,970     1,575,015,077
                                                                                                  ---------------   ---------------
   RECEIVABLE FOR FUND SHARES ISSUED ..........................................................           411,055           200,956
   RECEIVABLE FOR INVESTMENTS SOLD ............................................................           864,331        28,116,592
   RECEIVABLES FOR DIVIDENDS AND INTEREST .....................................................           260,786           245,859
                                                                                                  ---------------   ---------------
TOTAL ASSETS ..................................................................................       223,877,142     1,603,578,484
                                                                                                  ---------------   ---------------
LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED ...........................................................           342,235           668,143
   PAYABLE FOR INVESTMENTS PURCHASED ..........................................................           216,169        23,066,126
   DIVIDENDS PAYABLE ..........................................................................                 0                 0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ......................................           208,050         1,423,662
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ....................................            47,456           271,779
   PAYABLE FOR SECURITIES LOANED (NOTE 2) .....................................................         4,586,608        88,651,025
   ACCRUED EXPENSES AND OTHER LIABILITIES .....................................................            60,133           189,161
                                                                                                  ---------------   ---------------
TOTAL LIABILITIES .............................................................................         5,460,651       114,269,896
                                                                                                  ---------------   ---------------
TOTAL NET ASSETS ..............................................................................   $   218,416,491   $ 1,489,308,588
                                                                                                  ===============   ===============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ............................................................................   $   188,551,455   $ 1,571,470,765
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .................................................            19,183        (6,140,201)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................        (7,165,640)     (422,814,929)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
      TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .................        37,011,493       346,792,953
                                                                                                  ---------------   ---------------
TOTAL NET ASSETS ..............................................................................   $   218,416,491   $ 1,489,308,588
                                                                                                  ---------------   ---------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS C .......................................................................               N/A   $       253,091
   SHARES OUTSTANDING - CLASS C ...............................................................               N/A            11,480
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .....................................               N/A   $         22.05
   NET ASSETS - ADMINISTRATOR CLASS ...........................................................   $    10,274,889   $    74,371,912
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ...................................................           632,316         3,226,428
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .........................   $         16.25   $         23.05
   NET ASSETS - ADVISOR CLASS .................................................................               N/A   $    13,493,673
   SHARES OUTSTANDING - ADVISOR CLASS .........................................................               N/A           601,707
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ...............................               N/A   $         22.43
   NET ASSETS - INSTITUTIONAL CLASS ...........................................................               N/A   $   195,866,594
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ...................................................               N/A         8,357,476
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS .........................               N/A   $         23.44
   NET ASSETS - INVESTOR CLASS ................................................................   $   208,141,602   $ 1,205,323,318
   SHARES OUTSTANDING - INVESTOR CLASS ........................................................        12,637,579        53,454,389
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ..............................   $         16.47   $         22.55
                                                                                                  ---------------   ---------------
INVESTMENTS AT COST ...........................................................................   $   185,329,477   $ 1,228,222,124
                                                                                                  ===============   ===============
SECURITIES ON LOAN, AT MARKET VALUE ...........................................................   $     4,441,960   $    85,910,284
                                                                                                  ===============   ===============

                                                                                                       GROWTH AND         LARGE CAP
                                                                                                      INCOME FUND       GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE .............................................................   $   357,308,977   $   457,482,250
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ..................................................        18,491,178        12,647,727
   INVESTMENTS IN AFFILIATES ..................................................................         6,757,347         8,612,378
                                                                                                  ---------------   ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ............................................       382,557,502       478,742,355
                                                                                                  ---------------   ---------------
   RECEIVABLE FOR FUND SHARES ISSUED ..........................................................            48,287            10,580
   RECEIVABLE FOR INVESTMENTS SOLD ............................................................                 0         1,646,254
   RECEIVABLES FOR DIVIDENDS AND INTEREST .....................................................           225,295           156,785
                                                                                                  ---------------   ---------------
TOTAL ASSETS ..................................................................................       382,831,084       480,555,974
                                                                                                  ---------------   ---------------
LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED ...........................................................           223,937           115,299
   PAYABLE FOR INVESTMENTS PURCHASED ..........................................................         1,114,965           651,187
   DIVIDENDS PAYABLE ..........................................................................                18                 0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ......................................           324,010           315,726
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ....................................            72,107            99,403
   PAYABLE FOR SECURITIES LOANED (NOTE 2) .....................................................        18,491,178        12,647,727
   ACCRUED EXPENSES AND OTHER LIABILITIES .....................................................           107,066            82,913
                                                                                                  ---------------   ---------------
TOTAL LIABILITIES .............................................................................        20,333,281        13,912,255
                                                                                                  ---------------   ---------------
TOTAL NET ASSETS ..............................................................................   $   362,497,803   $   466,643,719
                                                                                                  ===============   ===============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ............................................................................   $   404,660,341   $   785,110,298
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .................................................           (63,167)       (1,081,601)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................       (60,327,295)     (418,236,428)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
      TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .................        18,227,924       100,851,450
                                                                                                  ---------------   ---------------
TOTAL NET ASSETS ..............................................................................   $   362,497,803   $   466,643,719
                                                                                                  ---------------   ---------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS C .......................................................................               N/A               N/A
   SHARES OUTSTANDING - CLASS C ...............................................................               N/A               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .....................................               N/A               N/A
   NET ASSETS - ADMINISTRATOR CLASS ...........................................................   $    55,318,937               N/A
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ...................................................         2,613,713               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .........................   $         21.16               N/A
   NET ASSETS - ADVISOR CLASS .................................................................   $     3,591,588               N/A
   SHARES OUTSTANDING - ADVISOR CLASS .........................................................           169,409               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADVISOR CLASS ...............................   $         21.20               N/A
   NET ASSETS - INSTITUTIONAL CLASS ...........................................................   $    30,935,069               N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ...................................................         1,444,741               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS .........................   $         21.41               N/A
   NET ASSETS - INVESTOR CLASS ................................................................   $   272,652,209   $   466,643,719
   SHARES OUTSTANDING - INVESTOR CLASS ........................................................        12,788,059        18,249,247
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ..............................   $         21.32   $         25.57
                                                                                                  ---------------   ---------------
INVESTMENTS AT COST ...........................................................................   $   364,329,578   $   377,890,905
                                                                                                  ===============   ===============
SECURITIES ON LOAN, AT MARKET VALUE ...........................................................   $    17,705,506   $    12,206,040
                                                                                                  ===============   ===============

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                                     STATEMENTS OF OPERATIONS --
                           FOR THE SIX MONTHS ENDED JANUARY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                            CAPITAL
                                                                                                                        GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) .................................................................................................   $     1,394,594
   INTEREST .....................................................................................................                 0
   INCOME FROM AFFILIATED SECURITIES ............................................................................           345,187
   SECURITIES LENDING INCOME, NET ...............................................................................             2,944
                                                                                                                    ---------------
TOTAL INVESTMENT INCOME .........................................................................................         1,742,725
                                                                                                                    ---------------
EXPENSES
   ADVISORY FEES ................................................................................................         1,640,563
   ADMINISTRATION FEES
      FUND LEVEL ................................................................................................           109,860
      CLASS C ...................................................................................................               N/A
      ADMINISTRATOR CLASS .......................................................................................            71,324
      ADVISOR CLASS .............................................................................................               N/A
      INSTITUTIONAL CLASS .......................................................................................            27,502
      INVESTOR CLASS ............................................................................................           513,085
   CUSTODY FEES .................................................................................................            43,944
   SHAREHOLDER SERVICING FEES ...................................................................................           463,357
   ACCOUNTING FEES ..............................................................................................            27,641
   DISTRIBUTION FEES (NOTE 3)
      CLASS C ...................................................................................................               N/A
   PROFESSIONAL FEES ............................................................................................            16,888
   REGISTRATION FEES ............................................................................................            26,592
   SHAREHOLDER REPORTS ..........................................................................................            14,980
   TRUSTEES' FEES ...............................................................................................             3,687
   OTHER FEES AND EXPENSES ......................................................................................             5,608
                                                                                                                    ---------------
TOTAL EXPENSES ..................................................................................................         2,965,031
                                                                                                                    ---------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .................................................................          (400,496)
   NET EXPENSES .................................................................................................         2,564,535
                                                                                                                    ---------------
NET INVESTMENT INCOME (LOSS) ....................................................................................          (821,810)
                                                                                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..............................................        20,864,743
                                                                                                                    ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .......................................................................        20,864,743
                                                                                                                    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..............................................        11,932,990
                                                                                                                    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .............................................        11,932,990
                                                                                                                    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..........................................................        32,797,733
                                                                                                                    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................................   $    31,975,923
                                                                                                                    ===============

(1) NET OF FOREIGN WITHHOLDING TAXES OF .........................................................................   $         2,960

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS --
FOR THE SIX MONTHS ENDED JANUARY 31, 2006 (UNAUDITED)

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                         DIVIDEND
                                                                                                      INCOME FUND       GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ...............................................................................   $     2,846,034   $     3,491,734
   INTEREST ...................................................................................                 0             2,279
   INCOME FROM AFFILIATED SECURITIES ..........................................................            73,589           141,886
   SECURITIES LENDING INCOME, NET .............................................................            27,197            48,775
                                                                                                  ---------------   ---------------
TOTAL INVESTMENT INCOME .......................................................................         2,946,820         3,684,674
                                                                                                  ---------------   ---------------
EXPENSES
   ADVISORY FEES ..............................................................................           833,901         5,091,764
   ADMINISTRATION FEES
      FUND LEVEL ..............................................................................            55,593           362,591
      CLASS C .................................................................................               N/A               209
      ADMINISTRATOR CLASS .....................................................................             3,153            33,866
      ADVISOR CLASS ...........................................................................               N/A            14,357
      INSTITUTIONAL CLASS .....................................................................               N/A            84,122
      INVESTOR CLASS ..........................................................................           399,723         2,614,325
   CUSTODY FEES ...............................................................................            22,237           145,036
   SHAREHOLDER SERVICING FEES .................................................................           277,967         1,550,072
   ACCOUNTING FEES ............................................................................            20,143            68,668
   DISTRIBUTION FEES (NOTE 3)
      CLASS C .................................................................................               N/A               560
   PROFESSIONAL FEES ..........................................................................            15,007            24,727
   REGISTRATION FEES ..........................................................................            25,305            98,348
   SHAREHOLDER REPORTS ........................................................................            15,005            70,681
   TRUSTEES' FEES .............................................................................             3,687             3,687
   OTHER FEES AND EXPENSES ....................................................................             1,570            20,306
                                                                                                  ---------------   ---------------
TOTAL EXPENSES ................................................................................         1,673,291        10,183,319
                                                                                                  ---------------   ---------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ...............................................          (168,764)         (358,444)
   NET EXPENSES ...............................................................................         1,504,527         9,824,875
                                                                                                  ---------------   ---------------
NET INVESTMENT INCOME (LOSS) ..................................................................         1,442,293        (6,140,201)
                                                                                                  ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ............................        10,084,273       145,762,908
                                                                                                  ---------------   ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .....................................................        10,084,273       145,762,908
                                                                                                  ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ............................        (3,325,365)       33,264,405
                                                                                                  ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...........................        (3,325,365)       33,264,405
                                                                                                  ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ........................................         6,758,908       179,027,313
                                                                                                  ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............................   $     8,201,201   $   172,887,112
                                                                                                  ===============   ===============

(1) NET OF FOREIGN WITHHOLDING TAXES OF .......................................................   $        24,139   $         2,278

                                                                                                       GROWTH AND         LARGE CAP
                                                                                                      INCOME FUND       GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ...............................................................................   $     2,838,660   $     1,504,466
   INTEREST ...................................................................................               754               416
   INCOME FROM AFFILIATED SECURITIES ..........................................................           104,563           144,498
   SECURITIES LENDING INCOME, NET .............................................................             7,377             4,412
                                                                                                  ---------------   ---------------
TOTAL INVESTMENT INCOME .......................................................................         2,951,354         1,653,792
                                                                                                  ---------------   ---------------
EXPENSES
   ADVISORY FEES ..............................................................................         1,469,622         1,723,986
   ADMINISTRATION FEES
      FUND LEVEL ..............................................................................            97,975         1,034,392
      CLASS C .................................................................................               N/A               N/A
      ADMINISTRATOR CLASS .....................................................................            33,690               N/A
      ADVISOR CLASS ...........................................................................             5,143               N/A
      INSTITUTIONAL CLASS .....................................................................            12,035               N/A
      INVESTOR CLASS ..........................................................................           579,920               N/A
   CUSTODY FEES ...............................................................................            39,190            45,973
   SHAREHOLDER SERVICING FEES .................................................................           452,266           574,662
   ACCOUNTING FEES ............................................................................            32,361            24,712
   DISTRIBUTION FEES (NOTE 3)
      CLASS C .................................................................................               N/A               N/A
   PROFESSIONAL FEES ..........................................................................            13,501            17,082
   REGISTRATION FEES ..........................................................................            34,836            16,611
   SHAREHOLDER REPORTS ........................................................................            28,870            41,666
   TRUSTEES' FEES .............................................................................             3,687             3,687
   OTHER FEES AND EXPENSES ....................................................................             6,173             6,812
                                                                                                  ---------------   ---------------
TOTAL EXPENSES ................................................................................         2,809,269         3,489,583
                                                                                                  ---------------   ---------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ...............................................          (462,201)         (754,190)
   NET EXPENSES ...............................................................................         2,347,068         2,735,393
                                                                                                  ---------------   ---------------
NET INVESTMENT INCOME (LOSS) ..................................................................           604,286        (1,081,601)
                                                                                                  ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ............................         7,745,292        32,042,277
                                                                                                  ---------------   ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .....................................................         7,745,292        32,042,277
                                                                                                  ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ............................        (1,237,512)        5,983,809
                                                                                                  ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...........................        (1,237,512)        5,983,809
                                                                                                  ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ........................................         6,507,780        38,026,086
                                                                                                  ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............................   $     7,112,066   $    36,944,485
                                                                                                  ===============   ===============

(1) NET OF FOREIGN WITHHOLDING TAXES OF .......................................................   $             0   $         1,424

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               CAPITAL GROWTH FUND
                                                                              ------------------------------------------------------
                                                                                       FOR THE
                                                                              SIX MONTHS ENDED          FOR THE             FOR THE
                                                                              JANUARY 31, 2006     PERIOD ENDED          YEAR ENDED
                                                                                   (UNAUDITED)  JULY 31, 2005(1)  DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ....................................................  $    302,947,158  $    104,349,714  $      71,774,589

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ............................................          (821,810)         (611,466)          (415,580)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .................................        20,864,743         6,459,854          9,100,980
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .....        11,932,990         9,745,385          4,515,399
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............        31,975,923        15,593,773         13,200,799
                                                                              ----------------  ----------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS ..................................................                 0                 0                  0
      ADVISOR CLASS ........................................................               N/A               N/A                N/A
      INSTITUTIONAL CLASS ..................................................                 0                 0                N/A
      INVESTOR CLASS .......................................................                 0                 0                  0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      ADMINISTRATOR CLASS ..................................................        (4,643,494)           (7,322)                 0
      INSTITUTIONAL CLASS ..................................................        (2,229,475)                0                N/A
      INVESTOR CLASS .......................................................        (6,963,708)          (93,393)                 0
                                                                              ----------------  ----------------  -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................       (13,836,677)         (100,715)                 0
                                                                              ----------------  ----------------  -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C .....................................               N/A               N/A                N/A
   COST OF SHARES REDEEMED - CLASS C .......................................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ..................................................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ................       370,737,576        71,166,663          3,776,093
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ............         3,501,611             7,322                  0
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) ............               N/A             2,938              2,450
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..................      (141,731,832)       (3,107,711)          (463,462)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ......................................       232,507,355        68,069,212          3,315,081
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...............................               N/A               N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...........................               N/A               N/A                N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS .................................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ............................................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ................        42,951,128        52,869,686                N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ............         1,941,404                 0                N/A
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) ............               N/A             1,893                N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..................       (13,571,088)      (10,162,808)               N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ......................................        31,321,444        42,708,771                N/A
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..............................       101,488,234       118,159,865         58,344,944
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..........................         6,330,779            88,402                  0
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ..........................               N/A            31,653             63,114
   COST OF SHARES REDEEMED - INVESTOR CLASS ................................       (47,500,520)      (45,953,517)       (42,348,813)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS ...........................................        60,318,493        72,326,403         16,059,245
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ............................................................       324,147,292       183,104,386         19,374,326
                                                                              ================  ================  =================
NET INCREASE (DECREASE) IN NET ASSETS ......................................       342,286,538       198,597,444         32,575,125
                                                                              ================  ================  =================
ENDING NET ASSETS ..........................................................  $    645,233,696  $    302,947,158  $     104,349,714
                                                                              ================  ================  =================

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                               DIVIDEND INCOME FUND
                                                                              ------------------------------------------------------
                                                                                       FOR THE
                                                                              SIX MONTHS ENDED           FOR THE            FOR THE
                                                                              JANUARY 31, 2006      PERIOD ENDED         YEAR ENDED
                                                                                   (UNAUDITED)  JULY 31, 2005(1)  DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ....................................................  $    228,756,668  $    127,097,342  $     145,811,208

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ............................................         1,442,293         1,115,603          1,788,748
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .................................        10,084,273        16,724,921         12,637,848
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .....        (3,325,365)       (6,163,971)         1,841,225
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............         8,201,201        11,676,553         16,267,821
                                                                              ----------------  ----------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS ..................................................           (51,886)          (34,493)           (79,420)
      ADVISOR CLASS ........................................................               N/A               N/A                N/A
      INSTITUTIONAL CLASS ..................................................               N/A               N/A                N/A
      INVESTOR CLASS .......................................................        (1,528,605)         (943,736)        (1,721,391)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      ADMINISTRATOR CLASS ..................................................          (270,118)         (178,314)                 0
      INSTITUTIONAL CLASS ..................................................               N/A               N/A                N/A
      INVESTOR CLASS .......................................................        (9,784,391)       (5,146,749)                 0
                                                                              ----------------  ----------------  -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................       (11,635,000)       (6,303,292)        (1,800,811)
                                                                              ----------------  ----------------  -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C .....................................               N/A               N/A                N/A
   COST OF SHARES REDEEMED - CLASS C .......................................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ..................................................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ................         5,690,657           627,664            957,685
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ............           319,241           212,808             73,969
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) ............               N/A               N/A                N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..................          (622,877)         (343,421)        (2,218,124)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ......................................         5,387,021           497,051         (1,186,470)
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...............................               N/A               N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...........................               N/A               N/A                N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS .................................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ............................................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ................               N/A               N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ............               N/A               N/A                N/A
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) ............               N/A               N/A                N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ......................................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..............................        15,750,825       124,594,023         12,663,221
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..........................        10,634,725         5,710,087          1,610,726
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ..........................               N/A               N/A                N/A
   COST OF SHARES REDEEMED - INVESTOR CLASS ................................       (38,678,949)      (34,515,096)       (46,268,353)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS ...........................................       (12,293,399)       95,789,014        (31,994,406)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ............................................................        (6,906,378)       96,286,065        (33,180,876)
                                                                              ================  ================  =================
NET INCREASE (DECREASE) IN NET ASSETS ......................................       (10,340,177)      101,659,326        (18,713,866)
                                                                              ================  ================  =================
ENDING NET ASSETS ..........................................................  $    218,416,491  $    228,756,668  $     127,097,342
                                                                              ================  ================  =================

                                                                                                   GROWTH FUND
                                                                              ------------------------------------------------------
                                                                                       FOR THE
                                                                              SIX MONTHS ENDED           FOR THE            FOR THE
                                                                              JANUARY 31, 2006      PERIOD ENDED         YEAR ENDED
                                                                                   (UNAUDITED)  JULY 31, 2005(1)  DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ....................................................  $  1,573,909,365  $  1,514,223,522  $   1,742,914,779

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ............................................        (6,140,201)       (7,636,787)        (9,945,582)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .................................       145,762,908       150,600,695        261,988,145
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .....        33,264,405       (91,116,999)       (70,439,528)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............       172,887,112        51,846,909        181,603,035
                                                                              ----------------  ----------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS ..................................................                 0                 0                  0
      ADVISOR CLASS ........................................................                 0                 0                  0
      INSTITUTIONAL CLASS ..................................................                 0                 0                  0
      INVESTOR CLASS .......................................................                 0                 0                  0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      ADMINISTRATOR CLASS ..................................................                 0                 0                  0
      INSTITUTIONAL CLASS ..................................................                 0                 0                  0
      INVESTOR CLASS .......................................................                 0                 0                  0
                                                                              ----------------  ----------------  -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................                 0                 0                  0
                                                                              ----------------  ----------------  -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C .....................................           114,012            12,405              7,895
   COST OF SHARES REDEEMED - CLASS C .......................................           (25,931)         (174,179)          (240,608)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ..................................................            88,081          (161,774)          (232,713)
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ................         4,506,667         6,735,093         29,280,184
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ............                 0                 0                  0
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS (NOTE 1) ............               N/A               N/A                N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..................        (4,671,153)       (9,416,363)       (27,039,383)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ......................................          (164,486)       (2,681,270)         2,240,801
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ...............................        11,930,623         5,394,472          1,130,060
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ...........................                 0                 0                  0
   COST OF SHARES REDEEMED - ADVISOR CLASS .................................        (9,552,289)       (2,442,717)        (4,859,149)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ............................................         2,378,334         2,951,755         (3,729,089)
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ................        17,758,494        22,277,149         50,957,625
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ............                 0                 0                  0
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS (NOTE 1) ............               N/A               N/A                N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..................      (159,345,746)      (12,792,937)      (102,489,398)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ......................................      (141,587,252)        9,484,212        (51,531,773)
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ..............................        36,288,871       164,007,293         95,253,378
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ..........................                 0                 0                  0
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ..........................               N/A               N/A                N/A
   COST OF SHARES REDEEMED - INVESTOR CLASS ................................      (154,491,437)     (165,761,282)      (452,294,896)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS ...........................................      (118,202,566)       (1,753,989)      (357,041,518)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ............................................................      (257,487,889)        7,838,934       (410,294,292)
                                                                              ================  ================  =================
NET INCREASE (DECREASE) IN NET ASSETS ......................................       (84,600,777)       59,685,843       (228,691,257)
                                                                              ================  ================  =================
ENDING NET ASSETS ..........................................................  $  1,489,308,588  $  1,573,909,365  $   1,514,223,522
                                                                              ================  ================  =================

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                CAPITAL GROWTH FUND
                                                                              ------------------------------------------------------
                                                                                       FOR THE
                                                                              SIX MONTHS ENDED           FOR THE            FOR THE
                                                                              JANUARY 31, 2006      PERIOD ENDED         YEAR ENDED
                                                                                   (UNAUDITED)  JULY 31, 2005(1)  DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ...................................................               N/A               N/A                N/A
   SHARES REDEEMED - CLASS C ...............................................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ....................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..............................        21,472,434         4,430,407            265,582
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
      (NOTE 1) .............................................................           203,464               492                  0
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..........................        (8,211,938)         (199,059)           (32,837)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ........        13,463,960         4,231,840            232,745
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - ADVISOR CLASS .............................................               N/A               N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..........               N/A               N/A                N/A
   SHARES REDEEMED - ADVISOR CLASS .........................................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ..............               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..............................         2,546,980         3,275,085                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS
      (NOTE 1) .............................................................           112,676                 0                N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..........................          (795,095)         (631,675)               N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ........         1,864,561         2,643,410                N/A
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - INVESTOR CLASS ............................................         6,066,152         7,698,850          4,080,224
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .........           372,399             5,989                  0
   SHARES REDEEMED - INVESTOR CLASS ........................................        (2,834,526)       (2,967,656)        (3,042,497)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .............         3,604,025         4,737,183          1,037,727
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ............................................................        18,932,546        11,612,433          1,270,472
                                                                              ================  ================  =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...............  $       (821,810) $              0  $               0
                                                                              ================  ================  =================

(1) SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                               DIVIDEND INCOME FUND
                                                                              ------------------------------------------------------
                                                                                       FOR THE
                                                                              SIX MONTHS ENDED           FOR THE            FOR THE
                                                                              JANUARY 31, 2006      PERIOD ENDED         YEAR ENDED
                                                                                   (UNAUDITED)  JULY 31, 2005(1)  DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ...................................................               N/A               N/A                N/A
   SHARES REDEEMED - CLASS C ...............................................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ....................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..............................           350,770            38,583             65,076
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
      (NOTE 1) .............................................................            19,815            13,235              4,880
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..........................           (38,066)          (21,004)          (152,136)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ........           332,519            30,814            (82,180)
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - ADVISOR CLASS .............................................               N/A               N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..........               N/A               N/A                N/A
   SHARES REDEEMED - ADVISOR CLASS .........................................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ..............               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..............................               N/A               N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS
      (NOTE 1) .............................................................               N/A               N/A                N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..........................               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ........               N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - INVESTOR CLASS ............................................           947,223         7,634,518            842,428
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .........           651,603           350,552            104,861
   SHARES REDEEMED - INVESTOR CLASS ........................................        (2,326,541)       (2,114,413)        (3,114,265)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .............          (727,715)        5,870,657         (2,166,976)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ............................................................          (395,196)        5,901,471         (2,249,156)
                                                                              ================  ================  =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...............  $         19,183  $        157,381  $           9,933
                                                                              ================  ================  =================

                                                                                                    GROWTH FUND
                                                                              ------------------------------------------------------
                                                                                       FOR THE
                                                                              SIX MONTHS ENDED           FOR THE            FOR THE
                                                                              JANUARY 31, 2006      PERIOD ENDED         YEAR ENDED
                                                                                   (UNAUDITED)  JULY 31, 2005(1)  DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ...................................................             5,344               682                459
   SHARES REDEEMED - CLASS C ...............................................            (1,346)           (9,739)           (13,972)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ....................             3,998            (9,057)           (13,513)
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..............................           208,679           347,367          1,658,492
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
      (NOTE 1) .............................................................                 0                 0                  0
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..........................          (219,092)         (498,487)        (1,483,358)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ........           (10,413)         (151,120)           175,134
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - ADVISOR CLASS .............................................           562,260           294,544             64,602
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..........                 0                 0                  0
   SHARES REDEEMED - ADVISOR CLASS .........................................          (452,647)         (133,126)          (277,909)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS ..............           109,613           161,418           (213,307)
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ..............................           845,866         1,167,124          2,807,792
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS
      (NOTE 1) .............................................................                 0                 0                  0
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ..........................        (7,755,223)         (654,531)        (5,693,537)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ........        (6,909,357)          512,593         (2,885,745)
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - INVESTOR CLASS ............................................         1,737,381         8,853,476          5,403,825
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .........                 0                 0                  0
   SHARES REDEEMED - INVESTOR CLASS ........................................        (7,510,520)       (8,837,881)       (25,653,429)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .............        (5,773,139)           15,595        (20,249,604)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ............................................................       (12,579,298)          529,429        (23,187,035)
                                                                              ================  ================  =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...............  $     (6,140,201) $              0  $               0
                                                                              ================  ================  =================

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             GROWTH AND INCOME FUND
                                                                              -----------------------------------------------------
                                                                                       FOR THE
                                                                              SIX MONTHS ENDED           FOR THE            FOR THE
                                                                              JANUARY 31, 2006      PERIOD ENDED         YEAR ENDED
                                                                                   (UNAUDITED)  JULY 31, 2005(1)  DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...................................................   $    448,213,377  $    528,010,810  $     754,988,255

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................            604,286         1,089,093          2,850,246
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................          7,745,292        79,322,504        109,886,748
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....         (1,237,512)      (92,668,312)       (67,387,548)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........          7,112,066       (12,256,715)        45,349,446
                                                                              ----------------  ----------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS .................................................           (195,033)          (62,951)          (188,984)
      ADVISOR CLASS .......................................................            (11,968)          (14,248)           (27,166)
      INSTITUTIONAL CLASS .................................................           (152,377)         (156,308)          (468,186)
      INVESTOR CLASS ......................................................           (455,773)         (994,653)        (2,205,122)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      ADMINISTRATOR CLASS .................................................                  0                 0                  0
      INSTITUTIONAL CLASS .................................................                  0                 0                  0
      INVESTOR CLASS ......................................................                  0                 0                  0
                                                                              ----------------  ----------------  -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................           (815,151)       (1,228,160)        (2,889,458)
                                                                              ----------------  ----------------  -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C ....................................                N/A               N/A                N/A
   COST OF SHARES REDEEMED - CLASS C ......................................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C .................................................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...............          6,418,478        93,504,381         16,023,072
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ...........            195,033            62,952             86,153
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .................        (51,034,545)      (12,574,758)       (27,378,853)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS .....................................        (44,421,034)       80,992,575        (11,269,628)
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ..............................            433,431           684,136            884,899
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..........................             11,875            14,232             27,101
   COST OF SHARES REDEEMED - ADVISOR CLASS ................................         (1,957,243)       (1,605,615)        (3,971,072)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ...........................................         (1,511,937)         (907,247)        (3,059,072)
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...............          2,554,589         8,636,578         10,067,845
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ...........            152,072           156,307            409,578
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .................         (2,654,986)      (14,522,267)       (60,154,178)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS .....................................             51,675        (5,729,382)       (49,676,755)
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS .............................         10,423,107        34,859,936         56,766,975
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .........................            445,009           975,742          2,160,572
   COST OF SHARES REDEEMED - INVESTOR CLASS ...............................        (56,999,309)     (176,504,182)      (264,359,525)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS ..........................................        (46,131,193)     (140,668,504)      (205,431,978)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ...........................................................        (92,012,489)      (66,312,558)      (269,437,433)
                                                                              ================  ================  =================
NET INCREASE (DECREASE) IN NET ASSETS .....................................        (85,715,574)      (79,797,433)      (226,977,445)
                                                                              ================  ================  =================
ENDING NET ASSETS .........................................................   $    362,497,803  $    448,213,377  $     528,010,810
                                                                              ================  ================  =================

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                              LARGE CAP GROWTH FUND
                                                                              -----------------------------------------------------
                                                                                       FOR THE
                                                                              SIX MONTHS ENDED           FOR THE            FOR THE
                                                                              JANUARY 31, 2006      PERIOD ENDED         YEAR ENDED
                                                                                   (UNAUDITED)     JULY 31, 2005  DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...................................................   $    468,518,778  $    518,430,674  $     644,131,444

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................         (1,081,601)       (1,358,232)        (1,690,933)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................         32,042,277        27,542,222         73,815,081
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....          5,983,809       (11,647,372)       (28,242,259)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........         36,944,485        14,536,618         43,881,889
                                                                              ----------------  ----------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      ADMINISTRATOR CLASS .................................................                N/A               N/A                N/A
      ADVISOR CLASS .......................................................                N/A               N/A                N/A
      INSTITUTIONAL CLASS .................................................                N/A               N/A                N/A
      INVESTOR CLASS ......................................................                  0                 0                  0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      ADMINISTRATOR CLASS .................................................                N/A               N/A                N/A
      INSTITUTIONAL CLASS .................................................                N/A               N/A                N/A
      INVESTOR CLASS ......................................................                  0                 0                  0
                                                                              ----------------  ----------------  -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................                  0                 0                  0
                                                                              ----------------  ----------------  -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS C ....................................                N/A               N/A                N/A
   COST OF SHARES REDEEMED - CLASS C ......................................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C .................................................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...............                N/A               N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ...........                N/A               N/A                N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS .....................................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - ADVISOR CLASS ..............................                N/A               N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS ..........................                N/A               N/A                N/A
   COST OF SHARES REDEEMED - ADVISOR CLASS ................................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADVISOR CLASS ...........................................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...............                N/A               N/A                N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ...........                N/A               N/A                N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS .....................................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS .............................          8,503,903        14,768,604         23,281,058
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS .........................                  6            43,542                  0
   COST OF SHARES REDEEMED - INVESTOR CLASS ...............................        (47,323,453)      (79,260,660)      (192,863,717)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS ..........................................        (38,819,544)      (64,448,514)      (169,582,659)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ...........................................................        (38,819,544)      (64,448,514)      (169,582,659)
                                                                              ================  ================  =================
NET INCREASE (DECREASE) IN NET ASSETS .....................................         (1,875,059)      (49,911,896)      (125,700,770)
                                                                              ================  ================  =================
ENDING NET ASSETS .........................................................   $    466,643,719  $    468,518,778  $     518,430,674
                                                                              ================  ================  =================

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              GROWTH AND INCOME FUND
                                                                              -----------------------------------------------------
                                                                                       FOR THE
                                                                              SIX MONTHS ENDED           FOR THE            FOR THE
                                                                              JANUARY 31, 2006      PERIOD ENDED         YEAR ENDED
                                                                                   (UNAUDITED)  JULY 31, 2005(1)  DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ..................................................                N/A               N/A                N/A
   SHARES REDEEMED - CLASS C ..............................................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............................            313,977         4,524,616            812,188
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
      CLASS (NOTE 1) ......................................................              9,583             3,106              4,251
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .........................         (2,558,547)         (615,774)        (1,393,806)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .......         (2,234,987)        3,911,948           (577,367)
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - ADVISOR CLASS ............................................             21,000            33,662             44,541
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .........                583               702              1,314
   SHARES REDEEMED - ADVISOR CLASS ........................................            (94,049)          (78,518)          (200,817)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS .............            (72,466)          (44,154)          (154,962)
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .............................            123,196           418,826            507,260
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
      CLASS (NOTE 1) ......................................................              7,387             7,635             20,235
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .........................           (128,022)         (706,596)        (3,043,024)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .......              2,561          (280,135)        (2,515,529)
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - INVESTOR CLASS ...........................................            506,792         1,700,219          2,839,780
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ........             21,684            47,849            103,138
   SHARES REDEEMED - INVESTOR CLASS .......................................         (2,768,430)       (8,525,884)       (13,312,831)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ............         (2,239,954)       (6,777,816)       (10,369,913)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .....................................................         (4,544,846)       (3,190,157)       (13,617,771)
                                                                              ================  ================  =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............   $        (63,167) $        147,698  $         257,010
                                                                              ================  ================  =================

(1) SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                              LARGE CAP GROWTH FUND
                                                                              -----------------------------------------------------
                                                                                       FOR THE
                                                                              SIX MONTHS ENDED           FOR THE            FOR THE
                                                                              JANUARY 31, 2006      PERIOD ENDED         YEAR ENDED
                                                                                   (UNAUDITED)     JULY 31, 2005  DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS C ..................................................                N/A               N/A                N/A
   SHARES REDEEMED - CLASS C ..............................................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............................                N/A               N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
      CLASS (NOTE 1) ......................................................                N/A               N/A                N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .........................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .......                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - ADVISOR CLASS ............................................                N/A               N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADVISOR CLASS .........                N/A               N/A                N/A
   SHARES REDEEMED - ADVISOR CLASS ........................................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADVISOR CLASS .............                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .............................                N/A               N/A                N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
      CLASS (NOTE 1) ......................................................                N/A               N/A                N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .........................                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .......                N/A               N/A                N/A
                                                                              ----------------  ----------------  -----------------
   SHARES SOLD - INVESTOR CLASS ...........................................            348,838           661,146          1,096,912
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ........                  0             1,999                  0
   SHARES REDEEMED - INVESTOR CLASS .......................................         (1,979,042)       (3,576,123)        (9,063,690)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ............         (1,630,204)       (2,912,978)        (7,966,778)
                                                                              ----------------  ----------------  -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ...........................................................         (1,630,204)       (2,912,978)        (7,966,778)
                                                                              ================  ================  =================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............   $     (1,081,601) $              0  $               0
                                                                              ================  ================  =================

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       NET REALIZED
                                                        BEGINNING         NET                   AND    DISTRIBUTIONS
                                                        NET ASSET  INVESTMENT            UNREALIZED         FROM NET
                                                        VALUE PER      INCOME         GAIN (LOSS)ON       INVESTMENT
                                                            SHARE      (LOSS)           INVESTMENTS           INCOME
--------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......   $   16.70       (0.02)(5)              1.24             0.00
JANUARY 1, 2005 TO JULY 31, 2005(6) .................   $   15.82       (0.02)(5)              0.91             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................   $   13.40       (0.01)                 2.43(7)          0.00
JUNE 30, 2003(8) TO DECEMBER 31, 2003 ...............   $   11.96       (0.00)(4)              1.44(9)          0.00

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......   $   16.71        0.00(5)               1.23             0.00
APRIL 11, 2005(8) TO JULY 31, 2005(6) ...............   $   15.21       (0.00)(4)(5)           1.50             0.00

INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......   $   16.52       (0.05)(5)              1.22             0.00
JANUARY 1, 2005 TO JULY 31, 2005(6) .................   $   15.70       (0.06)(5)              0.89             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................   $   13.36       (0.06)                 2.40             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................   $   10.66       (0.04)                 2.75(7)         (0.01)
OCTOBER 1, 2002 TO DECEMBER 31, 2002(10) ............   $   10.25       (0.00)(4)              0.45            (0.04)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...............   $   12.17        0.31                 (1.93)           (0.27)
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...............   $   19.15        0.32                 (5.09)           (0.32)
OCTOBER 31, 1999 TO SEPTEMBER 30, 2000 ..............   $   13.12        0.29                  6.26            (0.27)

DIVIDEND INCOME FUND
--------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......   $   16.53        0.17                  0.48            (0.15)
JANUARY 1, 2005 TO JULY 31, 2005(6) .................   $   16.17        0.14                  0.99            (0.12)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................   $   14.39        0.27                  1.79            (0.28)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................   $   11.71        0.19                  2.71            (0.22)
JANUARY 1, 2002(8) TO DECEMBER 31, 2002 .............   $   15.19        0.25                 (3.13)           (0.35)

INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......   $   16.74        0.11                  0.52            (0.12)
JANUARY 1, 2005 TO JULY 31, 2005(6) .................   $   16.38        0.10                  1.00            (0.09)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................   $   14.57        0.22                  1.81            (0.22)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................   $   11.85        0.16                  2.72            (0.16)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................   $   15.19        0.15                 (3.09)           (0.15)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ................   $   17.49        0.35                 (2.30)           (0.35)
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(11) ...........   $   17.31        0.07                  1.01            (0.06)
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ................   $   17.18        0.37                  1.88            (0.36)

GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......   $   19.57       (0.16)(5)              2.64             0.00
JANUARY 1, 2005 TO JULY 31, 2005(6) .................   $   19.00       (0.14)(5)              0.71             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................   $   17.03       (0.30)(5)              2.27             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................   $   13.21       (0.32)(5)              4.14             0.00
DECEMBER 26, 2002(8) TO DECEMBER 31, 2002 ...........   $   13.44        0.00(4)(5)           (0.23)            0.00

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......   $   20.35       (0.05)(5)              2.75             0.00
JANUARY 1, 2005 TO JULY 31, 2005(6) .................   $   19.68       (0.06)(5)              0.73             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................   $   17.38       (0.03)(5)              2.33             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................   $   13.29       (0.08)(5)              4.17             0.00
AUGUST 30, 2002(8) TO DECEMBER 31, 2002 .............   $   13.53       (0.01)(5)             (0.23)            0.00

ADVISOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......   $   19.84       (0.08)(5)              2.67             0.00
JANUARY 1, 2005 TO JULY 31, 2005(6) .................   $   19.22       (0.10)(5)              0.72             0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................   $   17.09       (0.15)(5)              2.28             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................   $   13.14       (0.16)(5)              4.11             0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................   $   17.58       (0.17)(5)             (4.27)            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ................   $   26.96       (0.15)                (9.16)            0.00
FEBRUARY 24, 2000(8) TO DECEMBER 31, 2000 ...........   $   43.74       (0.02)               (11.53)            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                 WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                        DISTRIBUTIONS      ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                             FROM NET   NET ASSET   -----------------------------------------------
                                                             REALIZED   VALUE PER   NET INVESTMENT      GROSS   EXPENSES        NET
                                                                GAINS       SHARE    INCOME (LOSS)   EXPENSES     WAIVED   EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......           (0.48)  $   17.44            (0.18)%     1.21%     (0.27)%     0.94%
JANUARY 1, 2005 TO JULY 31, 2005(6) .................           (0.01)  $   16.70            (0.24)%     1.27%     (0.34)%     0.93%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................            0.00   $   15.82            (0.08)%     1.32%     (0.38)%     0.94%
JUNE 30, 2003(8) TO DECEMBER 31, 2003 ...............            0.00   $   13.40            (0.03)%     2.13%     (1.19)%     0.94%

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......           (0.48)  $   17.46             0.01%      0.94%     (0.14)%     0.80%
APRIL 11, 2005(8) TO JULY 31, 2005(6) ...............            0.00   $   16.71            (0.10)%     0.98%     (0.18)%     0.80%

INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......           (0.48)  $   17.21            (0.61)%     1.56%     (0.14)%     1.42%
JANUARY 1, 2005 TO JULY 31, 2005(6) .................           (0.01)  $   16.52            (0.71)%     1.67%     (0.23)%     1.44%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................            0.00   $   15.70            (0.55)%     1.77%     (0.33)%     1.44%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................            0.00   $   13.36            (0.45)%     1.75%     (0.29)%     1.46%
OCTOBER 1, 2002 TO DECEMBER 31, 2002(10) ............            0.00   $   10.66             0.25%      1.92%     (0.62)%     1.30%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...............           (0.03)  $   10.25             2.27%      1.67%     (0.17)%     1.50%
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...............           (1.89)  $   12.17             2.20%      1.64%     (0.14)%     1.50%
OCTOBER 31, 1999 TO SEPTEMBER 30, 2000 ..............           (0.25)  $   19.15             1.80%      1.58%     (0.08)%     1.50%

DIVIDEND INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......           (0.78)  $   16.25             1.56%      1.22%     (0.26)%     0.96%
JANUARY 1, 2005 TO JULY 31, 2005(6) .................           (0.65)  $   16.53             1.47%      1.24%     (0.28)%     0.96%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................            0.00   $   16.17             1.75%      1.36%     (0.41)%     0.95%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................            0.00   $   14.39             1.62%      1.40%     (0.40)%     1.00%
JANUARY 1, 2002(8) TO DECEMBER 31, 2002 .............           (0.25)  $   11.71             1.64%      2.10%     (1.10)%     1.00%

INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......           (0.78)  $   16.47             1.29%      1.51%     (0.14)%     1.37%
JANUARY 1, 2005 TO JULY 31, 2005(6) .................           (0.65)  $   16.74             1.06%      1.52%     (0.13)%     1.39%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................            0.00   $   16.38             1.40%      1.40%     (0.04)%     1.36%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................            0.00   $   14.57             1.24%      1.40%      0.00%      1.40%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................           (0.25)  $   11.85             1.05%      1.40%      0.00%      1.40%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ................            0.00   $   15.19             2.13%      1.10%      0.00%      1.10%
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(11) ...........           (0.82)  $   17.49             2.52%      1.00%      0.00%      1.00%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ................           (1.76)  $   17.31             2.28%      1.00%      0.00%      1.00%

GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......            0.00   $   22.05            (1.55)%     2.09%     (0.04)%     2.05%
JANUARY 1, 2005 TO JULY 31, 2005(6) .................            0.00   $   19.57            (1.36)%     1.94%     (0.15)%     1.79%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................            0.00   $   19.00            (1.74)%     3.35%     (0.93)%     2.42%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................            0.00   $   17.03            (2.02)%     4.31%     (1.84)%     2.47%
DECEMBER 26, 2002(8) TO DECEMBER 31, 2002 ...........            0.00   $   13.21             0.00%      2.34%     (0.01)%     2.33%

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......            0.00   $   23.05            (0.45)%     1.16%     (0.20)%     0.96%
JANUARY 1, 2005 TO JULY 31, 2005(6) .................            0.00   $   20.35            (0.51)%     1.20%     (0.24)%     0.96%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................            0.00   $   19.68            (0.19)%     1.31%     (0.36)%     0.95%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................            0.00   $   17.38            (0.52)%     1.24%     (0.27)%     0.97%
AUGUST 30, 2002(8) TO DECEMBER 31, 2002 .............            0.00   $   13.29            (0.69)%     1.26%     (0.27)%     0.99%

ADVISOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......            0.00   $   22.43            (0.78)%     1.34%     (0.04)%     1.30%
JANUARY 1, 2005 TO JULY 31, 2005(6) .................            0.00   $   19.84            (0.93)%     1.43%     (0.04)%     1.39%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................            0.00   $   19.22            (0.86)%     1.59%     (0.05)%     1.54%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................            0.00   $   17.09            (1.10)%     1.57%     (0.02)%     1.55%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................            0.00   $   13.14            (1.16)%     1.56%      0.00%      1.56%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ................           (0.07)  $   17.58            (1.03)%     1.65%      0.00%      1.65%
FEBRUARY 24, 2000(8) TO DECEMBER 31, 2000 ...........           (5.23)  $   26.96            (0.91)%     2.00%     (0.08)%     1.92%

                                                                    PORTFOLIO     NET ASSETS AT
                                                            TOTAL    TURNOVER     END OF PERIOD
                                                        RETURN(2)     RATE(3)   (000'S OMITTED)
-----------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......        7.33%         50%  $       313,997
JANUARY 1, 2005 TO JULY 31, 2005(6) .................        5.64%         57%  $        75,840
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................       18.06%        239%  $         4,895
JUNE 30, 2003(8) TO DECEMBER 31, 2003 ...............       12.04%        229%  $         1,026

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......        7.38%         50%  $        78,719
APRIL 11, 2005(8) TO JULY 31, 2005(6) ...............        9.86%         57%  $        44,171

INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......        7.10%         50%  $       252,517
JANUARY 1, 2005 TO JULY 31, 2005(6) .................        5.30%         57%  $       182,934
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................       17.51%        239%  $        99,455
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................       25.41%        229%  $        70,748
OCTOBER 1, 2002 TO DECEMBER 31, 2002(10) ............        4.38%         72%  $        21,375
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...............      (13.69)%       311%  $        18,221
OCTOBER 1, 2000 TO SEPTEMBER 30, 2001 ...............      (26.22)%       285%  $        33,163
OCTOBER 31, 1999 TO SEPTEMBER 30, 2000 ..............       50.67%        181%  $        36,984

DIVIDEND INCOME FUND
-----------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......        4.07%          5%  $        10,275
JANUARY 1, 2005 TO JULY 31, 2005(6) .................        7.15%         26%  $         4,957
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................       14.49%         49%  $         4,351
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................       24.99%         92%  $         5,054
JANUARY 1, 2002(8) TO DECEMBER 31, 2002 .............      (19.42)%       114%  $           559

INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......        3.79%          5%  $       208,142
JANUARY 1, 2005 TO JULY 31, 2005(6) .................        6.85%         26%  $       223,800
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................       14.04%         49%  $       122,747
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................       24.50%         92%  $       140,758
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................      (19.77)%       114%  $       151,165
JANUARY 1, 2001 TO DECEMBER 31, 2001 ................      (11.20)%        77%  $       234,428
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(11) ...........        6.60%          7%  $       297,887
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ................       15.36%        107%  $       260,282

GROWTH FUND
-----------------------------------------------------------------------------------------------
CLASS C
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......       12.67%         64%  $           253
JANUARY 1, 2005 TO JULY 31, 2005(6) .................        3.00%         76%  $           146
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................       11.57%         92%  $           314
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................       28.92%        139%  $           512
DECEMBER 26, 2002(8) TO DECEMBER 31, 2002 ...........       (1.71)%       249%  $            98

ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......       13.27%         64%  $        74,372
JANUARY 1, 2005 TO JULY 31, 2005(6) .................        3.40%         76%  $        65,886
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................       13.23%         92%  $        66,658
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................       30.78%        139%  $        55,851
AUGUST 30, 2002(8) TO DECEMBER 31, 2002 .............       (1.77)%       249%  $        13,106

ADVISOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ......       13.05%         64%  $        13,494
JANUARY 1, 2005 TO JULY 31, 2005(6) .................        3.23%         76%  $         9,762
JANUARY 1, 2004 TO DECEMBER 31, 2004 ................       12.46%         92%  $         6,357
JANUARY 1, 2003 TO DECEMBER 31, 2003 ................       30.06%        139%  $         9,294
JANUARY 1, 2002 TO DECEMBER 31, 2002 ................      (25.26)%       249%  $         9,764
JANUARY 1, 2001 TO DECEMBER 31, 2001 ................      (34.54)%       400%  $        14,292
FEBRUARY 24, 2000(8) TO DECEMBER 31, 2000 ...........      (26.21)%       366%  $         4,175

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                           NET REALIZED
                                                             BEGINNING          NET                 AND   DISTRIBUTIONS
                                                             NET ASSET   INVESTMENT          UNREALIZED        FROM NET
                                                             VALUE PER       INCOME      GAIN (LOSS) ON      INVESTMENT
                                                                 SHARE       (LOSS)         INVESTMENTS          INCOME
-----------------------------------------------------------------------------------------------------------------------
GROWTH FUND (CONTINUED)

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ............     $20.68        (0.04)(5)            2.80            0.00
JANUARY 1, 2005 TO JULY 31, 2005(6) .......................     $19.99        (0.05)(5)            0.74            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ......................     $17.65        (0.03)(5)            2.37            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ......................     $13.48        (0.07)(5)            4.24            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ......................     $17.91        (0.08)(5)           (4.35)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ......................     $27.17        (0.02)              (9.17)           0.00
FEBRUARY 24, 2000(8) TO DECEMBER 31, 2000 .................     $43.74        (0.01)             (11.33)           0.00

INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ............     $19.96        (0.10)(5)            2.69            0.00
JANUARY 1, 2005 TO JULY 31, 2005(6) .......................     $19.35        (0.11)(5)            0.72            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ......................     $17.19        (0.13)(5)            2.29            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ......................     $13.21        (0.16)(5)            4.14            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ......................     $17.68        (0.18)(5)           (4.29)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ......................     $27.05        (0.15)              (9.15)           0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000 ......................     $35.66        (0.17)              (3.21)           0.00

GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ............     $20.67         0.06(5)             0.50           (0.07)
JANUARY 1, 2005 TO JULY 31, 2005(6) .......................     $21.17         0.09(5)            (0.51)          (0.08)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ......................     $19.52         0.19                1.63           (0.17)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ......................     $15.75         0.11(5)             3.79           (0.13)
JANUARY 1, 2002(8) TO DECEMBER 31, 2002 ...................     $20.28         0.11               (4.46)          (0.18)

ADVISOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ............     $20.70         0.04(5)             0.51           (0.05)
JANUARY 1, 2005 TO JULY 31, 2005(6) .......................     $21.21         0.05(5)            (0.51)          (0.05)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ......................     $19.57         0.08                1.65           (0.09)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ......................     $15.77         0.05(5)             3.80           (0.05)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ......................     $20.20         0.04               (4.41)          (0.06)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ......................     $25.32        (0.04)              (5.08)           0.00
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(11) .................     $28.29        (0.00)(4)           (2.65)           0.00
FEBRUARY 29, 2000(8) TO OCTOBER 31, 2000 ..................     $29.15        (0.05)              (0.81)           0.00

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ............     $20.91         0.09(5)             0.52           (0.11)
JANUARY 1, 2005 TO JULY 31, 2005(6) .......................     $21.41         0.12(5)            (0.50)          (0.12)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ......................     $19.72         0.26                1.62           (0.19)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ......................     $15.92         0.16(5)             3.83           (0.19)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ......................     $20.49         0.15               (4.49)          (0.23)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ......................     $25.46         0.08               (5.05)           0.00
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(11) .................     $28.41        (0.00)(4)           (2.63)           0.00
FEBRUARY 29, 2000(8) TO OCTOBER 31, 2000 ..................     $29.15         0.01               (0.75)           0.00

INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ............     $20.82         0.02(5)             0.51           (0.03)
JANUARY 1, 2005 TO JULY 31, 2005(6) .......................     $21.33         0.04(5)            (0.50)          (0.05)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ......................     $19.68         0.09                1.66           (0.10)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ......................     $15.85         0.04(5)             3.83           (0.04)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ......................     $20.28         0.02               (4.45)          (0.00)(4)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ......................     $25.37        (0.02)              (5.07)           0.00
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(11) .................     $28.34        (0.00)(4)           (2.65)           0.00
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ......................     $25.26        (0.09)               3.19            0.00

LARGE CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) ............     $23.57         0.06                1.94            0.00
JANUARY 1, 2005 TO JULY 31, 2005(6) .......................     $22.75        (0.07)               0.89            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ......................     $20.94        (0.07)               1.88            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ......................     $16.51        (0.10)               4.53            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ......................     $23.55        (0.08)              (6.96)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ......................     $34.77        (0.02)             (11.20)          (0.00)(4)
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(11) .................     $45.49         0.01               (4.81)           0.00
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 ......................     $41.52        (0.16)              12.01            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                 WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

                                                        DISTRIBUTIONS      ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                             FROM NET   NET ASSET  ------------------------------------------------
                                                             REALIZED   VALUE PER  NET INVESTMENT      GROSS   EXPENSES         NET
                                                                GAINS       SHARE   INCOME (LOSS)   EXPENSES     WAIVED    EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND (CONTINUED)

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) .......           0.00      $23.44           (0.34)%     0.89%     (0.04)%      0.85%
JANUARY 1, 2005 TO JULY 31, 2005(6) ..................           0.00      $20.68           (0.47)%     0.96%     (0.04)%      0.92%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................           0.00      $19.99           (0.17)%     0.93%     (0.04)%      0.89%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................           0.00      $17.65           (0.45)%     0.92%     (0.02)%      0.90%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................           0.00      $13.48           (0.51)%     0.92%      0.00%       0.92%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................          (0.07)     $17.91           (0.32)%     0.91%     (0.01)%      0.90%
FEBRUARY 24, 2000(8) TO DECEMBER 31, 2000 ............          (5.23)     $27.17           (0.09)%     0.84%      0.00%       0.84%

INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) .......           0.00      $22.55           (0.96)%     1.51%     (0.04)%      1.47%
JANUARY 1, 2005 TO JULY 31, 2005(6) ..................           0.00      $19.96           (1.03)%     1.52%     (0.04)%      1.48%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................           0.00      $19.35           (0.77)%     1.52%     (0.04)%      1.48%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................           0.00      $17.19           (1.08)%     1.54%     (0.01)%      1.53%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................           0.00      $13.21           (1.18)%     1.59%     (0.01)%      1.58%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................          (0.07)     $17.68           (0.71)%     1.37%      0.00%       1.37%
JANUARY 1, 2000 TO DECEMBER 31, 2000 .................          (5.23)     $27.05           (0.55)%     1.20%      0.00%       1.20%

GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) .......           0.00      $21.16            0.57%      1.23%     (0.27)%      0.96%
JANUARY 1, 2005 TO JULY 31, 2005(6) ..................           0.00      $20.67            0.75%      1.15%     (0.19)%      0.96%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................           0.00      $21.17            0.77%      1.09%     (0.15)%      0.94%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................           0.00      $19.52            0.65%      1.06%     (0.08)%      0.98%
JANUARY 1, 2002(8) TO DECEMBER 31, 2002 ..............           0.00      $15.75            0.68%      1.07%     (0.09)%      0.98%

ADVISOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) .......           0.00      $21.20            0.37%      1.36%     (0.22)%      1.14%
JANUARY 1, 2005 TO JULY 31, 2005(6) ..................           0.00      $20.70            0.42%      1.39%     (0.14)%      1.25%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................           0.00      $21.21            0.36%      1.44%     (0.06)%      1.38%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................           0.00      $19.57            0.29%      1.35%     (0.01)%      1.34%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................           0.00      $15.77            0.24%      1.27%     (0.01)%      1.26%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................           0.00      $20.20           (0.28)%     1.53%      0.00%       1.53%
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(11) ............          (0.32)     $25.32           (0.24)%     1.28%      0.00%       1.28%
FEBRUARY 29, 2000(8) TO OCTOBER 31, 2000 .............           0.00      $28.29           (0.74)%     1.31%      0.00%       1.31%

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) .......           0.00      $21.41            0.84%      0.96%     (0.30)%      0.66%
JANUARY 1, 2005 TO JULY 31, 2005(6) ..................           0.00      $20.91            1.04%      0.77%     (0.17)%      0.60%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................           0.00      $21.41            0.93%      0.76%     (0.05)%      0.71%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................           0.00      $19.72            0.95%      0.69%     (0.01)%      0.68%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................           0.00      $15.92            0.87%      0.66%     (0.01)%      0.65%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................           0.00      $20.49            0.58%      0.65%     (0.01)%      0.64%
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(11) ............          (0.32)     $25.46            0.14%      0.61%      0.00%       0.61%
FEBRUARY 29, 2000(8) TO OCTOBER 31, 2000 .............           0.00      $28.41            0.07%      0.64%      0.00%       0.64%

INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) .......           0.00      $21.32            0.19%      1.53%     (0.22)%      1.31%
JANUARY 1, 2005 TO JULY 31, 2005(6) ..................           0.00      $20.82            0.33%      1.47%     (0.14)%      1.33%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................           0.00      $21.33            0.40%      1.40%     (0.05)%      1.35%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................           0.00      $19.68            0.25%      1.40%     (0.02)%      1.38%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................           0.00      $15.85            0.08%      1.43%     (0.01)%      1.42%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................           0.00      $20.28           (0.09)%     1.30%      0.00%       1.30%
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(11) ............          (0.32)     $25.37           (0.01)%     1.07%      0.00%       1.07%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .................          (0.02)     $28.34           (0.35)%     1.09%      0.00%       1.09%

LARGE CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) .......           0.00      $25.57            0.47%      1.52%     (0.33)%      1.19%
JANUARY 1, 2005 TO JULY 31, 2005(6) ..................           0.00      $23.57           (0.50)%     1.40%     (0.18)%      1.22%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................           0.00      $22.75           (0.30)%     1.24%     (0.04)%      1.20%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................           0.00      $20.94           (0.48)%     1.27%     (0.02)%      1.25%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................           0.00      $16.51           (0.37)%     1.24%     (0.01)%      1.23%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................           0.00      $23.55           (0.09)%     1.11%      0.00%       1.11%
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(11) ............          (5.92)     $34.77            0.15%      0.99%      0.00%       0.99%
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .................          (7.88)     $45.49           (0.36)%     0.96%      0.00%       0.96%

                                                                     PORTFOLIO     NET ASSETS AT
                                                            TOTAL     TURNOVER     END OF PERIOD
                                                        RETURN(2)      RATE(3)   (000'S OMITTED)
------------------------------------------------------------------------------------------------
GROWTH FUND (CONTINUED)

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) .......      13.35%          64%      $   195,867
JANUARY 1, 2005 TO JULY 31, 2005(6) ..................       3.45%          76%      $   315,764
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................      13.26%          92%      $   294,892
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................      30.93%         139%      $   311,312
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................     (24.73)%        249%      $   195,054
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................     (33.84)%        400%      $    72,846
FEBRUARY 24, 2000(8) TO DECEMBER 31, 2000 ............     (25.72)%        366%      $    17,844

INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) .......      12.98%          64%      $ 1,205,323
JANUARY 1, 2005 TO JULY 31, 2005(6) ..................       3.15%          76%      $ 1,182,352
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................      12.57%          92%      $ 1,146,002
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................      30.13%         139%      $ 1,365,946
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................     (25.28)%        249%      $ 1,256,292
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................     (34.39)%        400%      $ 2,021,795
JANUARY 1, 2000 TO DECEMBER 31, 2000 .................      (9.23)%        366%      $ 3,411,250

GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) .......       2.74%           9%      $    55,319
JANUARY 1, 2005 TO JULY 31, 2005(6) ..................      (1.96)%         74%      $   100,221
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................       9.35%         136%      $    19,836
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................      24.90%         199%      $    29,557
JANUARY 1, 2002(8) TO DECEMBER 31, 2002 ..............     (21.47)%        188%      $    19,280

ADVISOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) .......       2.69%           9%      $     3,592
JANUARY 1, 2005 TO JULY 31, 2005(6) ..................      (2.14)%         74%      $     5,007
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................       8.85%         136%      $     6,068
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................      24.42%         199%      $     8,631
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................     (21.67)%        188%      $    10,347
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................     (20.22)%        172%      $    13,823
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(11) ............      (9.35)%         23%      $     4,704
FEBRUARY 29, 2000(8) TO OCTOBER 31, 2000 .............      (2.95)%        122%      $       455

INSTITUTIONAL CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) .......       2.92%           9%      $    30,935
JANUARY 1, 2005 TO JULY 31, 2005(6) ..................      (1.76)%         74%      $    30,157
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................       9.59%         136%      $    36,879
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................      25.26%         199%      $    83,589
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................      21.22%         188%      $    67,014
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................      19.52%         172%      $    46,577
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(11) ............       9.24%          23%      $    31,394
FEBRUARY 29, 2000(8) TO OCTOBER 31, 2000 .............       2.54%         122%      $       772

INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) .......       2.61%           9%      $   272,652
JANUARY 1, 2005 TO JULY 31, 2005(6) ..................      (2.16)%         74%      $   312,828
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................       8.88%         136%      $   465,228
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................      24.44%         199%      $   633,211
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................     (21.83)%        188%      $   582,081
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................     (20.06)%        172%      $   886,066
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(11) ............      (9.33)%         23%      $ 1,109,155
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .................      12.29%         122%      $ 1,227,987

LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------
INVESTOR CLASS
AUGUST 1, 2005 TO JANUARY 31, 2006 (UNAUDITED) .......       8.49%          41%      $   466,644
JANUARY 1, 2005 TO JULY 31, 2005(6) ..................       3.60%          50%      $   468,519
JANUARY 1, 2004 TO DECEMBER 31, 2004 .................       8.64%          89%      $   518,431
JANUARY 1, 2003 TO DECEMBER 31, 2003 .................      26.83%         253%      $   644,131
JANUARY 1, 2002 TO DECEMBER 31, 2002 .................     (29.89)%        443%      $   588,894
JANUARY 1, 2001 TO DECEMBER 31, 2001 .................     (32.27)%        469%      $   976,336
NOVEMBER 1, 2000 TO DECEMBER 31, 2000(11) ............     (10.34)%         69%      $ 1,574,382
NOVEMBER 1, 1999 TO OCTOBER 31, 2000 .................      28.12%         455%      $ 1,769,430

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      NOTES TO FINANCIAL HIGHLIGHTS

      (1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

      (2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

      (3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

      (4)   Amount calculated is less than $0.005.

      (5)   Calculated based upon average shares outstanding.

      (6) In 2005, the Fund changed its fiscal year end from December 31 to July 31.

      (7)   Includes redemption fee of $0.01.

      (8)   Commencement of operations.

      (9)   Includes redemption fee of $0.02.

      (10) In 2002, the Fund changed its fiscal year-end from September 30 to December 31.

      (11) In 2000, the Fund changed its fiscal year-end from October 31 to December 31.

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at January 31, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Capital Growth Fund, Dividend Income Fund, Growth Fund, Growth and Income Fund, and Large Cap Growth Fund. Each Fund in this report is a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                               Before  Reorganization             After Reorganization
                                                        -------------------------------------    ---------------------
                                                                    Target Funds                    Acquiring Fund
----------------------------------------------------------------------------------------------------------------------
                                                            STRONG           STRONG LARGE        WELLS FARGO ADVANTAGE
   Fund                                                 ENDEAVOR FUND    COMPANY GROWTH FUND*     CAPITAL GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
   Shares:
----------------------------------------------------------------------------------------------------------------------
      CLASS K(1)                                                   --             727,721                      --
----------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          --                  --                 727,721
----------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                          --                  --                     New
----------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                        1,733,529           8,690,855               9,863,351
----------------------------------------------------------------------------------------------------------------------
   Net Assets:
----------------------------------------------------------------------------------------------------------------------
      CLASS K(1)                                                   --       $  11,069,451                      --
----------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          --                  --           $  11,069,451
----------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                          --                  --                     New
----------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                    $  17,672,409         130,992,523             148,664,932
----------------------------------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation)                   1,928,352           9,526,106              11,454,458
----------------------------------------------------------------------------------------------------------------------
   Accumulated net realized losses                         (1,374,426)         (1,215,735)             (2,590,161)
----------------------------------------------------------------------------------------------------------------------

* DESIGNATES THE ACCOUNTING SURVIVOR.

(1) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, CLASS K OF STRONG LARGE COMPANY GROWTH FUND MERGED INTO ADMINISTRATOR CLASS OF WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND.

                                                                         Before Reorganization               After Reorganization
                                                        --------------------------------------------------   --------------------
                                                                             Target Funds                       Acquiring Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WELLS FARGO
                                                        STRONG DOW 30         STRONG       STRONG DIVIDEND    ADVANTAGE DIVIDEND
   Fund                                                   VALUE FUND       ENERGY FUND       INCOME FUND*        INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
   Shares:
---------------------------------------------------------------------------------------------------------------------------------
      CLASS K(2)                                                   --                --            286,445                  --
---------------------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          --                --                 --             286,445
---------------------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                        4,704,772         1,532,397          8,235,704          13,539,523
---------------------------------------------------------------------------------------------------------------------------------
   Net Assets:
---------------------------------------------------------------------------------------------------------------------------------
      CLASS K(2)                                                   --                --    $     4,588,568                  --
---------------------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          --                --                 --       $   4,588,568
---------------------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                    $  59,913,489     $  26,154,607        133,645,472         219,713,568
---------------------------------------------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation)                   9,468,337         6,143,950         25,479,707          41,091,994
---------------------------------------------------------------------------------------------------------------------------------
   Accumulated net realized losses                        (12,707,218)         (939,498)        (1,189,161)        (14,835,877)
---------------------------------------------------------------------------------------------------------------------------------

* DESIGNATES THE ACCOUNTING SURVIVOR.

(2) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, CLASS K OF STRONG DIVIDEND INCOME FUND MERGED INTO ADMINISTRATOR CLASS OF WELLS FARGO ADVANTAGE DIVIDEND INCOME FUND.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                               Before Reorganization            After Reorganization
                                                        -----------------------------------     --------------------
                                                                    Target Funds                   Acquiring Fund
---------------------------------------------------------------------------------------------------------------------
                                                             STRONG             STRONG              WELLS FARGO
   Fund                                                  GROWTH 20 FUND       GROWTH FUND*      ADVANTAGE GROWTH FUND
---------------------------------------------------------------------------------------------------------------------
   Shares:
---------------------------------------------------------------------------------------------------------------------
      CLASS C                                                      --                 8,913                   8,913
---------------------------------------------------------------------------------------------------------------------
      CLASS K(3)                                                   --             3,148,440                      --
---------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          --                    --               3,148,440
---------------------------------------------------------------------------------------------------------------------
      ADVISOR CLASS                                           276,560               304,662                 521,601
---------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                          --            15,437,417              15,437,417
---------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                        9,119,381            55,831,771              62,900,684
---------------------------------------------------------------------------------------------------------------------
   Net Assets:
---------------------------------------------------------------------------------------------------------------------
      CLASS C                                                      --       $       161,112         $       161,112
---------------------------------------------------------------------------------------------------------------------
      CLASS K(3)                                                   --            58,984,412                      --
---------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          --                    --              58,984,412
---------------------------------------------------------------------------------------------------------------------
      ADVISOR CLASS                                     $   3,965,045             5,568,405               9,533,450
---------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                          --           293,773,318             293,773,318
---------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                      130,085,630         1,027,443,947           1,157,529,577
---------------------------------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation)                  26,139,087           203,437,808             229,576,895
---------------------------------------------------------------------------------------------------------------------
   Accumulated net realized losses                       (345,354,611)         (589,297,736)           (934,652,347)
---------------------------------------------------------------------------------------------------------------------

* DESIGNATES THE ACCOUNTING SURVIVOR.

(3) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, CLASS K OF STRONG GROWTH FUND MERGED INTO ADMINISTRATOR CLASS OF WELLS FARGO ADVANTAGE GROWTH FUND.

                                                              Before  Reorganization              After Reorganization
                                                       -------------------------------------     ----------------------
                                                                   Target Funds                      Acquiring Fund
-----------------------------------------------------------------------------------------------------------------------
                                                       STRONG LARGE CAP    STRONG GROWTH AND      WELLS FARGO ADVANTAGE
   Fund                                                   CORE FUND           INCOME FUND*       GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
   Shares:
-----------------------------------------------------------------------------------------------------------------------
      CLASS K(4)                                                   --             885,134                      --
-----------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          --                  --                 885,134
-----------------------------------------------------------------------------------------------------------------------
      ADVISOR CLASS                                                --             261,334                 261,334
-----------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                          --           1,176,605               1,176,605
-----------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                          407,243          20,545,788              20,757,917
-----------------------------------------------------------------------------------------------------------------------
   Net Assets:
-----------------------------------------------------------------------------------------------------------------------
      CLASS K(4)                                                   --       $  17,963,974                      --
-----------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                          --                  --           $  17,963,974
-----------------------------------------------------------------------------------------------------------------------
      ADVISOR CLASS                                                --           5,313,912               5,313,912
-----------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                          --          24,153,285              24,153,285
-----------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                    $   4,337,752         420,133,930             424,471,682
-----------------------------------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation)                     180,136          18,045,997              18,226,133
-----------------------------------------------------------------------------------------------------------------------
   Accumulated net realized losses                           (441,738)        (74,137,179)            (74,578,917)
-----------------------------------------------------------------------------------------------------------------------

* DESIGNATES THE ACCOUNTING SURVIVOR.

(4) EFFECTIVE AT THE CLOSE OF BUSINESS ON APRIL 8, 2005, CLASS K OF STRONG GROWTH AND INCOME FUND MERGED INTO ADMINISTRATOR CLASS OF WELLS FARGO ADVANTAGE GROWTH AND INCOME FUND.

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

      Effective at the close of business on April 8, 2005, the following Acquiring Fund ("Acquiring Fund"), by share class, acquired substantially all of the net assets of the following Target Fund ("Target Fund"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code. A summary of shares outstanding and net assets immediately before and after the reorganization is not required to be presented for the following acquisition.

                         Acquiring Fund                                               Target Fund
------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND - INVESTOR CLASS        STRONG LARGE CAP GROWTH FUND INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually, with the exception of the Dividend Income Fund and the Growth and Income Fund, for which net investment income, if any, is declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at January 31, 2006.

      At July 31, 2005, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                            Year                    Capital Loss
      Fund                                 Expires                 Carryforwards
--------------------------------------------------------------------------------
      CAPITAL GROWTH FUND                    2009                  $   1,053,585
--------------------------------------------------------------------------------
      DIVIDEND INCOME FUND                   2007                        632,263
                                             2008                      1,641,156
                                             2009                      6,886,219
                                             2010                        604,271
--------------------------------------------------------------------------------
      GROWTH FUND                            2008                    249,288,195
                                             2009                    311,716,428
--------------------------------------------------------------------------------
      GROWTH AND INCOME FUND                 2009                     62,637,809
                                             2010                        441,738
--------------------------------------------------------------------------------
      LARGE CAP GROWTH FUND                  2008                    244,161,722
                                             2010                    203,828,512
--------------------------------------------------------------------------------

      The capital loss carryforwards may include capital losses acquired from a merger as discussed in Note 1. The yearly utilization of any acquired capital loss is limited by the Code.

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked daily while collateral supporting loans of U.S. Government securities is remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2005, Wells Fargo Bank, N.A. received 35% of the revenues earned on the securities lending activities and incurred all expenses. The value of the securities on loan and the value of the related collateral at January 31, 2006, are shown on the Statement of Assets and Liabilities.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                       Advisory Fees                                         Sub-Advisory Fees*
                                   Average Daily       (% of Average                        Average Daily       (% of Average
      Fund                          Net Assets       Daily Net Assets)    Sub-Adviser         Net Assets      Daily Net Assets)
-------------------------------------------------------------------------------------------------------------------------------
      CAPITAL GROWTH FUND        $0 - $499  million        0.750         Wells Capital     $0 - $100 million       0.350
                               $500 - $999  million        0.700           Management    $100 - $200 million       0.300
                                 $1 - $2.99 billion        0.650         Incorporated    $200 - $500 million       0.200
                                 $3 - $4.99 billion        0.625                               >$500 million       0.150
                                     >$4.99 billion        0.600
-------------------------------------------------------------------------------------------------------------------------------
      DIVIDEND INCOME FUND       $0 - $499  million        0.750         Wells Capital     $0 - $100 million       0.350
                               $500 - $999  million        0.700           Management    $100 - $200 million       0.300
                                 $1 - $2.99 billion        0.650         Incorporated    $200 - $500 million       0.200
                                 $3 - $4.99 billion        0.625                               >$500 million       0.150
                                     >$4.99 billion        0.600
-------------------------------------------------------------------------------------------------------------------------------
      GROWTH FUND                $0 - $499  million        0.750         Wells Capital     $0 - $100 million       0.350
                               $500 - $999  million        0.700           Management    $100 - $200 million       0.300
                                 $1 - $2.99 billion        0.650         Incorporated    $200 - $500 million       0.200
                                 $3 - $4.99 billion        0.625                               >$500 million       0.150
                                     >$4.99 billion        0.600
-------------------------------------------------------------------------------------------------------------------------------
      GROWTH AND INCOME FUND     $0 - $499  million        0.750         Matrix Asset       $0 - $50 million       0.200
                               $500 - $999  million        0.700         Advisors, Inc.         >$50 million       0.160
                                 $1 - $2.99 billion        0.650
                                 $3 - $4.99 billion        0.625
                                     >$4.99 billion        0.600
-------------------------------------------------------------------------------------------------------------------------------
      LARGE CAP GROWTH FUND      $0 - $499  million        0.750         Wells Capital     $0 - $100 million       0.350
                               $500 - $999  million        0.700           Management    $100 - $200 million       0.300
                                 $1 - $2.99 billion        0.650         Incorporated    $200 - $500 million       0.200
                                 $3 - $4.99 billion        0.625                               >$500 million       0.150
                                     >$4.99 billion        0.600
-------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      * Effective January 1, 2006. Prior to January 1, 2006, the investment sub-advisers were entitled to be paid a monthly fee at the following rates:

                                                                                       Sub-Advisory Fees
                                                                  Average Daily      (% of Average Daily
      Fund                                      Sub-Adviser         Net Assets            Net Assets)
--------------------------------------------------------------------------------------------------------
      CAPITAL GROWTH FUND                      Wells Capital     $0 - $200 million          0.350
                                                 Management    $200 - $400 million          0.300
                                                Incorporated         >$400 million          0.250
--------------------------------------------------------------------------------------------------------
      DIVIDEND INCOME FUND                     Wells Capital     $0 - $200 million          0.350
                                                 Management    $200 - $400 million          0.300
                                                Incorporated         >$400 million          0.250
--------------------------------------------------------------------------------------------------------
      GROWTH FUND                              Wells Capital     $0 - $200 million          0.350
                                                 Management    $200 - $400 million          0.300
                                                Incorporated         >$400 million          0.250
--------------------------------------------------------------------------------------------------------
      LARGE CAP GROWTH FUND                    Wells Capital     $0 - $200 million          0.350
                                                 Management    $200 - $400 million          0.300
                                                Incorporated         >$400 million          0.250

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                                     Administration Fees
                                                                   Average Daily        (% of Average
                                                                     Net Assets       Daily Net Assets)
--------------------------------------------------------------------------------------------------------
      Fund level                                                $0 - $4.99 billion          0.05
                                                                $5 - $9.99 billion          0.04
                                                                    >$9.99 billion          0.03
--------------------------------------------------------------------------------------------------------
      CLASS C                                                                               0.28
--------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                                                   0.10
--------------------------------------------------------------------------------------------------------
      ADVISOR CLASS(1)                                                                      0.28
--------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS                                                                   0.08
--------------------------------------------------------------------------------------------------------
      INVESTOR CLASS(1)(2)                                                                  0.45

(1) THE CLASS-LEVEL ADMINISTRATION FEE IS 0.23 AND 0.40 FOR THE ADVISOR CLASS AND INVESTOR CLASS SHARES, RESPECTIVELY, OF THE GROWTH AND INCOME FUND.

(2) THE CLASS-LEVEL ADMINISTRATION FEE IS 0.37 FOR THE INVESTOR CLASS SHARES OF THE DIVIDEND INCOME FUND.

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rates:

                                                % of Average Daily Net Assets
--------------------------------------------------------------------------------
      ALL LARGE CAP STOCK FUNDS                               0.02
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

      Share Class                                                         % of Average Daily Net Assets
-------------------------------------------------------------------------------------------------
      CLASS C, ADMINISTRATOR CLASS, ADVISOR CLASS AND INVESTOR CLASS                   0.25
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      For the six months ended January 31, 2006, distribution fees incurred are disclosed on the Statement of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the six months ended January 31, 2006, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to maintain certain net operating expense ratios for the Funds. Net operating expense ratios during the period were as follows:

                                             Net Operating Expense Ratios
    Fund                     Class C   Administrator   Advisor   Institutional   Investor
-----------------------------------------------------------------------------------------
    CAPITAL GROWTH FUND         N/A        0.94%         N/A         0.80%        1.42%
-----------------------------------------------------------------------------------------
    DIVIDEND INCOME FUND        N/A        0.96%         N/A          N/A         1.37%
-----------------------------------------------------------------------------------------
    GROWTH FUND                2.05%       0.96%        1.30%        0.85%        1.47%
-----------------------------------------------------------------------------------------
    GROWTH AND INCOME FUND      N/A        0.96%        1.14%        0.66%        1.31%
-----------------------------------------------------------------------------------------
    LARGE CAP GROWTH FUND       N/A         N/A          N/A          N/A         1.19%
-----------------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the six months ended January 31, 2006, were as follows:

    Fund                                      Purchases at Cost      Sales Proceeds
-----------------------------------------------------------------------------------
    CAPITAL GROWTH FUND                       $     522,959,406      $  213,386,382
-----------------------------------------------------------------------------------
    DIVIDEND INCOME FUND                             10,973,673          29,442,734
-----------------------------------------------------------------------------------
    GROWTH FUND                                     931,070,666       1,193,942,849
-----------------------------------------------------------------------------------
    GROWTH AND INCOME FUND                           34,231,301         126,217,305
-----------------------------------------------------------------------------------
    LARGE CAP GROWTH FUND                           182,768,970         223,324,514
-----------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      For the six months ended January 31, 2006, there were no borrowings by the Large Cap Stock Funds under the agreement.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS        OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 139 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------------
                             POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
    NAME AND AGE             LENGTH OF SERVICE       PAST FIVE YEARS                     OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
    Thomas S. Goho           Trustee, since 1987     Associate Professor of Finance,     None
    63                                               Wake Forest University,
                                                     Calloway School of Business and
                                                     Accountancy.
------------------------------------------------------------------------------------------------------------
    Peter G. Gordon          Trustee, since 1998     Chairman, CEO, and Co- Founder      None
    63                       (Chairman, since 2005)  of Crystal Geyser Water Company
                                                     and President of Crystal Geyser
                                                     Roxane Water Company.
------------------------------------------------------------------------------------------------------------
    Richard M. Leach         Trustee, since 1987     Retired. Prior thereto,             None
    72                                               President of Richard M. Leach
                                                     Associates (a financial
                                                     consulting firm).
------------------------------------------------------------------------------------------------------------
    Olivia S. Mitchell****   Trustee, since 2006     Professor of Insurance and Risk     None
    52                                               Management, Wharton School,
                                                     University of Pennsylvania.
                                                     Director of the Boettner Center
                                                     on Pensions and Retirement
                                                     Research. Research Associate
                                                     and Board Member, Penn Aging
                                                     Research Center. Research
                                                     Associate, National Bureau of
                                                     Economic Research.
------------------------------------------------------------------------------------------------------------
    Timothy J. Penny         Trustee, since 1996     Senior Counselor to the public      None
    54                                               relations firm of Himle-Horner
                                                     and Senior Fellow at the
                                                     Humphrey Institute,
                                                     Minneapolis, Minnesota (a pub-
                                                     lic policy organization).
------------------------------------------------------------------------------------------------------------
    Donald C. Willeke        Trustee, since 1996     Principal of the law firm of        None
    65                                               Willeke & Daniels.

OTHER INFORMATION (UNAUDITED)        WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
--------------------------------------------------------------------------------

INTERESTED TRUSTEE**

------------------------------------------------------------------------------------------------------------
                             POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
    NAME AND AGE             LENGTH OF SERVICE ***   PAST FIVE YEARS                     OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
    J. Tucker Morse          Trustee, since 1987     Private Investor/Real Estate        None
    61                                               Developer; Chairman of White
                                                     Point Capital, LLC.
------------------------------------------------------------------------------------------------------------

OFFICERS*****

------------------------------------------------------------------------------------------------------------
                             POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
    NAME AND AGE             LENGTH OF SERVICE       PAST FIVE YEARS                     OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
    Karla M. Rabusch         President, since 2003   Executive Vice President of         None
    46                                               Wells Fargo Bank, N.A. and
                                                     President of Wells Fargo Funds
                                                     Management, LLC. Senior Vice
                                                     President and Chief
                                                     Administrative Officer of Wells
                                                     Fargo Funds Management, LLC
                                                     from 2001 to 2003.
------------------------------------------------------------------------------------------------------------
    Stacie D. DeAngelo       Treasurer, since 2003   Senior Vice President of Wells      None
    37                                               Fargo Bank, N.A. and Senior
                                                     Vice President of Operations
                                                     for Wells Fargo Funds
                                                     Management, LLC. Prior thereto,
                                                     Operations Manager at
                                                     Scudder Weisel Capital, LLC
                                                     from 2000 to 2001.
------------------------------------------------------------------------------------------------------------
    C. David Messman         Secretary, since 2000   Vice President and Managing         None
    45                                               Senior Counsel of Wells Fargo
                                                     Bank, N.A. and Senior Vice
                                                     President and Secretary of
                                                     Wells Fargo Funds Management,
                                                     LLC. Vice President and Senior
                                                     Counsel of Wells Fargo Bank,
                                                     N.A. from 1996 to 2003.
------------------------------------------------------------------------------------------------------------

    * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
   ** As of January 31, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.
  *** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.
 **** Effective January 1, 2006.
***** Effective February 8, 2006, A. Erdem Cimen replaced Stacie D. DeAngelo as the Treasurer of the Funds.

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS                LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipts
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
Connie Lee -- Connie Lee Insurance Company
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance, Inc
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RAW        -- Revenue Anticipation Warrants
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

[LOGO]
WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO This report and the financial ADVANTAGE FUNDS(SM) is available free statements contained herein are upon request. To obtain literature, submitted for the general information
please write, e-mail, visit the         of  the  shareholders  of  WELLS  FARGO
Funds' Web site, or call:               ADVANTAGE FUNDS. If this report is used
                                        for promotional purposes,  distribution
WELLS FARGO ADVANTAGE FUNDS             of the report  must be  accompanied  or
P.O. Box 8266                           preceded by a current prospectus. For a
Boston, MA 02266-8266                   prospectus   containing  more  complete
                                        information,   including   charges  and
E-mail: wfaf@wellsfargo.com             expenses,  call 1-800-222-8222 or visit
Web site:                               the      Funds'     Web     site     at
www.wellsfargo.com/advantagefunds       www.wellsfargo.com/advantagefunds.
Retail Investment Professionals:        Please    consider    the    investment
888-877-9275                            objective,  risks, charges and expenses
Institutional Investment                of  the  investment   carefully  before
Professionals: 866-765-0778             investing.  This and other  information
                                        about WELLS FARGO  ADVANTAGE  FUNDS can
                                        be  found  in the  current  prospectus.
                                        Read the  prospectus  carefully  before
                                        you invest or send money.

                                        Wells  Fargo Funds  Management,  LLC, a
                                        wholly owned  subsidiary of Wells Fargo
                                        & Company, provides investment advisory
                                        and  administrative  services for WELLS
                                        FARGO ADVANTAGE FUNDS. Other affiliates
                                        of Wells Fargo & Company  provide  sub-
                                        advisory  and  other  services  for the
                                        Funds.  The  Funds are  distributed  by
                                        WELLS  FARGO  FUNDS  DISTRIBUTOR,  LLC,
                                        Member NASD/SIPC, an affiliate of Wells
                                        Fargo & Company.

             -------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
             -------------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo  |  www.wellsfargo.com/advantagefunds |       RT55713 03-06
Advantage Funds, LLC. |                                    | SLCNLD/SAR121 01-06
All rights reserved.  |                                    |



ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a)(i) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(a)(ii) There were no significant changes in the Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

ITEM 10. EXHIBITS

(a) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant.

                                             Wells Fargo Funds Trust


                                             By:  /s/ Karla M. Rabusch

                                                  Karla M. Rabusch
                                                  President


                                             By:  /s/ A. Erdem Cimen

                                                  A. Erdem Cimen
                                                  Treasurer

                                             Date: March 20, 2006